Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(AMENDMENT NO. 4 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

BLACK RIDGE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $0.0001 per share, and warrants to purchase common stock

(2)	Aggregate number of securities to which transaction applies:

15,448,907 shares of common stock and 3,800,003 warrants

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$10.1175 per share and $0.29 per warrant

(4)	Proposed maximum aggregate value of transaction:

$156,828,795.38

(5)	Total fee paid:

$ 19,007.65

☒ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)                Amount Previously Paid:

(2)                Form, Schedule or Registration Statement No.

(3)                Filing Party:

(4)                Date Filed:

SUBJECT TO COMPLETION, DATED JUNE 11, 2019

BLACK RIDGE ACQUISITION CORP.
c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2019

TO THE STOCKHOLDERS OF BLACK RIDGE ACQUISITION CORP.

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Black Ridge Acquisition Corp. (“BRAC” or “us” or “we”), a Delaware corporation, will be held at 10:00 a.m. eastern time, on [●], 2019 at the offices of Graubard Miller, BRAC’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174. You are cordially invited to attend the special meeting, which will be held for the following purposes:

(1)	to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of December 19, 2018 (the “Agreement”), by and among BRAC, Black Ridge Merger Sub Corp. (“Merger Sub”), Allied Esports Media, Inc. (f/k/a Allied Esports Entertainment, Inc.) (“AEM”), Noble Link Global Limited (“Noble”), Ourgame International Holdings Ltd. (“Ourgame”), and Primo Vital Ltd. (“Primo”), pursuant to which, among other things, Noble will merge with and into AEM (the “Redomestication Merger”) with AEM being the surviving entity of the Redomestication Merger, and immediately after the Redomestication Merger, Merger Sub will merge with and into AEM (the “Transaction Merger”), with AEM being the surviving entity of the Transaction Merger and becoming a wholly-owned subsidiary of BRAC, as described in more detail in this proxy statement, and to approve the transactions contemplated by the Agreement, including the issuance of the merger consideration thereunder (collectively, the “business combination”) – we refer to this proposal as the “Merger Proposal.”

(2)	to consider and vote upon separate proposals to approve amendments to the amended and restated certificate of incorporation of BRAC, effective following the business combination, to (i) change the name of BRAC from “Black Ridge Acquisition Corp.” to “Allied Esports Entertainment, Inc.”; (ii) increase the number of authorized shares of BRAC Common Stock from 35,000,000 shares to 65,000,000 shares; and (iii) remove provisions that will no longer be applicable to BRAC after the business combination — we refer to these proposals collectively as the “Charter Proposals.”

(3)	to elect 11 directors who, upon consummation of the business combination, will be the directors of BRAC — we refer to this proposal as the “Director Election Proposal.”

(4)	to consider, vote upon and adopt an equity incentive plan to be effective upon consummation of the business combination— we refer to this proposal as the “Incentive Plan Proposal.”

(5)	to consider and vote upon a proposal to adjourn the special meeting to a later date or dates if it is determined by the officer presiding over the special meeting that more time is necessary for BRAC to consummate the business combination — we refer to this proposal as the “Adjournment Proposal.”

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of BRAC common stock at the close of business on June 10, 2019 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

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After careful consideration, BRAC’s board of directors has determined that the Merger Proposal, the Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, and the Adjournment Proposal are fair to and in the best interests of BRAC and its stockholders, and unanimously recommends that you vote or give instruction to vote “FOR” the Merger Proposal, “FOR” each of the Charter Proposals, “FOR” the election of all of the persons nominated for election as directors, “FOR” the Incentive Plan Proposal, and “FOR” the Adjournment Proposal, if presented.

Under the Agreement, the approval of the Merger Proposal, Charter Proposals and Director Election Proposal are conditions to the consummation of the business combination. Accordingly, if any one of the Merger Proposal, Charter Proposals or Director Election Proposal is not approved, the business combination will not occur unless the parties waive this condition to closing the business combination.

All BRAC stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of BRAC common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker or bank.

A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Ken DeCubellis
Ken DeCubellis
Chairman of the Board and Chief Executive Officer

June [●], 2019

ALL BRAC PUBLIC STOCKHOLDERS HAVE THE RIGHT TO HAVE THEIR SHARES CONVERTED INTO CASH IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. PUBLIC STOCKHOLDERS ARE NOT REQUIRED TO AFFIRMATIVELY VOTE FOR OR AGAINST THE MERGER PROPOSAL IN ORDER TO HAVE THEIR SHARES CONVERTED INTO CASH. THIS MEANS THAT ANY PUBLIC STOCKHOLDER HOLDING SHARES OF BRAC COMMON STOCK MAY EXERCISE CONVERSION RIGHTS REGARDLESS OF WHETHER THEY VOTE ON THE MERGER PROPOSAL OR IF THEY ARE A HOLDER OF RECORD ON THE RECORD DATE. TO EXERCISE CONVERSION RIGHTS, HOLDERS MUST TENDER THEIR STOCK TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, BRAC’S TRANSFER AGENT, NO LATER THAN TWO (2) DAYS PRIOR TO THE SPECIAL MEETING. YOU MAY TENDER YOUR STOCK BY EITHER DELIVERING YOUR STOCK CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING CONTINENTAL STOCK TRANSFER & TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR CONVERSION RIGHTS. SEE “SPECIAL MEETING OF BRAC STOCKHOLDERS — CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

This proxy statement is dated June [●], 2019 and is first being mailed to Black Ridge Acquisition Corp. stockholders on or about June [●], 2019.

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Annex A - AGREEMENT AND PLAN OF REORGANIZATION, dated as of December 29, 2018

Annex B - OPINION OF CRAIG-HALLUM

Annex C -2019 EQUITY INCENTIVE PLAN

Annex D - AMENDED AND RESTATED CHARTER

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SUMMARY OF THE MATERIAL TERMS OF THE TRANSACTIONS

•	The parties to the Agreement and Plan of Reorganization (the “Agreement”) are Black Ridge Acquisition Corp. (“BRAC”), Black Ridge Merger Sub Corp., a Delaware wholly-owned subsidiary of BRAC (“Merger Sub”), Allied Esports Media, Inc. (f/k/a Allied Esports Entertainment, Inc.), a Delaware corporation (“AEM”), Noble Link Global Limited, a British Virgin Islands exempted company that is a wholly-owned subsidiary of Ourgame (“Noble”), Ourgame International Holdings Ltd., a Cayman Islands company (“Ourgame”), and Primo Vital Ltd., a British Virgin Islands exempted company that is a wholly-owned subsidiary of Ourgame (“Primo”).

•	Subject to the Agreement, Noble will merge with and into AEM (the “Redomestication Merger”) with AEM being the surviving entity of the Redomestication Merger, and immediately after the Redomestication Merger, Merger Sub will merge with and into AEM (the “Transaction Merger” and together with the Redomestication Merger, the “Mergers”), with AEM being the surviving entity of the Transaction Merger and becoming a wholly-owned subsidiary of BRAC. See the section titled “The Merger Proposal – Structure of the Transactions.” In connection with the Mergers, BRAC will change its name to “Allied Esports Entertainment, Inc.”

•	The Mergers will result in BRAC acquiring two of Ourgame’s global esports and entertainment assets, Allied Esports (“Allied Esports”) and the entities which together comprise the World Poker Tour® (hereinafter collectively referred to as “WPT”). Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. WPT is the creator of the World Poker Tour – the premier name in internationally televised gaming and entertainment with brand presence in land-based tournaments, television, online and mobile. The proposed transaction will seek to strategically combine the globally recognized Allied Esports brand with the three-pronged business model of the iconic World Poker Tour, featuring in-person experiences, multiplatform content and interactive services, to leverage the high-growth opportunities in the global esports industry. See the section titled “Business of Allied Esports and WPT.”

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Upon consummation of the Mergers, BRAC will issue to the former owners of Allied Esports and WPT (i) an aggregate of 11,602,754 shares of the common stock of BRAC, par value $0.0001 per share (“BRAC Common Stock”) and (ii) an aggregate of 3,800,003 five-year warrants to purchase BRAC Common Stock at a price per share of $11.50 (“BRAC Warrants”), which warrants will be identical to BRAC’s outstanding public warrants. Additionally, the former owners of Allied Esports and WPT will be entitled to receive their pro rata portion of an aggregate of an additional 3,846,153 shares of BRAC Common Stock if the last sales price of the BRAC Common Stock reported on the Nasdaq Capital Market equals or exceeds $13.00 per share (as adjusted for stock splits, dividends, and the like) for 30 consecutive trading days at any time during the five-year period after the consummation of the Mergers. See the section titled “The Merger Proposal – Structure of the Transactions.”

•	Additionally, BRAC is obligated to issue an aggregate of up to 470,588 shares of common stock of BRAC and warrants to purchase an aggregate of up to an additional 152,000 shares of common stock of BRAC to certain debtholders of Noble and AEM as a result of BRAC assuming certain obligations in connection with Noble’s and AEM’s recent $4 million interim financing. See the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Allied Esports and WPT.”

•	To provide a source of funds for payment to BRAC with respect to certain post-closing rights to indemnification under the Agreement, the parties have agreed to place into escrow with Continental Stock Transfer & Trust Company acting as escrow agent an aggregate of 1,160,278 shares of BRAC Common Stock and 379,996 of the BRAC Warrants issuable at closing of the Mergers. Claims for indemnification may be asserted once damages exceed a $500,000 threshold and will be reimbursable to the full extent of the damages from dollar one; provided that such reimbursement will not exceed the amount of shares and warrants in escrow. The shares and warrants in escrow will be released to the former owners of Allied Esports and WPT on the date that is one year from the closing date of the Mergers, less that portion of the shares and warrants applied in satisfaction of, or reserved with respect to, indemnification claims made prior to such date, if any. See the section titled “The Merger Proposal – Indemnification.”

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•	In addition to voting on the Merger Proposal, the BRAC stockholders will vote on the following separate proposals to approve amendments to BRAC’s amended and restated certificate of incorporation, effective following the Mergers, to (i) change the name of BRAC from “Black Ridge Acquisition Corp.” to “Allied Esports Entertainment, Inc.”; (ii) increase the number of authorized shares of BRAC Common Stock from 35,000,000 shares to 65,000,000 shares; and (iii) remove provisions that will no longer be applicable to BRAC after the Mergers. BRAC’s shareholders will also vote on proposals to elect 11 directors who, upon consummation of the Mergers, will be the directors of BRAC, to approve an equity incentive plan effective upon consummation of the Mergers (the “Incentive Plan”) and to approve, if necessary, an adjournment of the special meeting. See the sections entitled “The Charter Proposals,” “The Director Election Proposal,” “The Incentive Plan Proposal,” and “The Adjournment Proposal.”

•	Ourgame will submit to the Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) a circular to be used for the purpose of soliciting proxies from shareholders of Ourgame to vote in favor of the Agreement and the Transaction Merger. In connection with the signing of the Agreement, shareholders of Ourgame who hold in excess of 50% of the voting securities of Ourgame have given irrevocable undertakings whereby such shareholders agreed, among other matters, to vote in favor of the Agreement and the Transaction Merger at the Ourgame shareholder meeting. The circular and the Transaction merger will be subject to the clearance and approval by the Hong Kong Stock Exchange pursuant to its Listing Rules.

•	The Agreement provides that BRAC, AEM, Ourgame, or Noble may terminate the Agreement if the Mergers have not been consummated by July 10, 2019, or such later date as may be approved by the BRAC stockholders in an amendment to BRAC’s amended and restated certificate of incorporation. Additionally, the transactions shall not be consummated if BRAC’s stockholders do not approve the Merger Proposal, Charter Proposals and Director Election Proposal, or if Ourgame’s stockholders do not approve the Agreement and Transaction Merger, or if BRAC has less than $5,000,001 of net tangible assets upon consummation of the Mergers and following the proper exercise of conversion rights by the holders of BRAC’s shares sold in its initial public offering (“public shares”). Additionally, the Agreement may be terminated, among other reasons, by (i) BRAC upon a material breach of the Agreement by AEM, Ourgame or Noble, or (ii) by AEM, Ourgame or Noble upon material breach of the Agreement by BRAC. AEM, Ourgame or Noble may also terminate the Agreement if BRAC has less than $80,000,000 of cash on hand following the proper exercise of conversion rights by the holders of public shares. See the section titled “The Agreement — Termination.”

•	After the Mergers, if management’s nominees are elected, the directors of BRAC will be Lyle Berman (Chairman of the Board), Ken DeCubellis, Bradley Berman, Benjamin Oehler, and Joseph Lahti, who were nominated by BRAC, and Eric Yang (Vice Chairman), Frank Ng, Adam Pliska, Maya Rogers, Dr. Kan Hee Anthony Tyen and Ho min Kim, who were nominated by Ourgame. See the section titled “The Director Election Proposal.”

•	After the Mergers, the executive officers of BRAC will be Frank Ng, Chief Executive Officer, Adam Pliska, President, Ken DeCubellis, Chief Financial Officer, David Moon, Chief Operating Officer, and James Moe, Chief Accounting Officer. It is anticipated that BRAC will enter into employment agreements with each of these individuals in connection with the consummation of the transactions. See the section titled “The Director Election Proposal.”

•	Prior to the Mergers, the shareholders of AEM and WPT immediately prior to the consummation of the Mergers will enter into lock-up agreements, pursuant to which they will agree to not, subject to certain exceptions, transfer, sell, tender or otherwise dispose of the shares of BRAC Common Stock and BRAC Warrants they will receive for a period from the closing of the Mergers as follows: (i) with respect to 50% of their BRAC Common Stock and BRAC Warrants, the earlier of one year after the closing of the Merger and the date on which the closing sale price of BRAC Common Stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the closing of the Merger and, (ii) with respect to the remaining 50% of their BRAC Common Stock and BRAC Warrants, one year after closing of the Mergers, or earlier in each case if, subsequent to the Mergers, the combined company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all stockholders having the right to exchange their shares of common stock for cash, securities, or other property. See the section titled “The Merger Proposal — Sale Restriction.”

•	On or prior to the closing of the Mergers, Eric Yang Qing, on behalf of the recipients of the shares of BRAC Common Stock and BRAC Warrants to be issued in the Mergers, will enter into a Registration Rights Agreement with BRAC providing such holders with certain demand and piggy-back registration rights with respect to such securities. See the section titled “The Merger Proposal – Registration Rights.”

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?	A.

The parties have agreed to a business combination under the terms of the Agreement and Plan of Reorganization, dated as of December 19, 2018, that is described in this proxy statement. This Agreement and Plan of Reorganization is referred to as the “Agreement.” A copy of the Agreement is attached to this proxy statement as Annex A, and we encourage you to read it in its entirety. You are being asked to consider and vote upon a proposal to adopt the Agreement, which, among other things, provides for the Redomestication Merger and the Transaction Merger, resulting in BRAC acquiring two of Ourgame’s global esports and entertainment assets, Allied Esports and WPT.

In addition to voting on the transactions contemplated by the Agreement, you are being asked to consider and vote on separate proposals to approve amendments to our amended and restated certificate of incorporation, effective following the business combination, to (i) change the name of BRAC from “Black Ridge Acquisition Corp.” to “Allied Esports Entertainment, Inc.”; (ii) increase the number of authorized shares of BRAC Common Stock from 35,000,000 shares to 65,000,000 shares; and (iii) remove provisions that will no longer be applicable to BRAC after the Mergers. You are also being asked to consider and vote on proposals to elect 11 directors who, upon consummation of the Mergers, will be the directors of BRAC, to approve the Incentive Plan, and to approve, if necessary, an adjournment of the special meeting. See the sections titled “The Charter Proposals,” “The Director Election Proposal ,” “The Incentive Plan Proposal” and “The Adjournment Proposal.”

Under the Agreement, the approval of the Merger Proposal, Charter Proposals and Director Election Proposal are conditions to the consummation of the Mergers. Accordingly, if any one of the Merger Proposal, Charter Proposals or Director Election Proposal is not approved, the Mergers will not occur.

BRAC will hold the special meeting of its stockholders to consider and vote upon these proposals. This proxy statement contains important information about the proposed transactions and the other matters to be acted upon at the special meeting. Stockholders should read it carefully.

The vote of stockholders is important. Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

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Q.	Why is BRAC proposing the Mergers?	A.	BRAC was organized to effect a merger, capital stock exchange, asset acquisition, or other similar business combination with one or more businesses or entities.

On October 10, 2017, BRAC completed its initial public offering of 12,000,000 units, with each unit consisting of one share of its common stock, one right to receive one-tenth (1/10) of one share of common stock upon the consummation of a business combination, and one redeemable warrant to purchase one share of common stock. Concurrently with the initial public offering, BRAC completed the private placement of 400,000 units which were identical to the units sold in the initial public offering except that the warrants underlying such units were non-redeemable and exercisable on a cashless basis. On October 18, 2017, BRAC completed the sale of an additional 1,800,000 units pursuant to the underwriters’ exercise in full of their overallotment option and an additional 45,000 private placement units. As a result, a total of $138,690,000 of the net proceeds of the initial public offering and private placement (or $10.05 per public share) was placed in a trust account, to be held until the consummation of a business combination or the distribution of the trust account to the public shareholders. Since the initial public offering, BRAC’s activity has been limited to the evaluation of business combination candidates.

Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. Its mission is to connect gamers, streamers, and fans via integrated arenas and mobile esports trucks around the world that will serve as both gaming battlegrounds and content generation hubs.

WPT is the premier name in internationally televised gaming and entertainment. Leading innovation in the sport of poker since 2002, WPT ignited the global poker boom with the creation of a unique television show based on a series of high-stakes poker tournaments. WPT has broadcast globally in more than 150 countries and territories, and is currently producing its 17th season, which airs on FOX Sports Regional Networks in the United States.

Based on its due diligence investigations of Allied Esports, WPT, and the industry in which each operates, including financial and other information provided by AEM, WPT, Noble, and Ourgame in the course of the negotiations, we believe that the Mergers will provide BRAC stockholders with an opportunity to participate in a company with significant growth potential. However, there is no assurance of this. See the sections entitled “The Merger Proposal — BRAC’s Board of Directors’ and Advisors’ Reasons for Approval of the Business Combination” and “Risk Factors.”

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Q.	What will the former owners of Allied Esports and WPT receive pursuant to the Merger Agreement?	A.

Pursuant to the Merger Agreement, upon consummation of the Mergers, BRAC will issue to the former owners of Allied Esports and WPT (i) an aggregate of 11,602,754 shares of BRAC Common Stock and (ii) an aggregate of 3,800,003 BRAC Warrants, which warrants will be identical to BRAC’s outstanding public warrants. Additionally, the former owners of Allied Esports and WPT will be entitled to receive their pro rata portion of an aggregate of an additional 3,846,153 shares of BRAC Common Stock if the last sales price of the BRAC Common Stock reported on the Nasdaq Capital Market equals or exceeds $13.00 per share (as adjusted for stock splits, dividends, and the like) for 30 consecutive trading days at any time during the five-year period after the consummation of the Mergers.

Additionally, BRAC is obligated to issue an aggregate of up to 470,588 shares of common stock of BRAC and warrants to purchase an aggregate of up to an additional 152,000 shares of common stock of BRAC to certain debtholders of Noble and AEM as a result of BRAC assuming certain obligations in connection with Noble’s and AEM’s recent $4 million interim financing.

Q.	Do I have conversion rights?	A.	If you are a holder of BRAC public shares, you have the right to have BRAC convert such shares into cash. We sometimes refer to these rights to convert public shares into a pro rata portion of the cash held in BRAC’s trust account as “conversion rights.”

Under our amended and restated certificate of incorporation, the transactions may only be consummated if BRAC has net tangible assets of at least $5,000,001 upon consummation of the Mergers and following payment to all holders of public shares who properly demand conversion of their shares into cash.

	How do I exercise my conversion rights?	A.	A holder of BRAC public shares may exercise conversion rights regardless of whether they vote on the Merger Proposal or if they are a holder of BRAC public shares on the record date. If you are a holder of public shares and wish to exercise your conversion rights, you must deliver your stock to BRAC’s transfer agent physically or electronically using the DWAC (Deposit Withdrawal at Custodian) System no later than two days prior to the Special Meeting. Any holder of public shares exercising conversion rights will be entitled to have his shares converted for a full pro rata portion of the amount then in the trust account (which is anticipated to be approximately $[●], or approximately $[●] per share, as of two business days prior to the date of the special meeting). Such amount, less any owed but unpaid taxes on the funds in the trust account, will be paid promptly upon consummation of the Mergers. However, under Delaware law, the proceeds held in the trust account could be subject to claims which could take priority over those of our public stockholders exercising conversion rights. Therefore, the per-share distribution from the trust account in such a situation may be less than originally anticipated due to such claims.

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Any request for conversion, once made by a holder of public shares, may be withdrawn at any time up to the time the vote is taken with respect to the Merger Proposal at the special meeting. If you deliver your shares for conversion to BRAC’s transfer agent and later decide prior to the special meeting not to elect conversion, you may request that BRAC’s transfer agent return the shares (physically or electronically). You may make such request by contacting BRAC’s transfer agent at the phone number or address listed at the end of this section.

If a holder of public shares requests conversion of his shares as described above, then, if the Mergers are consummated, we will convert these shares into a pro rata portion of funds deposited in the trust account. If you exercise your conversion rights, then you will be exchanging your shares of BRAC Common Stock for cash and will no longer be a stockholder of BRAC upon consummation of the Mergers.

If you are a holder of public shares and you exercise your conversion rights, it will not result in the loss of any BRAC Warrants or BRAC rights that you may hold.

Q.	Do I have appraisal rights if I object to the proposed business combination?	A.	No. BRAC stockholders, warrant holders and right holders do not have appraisal rights in connection with the transactions under the General Corporation Law of the State of Delaware (“DGCL”).

Q.	What happens to the funds deposited in the trust account after consummation of the Mergers?	A.	We will cause the trust fund to be disbursed upon the consummation of the Mergers. All liabilities and obligations of BRAC due and owing or incurred shall be paid as and when due, including all amounts payable (i) to holders of public shares who elect to have their public shares converted to cash in accordance with the provisions of BRAC’s charter documents, (ii) for income tax or other tax obligations of BRAC prior to the closing, (iii) as repayment of loans and reimbursement of expenses to directors, officers and initial stockholders of BRAC and (iv) to third parties who have rendered services to BRAC in connection with its operations and efforts to effect a business combination, including a cash fee to EarlyBirdCapital, Inc. of $4,080,000 and a cash fee to Macquarie Capital (USA) Inc. of $6,260,000, assuming no conversions, for services rendered by them as advisors to us in connection with our business combination Additionally, BRAC will use $35,000,000 of the funds from the trust fund to repay certain indebtedness of Allied Esports and WPT owed to Ourgame.

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Q.	What happens if a substantial number of public stockholders vote in favor of the Merger Proposal and exercise their conversion rights?	A.

Pursuant to BRAC’s amended and restated certificate of incorporation, all holders of public shares may vote in favor of the Mergers and still exercise their conversion rights; provided that we may not consummate the Mergers if BRAC has less than $5,000,001 of net tangible assets upon consummation of the Mergers. Accordingly, the Mergers may be consummated even though the funds available from the trust account and the number of public stockholders are substantially reduced as a result of conversions of public shares. With fewer public shares and public stockholders, the trading market for our shares following consummation of the Mergers may be less liquid than the market prior to the Mergers and we may not be able to meet the listing standards for Nasdaq or another national securities exchange. Notwithstanding the foregoing, AEM, Ourgame, and Noble are each entitled to terminate the Agreement if BRAC has less than $80,000,000 of cash on hand after payment of all amounts owed to holders of public shares who exercise their conversion rights in accordance with BRAC’s charter documents.

Q.	What happens if the Mergers are not consummated?	A.

If the Mergers are not consummated by July 10, 2019, or such later date as approved by our stockholders in an amendment to BRAC’s amended and restated certificate of incorporation, either party may terminate the Agreement. If we are unable to consummate another business combination within the permitted time period, we must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to an amount then held in the trust account less taxes payable.

Q.	When do you expect the Mergers to be completed?	A.

It is currently anticipated that the Mergers will be consummated promptly following the BRAC special meeting which is set for [●], 2019; however, such meeting could be adjourned, as described above in the Adjournment Proposal. For a description of the conditions for the completion of the Mergers, see the section entitled “The Agreement — Conditions to the Closing of the Mergers.”

Q.	What do I need to do now?	A.

We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Mergers will affect you as a stockholder and/or warrant holder of BRAC. Stockholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?	A.	If you are a holder of record of BRAC Common Stock on the record date, you may vote in person at the special meeting or by submitting a proxy for the special meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

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Q.	If my shares are held in “street name,” will my broker, bank, or nominee automatically vote my shares for me?	A.	No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

Q.	May I change my vote after I have mailed my signed proxy card?	A.

Yes. Stockholders may send a later-dated, signed proxy card so that it is received by BRAC’s transfer agent prior to the vote at the special meeting or attend the special meeting in person and vote. Stockholders also may revoke their proxy by sending a notice of revocation to BRAC’s transfer agent, which must be received prior to the vote at the special meeting.

Q.	What happens if I fail to take any action with respect to the meeting?	A.

If you fail to take any action with respect to the meeting and the Mergers are approved by stockholders and consummated, you will continue to be a stockholder and/or warrant holder of BRAC. As a corollary, failure to deliver your stock certificate(s) to BRAC’s transfer agent (either physically or electronically) no later than two (2) days prior to the meeting means you will not have any right in connection with the Mergers to exchange your shares for a pro rata share of the funds held in BRAC’s trust account. If you fail to take any action with respect to the meeting and the Mergers are not approved, you will continue to be a stockholder and/or warrant holder of BRAC.

Q.	What will happen to the BRAC rights if the Mergers are completed?	A.	Upon consummation of the Mergers, each BRAC right will automatically convert into one-tenth of one share of BRAC Common Stock.

Q.	What should I do with my stock, warrant and/or right certificates?	A.

Warrant holders, right holders and those stockholders who do not elect to have their BRAC shares converted into the pro rata share of the trust account need not submit their certificates. Stockholders who exercise their conversion rights must deliver their stock certificates to BRAC’s transfer agent (either physically or electronically) prior to the vote at the meeting in order to properly exercise conversion rights.

Q.	What should I do if I receive more than one set of voting materials?	A.

Stockholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who can help answer my questions?	A.	If you have questions about the Mergers or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

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Mr. James Moe Black Ridge Acquisition Corp. c/o Black Ridge Oil & Gas, Inc. 110 North 5th Street, Suite 410 Minneapolis, MN 55403 Tel: (952) 426-1241

Or Morrow Sodali LLP 470 West Avenue Stamford CT 06902 Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400 Email: BRAC.info@morrowsodali.com

You may also obtain additional information about BRAC from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.” If you are a holder of public shares and you intend to seek conversion of your shares, you will need to deliver your stock (either physically or electronically) to BRAC’s transfer agent at the address below prior to the vote at the special meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Mr. Mark Zimkind Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, New York 10004 E-mail: mzimkind@continentalstock.com

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SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that may be important to you. To better understand the proposals to be submitted for a vote at the special meeting, including the Mergers, you should read this entire document carefully, including the Agreement attached as Annex A to this proxy statement. The Agreement is the legal document that governs the business combination and the transactions that will be undertaken in connection with the business combination. It is also described in detail in this proxy statement in the section titled “The Agreement.”

The Parties

BRAC

Black Ridge Acquisition Corp. is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition, or other similar business combination with one or more businesses or entities. BRAC was incorporated under the laws of Delaware on May 9, 2017.

On October 10, 2017, BRAC consummated its initial public offering of 12,000,000 units, with each unit consisting of one share of common stock, one right to receive one-tenth (1/10) of one share of common stock upon the consummation of the business combination, and one warrant to purchase one share of common stock. Simultaneous with the closing of the initial public offering, BRAC consummated the sale of 400,000 units in a private placement to Black Ridge Oil & Gas, BRAC’s sole stockholder prior to the initial public offering. On October 18, 2017, in connection with the underwriters’ exercise of their over-allotment option in full, BRAC consummated the sale of an additional 1,800,000 public units and an additional 45,000 private units. The initial public offering was conducted pursuant to a registration statement on Form S-1 (Reg. No. 333-220516) that became effective on October 4, 2017.

The units from the initial public offering and from the private placement (each including the over-allotment option) were sold at an offering price of $10.00 per unit. An aggregate of $138,690,000 ($10.05 per public share) of the net proceeds of the initial public offering and simultaneous private placement was deposited into the trust account and the remaining proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses.

BRAC is an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act (or JOBS Act). As an emerging growth company, BRAC is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and the requirement to obtain shareholder approval of any golden parachute payments not previously approved.

In addition, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. BRAC has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, BRAC, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

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BRAC could remain an emerging growth company until the last day of its fiscal year following October 10, 2022 (the fifth anniversary of the consummation of its initial public offering). However, if BRAC’s non-convertible debt issued within a three-year period exceeds $1 billion, or its total annual revenues exceed $1.07 billion or the market value of its shares of common stock that are held by non-affiliates exceeds $700 million on the last day of the second fiscal quarter of any given fiscal year, BRAC would cease to be an emerging growth company as of the following fiscal year.

BRAC’s units, common stock, rights and warrants are listed on Nasdaq under the symbols BRACU, BRAC, BRACR and BRACW, respectively.

BRAC’s executive offices are located at 110 North 5th Street, Suite 410, Minneapolis, Minnesota 55403, and its telephone number is (952) 426-1241. After the consummation of the transactions, BRAC’s principal executive office will be located at 1920 Main Street, Suite 1150, Irvine, California, 92614. Simultaneously with the closing of the Mergers, BRAC is expected to change its name to “Allied Esports Entertainment, Inc.”

Merger Sub

Black Ridge Merger Sub Corp. is a wholly-owned subsidiary of BRAC formed solely for the purpose of effectuating the Transaction Merger described herein. Merger Sub was incorporated in Delaware on December 17, 2018. Merger Sub owns no material assets and does not operate any business.

The mailing address of Merger Sub’s principal executive office is 110 North 5th Street, Suite 410, Minneapolis, Minnesota 55403, and its telephone number is (952) 426-1241. After the consummation of the transactions, Merger Sub will cease to exist.

Ourgame

Ourgame International Holdings Limited is publicly traded on the Hong Kong Stock Exchange main board with a stock code of 06899 and is a leading mind sports entertainment company with products, operations and investments across card and board games, mind sports and esports in China and globally. Ourgame is a pioneer of online card and board games in China, offering more than 200 online games, and is an industry leader in integrated online and offline platforms, reaching approximately 700 million registered users. Ourgame acquired WPT in 2015 and developed its esports business through Allied Esports, with arenas and operations in China, the United States and Europe. Ourgame was incorporated in the Cayman Islands on December 4, 2013.

The mailing address of Ourgame’s principal executive office is 17 Floor, Tower B, Fairmont Building, No. 1 Building, 33, Community Guangshun North Street, Chaoyang District, Beijing, China, and its telephone number is 86-10-82378118. After the consummation of the Mergers, Ourgame will continue to operate its business and will hold its investment in BRAC through its majority-owned subsidiary, Primo.

Primo

Primo Vital Limited is a majority-owned subsidiary of Ourgame that serves as the holding company for Ourgame’s ownership of AEM. Primo has no assets or operations other than serving as a holding company for Ourgame’s ownership of AEM. Primo was incorporated in the British Virgin Islands on February 13, 2018.

The mailing address of Primo’s principal executive office is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, VG 1110, British Virgin Islands, and its telephone number is 0086-10-82378118. After the consummation of the Mergers, Primo will continue to exist as Ourgame’s holding company for its shares in BRAC.

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AEM

AEM is a majority-owned subsidiary of Primo, and serves as a holding company for the entities that comprise the Allied Esports business and the WPT business. AEM has no assets or operations. AEM was incorporated in Delaware on November 5, 2018.

The mailing address of AEM’s principal executive office is 1920 Main Street, Suite 1150, Irvine, California, 92614, and its telephone number is 949-225-2600. After the consummation of the Mergers, AEM will be a subsidiary of BRAC holding 100% of the Allied Esports and WPT businesses.

Noble

Noble Link Global Limited serves as the holding company for the entities that comprise the WPT business. Noble has no assets or operations other than serving as the holding company for the entities comprising the WPT business. Noble was incorporated in the British Virgin Islands on May 5, 2015.

The mailing address of Noble’s principal executive office is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands, and its telephone number is 0086-10-82378118. After the consummation of the Redomestication Merger, Noble will cease to exist and the WPT business will be owned through AEM.

The Merger Proposal

The Agreement provides, among other things, for the Redomestication Merger pursuant to which Noble will merge with and into AEM with AEM being the surviving entity, and immediately after the Redomestication Merger, the Transaction Merger will occur, in which Merger Sub will merge with and into AEM, with AEM being the surviving entity and becoming a wholly-owned subsidiary of BRAC.

Upon consummation of the Mergers, BRAC will issue to the former owners of Allied Esports and WPT (i) an aggregate of 11,602,754 shares of BRAC Common Stock and (ii) an aggregate of 3,800,003 BRAC Warrants, which warrants will be identical to BRAC’s outstanding public warrants. Additionally, the former owners of Allied Esports and WPT will be entitled to receive their pro rata portion of an aggregate of an additional 3,846,153 shares of BRAC Common Stock if the last sales price of the BRAC Common Stock reported on the Nasdaq Capital Market equals or exceeds $13.00 per share (as adjusted for stock splits, dividends, and the like) for 30 consecutive trading days at any time during the five-year period after the consummation of the Mergers.

The recipients of the shares of BRAC Common Stock and BRAC Warrants will enter into lock-up agreements, pursuant to which they will agree to not, subject to certain exceptions, transfer, sell, tender or otherwise dispose of the shares of BRAC Common Stock and BRAC Warrants they will receive for a period from the closing of the Mergers as follows: (i) with respect to 50% of their BRAC Common Stock and BRAC Warrants, the earlier of one year after the closing of the Merger and the date on which the closing price of BRAC Common Stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the closing of the Merger and, (ii) with respect to the remaining 50% of their BRAC Common Stock and BRAC Warrants, one year after closing of the Mergers, or earlier in each case if, subsequent to the Mergers, the combined company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all stockholders having the right to exchange their shares of common stock for cash, securities, or other property. See the section titled “The Merger Proposal — Sale Restriction” for more information.

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Additionally, BRAC is obligated to issue an aggregate of up to 470,588 shares of common stock of BRAC and warrants to purchase an aggregate of up to an additional 152,000 shares of common stock of BRAC to certain debtholders of Noble and AEM as a result of BRAC assuming certain obligations in connection with Noble’s and AEM’s recent $4 million interim financing. See the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Allied Esports and WPT” for more information.

To provide a source of funds for payment to BRAC with respect to certain post-closing rights to indemnification under the Agreement, the parties have agreed to place into escrow with Continental Stock Transfer & Trust Company acting as escrow agent an aggregate of 1,160,278 shares of BRAC Common Stock and 379,996 BRAC Warrants issuable at closing of the Mergers. Claims for indemnification may be asserted once damages exceed a $500,000 threshold and will be reimbursable to the full extent of the damages from dollar one; provided that such reimbursement will not exceed the amount of shares and warrants in escrow. The shares and warrants in escrow will be released on the date that is one year from the closing date of the Mergers, less that portion of the shares and warrants applied in satisfaction of, or reserved with respect to, indemnification claims made prior to such date, if any. See the section titled “The Merger Proposal – Indemnification.”

The parties plan to complete the Mergers promptly after the BRAC special meeting, provided that:

•	The proposals at the special meeting are approved by the BRAC stockholders;

•	Ourgame’s shareholders have approved the Agreement and Transaction Merger (in connection with the signing of the Agreement, certain of the holders of ordinary shares of Ourgame representing more than 50% of the outstanding ordinary shares of Ourgame have entered into voting and support agreements whereby such entities agreed, among other matters, to vote in favor of the Agreement and the Mergers at the Ourgame shareholder meeting);

•	BRAC has at least $5,000,001 in net tangible assets upon consummation of the Mergers and following the exercise by the holders of BRAC’s public shares who validly exercise their conversion rights;

•	BRAC has cash on hand of at least $80,000,000 following the exercise by the holders of BRAC’s public shares who validly exercise their conversion rights; and

•	the other conditions specified in the Agreement have been satisfied or waived.

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After consideration of the factors identified and discussed in the section titled “The Merger Proposal – BRAC’s Board of Directors’ and Advisors’ Reasons for Approval of the Transactions,” BRAC’s board of directors concluded that the Mergers met all of the requirements disclosed in the prospectus for its initial public offering, including that Allied Esports and WPT had a fair market value of at least 80% of the balance of the funds in the trust account (exclusive of taxes payable) at the time of execution of the Agreement.

As a result of the Mergers, assuming that no BRAC stockholders elect to convert their public shares into cash as permitted by BRAC’s amended and restated certificate of incorporation, the former owners of Allied Esports and WPT will own approximately 37.77% of the BRAC Common Stock to be outstanding immediately after the business combination and the current BRAC stockholders will own approximately 62.23% of the BRAC Common Stock. If the maximum number of public shares are converted into cash such that AEM, Noble, and Ourgame do not have the right to terminate the Agreement as described herein (i.e., after such conversion BRAC has at least $80 million of working capital and $5,000,001 of net tangible assets), such percentages will be approximately 46.78% and 53.22%, respectively.

If the Merger Proposal is not approved by BRAC’s stockholders at the special meeting, none of the other proposals will be presented at the special meeting for a vote (other than, potentially, the Adjournment Proposal).

Opinion of Financial Advisor to BRAC’s Board of Directors

BRAC engaged Craig-Hallum Capital Group LLC (“Craig-Hallum”) to render an opinion, as of December 19, 2018, as to (i) the fairness, from a financial point of view, to BRAC of the consideration to be paid by BRAC in the transactions pursuant to the Agreement and (ii) whether Allied Esports and WPT had a fair market value collectively equal to at least 80% of the balance of funds in the trust account. Craig-Hallum is an investment banking firm that regularly evaluates businesses and their securities in connection with acquisitions, corporate restructurings and private placements, as well as for other purposes. BRAC’s board of directors decided to use the services of Craig-Hallum because it is a recognized investment banking firm that has substantial experience in similar matters, and has rendered similar services to other blank check companies.

Craig-Hallum rendered its opinion to BRAC’s board of directors on December 19, 2018 that, as of such date, (i) the consideration to be paid in the transactions pursuant to the Agreement was fair, from a financial point of view, to BRAC and (ii) Allied Esports and WPT collectively had a fair market value equal to at least 80% of the balance of funds in BRAC’s trust account.

The amount of the consideration to be paid pursuant to the Agreement was determined pursuant to negotiations between the parties thereto, and not pursuant to recommendations of Craig-Hallum.

The opinion was provided for the use and benefit of the BRAC board of directors in connection with its consideration of the transactions and only addressed items (i) and (ii) above, in each case as of the date of the opinion, and did not address any other aspect or implication of the transactions. The summary of Craig-Hallum’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Craig-Hallum in preparing its opinion. However, neither Craig-Hallum’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed Mergers.

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The Charter Proposals

The BRAC stockholders will vote on separate proposals to approve amendments to BRAC’s amended and restated certificate of incorporation, effective following the Mergers, to (i) change the name of BRAC from “Black Ridge Acquisition Corp.” to “Allied Esports Entertainment, Inc.”; (ii) increase the number of authorized shares of BRAC Common Stock from 35,000,000 shares to 65,000,000 shares; and (iii) remove provisions that will no longer be applicable to BRAC after the business combination. See the section titled “The Charter Proposals.”

The Director Election Proposal

At the special meeting, 11 directors will be elected to BRAC’s board of directors, in each case to serve until their successors are elected and qualified. Upon the consummation of the Mergers, if the proposed nominees are elected, the directors of BRAC will be Lyle Berman (Chairman of the Board), Ken DeCubellis, Bradley Berman, Benjamin Oehler, and Joseph Lahti, who were nominated by BRAC, and Eric Yang (Vice Chairman), Frank Ng, Adam Pliska, Maya Rogers, Dr. Kan Hee Anthony Tyen and Ho Min Kim, who were nominated by Ourgame. See the section titled “The Director Election Proposal.”

The Incentive Plan Proposal

The proposed Incentive Plan will reserve a number of shares of BRAC Common Stock equal to 15% of the BRAC Common Stock to be outstanding following consummation of the Mergers for issuance in accordance with the plan’s terms. The purpose of the Incentive Plan is to assist in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of BRAC and its affiliates and promoting the creation of long-term value for shareholders by closely aligning the interests of such individuals with those of other shareholders. The Incentive Plan authorizes the award of share-based incentives to encourage eligible employees, officers, directors, and consultants, as described below, to expend maximum effort in the creation of shareholder value. The plan is attached as Annex C to this proxy statement. You are encouraged to read the Incentive Plan in its entirety. See the section titled “The Incentive Plan Proposal.”

The Adjournment Proposal

If the officer presiding over the special meeting determines that it would be in the best interests of BRAC to adjourn the special meeting to give BRAC more time to consummate the business combination for whatever reason (such as if BRAC has net tangible assets of less than $5,000,001 after taking into account the holders of public shares that have property elected to convert their public shares into cash, or another condition to closing the Mergers has not been satisfied, BRAC’s board of directors may submit a proposal to adjourn the special meeting to a later date or dates. See the section titled “The Adjournment Proposal.”

BRAC Initial Stockholders

As of the record date for the special meeting, BRAC’s initial stockholders beneficially owned and were entitled to vote an aggregate of 3,450,000 shares of BRAC Common Stock that were issued prior to the initial public offering (“initial shares”) and an aggregate of 445,000 shares of BRAC Common Stock underlying private units that were issued simultaneously with the initial public offering in a private placement. The initial shares and the shares of common stock underlying private units held by the initial stockholders currently constitute approximately 22% of the outstanding shares of BRAC Common Stock.

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In connection with the initial public offering, each of the initial stockholders agreed to vote the initial shares and the shares included in the private units in favor of the Merger Proposal. The initial stockholders have indicated that they intend to vote their shares in favor of all other proposals being presented at the special meeting. The initial shares and shares included in the private units have no conversion rights in the event a business combination is not effected in the required time period and will be worthless if no business combination is effected. In connection with the initial public offering, the initial stockholders entered into an escrow agreement pursuant to which their initial shares are held in escrow and may not be transferred (subject to limited exceptions) until (i) with respect to 50% of their initial shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing sale price of BRAC Common Stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial business combination and, (ii) with respect to the remaining 50% of the initial shares, one year after the date of the consummation of an initial business combination, or earlier in each case if, subsequent to the initial business combination, the combined company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all stockholders having the right to exchange their shares of common stock for cash, securities, or other property.

Date, Time and Place of Special Meeting

The special meeting of the BRAC stockholders will be held at 10:00 a.m., Eastern time, on [●], 2019, at the offices of Graubard Miller, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, to consider and vote upon the Merger Proposal, the Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, and/or if necessary, the Adjournment Proposal.

Voting Power; Record Date

Stockholders will be entitled to vote or direct votes to be cast at the special meeting if they owned shares of BRAC Common Stock at the close of business on June 10, 2019, which is the record date for the special meeting. Stockholders will have one vote for each share of BRAC Common Stock owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. BRAC Warrants do not have voting rights. On the record date, there were 17,695,000 shares of BRAC Common Stock outstanding, of which 13,800,000 were public shares.

Quorum and Vote of BRAC Stockholders

A quorum of BRAC stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. The initial stockholders hold approximately 22% of the outstanding shares BRAC Common Stock, none of which are public shares. Such shares, as well as any shares of BRAC Common Stock acquired in the open market by the initial stockholders, are expected to be voted in favor of the proposals presented at the special meeting. The proposals presented at the special meeting will require the following votes:

•	The approval of the Merger Proposal will require the affirmative vote of the holders of a majority of the then outstanding shares of BRAC Common Stock present and entitled to vote at the special meeting. The Mergers will not be consummated if BRAC has less than $5,000,001 of net tangible assets after taking into account holders of public shares who have properly exercised conversion rights.

•	The approval of the Charter proposals will require the affirmative vote of the holders of a majority of the then outstanding shares of BRAC Common Stock on the record date.

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•	The election of directors requires a plurality vote of the shares of BRAC Common Stock present in person or represented by proxy and entitled to vote at the special meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority, or a broker non-vote) will not be counted in the nominee’s favor.

•	The approval of the Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the then outstanding shares of BRAC Common Stock present and entitled to vote at the meeting.

•	The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the then outstanding shares of BRAC Common Stock present and entitled to vote at the meeting.

Abstentions and broker non-votes will have the same effect as a vote “against” the Charter Proposals. With respect to the Merger Proposal, Incentive Plan Proposal, and Adjournment Proposal, if presented, abstentions will have the same effect as a vote “against” such proposals while broker non-votes will have no effect on such proposals. With respect to the Director Election Proposal, abstentions and broker non-votes will have no effect on such proposal.

Under the Agreement, the approval of each of the Merger Proposal, Charter Proposals and Director Election Proposal is a condition to the consummation of the Mergers.

Conversion Rights

Pursuant to BRAC’s amended and restated certificate of incorporation, a holder of public shares may have BRAC convert such shares into cash if the Mergers are consummated; however, BRAC may not consummate the Mergers if it has less than $5,000,001 of net tangible assets upon consummation of the Mergers. Holders of public shares will be entitled to receive cash for these shares only if they deliver their stock to BRAC’s transfer agent no later than two days prior to the Special Meeting. Holders of public shares do not need to affirmatively vote on the Merger Proposal or be a holder of such public shares as of the record date to exercise conversion rights. If the transactions are not completed, these shares will not be converted into cash. If a holder of public shares delivers his shares to BRAC’s transfer agent as described above and the Mergers are consummated, BRAC will convert each public share into a full pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the Mergers. It is anticipated that this would amount to approximately $[●] per share calculated as of two business days prior to the consummation of the Mergers. If a holder of public shares exercises its conversion rights, then it will be exchanging its shares of BRAC Common Stock for cash and will no longer own the shares. See the section titled “Special Meeting of Stockholders — Conversion Rights” for a detailed description of the procedures to be followed if you wish to convert your shares into cash.

Holders of BRAC Warrants and BRAC rights will not have conversion rights with respect to such warrants and rights.

Appraisal Rights

BRAC stockholders (including the initial stockholders), BRAC Warrant holders and BRAC right holders do not have appraisal rights in connection with the transactions under the DGCL.

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Proxy Solicitation

Proxies may be solicited by mail, telephone, or in person. We have hired Morrow Sodali to assist in the proxy solicitation process.

If a stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the special meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section titled “Special Meeting of Stockholders — Revoking Your Proxy.”

Interests of BRAC’s Directors, Officers, and Others in the Business Combination

When you consider the recommendation of BRAC’s board of directors in favor of approval of the Merger Proposal, you should keep in mind that BRAC’s initial stockholders, including its directors, executive officers, and advisors, have interests in such proposal that may be different from, or in addition to, your interests as a stockholder or warrant holder. These interests include, among other things:

•	If a business combination is not consummated by July 10, 2019, or such later date as approved by BRAC’s stockholders in an amendment to BRAC’s amended and restated certificate of incorporation, BRAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 3,450,000 initial shares held by the initial stockholders, which were acquired for an aggregate purchase price of $25,000 prior to BRAC’s initial public offering, would be worthless because BRAC’s initial stockholders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $35,638,500 based upon the closing price of $10.33 per share on the Nasdaq Capital Market on June 10, 2019.

•	The initial stockholders purchased an aggregate of 445,000 private units for a purchase price of $4,450,000 (or $10.00 per unit) in a private placement simultaneously with the consummation of the initial public offering. All of the proceeds BRAC received from the purchase of private units were placed into the trust account. Such units had an aggregate market value of $4,805,668.50 based upon the closing price of $10.7993 per unit on the Nasdaq Capital Market on June 10, 2019. The purchasers of private units waived the right to participate in any redemption or liquidation distribution with respect to such private units. Accordingly, the private units and underlying securities will become worthless if BRAC does not consummate a business combination within the required time period.

•	The transactions contemplated by the Agreement provide that Lyle Berman (Chairman of the Board), Ken DeCubellis, Bradley Berman, Benjamin Oehler, and Joseph Lahti will continue to be directors of BRAC following the Mergers (assuming they are elected at the special meeting). As such, each will receive cash fees, stock options, or stock awards that the BRAC board of directors determines to pay to its directors.

•	The transactions contemplated by the Agreement provide that Ken DeCubellis and James Moe will serve as Chief Financial Officer and Chief Accounting Officer of BRAC upon closing and each will be paid a salary, the amount of which have not been determined at this time.

•

If BRAC is unable to complete a business combination, Black Ridge Oil & Gas, Inc., an entity affiliated with BRAC’s officers and directors, has agreed that it will be liable to ensure that the proceeds in the trust account will not be reduced below $10.05 per share by the claims of target businesses, vendors, or other entities that are owed money for services rendered or contracted for or products sold to BRAC, but only if such vendor or target business has not executed a waiver to the monies held in the trust account.

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•	BRAC’s officers, directors, initial stockholders, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on BRAC’s behalf, such as identifying and investigating possible business targets and business combinations. However, if BRAC fails to consummate a business combination within the required period, they will not have any claim against the trust account for reimbursement. Accordingly, BRAC may not be able to reimburse these expenses if the transactions, or another business combination, is not completed by the required date. As of June 10, 2019, BRAC’s officers, directors, initial stockholders, and their affiliates had incurred approximately $[●] of unpaid reimbursable expenses.

•	Since its inception, Black Ridge Oil & Gas, Inc. made loans from time to time to BRAC to fund working capital requirements. As of the date of this proxy statement, an aggregate of $750,000 principal amount of these loans is outstanding. These loans are evidenced by non-interest bearing notes, $750,000 of which are convertible at the lenders’ election upon the consummation of an initial business combination into units of BRAC, at a price of $10.00 per unit. Black Ridge Oil & Gas, Inc. has indicated it intends to convert the full amount of the notes into units, resulting in it being issued an aggregate of 82,500 shares of BRAC Common Stock (including an aggregate of 7,500 shares upon conversion of the BRAC rights), and 75,000 BRAC Warrants. If the business combination is not consummated, the notes will not be repaid or converted and will be forgiven.

•	If BRAC is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Black Ridge Oil & Gas has agreed to advance the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding BRAC or its securities, BRAC’s officers, directors, initial stockholders, AEM, Noble, Ourgame, and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Merger Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of BRAC Common Stock or vote their shares in favor of the Merger Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood that the holders of a majority of the then outstanding shares of BRAC Common Stock present and entitled to vote at the special meeting vote in favor of the Merger Proposal or to decrease the number of public shares that are being converted to cash. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the initial stockholders for nominal value.

Entering into any such arrangements may have a depressive effect on the BRAC Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market price and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the transactions to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Merger Proposal and other proposals to be presented at the special meeting and would likely increase the chances that such proposals would be approved.

As of the date of this proxy statement, other than as described above, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. BRAC will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Merger Proposal or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

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Recommendation to Stockholders

BRAC’s board of directors believes that the Merger Proposal and the other proposals to be presented at the special meeting are fair to and in the best interest of BRAC’s stockholders and unanimously recommends that its stockholders vote “FOR” the Merger Proposal, “FOR” each of the Charter Proposals, “FOR” the Director Proposal and the election of all of the persons nominated for election as directors, “FOR” the Incentive Plan Proposal, and “FOR” the Adjournment Proposal, if presented.

Conditions to the Closing of the Transactions

General Conditions

Consummation of the Mergers is conditioned on: (i) the BRAC stockholders approving the Merger Proposal, Charter Proposals and Director Election Proposal; (ii) the Ourgame shareholders approving the Agreement and the Mergers (in connection with the signing of the Agreement, certain of the holders of ordinary shares of Ourgame representing more than 50% of the outstanding ordinary shares of Ourgame have entered into voting and support agreements whereby such entities agreed, among other matters, to vote in favor of the Agreement and the Mergers at the Ourgame shareholder meeting); (iii) BRAC having at least $5,000,001 of net tangible assets upon consummation of the Mergers and following exercise of conversion rights by holders of public shares; (iv) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”); and (v) the BRAC Common Stock and BRAC Warrants to be issued in the Transaction Merger are approved for listing on the Nasdaq Capital Market subject to the requirement to have a sufficient number of round lot holders.

In addition, the consummation of the Mergers is conditioned upon, among other things, no governmental entity having enacted, issued, promulgated, enforced, or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary, or permanent) which is in effect and which has the effect of making the Mergers illegal or otherwise restraining, enjoining, or prohibiting consummation of the Mergers on the terms and conditions contemplated by the Agreement.

AEM’s and Noble’s Conditions to Closing

The obligations of AEM and Noble to consummate and effect the Mergers are also subject to the satisfaction or waiver of various conditions, including, among other things:

•	there being no material adverse change affecting BRAC;

•	BRAC shall have been in compliance with the reporting requirements under the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended;

•	certain persons shall have resigned from all of their positions and offices with BRAC and Merger Sub;

•	the Registration Rights Agreement (described below) shall have been executed and delivered and shall be in full force and effect; and

•	Black Ridge shall have arranged for funds remaining in the trust account to be dispersed upon the closing of the Mergers.

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BRAC’s and Merger Sub’s Conditions to Closing

The obligations of BRAC and Merger Sub to consummate the Transaction Merger are also conditioned upon each of the following, among other things:

•	there being no material adverse change affecting AEM or Noble;

•	the lock-up agreements of the former stockholders of AEM shall have been executed and delivered and shall be in full force and effect; and

•	(i) all outstanding indebtedness owned by any insider of Allied Esports, Noble, or one of its subsidiaries shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which Allied Esports or Noble has guaranteed the payment or performance of any obligations of any insider to a third party shall have been terminated; and (iii) no insider shall own any direct equity interests in any subsidiary of AEM or of Noble, or in any other entity that utilizes in its name “esports” or “world poker tour” or any derivative thereof.

Termination

The Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of BRAC, Ourgame, Noble, and AEM at any time;

•	by any of BRAC, Ourgame, Noble, or AEM if the Mergers have not been fully consummated by July 10, 2019 or such later date as may be approved by BRAC’s stockholders in an amendment to BRAC’s amended and restated certificate of incorporation;

•	by any of BRAC, Ourgame, Noble, or AEM if a governmental entity has issued an order, decree, or ruling, or taken any other action, in any case having the effect of permanently restraining, enjoining, or otherwise prohibiting the Mergers, which order, decree, judgment, ruling or other action is final and nonappealable;

•	by any of Ourgame, Noble, or AEM upon a material breach of any representation, warranty, covenant, or agreement by BRAC or Merger Sub, or by BRAC upon a material breach of any representation, warranty, covenant, or agreement by Ourgame, Noble, or AEM, in either case if the breaching party has not cured its breach within 30 days of the notice of an intent to terminate, provided that the terminating party is itself not in breach;

•	by any of BRAC, Ourgame, Noble, or AEM if at the special meeting the BRAC stockholders fail to approve any of the Merger Proposal, Charter Proposals or Director Election Proposal, or if BRAC has less than $5,000,001 of net tangible assets after taking into account holders of public shares that have exercised their conversion rights;

•	by any of BRAC, Ourgame, Noble or AEM if, at the Ourgame shareholder meeting, the Mergers are not approved by holders of Ourgame ordinary shares; or

•	by any of Ourgame, AEM, or Noble if immediately prior to the Mergers BRAC does not have cash on hand of at least $80,000,000 following the exercise by the holders of public shares of their conversion rights.

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If permitted under applicable law, BRAC, Ourgame, Noble, or AEM may waive any inaccuracies in the representations and warranties made to such party contained in the Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Agreement. However, the condition requiring that BRAC have at least $5,000,001 of net tangible assets may not be waived, due to applicable laws.

The existence of the financial and personal interests of the BRAC directors may result in a conflict of interest on the part of one or more of them between what he may believe is best for BRAC and what he may believe is best for himself in determining whether or not to grant a waiver in a specific situation. See the section titled “Risk Factors” for a fuller discussion of this and other risks.

Tax Consequences of the Transactions

It is anticipated that, for federal income tax purposes:

•	No gain or loss will be recognized by stockholders of BRAC who do not elect conversion of their public shares; and

•	A stockholder of BRAC who exercises conversion rights and effects a termination of the stockholder’s interest in BRAC will be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of BRAC Common Stock for cash, if such shares were held as a capital asset on the date of the Mergers. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares.

For a description of the anticipated material federal income tax consequences of the Mergers, please see the information set forth in “The Merger Proposal — Material Federal Income Tax Consequences of the Business Combination to BRAC and its Securityholders.”

Anticipated Accounting Treatment

We anticipate the Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, BRAC will be treated as the acquired company and AEM will be treated as the acquirer for financial reporting purposes.

Regulatory Matters

The transactions contemplated by the Agreement are not subject to any additional federal or state regulatory requirement or approval, except for (i) the filing of required notifications and the expiration or termination of the required waiting periods under the HSR Act (which filing has already been made), (ii) the filing of this proxy statement with the SEC and receipt of comments from the SEC, if any, (iii) the filing by Ourgame of a required circular with the Hong Kong Stock Exchange (which circular and the Transaction Merger will be subject to approval by the Hong Kong Stock Exchange pursuant to its Listing Rules), and (iv) filings with the applicable state offices necessary to effectuate the Mergers.

Risk Factors

In evaluating the proposals to be presented at the special meeting, a stockholder should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

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SELECTED HISTORICAL FINANCIAL

INFORMATION OF BRAC

The following table shows selected historical financial information of BRAC for the periods and as of the dates indicated. The selected historical financial information of BRAC as of December 31, 2018 and 2017 and for the year ended December 31, 2018 and the period from May 9, 2017 (inception) to December 31, 2017 was derived from the audited historical financial statements of BRAC included elsewhere in this proxy statement. The selected historical interim financial information of BRAC as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 was derived from the unaudited interim financial statements of BRAC included elsewhere in this proxy statement. The following table should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BRAC” and our historical financial statements and the notes and schedules related thereto, included elsewhere in this proxy statement.

	Three Months Ended March 31,		Year Ended December 31,	Period from May 9, 2017 (Inception) through December 31,
	2019	2018	2018	2017
	(Unaudited)
Income Statement Data:
Loss from operations	$(297,078)	$(146,260)	$(823,779)	$(130,159)
Interest income	811,335	417,712	2,474,344	355,338
Net income	332,411	234,699	1,141,199	93,150
Cash Flow Data:
Net cash used in operating activities	$(334,487)	$(125,232)	$(858,122)	$(114,921)
Net cash provided by (used in) investing activities	95,633	–	213,897	(138,690,000)
Net cash provided by financing activities	300,000	–	350,000	139,232,875

	March 31,	December 31,	December 31,
	2019	2018	2017
	(Unaudited)
Balance Sheet Data:
Cash and cash equivalents	$194,875	$133,729	$427,954
Cash and marketable securities held in Trust Account	142,027,742	141,307,307	138,980,353
Total assets	142,282,617	141,452,286	139,460,078
Convertible note payable - related party	650,000	350,000	–
Common stock subject to possible redemption	135,799,630	135,467,219	134,326,020
Total stockholders' equity	5,000,005	5,000,005	5,000,005

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SELECTED HISTORICAL FINANCIAL INFORMATION OF AEII/WPT

The following table shows selected historical combined financial information of the businesses to be acquired by BRAC for the periods and as of the dates indicated. The selected historical combined financial information as of and for the years ended December 31, 2018 and 2017 was derived from the audited historical combined financial statements of Allied Esports International, Inc. and subsidiaries (“AEII”) and Noble Link Global Limited and its subsidiaries Peerless Media Limited, WPT Distribution Worldwide Limited and WPT Studios Worldwide Limited (“WPT”) and combined (“AEII/WPT”) included elsewhere in this proxy statement. The selected historical interim condensed combined financial information of AEII/WPT as of March 31, 2019 and for the three months ended March 31, 2019 and 2018 was derived from the unaudited interim condensed combined financial statements of AEII/WPT included elsewhere in this proxy statement.

AEII/WPT’s historical results are not necessarily indicative of future operating results. The selected combined financial information should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of AEII/WPT,” as well as the historical combined financial statements of AEII/WPT and accompanying notes included elsewhere in this proxy statement.

	Three Months Ended March 31,		Year Ended December 31,
In thousands	2019	2018	2018	2017
	(Unaudited)
Statement of Operations Data:
Revenues	$6,235	$4,786	$20,603	$13,673
Costs and expenses
Multiplatform (excluding depreciation and amortization)	581	470	2,297	7,880
Interactive (excluding depreciation and amortization)	892	907	2,474	2,689
In-person (excluding depreciation and amortization)	738	1,306	2,554	969
Online operating expenses	277	1,171	2,245	1,744
Selling and marketing expenses	903	1,439	4,023	3,384
General and administrative expenses	4,412	4,065	18,442	10,341
Depreciation and amortization	1,686	1,220	6,711	4,207
Impairment of investment in ESA	600	–	9,683	–
Impairment of deferred production costs and intangible assets	–	–	1,005	–
Loss from operations	(3,854)	(5,792)	(28,831)	(17,541)
Interest expense, net	–	(584)	(2,117)	(540)
Other income (expense)	–	65	(72)	(6)
Net loss	(3,854)	(6,311)	(31,020)	(18,087)
Net loss attributed to non-controlling interest	–	136	404	–
Net loss attributed to Parent	$(3,854)	$(6,175)	$(30,616)	$(18,087)

Balance Sheet Data (at end of period):
Cash and cash equivalents	$5,705		$10,471	$5,589
Property and equipment, net	20,412		21,020	8,780
Intangible assets and goodwill	20,764		21,319	24,361
Deferred production costs	10,123		9,059	5,019
Total assets	61,443		65,247	53,355
Due to Parent	32,883		33,020	10,107
Notes and related interest payable to Parent	–		–	23,926
Total liabilities	41,279		41,226	40,745
Total Parent's net (deficit) investment	20,164		24,021	12,610
Cash Flow Data:
Net cash used in operating activities	$(2,865)	$(4,531)	$(14,612)	$(10,759)
Net cash used in investing activities	(1,760)	(13,071)	(23,072)	(6,133)
Net cash provided by (used in) financing activities	(137)	15,699	34,295	27,974
Other Financial Data:
EBITDA(1)	$(2,168)	$(4,371)	$(21,788)	$(13,340)
Adjusted EBITDA(1)	$(1,568)	$(5,150)	$(9,378)	$(12,857)

(1)	EBITDA and Adjusted EBITDA are non-GAAP financial measures. For a definition of EBITDA and Adjusted EBITDA and a reconciliation of EBITDA and Adjusted EBITDA to net income, see "- Non-GAAP Financial Measures" below.

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Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as a substitute for net income (loss), operating income (loss) or any other performance measure derived in accordance with United States generally accepted accounting principles (“GAAP”) or as an alternative to net cash provided by operating activities as a measure of AEII/WPT’s profitability or liquidity. AEII/WPT’s management believes EBITDA and Adjusted EBITDA are useful because they allow external users of its financial statements, such as industry analysts, investors, lenders and rating agencies, to more effectively evaluate its operating performance, compare the results of its operations from period to period and against AEII/WPT’s peers without regard to AEII/WPT’s financing methods, hedging positions or capital structure and because it highlights trends in AEII/WPT’s business that may not otherwise be apparent when relying solely on GAAP measures. AEII/WPT presents EBITDA and Adjusted EBITDA because it believes EBITDA and Adjusted EBITDA are important supplemental measures of its performance that are frequently used by others in evaluating companies in its industry. Because EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income (loss) and may vary among companies, the EBITDA and Adjusted EBITDA AEII/WPT presents may not be comparable to similarly titled measures of other companies. AEII/WPT defines EBITDA as earnings before interest, income taxes, depreciation and amortization of intangibles. AEII/WPT defines Adjusted EBITDA as EBITDA excluding stock-based compensation and impairment losses.

The following table presents a reconciliation of EBITDA and Adjusted EBITDA from net loss, AEII/WPT’s most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three Months Ended March 31,		Year Ended December 31,
In thousands	2019	2018	2018	2017
Net loss attributed to parent	$(3,854)	$(6,175)	$(30,616)	$(18,087)
Interest expense, net	–	584	2,117	540
Depreciation and amortization	1,686	1,220	6,711	4,207
EBITDA	(2,168)	(4,371)	(21,788)	(13,340)
Stock-based compensation(a)	–	(779)	(766)	483
Impairment of investment in ESA(b)	600	–	9,683	–
Subsidiary loss during consolidation period(c)	–	–	1,839	–
Impairment of deferred production costs and intangible assets(d)	–	–	1,005	–
Write offs of capitalized software costs(e)	–	–	649	–
Adjusted EBITDA	$(1,568)	$(5,150)	$(9,378)	$(12,857)

(a)	Represents non-cash stock-based compensation.

(b)	Represents a non-cash loss with respect to the deconsolidation of an equity investment of AEII.

(c)	Represents subsidiary loss during consolidation period of equity investment of AEII.

(d)	Represents impairment of deferred production costs and intangible assets.

(e)	Represents non-cash write-offs of internally developed software.

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SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

BRAC is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the transactions.

Please refer to the historical financial statements of BRAC and AEII/WPT and the related notes included elsewhere in this proxy statement, as well as the section entitled “Unaudited Pro Forma Condensed Combined Financial information of BRAC.”

	Three Months Ended March 31, 2019		Year Ended December 31, 2018
In thousands
	Assuming No Redemptions	Assuming Maximum Redemptions	Assuming No Redemptions	Assuming Maximum Redemptions
	(Unaudited)		(Unaudited)
Statement of Operations Data:
Revenue	$6,235	$6,235	$20,603	$20,603
Costs and expenses
Multiplatform (excluding depreciation and amortization)	581	581	2,297	2,297
Interactive (excluding depreciation and amortization)	892	892	2,474	2,474
In-person (excluding depreciation and amortization)	738	738	2,554	2,554
Online operating expenses	277	277	2,245	2,245
Selling and marketing expenses	903	903	4,023	4,023
General and administrative expenses	4,709	4,709	19,266	19,266
Depreciation and amortization	1,686	1,686	6,711	6,711
Impairment of investment in ESA	600	600	9,683	9,683
Impairment of deferred production costs and intangible assets	–	–	1,005	1,005
Income (loss) from operations	(4,151)	(4,151)	(29,655)	(29,655)
Interest expense	(226)	(226)	(903)	(903)
Other income (expense)	–	–	(72)	(72)
Net loss	(4,377)	(4,377)	(30,630)	(30,630)
Net loss attributable to non-controlling interest	–	–	404	404
Net loss attributable to shareholders'	$(4,377)	$(4,377)	$(30,226)	$(30,226)

Balance Sheet Data (at end of period):
Cash and cash equivalents	$104,499	$44,998
Property and equipment, net	20,412	20,412
Intangible assets and goodwill	20,764	20,764
Deferred production costs	10,123	10,123
Total assets	160,297	100,796
Total liabilities	12,806	12,806
Total stockholders’ equity	147,491	87,990

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COMPARATIVE PER SHARE DATA

The following table sets forth selected historical equity ownership information for BRAC and AEII/WPT and unaudited pro forma condensed consolidated combined per share ownership information of BRAC after giving effect to the Business Combination, assuming two conversion scenarios as follows:

•	Assuming No Conversions: This scenario assumes that no shares of BRAC Common Stock are converted by the public stockholders.

•	Assuming Maximum Conversions: This scenario assumes that approximately 6.0 million shares of Common Stock are converted (the maximum conversion under which BRAC believes it would be able to satisfy the minimum cash condition of $80 million), resulting in:

○	an aggregate payment of approximately $61.3 million out of the Trust Account to converting public stockholders; and

○	an adjustment to reflect a decrease in acquisition costs tied to net capital retained.

The pro forma book value and cash dividends per share information reflects the Business Combination as if it had occurred on March 31, 2019 and reflects pro forma loss as if it occurred on January 1, 2018.

The historical information should be read in conjunction with the sections entitled “Selected Historical Consolidated Financial Information of BRAC” and “Selected Historical Financial Information of AEII/WPT,” as well as the historical consolidated financial statements of BRAC and AEII/WPT and the related notes thereto included elsewhere in this proxy statement. The unaudited pro forma condensed combined per share data are presented for illustrative purposes only and are not necessarily indicative of actual or future financial position or results of operations that would have been realized if the Business Combination had been completed as of the date indicated or will be realized upon the completion of the Business Combination.

	BRAC	AEII/WPT	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Book value per share	$7.96 (1)	N/A	$4.79 (2)	$3.55 (2)
Basic net loss per share for the three months ended March 31, 2019	(0.06)	N/A	(0.14)	(0.18)
Diluted net loss per share for the three months ended March 31, 2019	(0.06)	N/A	(0.14)	(0.18)
Basic net loss per share for the year ended December 31, 2018	(0.15)	N/A	(0.98)	(1.22)
Diluted net loss per share for the year ended December 31, 2018	(0.15)	N/A	(0.98)	(1.22)
Cash dividends per share	$–	N/A	$–	$–

(1)	Book value per share= (Total stockholders’ equity + Common stock subject to possible redemption)/shares outstanding.

(2)	Book value per share = Total stockholders’ equity/shares outstanding

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RISK FACTORS

Stockholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before deciding whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement.

Risks Related to the Business and Operations of Allied Esports and WPT Following the Mergers

The value of your investment in BRAC following consummation of the Mergers will be subject to the significant risks affecting Allied Esports and the WPT business and inherent in the esports and poker industries. You should carefully consider the risks and uncertainties described below and other information included in this proxy statement. If any of the events described below occur, the post-acquisition business and financial results could be adversely affected in a material way. This could cause the trading price of the BRAC Common Stock to decline, perhaps significantly, and you therefore may lose all or part of your investment.

ALLIED ESPORTS RISK FACTORS

Allied Esports is subject to risks associated with operating in a rapidly developing industry and a relatively new market.

Many elements of Allied Esports’ business is unique, evolving and relatively unproven. Its business and prospects depend on the continuing development of live streaming of competitive esports gaming. The market for esports gaming competition is relatively new and rapidly developing and is subject to significant challenges. Allied Esports’ business relies upon its ability to grow and garner an active gamer community, and successfully monetize such community through tournament fees, live event ticket sales, and advertising and sponsorships. In addition, Allied Esports’s continued growth depends, in part, on its ability to respond to constant changes in the esports gaming industry, including technological evolution, shifts in gamer trends and demands, introductions of new games, game publisher intellectual property right practices, and industry standards and practices. While change in this industry may be inevitable, Allied Esports will try to adapt its business model as needed to accommodate change and remain on the forefront of its competitors. However, this does not provide any guarantees or assurances of success as the industry continues to evolve.

Allied Esports may not be able to generate sufficient revenue to achieve and sustain profitability.

Allied Esports expects its operating expenses to increase significantly as it continues to expand its marketing efforts and operations in existing and new geographies and vertical markets (including its online esports tournament and gaming subscription platform currently under development). In addition, Allied Esports expects to incur significant additional legal, accounting and other expenses related to being a public company upon the completion of the Mergers. If its revenue declines or fails to grow at a rate faster than these increases in operating expenses, it will not be able to achieve and maintain profitability in future periods. As a result, Allied Esports may generate losses. Allied Esports cannot assure you that it will achieve or maintain profitability.

Allied Esports generates a portion of its revenues from advertising and sponsorship. If it fails to attract more advertisers and sponsors to its live events, tournaments or content, or if advertisers or sponsors are less willing to advertise with or sponsor Allied Esports, its revenues may be adversely affected.

Allied Esports generate revenues from advertising and sponsorship, and it expects to further develop and expand its focus on these revenues in the future. These revenues partly depend on the advertisers’ willingness to advertise in the esports gaming industry. If the esports gaming advertising and sponsorship market does not continue to grow, or if Allied Esports is unable to capture and retain a sufficient share of that market, Allied Esports’ profitability may be materially and adversely affected. Furthermore, with unfavorable economic external factors, sponsors and advertisers may not have enough budget allocations for spending in sponsorship and advertising in esports, which would also lead to an adverse impact on Allied Esports’ revenue stream.

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Allied Esports’ business model may not remain effective and it cannot guarantee that its future monetization strategies will be successfully implemented or generate sustainable revenues and profit.

Allied Esports generates revenues from advertising and sponsorship of its live events, its content, the sale of merchandising, and the operation of its esports arenas. Allied Esports has generated, and expects to continue to generate, a substantial portion of revenues using this revenue model in the near term. Although Allied Esports anticipates growth in Allied Esports’ business utilizing this revenue model, there is no guarantee that growth will continue in the future, and the demand for its offerings may change, decrease substantially or dissipate, or it may fail to anticipate and serve esports gamer demands effectively. Allied Esports may determine to enter into new opportunities to expand its business, including online gaming platforms, which may or may not be successful. Any such expansions involve additional risks and costs that could materially and adversely affect its business.

Allied Esports’ growth strategy depends on the availability of suitable locations for its proprietary and licensed esports arenas and its ability to open new locations and operate them profitably.

A key element of Allied Esports’ growth strategy is to extend its brand by opening additional flagship arenas throughout the world and licensing the Allied Esports brand to third party esports arena operators, which it believes will provide attractive returns on investment. However, desirable locations may not be available at an acceptable cost. Opening these additional locations will depend upon a number of factors, many of which are beyond Allied Esports’ control, including its ability or the ability of the selected licensee to:

•	reach acceptable agreements regarding the lease of the locations;

•	comply with applicable zoning, licensing, land use and environmental regulations;

•	raise or have available an adequate amount of cash or currently available financing for construction and opening costs;

•	timely hire, train and retain the skilled management and other employees necessary to meet staffing needs;

•	negotiate acceptable terms with any unions representing employees;

•	obtain, for acceptable cost, required permits and approvals, including liquor licenses; and

•	efficiently manage the amount of time and money used to build and open each new location.

If Allied Esports succeeds in opening new arenas on a timely and cost-effective basis, it may nonetheless be unable to attract enough gamers or spectators to the new location (or to existing locations of affiliated arenas) because its entertainment and menu options might not appeal to them. Failure to do so could have a significant adverse effect on Allied Esports’ overall operating results.

Even if Allied Esports is able to license its brand to third party esports operators, there is a risk that those operators could damage its brand by operating esports arenas that are not at Allied Esports’ standards of operation.

As Allied Esports licenses the Allied Esports brand to third party esports arena operators around the world, it will be depending on those operators to run those arenas at a quality level similar to Allied Esports’ owned and operated arenas. Allied Esports’ strategy depends on customers associating the third party esports arenas as part of Allied Esports’ network of affiliated arenas, which it believes will expand its brand recognition and increase customers, revenue, and growth. If Allied Esports’ affiliate arenas are poorly operated, or if those operators fail to use Allied Esports’ name and branding in a manner consistent with Allied Esports’ corporate messaging and branding, or if there are safety issues or other negative occurrences at affiliate arenas, Allied Esports’ name and brand could be significantly damaged, which would make its expansion very difficult.

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Allied Esports’ growth strategy includes deploying additional mobile arenas in the U.S and Europe to host its tournaments and events and it must operate them profitably.

A key element of Allied Esports’ growth strategy is to extend its brand by increasing and adding to its portfolio of mobile arenas in the U.S and Europe, as it believes doing so will provide attractive returns on investment. Adding these mobile arenas will depend upon a number of factors, many of which are beyond Allied Esports’ control, including our ability or the ability of our licensees to:

•	reach acceptable agreements regarding the lease or acquisition of the trucks that are the basis of the mobile arenas;

•	comply with applicable zoning, licensing, land use and environmental regulations and obtain required permits and approvals;

•	raise or have available an adequate amount of cash or currently available financing for construction of the mobile arenas and the related operational costs;

•	timely hire, train and retain the skilled management and other employees necessary to operate the mobile arenas;

•	efficiently manage the amount of time and money used to build and operate each new mobile arena; and

•	manage the risks of road hazards, accidents, traffic violations, etc. that may impede the operations of the mobile arenas.

The nature of hosting esports events exposes Allied Esports to negative publicity or customer complaints, including in relation to, among other things, accidents, injuries or thefts at the arenas, and health and safety concerns.

Allied Esports’ business inherently exposes it to negative publicity or customer complaints as a result of accidents, injuries or, in extreme cases, deaths arising from incidents occurring at our arenas, including health, safety or security issues, and quality and service standards. Even isolated or sporadic incidents or accidents may have a negative impact on Allied Esports’ brand image and reputation, and the arenas’ popularity with gamers and spectators.

Allied Esports’ marketing and advertising efforts may fail to resonate with gamers.

Allied Esports’ live events, tournaments and competitions are marketed through a diverse spectrum of advertising and promotional programs such as online and mobile advertising, marketing through websites, event sponsorship and direct communications with the esports gaming community including via email, blogs and other electronic means. An increasing portion of its marketing activity is taking place on social media platforms that are either outside, or not totally within, its direct control. Changes to gamer preferences, marketing regulations, privacy and data protection laws, technology changes or service disruptions may negatively impact its ability to reach target gamers. Allied Esports’ ability to market its tournaments and competitions is dependent in part upon the success of these programs.

The esports gaming industry is competitive, and gamers may prefer competitors’ arenas, leagues, competitions or tournaments over those offered by Allied Esports.

The esports gaming industry is competitive. Competitors range from established leagues and championships owned directly, as well as leagues franchised by, well known and capitalized game publishers and developers, interactive entertainment companies and diversified media companies to emerging start-ups, and new competitors will likely continue to emerge. Many of these competitors have greater financial resources than Allied Esports. If Allied Esports’ competitors develop and launch competing arenas, leagues, tournaments or competitions, Allied Esports’ revenue, margins, and profitability could decline.

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Allied Esports may not provide events or tournaments with games or titles for which the esports gaming community is interested.

Allied Esports must attract and retain the popular esports gaming titles in order to maintain and increase the popularity of its live events, leagues, tournaments and competitions. Allied Esports must identify and license popular games that resonate with the esports gamer community on an ongoing basis. Allied Esports cannot assure you that it can attract and license popular esports games from their publishers, and failure to do so would have a material and adverse impact on Allied Esports’ results of operations and financial conditions.

Allied Esports has not entered into definitive license agreements with certain game publishers that it currently has relationships with, and it may never do so.

Although Allied Esports has relationships with many game publishers for tournament event and content experiences involving their respective intellectual properties, Allied Esports currently does not have definitive license agreements in place with respect to these relationships. Allied Esports anticipates that it will enter into license agreements with game publishers in the future; however no assurances can be given as to when or if it will be able to come to agreeable terms with game publishers. If Allied Esports is unable to come to mutually agreeable terms and enter into definitive license agreements with game publishers, game publishers may unilaterally choose to discontinue its relationship with Allied Esports, thereby preventing Allied Esports from offering tournament event and content experiences using their game IP. Should game publishers choose not to allow Allied Esports to offer tournament event and content experiences involving their IP to Allied Esports’ customers, the popularity of Allied Esports’ tournaments and content may decline, which could materially and adversely affect its results of operations and financial condition.

If Allied Esports fails to keep its existing gamers engaged, acquire new gamers and expand interest in its live events, leagues, tournaments and competitions, its business, profitability and prospects may be adversely affected.

Allied Esports’ success depends on its ability to maintain and grow the number of gamers attending its live events, tournaments and competitions, and keep its gamers and attendees highly engaged. In order to attract, retain and engage gamers and remain competitive, Allied Esports must continue to develop and expand its live events, leagues, produce engaging tournaments and competitions, and implement new content formats, technologies and strategies to improve its product offerings. There is no assurance it will be able to do so.

A decline in the number of gamers may adversely affect the engagement level of gamers with Allied Esports’ tournament and entertainment platform under development, which may reduce our revenue opportunities, and have a material and adverse effect on our business, financial condition and results of operations.

Allied Esports cannot assure you that its online esports tournament and gaming subscription platform currently under development will be completed in a timely manner or, if completed, become popular with gamers to offset the costs incurred to operate and expand it. It is vital to Allied Esports’ operations that such platform will be responsive to evolving gamer preferences and offer first-tier esports game content and other services that attracts gamers. Allied Esports must also keep providing gamers new features and functions to enable superior content viewing and interaction. This will require substantial costs and expenses. If such increased costs and expenses do not effectively translate into improved gamer engagement, Allied Esports’ results of operations may be materially and adversely affected.

If Allied Esports fails to maintain and enhance its brands, its business, results of operations and prospects may be materially and adversely affected.

Allied Esports believes that maintaining and enhancing its brands is important for its business to succeed by increasing the number of gamers and engagement by the esports community. Since Allied Esports operates in a highly competitive market, brand maintenance and enhancement directly affects its ability to maintain and enhance its market position. As Allied Esports expands, it may conduct various marketing and brand promotion activities using various methods to continue promoting its brands, but it cannot assure you that these activities will be successful. In addition, negative publicity, regardless of its veracity, could harm Allied Esports’ brands and reputation, which may materially and adversely affect Allied Esports’ business, results of operations and prospects.

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If Allied Esports fails to anticipate and successfully implement new esports technologies or adopt new business strategies, technologies or methods, its business may suffer.

Rapid technology changes in the esports gaming market requires Allied Esports to anticipate, sometimes years in advance, which technologies it must develop, implement and take advantage of in order to be and remain competitive in the esports gaming market. Allied Esports has invested, and in the future may invest, in new business strategies including its online esports tournament and entertainment subscription platform, technologies, products, or games to engage a growing number of gamers and deliver the best gaming experiences possible. These endeavors involve significant risks and uncertainties, and no assurance can be given that the technology it adopts and the features it pursues will be successful. If Allied Esports does not successfully implement these new technologies, its reputation may be materially adversely affected and its financial condition and operating results may be impacted.

Allied Esports may experience security breaches and cyber threats.

Allied Esports faces cyber risks and threats that could damage, disrupt or allow third parties to gain improper access to its networks and gaming platform, supporting infrastructure, intellectual property and other assets. In addition, Allied Esports relies on technological infrastructure, including third party cloud hosting and broadband, provided by third party business partners to support the functionality of its gaming platforms. These business partners are also subject to cyber risks and threats. Such cyber risks and threats may be difficult to detect. The techniques that may be used to obtain unauthorized access or disable, degrade, exploit or sabotage these networks and gaming platforms change frequently and often are not detected. The systems and processes of Allied Esports and its third-party business partners may not be adequate. Any failure to prevent or mitigate security breaches or cyber risks, or respond adequately to a security breach or cyber risk, could result in interruptions to Allied Esports’ gaming platform, degrade the gamer experience, cause gamers to lose confidence in our gaming platform and cease utilizing it, as well as significant legal and financial exposure. This could harm Allied Esports’ business and reputation, disrupt its relationships with partners and diminish its competitive position.

Allied Esports uses third-party services in connection with its business, and any disruption to these services could result in a disruption to its business, negative publicity and a slowdown in the growth of its users, materially and adversely affecting its business, financial condition and results of operations.

Allied Esports’ business depends on services provided by, and relationships with, various third parties, including cloud hosting, server operators, broadband providers, and computing peripheral suppliers, among others. The failure of any of these parties to perform in compliance with our agreements may negatively impact Allied Esports’ business.

Additionally, if such third parties increase their prices, fail to provide their services effectively, terminate their service or agreements or discontinue their relationships with Allied Esports, Allied Esports could suffer service interruptions, reduced revenues or increased costs, any of which may have a material adverse effect on its business, financial condition and results of operations.

Allied Esports’ business depends substantially on the continuing efforts of its executive officers, key employees and qualified personnel, and its business operations may be severely disrupted if it loses the services of such personnel.

Allied Esports’ future success depends substantially on the continued efforts of its executive officers and key employees. If one or more of its executive officers or key employees were unable or unwilling to continue their services with Allied Esports, Allied Esports might not be able to replace them easily, in a timely manner, or at all. Since the esports gaming industry is characterized by high demand and intense competition for talents, Allied Esports cannot assure you that it will be able to attract or retain qualified staff or other highly skilled employees. If any of Allied Esports’ executive officers and key employees terminates their services with Allied Esports, Allied Esports’ business may be severely disrupted, its financial condition and results of operations may be materially and adversely affected and it may incur additional expenses to recruit, train and retain qualified personnel.

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Allied Esports may not be able to procure the necessary permits and licenses to operate its arenas.

Allied Esports must obtain certain permits and licenses, including liquor licenses, to operate its arenas. Often these processes can be expensive and time consuming. There is no guarantee that Allied Esports will be able to obtain them on a timely or cost-effective basis. Any delays would jeopardize the ability of Allied Esports to operate the arenas and host events. As a result, its business could suffer.

Rules and regulations governing sweepstakes, promotions and giveaways vary by state and country and these rules and regulations could restrict or eliminate Allied Esports’ ability to generate revenues on its esports gaming platform under development, which could materially and adversely impact the viability of this business.

As part of its esports gaming platform under development, Allied Esports intends to offer subscribers the chance to win cash and prizes when playing esports games and tournaments on the platform. The awarding of cash and prizes will require compliance with the laws or regulations in various states or countries over sweepstakes, promotions and giveaways, which are complicated and constantly changing. Any negative finding of law regarding the characterization of the type of online activity carried out on the esports gaming platform could limit or prevent Allied Esports’ ability to obtain subscribers in those jurisdictions, which in turn could significantly impact Allied Esports’ ability to generate revenue. The ability or willingness to work with Allied Esports by payment processors and other service providers necessary to conduct the esports gaming platform business also may be limited due to such changes in laws or any perceived negative consequences of engaging in the business of sweepstakes, promotions and giveaways that will be utilized by the esports gaming platform.

Negotiations with unionized employees could delay opening or operating Allied Esports’ arenas.

Certain of Allied Esports’ employees may be represented by one or more unions. Allied Esports will need to engage such unions to seek to employ the services of the employees on mutually acceptable terms. However, Allied Esports cannot guarantee that such negotiations will be timely concluded to avoid interruption in its tournament schedule, or that such negotiations will ultimately result in an amicable agreement. Any failure to timely conclude the negotiations could cause a delay in Allied Esports’ ability to timely open arenas or host events. Either of these events would adversely affect Allied Esports’ profitability.

Allied Esports’ business is subject to regulation, and changes in applicable regulations may negatively impact its business.

Allied Esports is subject to a number of foreign and domestic laws and regulations that affect companies conducting business on the Internet. In addition, laws and regulations relating to user privacy, data collection, retention, electronic commerce, consumer protection, content, advertising, localization, and information security have been adopted or are being considered for adoption by many jurisdictions and countries throughout the world. These laws could harm Allied Esports’ business by limiting the products and services it can offer consumers or the manner in which it offers them. The compliance costs for these laws may increase in the future as a result of changes in interpretation. Furthermore, Allied Esports’ failure to comply with these laws or the application of these laws in an unanticipated manner may harm its business and result in penalties or significant legal liability.

Risks Related to Allied Esports’ Intellectual Property

Allied Esports licenses certain brand names under agreements that will expire and may also be subject to claims of infringement of third-party intellectual property rights.

Allied Esports has a three-year license with a third party, ending in July 2021, to utilize the names “Esports Arena Las Vegas” and “Esports Arena Drive”, which are part of the branding for its Las Vegas flagship esports arena location and its US-based mobile arena, respectively. Once that license expires, there is no assurance that Allied Esports will be able to further license those names or purchase them on satisfactory terms. Although Allied Esports intends to market and promote its esports arenas using intellectual property it owns and controls, there are no assurances that those efforts will be fruitful and that it will be able to maintain brand awareness once the license expires.

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Furthermore, third parties may claim that Allied Esports has infringed their intellectual property rights. Although Allied Esports takes steps to avoid knowingly violating the intellectual property rights of others, it is possible that third parties still may claim infringement. Infringement claims against us, whether valid or not, may be expensive to defend and divert the attention of Allied Esports’ employees from business operations. Such claims or litigation could require Allied Esports to pay damages, royalties, legal fees and other costs. Allied Esports also could be required to stop offering, distributing or supporting esports games, its gaming platform or other features or services which incorporate the affected intellectual property rights, redesign products, features or services to avoid infringement, or obtain a license, all of which could be costly and harm its business.

Allied Esports’ technology, content and brands are subject to the threat of piracy, unauthorized copying and other forms of intellectual property infringement.

Allied Esports regards its technology, content and brands as proprietary and takes measures to protect it from infringement. Piracy and other forms of unauthorized copying and use of technology, content and brands are persistent, and policing is difficult. Further, the laws of some countries do not protect our intellectual property rights to the same extent as the laws of the United States, or are poorly enforced. Legal protection of Allied Esports’ rights may be ineffective in such countries.

Allied Esports may not be able to prevent others from unauthorized use of its intellectual property, which could harm our business and competitive position.

Allied Esports regards its registered trademark and pending trademarks, service marks, pending patents, domain names, trade secrets, proprietary technologies and similar intellectual property as critical to its success. Allied Esports relies on trademark and patent law, trade secret protection and confidentiality and license agreements with its employees and others to protect its proprietary rights.

Allied Esports has invested significant resources to develop its own intellectual property and acquire licenses to use and distribute the intellectual property of others. Failure to maintain or protect these rights could harm its business. In addition, any unauthorized use of our intellectual property by third parties may adversely affect its current and future revenues.

Allied Esports may not be able to develop compelling IP content or secure media content distributors to promote, sell, and distribute such content, which could harm its business and competitive position.

Allied Esports intends to produce licensable content from the various live events, tournaments, and its own initiatives and brands to sell to viewers worldwide. There is no guarantee that it will be able to develop content that is compelling to its targeted customers. Media and gaming company competitors, many of which are better funded, are also creating content from esports events, and it will be difficult to create content that stands out and attracts customers. Furthermore, to carry out our worldwide distribution plans, film and media distribution partners will be needed and, in the event, Allied Esports is not able to secure content distributors on terms acceptable to Allied Esports, this will have a significant adverse impact on revenue streams from the sale of IP.

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WPT RISK FACTORS

Risks Related to WPT’s Current Business

WPT’s broadcast agreement with Fox Sports Net (“FSN”) sets a minimum level of distribution that is significantly less than the current distribution level. If WPT’s current level of distribution is reduced, the reduction could materially and adversely affect WPT’s results of operations.

Currently, WPT broadcasts certain of its worldwide Main Tour events throughout the United States on FSN, and they are also available on ClubWPT.com on demand, and on various digital streaming platforms. WPT’s programming agreement to broadcast the television series does not provide for any license fees to be paid to WPT for the broadcast rights. WPT benefits from the program’s distribution and promotion of WPT’s online products (ClubWPT). WPT also generates fees from sponsors by integrating sponsor logos and other advertising materials into its programs and around the broadcast of the shows through music royalties and distribution of the shows in other markets. The Season 17 sponsors include Hublot S.A., a luxury watch maker, Rockstar, Inc., an energy drink company, Baccarat, Inc., a manufacturer and retailer of fine crystal, Faded Spade Poker, LLC, a playing card manufacturer, and Zynga Inc., a social gaming operator. In May 2016, WPT entered into a programming agreement for FSN to broadcast Seasons 15 through 18 of the WPT television series through calendar year 2021 on terms that are similar to the existing agreement. WPT may be required to pay the cost to produce these shows for FSN and depending on the amount of the related revenues it is able to generate, the lack of license fees could have a material adverse effect on WPT’s financial condition, results of operations and cash flows.

Disney’s acquisition of FOX could have negative consequences on World Poker Tour.

The Walt Disney Company (“Disney”) is currently in the process of acquiring 21st Century Fox (“FOX”). Under the terms of the proposed acquisition, FOX’s non-regional news and sports assets, including FSN, will be spun off into a new company currently referred to as “New Fox” and will remain with current FOX shareholders. The Department of Justice announced that it will require Disney to sell all regional sports assets obtained as part of the acquisition (the “RSNs”) within ninety (90) days after the closing of the Disney/FOX acquisition. WPT’s programming agreement with FSN requires FSN to ensure WPT’s programming reaches a certain amount of households, which requires FSN to ensure we are broadcast on the RSNs. The FSN agreement also has other important broadcast requirements to ensure that WPT’s programming remains “appointment television” and airs at particular times on both the FSN-owned networks and the RSNs. It is unclear whether Disney will sell the RSNs to one single purchaser or to multiple purchasers, which would make it difficult to ensure WPT’s programming is carried on all of the RSNs, or at the times and dates WPT finds desirable. Even though WPT’s programming agreement with FSN will remain an enforceable obligation against FSN, there is no assurance that either WPT or FSN will be able to compel the purchaser or purchasers of the RSNs to broadcast WPT’s programming on terms WPT finds reasonable, if at all. Furthermore, these changes to the FOX and FSN business could negatively affect WPT’s ability to find other traditional television network distribution of the World Poker Tour shows in the United States. Any reduction or change of WPT’s distribution footprint has the potential to negatively affect its brand and associated sponsorship, marketing and promotional efforts.

There is no assurance that FSN will broadcast future seasons of the World Poker Tour, which would materially and adversely affect WPT’s results of operations.

In May 2016, WPT entered into an agreement for FSN to broadcast Seasons 15 through 18 of the WPT television series through calendar year 2021. If FSN elects to discontinue airing either series and WPT cannot replace its programming agreement with an agreement with a comparable U.S. broadcaster, it may be difficult for WPT to obtain sponsorship funds, it will be detrimental to the viability of the WPT brand and, consequently, would have a material adverse effect on WPT’s financial condition, results of operations and cash flows.

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The ClubWPT.com business is currently heavily dependent upon television as a major source for the generation of new monthly subscribers and WPT continually seeks cost effective online and traditional marketing to generate new subscribers, which if not achieved could materially and adversely affect its results of operations.

ClubWPT is the official subscription online poker club of the World Poker Tour. VIP users pay a monthly subscription fee for exclusive access to full episodes from every past season of the WPT television show, plus magazine access, coupons, and more. Each month, members can play poker to win a share of cash and prizes, including seats to WPT events. In addition, in January of 2019, WPT added free-to-play (i.e., “freemium”) social poker and casino gaming on the platform, whereby free chips are offered for play, but additional chips can be purchased (there are no cash prizes offered for freemium play). WPT has produced ClubWPT.com-branded television shows that aired on FSN (such as our “King of the Club” television shows), as well as incorporating significant branding and advertising of ClubWPT into the WPT television shows to build awareness and drive traffic to ClubWPT.com. In order for the ClubWPT business (including its freemium offering) to continue as a viable business, WPT needs to continuously identify cost efficient marketing tools to generate new subscribers for ClubWPT. Traditionally, WPT has marketed by using its large library of content online as a driver to the platform, or through its social media footprint. The number of paid subscribers at ClubWPT was relatively constant throughout 2018 as a result of a significant promotion by FSN, while daily active users of our freemium products has increased since we introduced it in January of 2019. The number of paid subscribers could decrease in future quarters due to the lack of current spending on marketing for new players. WPT will need to increase its marketing and promotion of ClubWPT through alternative means, such as social media, in person at WPT live events, via cross-promotion with the Allied Esports business, and via other means to ensure ClubWPT remains viable.

WPT’s reliance on Pala Interactive LLC (“Pala”) as a third party systems provider is subject to system security risks and business viability risks that could disrupt services provided to ClubWPT.com customers, and any such disruption could reduce WPT’s revenue, increase its expenses and harm its reputation.

Experienced computer programmers and hackers may be able to penetrate Pala’s network security and misappropriate confidential information, create system disruptions or cause shutdowns. In addition, computer programmers and hackers may be able to develop and deploy viruses, worms and other malicious software programs that attack their products or otherwise exploit security vulnerabilities in their products. As a result, WPT could lose its existing or potential customers. Pala is a third-party vendor whose business is dependent upon the real money gaming and social gaming business environment. Any business interruption or failure by Pala would directly affect WPT’s online business as WPT would seek to find a suitable alternative platform provider.

Rules and regulations governing sweepstakes, promotions and giveaways vary by state and country and these rules and regulations could restrict or eliminate WPT’s ability to generate revenues at ClubWPT.com, which could materially and adversely impact the viability of this business.

Changes in laws or regulations in various states or countries over sweepstakes, promotions and giveaways or a negative finding of law regarding the characterization of the type of online activity carried out on ClubWPT.com could result in WPT’s inability to obtain subscribers in those jurisdictions, which in turn could significantly impact WPT’s ability to generate revenue. The ability or willingness to work with WPT by payment processors and other service providers necessary to conduct the ClubWPT.com business also may be limited due to such changes in laws or any perceived negative consequences of engaging in the business of sweepstakes, promotions and giveaways that are utilized by ClubWPT.com.

WPT’s success depends in part on our brands and any future brands it may develop, and if the value of its brands were to diminish, its business would be adversely affected. Licensees of WPT’s brands may diminish the value of its brands.

WPT’s success depends on its World Poker Tour and Alpha 8 brands, which consist of a portfolio of trademarks, service marks and copyrighted materials. WPT’s portfolio includes, but is not limited to, existing and future episodes of the televised programming produced in connection with its existing and future brands and certain elements of these episodes, trade names and other intellectual property rights. In connection with WPT’s branding and licensing operations, WPT entered into agreements with certain licensors to utilize the WPT brand and intellectual property in connection with mobile, social media and casual games, horse racing, amateur poker leagues, governmental lottery games, and in-person and online education and training poker workshops. While specific contractual provisions require that the licensees maintain the quality of WPT’s licensed brands, WPT cannot be certain that its licensees or their manufacturers and distributors will honor their contractual obligations or that they will not take other actions that will diminish the value of WPT’s brands prior to its ability to detect and prevent any such actions.

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WPT may not be able to protect the format of its episodes, its current and future brands and its other proprietary rights.

WPT is susceptible to others imitating its television show format and other products and infringing on its intellectual property rights. Litigation may be necessary to enforce WPT’s intellectual property rights and to determine the validity and scope of its proprietary rights. Any litigation could result in substantial expense, may reduce WPT’s profits and may not adequately protect its intellectual property rights upon which it is substantially dependent. In addition, the laws of certain foreign countries do not always protect intellectual property rights to the same extent as the laws of the U.S. Imitation of WPT’s television show formats and other products or infringement of its intellectual property rights could diminish the value of its brands or otherwise adversely affect its revenues.

Any litigation or claims against WPT based upon its intellectual property or other third party rights, whether or not successful, could result in substantial costs and harm its reputation. In addition, such litigation or claims could force WPT to do one or more of the following: to cease exploitation of the WPT television series and related products or portions thereof that violate the potentially infringed third party rights or intellectual property, which would adversely affect WPT’s revenue; to negotiate a license from the holder of the intellectual property or other right alleged to have been infringed, which license may not be available on reasonable terms, if at all; or to modify the WPT television series and related products or portions thereof to avoid infringing the intellectual property or other rights of a third party, which may be costly and time-consuming or impossible to accomplish.

Early termination of WPT’s agreements with member casinos or violation by member casinos of the restrictive covenants contained in these agreements could negatively affect the size of telecast audiences and lead to declines in the performance of WPT’s other lines of business.

WPT entered into written agreements with all of the “member casinos” that host WPT tournament stops. However, the member casino may elect to withdraw its tournament from the WPT lineup and terminate the agreement by giving WPT notice by a specified date or, if earlier, a specified length of time before the date of the tournament, which is generally four to six months. While the agreement is in effect and, in some cases, for varying periods of time thereafter, the member casino is prohibited from televising the tournament itself, permitting any third party to televise the tournament or licensing its name, trademarks or likeness to any other party in conjunction with the telecast of a poker tournament. If a significant number of these casinos were to terminate the agreements and/or allow a competing company to telecast their tournaments after their expiration for the restricted time period, this could result in a decline in WPT’s future telecast audiences, which in turn would lead to declines in the performance and success of WPT’s other lines of business. If one or more member casinos were to breach the exclusivity provisions of their contracts with WPT by letting a competing company telecast their tournaments within the restricted time period, litigation may be necessary to enforce those rights. Any litigation could result in substantial expense.

Refusal of any gaming commission to register WPT as a non-gaming vendor for its branded casino tournaments could jeopardize the ability of WPT to continue holding its events at member casinos.

Some states require WPT to register with the state’s gaming commissions as a non-gaming vendor of the member casino that runs a WPT-branded tournament. If such gaming commissions refuse to provide the necessary vendor license, the member casino may not be able to hold WPT’s tournaments, and WPT’s business could suffer.

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Termination or impairment of WPT’s relationships with key licensing and strategic partners could adversely affect its revenues and results of operations.

WPT has developed relationships with key strategic partners in many areas of its business, including poker tournament event sponsorship, merchandise licensing, social poker and casino games, corporate sponsorship and international distribution. WPT hopes to derive significant income from its licensing arrangements and its agreements with its strategic partners are vital to finding these licensing arrangements. If WPT were to fail to manage its existing licensing relationships, this failure could have a material adverse effect on its financial condition and results of operations. WPT would also be materially adversely affected if it were to lose rights under any of its other key contracts or if the counterparty to any of these contracts were to breach its obligations to WPT. WPT relies on a limited number of contracts under which third parties provide it with services vital to WPT’s business.

These agreements include WPT’s agreements with:

•	FSN, pursuant to which FSN broadcasts the WPT television series;
•	Pala, who hosts and operates the ClubWPT product;
•	Zynga, Inc., who licenses the WPT brand for use on its social poker platform;
•	Partypoker Live Ltd., who licenses the WPT brand in connection with online and land-based poker tournaments in Europe;
•	Hugeous Mass Media, who maintains WPT’s database of music and collects music royalty revenue for WPT worldwide;
•	Captiveplay LLC, who licenses the WPT brand in order to operate a social poker product, PlayWPT;
•	HongKong Triple Sevens Interactive Co., Ltd, who licenses the Alpha8 brand to operate a social poker product;
•	Rogers Network and Game TV, for broadcasting in key international territories such as Canada;
•	Azteca Novelas, S.A.P.I de C.V. (“TV Azteca”), pursuant to which WPT will partner with TV Azteca to create localized WPT-branded content, as well as jointly brand and market a social poker product for the territory of Mexico;
•	AMC and Sport 1 & 2, who license rights to broadcast the WPT television series in 10 territories in Eastern Europe; and
•	OTT Platforms, specifically PLUTO TV where WPT earns sizeable revenues.

If WPT’s relationship with any of these or certain other third parties were to be interrupted, or the services provided by any of these third parties were to be delayed or deteriorate for any reason without being adequately replaced, WPT’s business could be materially adversely affected. If WPT is forced to find a replacement for any of these strategic partners, this could create disruption in its business and may result in reduced revenues, increased costs or diversion of management’s attention and resources.

In addition, while WPT has significant control over its licensed products and advertising, WPT does not have operational and financial control over these third parties, and it has limited influence with respect to the manner in which they conduct their businesses. If any of these strategic partners experiences a significant downturn in its business or were otherwise unable to honor its obligations to WPT, WPT’s business could be materially disrupted.

The loss of the services of Adam Pliska or other key employees or on-air talent, or WPT’s failure to attract key individuals could adversely affect its business.

WPT is highly dependent on the services of Adam Pliska, who currently serves as Chief Executive Officer and President of WPT, and if the Mergers are consummated, will serve as the President of BRAC.

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WPT’s continued success is also dependent upon retention of other key management executives and upon its ability to attract and retain employees and on-air talent to implement its corporate development strategy and its branding and licensing efforts. The loss of some of its senior executives, or an inability to attract or retain other key individuals, could materially adversely affect WPT. Growth in WPT’s business is dependent, to a large degree, on its ability to retain and attract such employees. WPT seeks to compensate and provide incentives to its key executives, as well as other employees, through competitive salaries, stock ownership and bonus plans, but it can make no assurance that these programs will allow WPT to retain key employees or hire new employees. In addition, WPT’s future success may also be affected by the potential need to replace its key on-air talent.

WPT has a three year contract with the IATSE 700 Editors Union that will be expiring in August 2019. Negotiations could delay finishing production of shows needing to be delivered to FSN or increase WPT’s costs to produce the shows.

Certain of WPT’s employees involved in producing the WPT series are members of a union, and WPT’s contract with such union expires in August 2019. Prior to expiration of the contract, WPT will engage such union to seek to continue the services of the employees on mutually acceptable terms and avoid any interruption in services. However, WPT cannot guarantee that such negotiations will be timely concluded to avoid interruption in its production schedule, or that such negotiations will ultimately result in an amicable agreement. Any failure to timely conclude the negotiations could cause a delay in WPT’s ability to timely produce the WPT series for FSN, and the costs to do so could increase. Either of these events would adversely affect WPT’s profitability.

WPT’s quarterly results may fluctuate, which may negatively affect the value of the common stock.

Under sponsorship agreements for WPT, revenues are recognized as each episode is aired. Therefore, WPT’s quarterly revenue can fluctuate significantly depending on the number of episodes aired in any one quarter. In addition, the sales of consumer products that utilize WPT’s licensed intellectual property vary greatly, due to holiday seasons, school schedules and other outside factors. As a result, WPT’s financial results can be expected to fluctuate significantly from quarter to quarter, leading to volatility and a possible adverse effect on the market price of the common stock.

Risks Related to WPT’s Current Industry

WPT’s television programming may be unable to maintain a sufficient audience for a variety of reasons, many of which are beyond its control.

Television production is a speculative business because revenues and income derived from television depend primarily upon the continued acceptance of that programming by the public, which is difficult to predict. Public acceptance of particular programming is dependent upon, among other things, the quality of the programming, the strength of networks on which the programming is telecast, the promotion and scheduling of the programming and the quality and acceptance of competing television programming and other sources of entertainment and information. Popularity of programming can also be negatively impacted by excessive telecasting of the programming beyond viewers’ saturation thresholds.

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WPT’s ability to create and sponsor its television programming profitably may be negatively affected by adverse trends that apply to the television production business generally.

Television revenues and income may be affected by a number of factors, many of which are not within WPT’s control. These factors include a general decline in television viewers, pricing pressure in the television advertising industry, strength of the stations on which its programming is telecast, general economic conditions, increases in production costs and availability of other forms of entertainment and leisure time activities. Furthermore, as the popularity of streaming content over the Internet increases and more consumers “cut the cord” and cease watching traditional broadcast television, the audience for WPT’s programming will be dispersed across multiple platforms and its programming could have less overall impact and watchability. All of these factors, as well as others, may quickly change and these changes cannot be predicted with certainty. WPT’s future sponsorship opportunities may also be adversely affected by these changes. Accordingly, if any of these changes were to occur, the revenues WPT generates from television programming could decline.

A decline in general economic conditions or the popularity of WPT’s brand of televised poker tournaments could adversely impact its business.

Because WPT’s operations are affected by general economic conditions and consumer tastes, its future success is unpredictable. The demand for entertainment and leisure activities tends to be highly sensitive to consumers’ disposable incomes and thus a decline in general economic conditions could, in turn, have a material adverse effect on WPT’s business, operating results and financial condition and the price of BRAC’s common stock. An economic decline could also adversely affect WPT’s corporate sponsorship business, sales of its branded merchandise and other aspects of its business.

The continued popularity of WPT’s type of poker entertainment is vital in maintaining the ability to leverage its brand and develop products or services that appeal to its target audiences, which, in turn, is important to WPT’s long-term results of operations. Public tastes are unpredictable and subject to change and may be affected by changes in the political and social climates of those countries and territories in which WPT operates. A change in public opinion could have a material adverse effect on WPT’s business, operating results and financial condition and, ultimately, the price of BRAC’s common stock.

The political or social climate regarding gaming and poker could negatively impact WPT’s ability to negotiate future telecast license arrangements and could negatively impact its chances of renewal.

Although the popularity of poker, in particular, and gaming, in general, has continued to grow in the U.S. and abroad, gaming has historically experienced backlash from various constituencies and communities. Currently, the legal operational status of Internet-based casinos and card rooms remains unclear in some countries. The U.S. government has taken steps to curb activities that it believes constitutes unlawful online gaming, through legislation such as the Unlawful Internet Gambling Enforcement Act of 2006 and through arrests of off-shore online gaming operators traveling in the U.S. Also, on November 2, 2018, the U.S. Department of Justice (DOJ) issued an opinion that interprets the federal Wire Act as prohibiting any gambling that crosses state lines, including non-sports related gambling. This opinion expands the prior 2011 DOJ opinion that interpreted the Wire Act as prohibiting interstate sports gambling only.

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Based on the uncertain regulatory environment surrounding the marketing and promotion of Internet-based casinos and card rooms to viewers in the U.S., FSN has final edit rights to the shows that it broadcasts. FSN previously indicated that it will only display the “dot com” names or logos of Internet-based casinos and card rooms in its telecasts that are explicitly legal in select territories in the United States, although FSN has expressed a willingness to display names and logos from strictly play-for-free websites and from WPT’s member casinos. However, if FSN elects not to allow the display of “dot com” logos on the WPT show, whether because of the recent DOJ opinion or otherwise, WPT may not be able to attract other Internet-based casino sponsors or retain existing online card rooms sponsoring WPT’s tour. Additionally, increased regulatory scrutiny on Internet gambling sites may eliminate these sites as sources of advertising revenue for television networks that exhibit poker-related programming, thereby potentially impacting the value of such programming to these networks. Additionally, many participants in WPT’s tournament events are sponsored by Internet-based casino sponsors and existing online card rooms. If such sponsors’ revenues are reduced, they may not be able to sponsor WPT’s tournament participants at the same level or at all, which could cause WPT’s tournament participation to decline (in terms of numbers and professional players) and the quality and distribution of our WPT series could suffer.

The television entertainment market in which WPT operates is highly competitive and competitors with greater financial resources or marketplace presence may enter this market to WPT’s detriment.

WPT competes with other poker-related television programming, including ESPN’s coverage of the “World Series of Poker” and its “World Series of Poker” Circuit Events, among others. These and other producers of poker-related programming may be well established and may have significantly greater resources than WPT does. Based on the popularity of these poker-related televised programs, WPT believes that additional competing televised poker programs may currently be in development or may be developed in the future. WPT’s programming also competes for telecast audiences and advertising revenue with telecasts of mainstream professional and amateur sports, as well as other entertainment and leisure activities. These competing programs and activities, and the brands that they build may decrease the popularity of the WPT television series and dilute the WPT’s brand. This would adversely affect WPT’s operating results and financial condition and, ultimately, the price of BRAC’s common stock.

Risks Related to the Business Combination

BRAC may not have sufficient funds to consummate the Mergers.

As of December 31, 2018, BRAC had approximately $134,000 available to it outside the trust account to fund its working capital requirements. If BRAC is required to seek additional capital, it would need to borrow funds from its sponsor, management team or other third parties to operate or may be forced to liquidate. Neither BRAC’s sponsor, members of its management team, nor any of their affiliates are under any obligation to advance funds to BRAC in such circumstances. Any such advances would be repaid only from funds held outside the trust account or from funds released to BRAC upon completion of the Mergers. If BRAC is unable to complete the Mergers because it does not have sufficient funds available, BRAC will be forced to cease operations and liquidate the trust account. Consequently, BRAC’s public stockholders may only receive, without taking into account, interest, if any, earned on the trust account and their warrants will expire worthless.

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Future resales of the BRAC Common Stock issued in the Mergers may cause the market price of BRAC’s securities to drop significantly, even if the business is doing well.

Under the Agreement, the former owners of Allied Esports and WPT will receive 11,602,754 shares of BRAC Common Stock, 3,800,003 BRAC Warrants, and the right to receive an additional 3,846,153 shares of BRAC Common Stock if the last sales price of the BRAC Common Stock reported on the Nasdaq Capital Market equals or exceeds $13.00 per share (as adjusted for stock splits, dividends, and the like) for 30 consecutive trading days during the five-year period after the consummation of the Mergers. Pursuant to the Agreement, the recipients will enter into lock-up agreements, pursuant to which they will agree to not, subject to certain exceptions, transfer, sell, tender or otherwise dispose of the shares of BRAC Common Stock and BRAC Warrants they will receive for a period from the closing of the Mergers as follows: (i) with respect to 50% of their BRAC Common Stock and BRAC Warrants, the earlier of one year after the closing of the Merger and the date on which the closing price of BRAC Common Stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the closing of the Merger and, (ii) with respect to the remaining 50% of their BRAC Common Stock and BRAC Warrants, one year after closing of the Mergers, or earlier in each case if, subsequent to the Mergers, the combined company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all stockholders having the right to exchange their shares of common stock for cash, securities, or other property. See the section titled “The Merger Proposal — Sale Restriction.”

Upon expiration of the applicable lock-up periods and subject to applicable securities laws, the recipients may sell large amounts of BRAC Common Stock and/or BRAC Warrants in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility of, or putting significant downward pressure on, the trading price of BRAC Common Stock and BRAC Warrants.

If BRAC’s stockholders exercising conversion rights fail to deliver their shares to BRAC’s transfer agent, they will not be entitled to convert their shares of BRAC Common Stock into a pro rata portion of the trust account.

BRAC stockholders holding public shares may have their shares converted into a pro rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the Mergers. To exercise conversion rights, BRAC stockholders must deliver their stock (either physically or electronically) to BRAC’s transfer agent prior to the vote at the meeting. Any stockholder who fails to deliver his, her, or its stock will not be entitled to convert his, her, or its shares into a pro rata portion of the trust account. See the section titled “Special Meeting of Stockholders — Conversion Rights” for the procedures to be followed if you wish to convert your shares to cash.

BRAC’s ability to request indemnification for damages arising out of the transactions may not be asserted until the aggregate amount of indemnifiable losses exceeds $500,000 and is limited to the shares and warrants held in escrow.

At the closing of the Mergers, 1,160,278 shares of BRAC Common Stock and 379,996 BRAC Warrants will be deposited in escrow to provide a fund for payment to BRAC with respect to its post-closing rights to indemnification under the Agreement. Claims for indemnification may only be asserted once the aggregate amount of damages exceed a $500,000 threshold, in which event all indemnifiable losses shall be payable from the first dollar thereof. Also, the aggregate liability for damages is limited to the shares and warrants placed in escrow. Accordingly, it is possible that BRAC will not be entitled to indemnification even if the other parties are found to have breached certain of their representations and warranties and covenants contained in the Agreement.

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BRAC’s current directors and executive officers and their affiliates own shares of common stock and units that will be worthless and have incurred reimbursable expenses that may not be reimbursed or repaid if the Mergers are not approved. Such interests may have influenced their decision to approve the Mergers.

BRAC’s executive officers and directors and/or their affiliates beneficially own insider shares and private units that they purchased prior to, or simultaneously with, BRAC’s initial public offering. BRAC’s executive officers, directors and their affiliates have no redemption rights with respect to these securities in the event a business combination is not effected in the required time period. Therefore, if the Mergers or another business combination is not approved within the required time period, such securities will be worthless. Additionally, BRAC’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These expenses will be repaid upon completion of the Mergers. However, if BRAC fails to consummate the Mergers, they will not have any claim against the trust account for reimbursement. Accordingly, BRAC may not be able to reimburse these expenses if the transactions are not completed. As of June 10, 2019 BRAC’s officers, directors, initial stockholders and their affiliates had incurred approximately $[●] of unpaid reimbursable expenses. Furthermore, BRAC’s officers and directors have loaned BRAC an aggregate of $750,000 as of June 10, 2019 for working capital purposes, which such amounts are payable at the closing of the Mergers or, at the lenders’ option, convertible into additional private units. BRAC’s officers and directors have indicated that they intend to fully convert these loans into additional private units if the Mergers are consummated. These loans will be forgiven if BRAC does not complete the Mergers. See the section entitled “The Merger Proposal — Interests of BRAC’s Directors and Officers and Others in the Transactions.”

These financial interests may have influenced the decision of BRAC’s directors and officers to approve the Mergers and to continue to pursue the Mergers. In considering the recommendations of BRAC’s board of directors to vote for the Merger Proposal and other proposals, stockholders should consider these interests.

Our directors may decide not to enforce Black Ridge Oil & Gas’s indemnification obligations, resulting in a reduction in the amount of funds in the trust account available for distribution to our public stockholders.

If the Mergers or another business combination are not consummated within the required time period, Black Ridge Oil & Gas, an entity affiliated with BRAC’s officers and directors, will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money for services rendered or contracted for or products sold to BRAC, but only if such a vendor or target business has not executed a waiver agreement. If BRAC consummates a business combination, on the other hand, BRAC will be liable for all such claims. Neither BRAC nor Black Ridge Oil & Gas has any reason to believe that Black Ridge Oil & Gas will not be able to fulfill its indemnity obligations.

However, in the event that the proceeds in the trust account are reduced below $10.05 per public share and Black Ridge Oil & Gas asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Black Ridge Oil & Gas to enforce such indemnification obligations. It is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.05 per share.

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The exercise of our directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Mergers may result in a conflict of interest when determining whether such changes to the terms of the Mergers or waivers of conditions are appropriate and in BRAC’s stockholders’ best interest.

In the period leading up to the closing of the Mergers, events may occur that, pursuant to the Agreement, would require BRAC to amend the Agreement, to consent to certain actions taken by AEM, Ourgame, or Noble, or to waive rights that BRAC is entitled to under the Agreement. Such events could arise because of changes in the course of the business of Allied Esports or WPT, a request by AEM, Ourgame, or Noble to undertake actions that would otherwise be prohibited by the terms of the Agreement, or the occurrence of other events that would have a material adverse effect on the business of Allied Esports or WPT and would entitle BRAC to terminate the Agreement. In any of such circumstances, it would be at BRAC’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is best for BRAC and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement, BRAC does not believe there will be any changes or waivers that BRAC’s directors and officers would be likely to make after obtaining stockholder approval of the Merger Proposal at the special meeting. While certain changes could be made without further stockholder approval, BRAC will circulate a new or amended proxy statement and resolicit BRAC’s stockholders if changes to the terms of the transaction that would have a material impact on its stockholders are required prior to the vote on the Merger Proposal.

If BRAC is unable to complete the Mergers or another business combination by July 10, 2019, or such later date as may be approved by BRAC’s stockholders, BRAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against BRAC and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by stockholders could be less than $10.05 per share.

Under the terms of BRAC’s amended and restated certificate of incorporation, BRAC must complete the Mergers or another business combination by July 10, 2019 (or such later date as may be approved by BRAC stockholders in an amendment to BRAC’s amended and restated certificate of incorporation) or BRAC must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against BRAC. Although BRAC has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses it has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the trust account could be subject to claims which could take priority over those of BRAC’s public stockholders. If BRAC is unable to complete a business combination within the required time period, Black Ridge Oil & Gas has agreed that it will be liable to BRAC if and to the extent any claims by a vendor for services rendered or products sold to it, or a prospective target business with which it has discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.05 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under BRAC’s indemnity of the underwriters of the initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Black Ridge Oil & Gas will not be responsible to the extent of any liability for such third party claims. Furthermore, it will not be liable to public stockholders and instead will only have liability to BRAC. We have not independently verified whether Black Ridge Oil & Gas has sufficient funds to satisfy its indemnity obligations and, therefore, it may not be able to satisfy those obligations. We have not asked Black Ridge Oil & Gas to reserve for such eventuality. Therefore, the per-share distribution from the trust account in such a situation may be less than $10.05, plus interest, due to such claims.

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Additionally, if BRAC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if BRAC otherwise enters compulsory or court supervised liquidation, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its stockholders. To the extent any bankruptcy claims deplete the trust account, BRAC may not be able to return to its public stockholders at least $10.05.

BRAC stockholders may be held liable for claims by third parties against BRAC to the extent of distributions received by them.

If BRAC is unable to complete the Mergers or another business combination within the required time period, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to BRAC’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. BRAC cannot assure you that it will properly assess all claims that may be potentially brought against it. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of stockholders may extend well beyond the third anniversary of the date of distribution. Accordingly, BRAC cannot assure you that third parties will not seek to recover from its stockholders amounts owed to them by BRAC.

If BRAC is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. Furthermore, because we intend to distribute the proceeds held in the trust account to our public stockholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public stockholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, our board may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing the board and the company to claims of punitive damages, by paying public stockholders from the trust account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Activities taken by existing BRAC stockholders to increase the likelihood of approval of the Merger Proposal and other proposals could have a depressive effect on our stock.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding BRAC or its securities, BRAC’s initial stockholders, officers, directors, or the stockholders of AEM, Noble, or Ourgame, and/or their respective affiliates may purchase BRAC shares from institutional and other investors who vote, or indicate an intention to vote, against the Merger Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of BRAC Common Stock or vote their shares in favor of the Merger Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the then outstanding shares of BRAC Common Stock present and entitled to vote at the meeting to approve the Merger Proposal vote in its favor and that BRAC have at least $5,000,001 of net tangible assets after taking into account holders of public shares exercising conversion rights where it appears that such requirements would otherwise not be met. Entering into any such arrangements may have a depressive effect on the BRAC Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

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BRAC’s amended and restated certificate of incorporation provides, subject to limited exceptions, that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit stockholders’ ability to obtain a favorable judicial forum for disputes with BRAC or its directors, officers, employees or stockholders.

BRAC’s amended and restated certificate of incorporation requires, to the fullest extent permitted by law, that derivative actions brought in BRAC’s name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel; provided that BRAC’s stockholders will not be deemed to have waived BRAC’s compliance with federal securities laws and the rules and regulations thereunder and can therefore bring claims for breach of these provisions in any appropriate forum. Any person or entity purchasing or otherwise acquiring any interest in shares of BRAC’s capital stock shall be deemed to have notice of and consented to the forum provisions in its amended and restated certificate of incorporation.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with BRAC or any of its directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in BRAC’s amended and restated certificate of incorporation to be inapplicable or unenforceable in an action, BRAC may incur additional costs associated with resolving such action in other jurisdictions, which could harm its business, operating results and financial condition.

Risks If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved and we are not otherwise able to consummate the Mergers, our board of directors will not have the ability to adjourn the special meeting to a later date, and, therefore, the Mergers will not be approved.

Our board of directors is seeking approval to adjourn the special meeting to a later date or dates if, at the special meeting, the officer presiding over the special meeting determines that it would be in the best interests of BRAC to adjourn the special meeting to give us more time to consummate the business combination for whatever reason (such as if the Merger Proposal is not approved, BRAC has net tangible assets of less than $5,000,001 after taking into account the holders of public shares who properly elect to convert their public shares into cash, or another condition to the closing of the Mergers has not been satisfied. If the Adjournment Proposal is not approved, our board will not have the ability to adjourn the special meeting to a later date. In such event, the Mergers would not be completed and, if another business combination is not consummated as permitted by BRAC’s stockholders, we will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and our board of directors, dissolving and liquidating.

Risks Related to the Businesses of both Allied Esports and WPT

Allied Esports and WPT have historically operated at a net loss on a consolidated basis, and there is no guarantee that after consummation of the Mergers that the combined company will be able to be profitable.

The combined historical operations of Allied Esports and the WPT have resulted in net losses of $31,019,725 and $18,087,231 for the years ended December 31, 2018 and 2017, respectively. We do not know with any degree of certainty whether or when the combined operations of Allied Esports and the WPT will become profitable. Even if we are able to achieve profitability in future periods, we may not be able to sustain or increase our profitability in successive periods.

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We have formulated our business plans and strategies based on certain assumptions regarding the acceptance of our business model and the marketing of our products and services. Nevertheless, our assessments regarding market size, market share, market acceptance of our products and services and a variety of other factors may prove incorrect. Our future success will depend upon many factors, including factors beyond our control and those that cannot be predicted at this time.

Our Board of Directors’ ability to issue undesignated preferred stock and the existence of anti-takeover provisions may depress the value of our common stock.

If the Charter Proposals are approved, BRAC’s authorized capital includes 1,000,000 shares of undesignated preferred stock. Our board has the power to issue any or all of the shares of preferred stock, including the authority to establish one or more series and to fix the powers, preferences, rights and limitations of such class or series, without seeking stockholder approval, subject to certain limitations on this power under Nasdaq listing requirements. Further, as a Delaware corporation, we are subject to provisions of the Delaware General Corporation Law regarding “business combinations.” We may, in the future, consider adopting additional anti-takeover measures. The authority of our board to issue undesignated stock and the anti-takeover provisions of Delaware law, as well as any future anti-takeover measures adopted by us, may, in certain circumstances, delay, deter or prevent takeover attempts and other changes in control of our company that are not approved by our board. As a result, our stockholders may lose opportunities to dispose of their shares at favorable prices generally available in takeover attempts or that may be available under a merger proposal and the market price, voting and other rights of the holders of common stock may also be affected.

Our failure to achieve and maintain an effective system of disclosure controls and internal control over financial reporting could adversely affect our financial position and lower our stock price.

Although BRAC has been a public company, Allied Esports has not been, and WPT has not been since 2009. As a public company, BRAC will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sarbanes-Oxley Act, and the rules and regulations of the applicable listing standards of Nasdaq. We expect that the requirements of these rules and regulations will increase legal, accounting and financial compliance costs, make some activities more difficult, time-consuming and costly, and place significant strain on our personnel, systems and resources. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, we have expended, and anticipate that we will continue to expend, significant resources, including accounting-related costs and significant management oversight.

Any failure to develop or maintain effective controls or any difficulties encountered implementing required new or improved controls could harm our operating results or cause us to fail to meet our reporting obligations and may result in a restatement of our financial statements for prior periods. Any failure to implement and maintain effective internal control over financial reporting also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we will eventually be required to include in our periodic reports that will be filed with the Securities and Exchange Commission (the “SEC”). Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in our reported financial and other information, which would likely have a negative effect on the trading price of our common stock. In addition, if we are unable to continue to meet these requirements, we may not be able to remain listed on Nasdaq.

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Forecasts of our market and market growth may prove to be inaccurate, and even if the markets in which we compete achieve the forecasted growth, there can be no assurance that our business will grow at similar rates, or at all.

Growth forecasts included in this proxy relating to our market opportunities and the expected growth in those markets are subject to significant uncertainty and are based on assumptions and estimates which may prove to be inaccurate. We also plan to operate in a number of foreign markets, and a downturn in any of those markets could have a significant adverse effect on our businesses. Even if these markets meets our size estimate and experiences the forecasted growth, we may not grow our business at a similar rate, or at all. Our growth is subject to many factors, including our success in implementing our business strategy, which is subject to many risks and uncertainties. Accordingly, the forecasts of market growth included in this proxy should not be taken as indicative of our future growth.

Any actual or perceived failure by us to comply with our privacy policies or legal or regulatory requirements in one or multiple jurisdictions could result in proceedings, actions or penalties against us.

Allied Esports and WPT have implemented various features intended to better comply with applicable privacy and security requirements in the collection and use of customer data, but these features do not ensure compliance and may not be effective against all potential privacy and data security concerns. A wide variety of domestic and foreign laws and regulations apply to the collection, use, retention, protection, disclosure, transfer, disposal and other processing of personal data. These data protection and privacy-related laws and regulations are evolving and may result in regulatory and public scrutiny and escalating levels of enforcement and sanctions. Our failure to comply with applicable laws and regulations, or to protect any personal data, could result in enforcement actions against us, including fines, claims for damages by customers and other affected individuals, damage to our reputation and loss of goodwill (both in relation to existing customers and prospective customers), any of which could adversely affect our business, operating results, financial performance and prospects.

Evolving and changing definitions of personal data and personal information within the EU, the United States and elsewhere may limit or inhibit our ability to operate or expand our business. In jurisdictions outside of the United States, we may face data protection and privacy requirements that are more stringent than those in place in the United States. We are at risk of enforcement actions taken by certain EU data protection authorities until such point in time that we may be able to ensure that all transfers of personal data to us in the United States from the EU are conducted in compliance with all applicable regulatory obligations, the guidance of data protection authorities and evolving best practices. The European General Data Protection Regulation (“GDPR”) may impose additional obligations, costs and risk upon our business. The GDPR may increase substantially the penalties to which we could be subject in the event of any non-compliance. In addition, we may incur substantial expense in complying with the obligations imposed by the GDPR and we may be required to make significant changes in our business operations, all of which may adversely affect our revenues and our business overall.

Loss, retention or misuse of certain information and alleged violations of laws and regulations relating to privacy and data security, and any relevant claims, may expose us to potential liability and may require us to expend significant resources on data security and in responding to and defending such allegations and claims. In addition, future laws, regulations, standards and other obligations, and changes in the interpretation of existing laws, regulations, standards and other obligations could impair our ability to collect, use or disclose data relating to individuals, which could increase our costs and impair our ability to maintain and grow our customer base and increase our revenue.

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Allied Esports and WPT publicly post their privacy policies and practices concerning processing, use and disclosure of the personally identifiable information provided to them by website visitors. Publication of such privacy policies and other statements published that provide promises and assurances about privacy and security can subject us to potential state and federal action if they are found to be deceptive or misrepresentative of actual policies and practices or if actual practices are found to be unfair. Evolving and changing definitions of what constitutes “Personal Information” and “Personal Data” within the EU, the United States and elsewhere, especially relating to classification of IP addresses, machine or device identification numbers, location data and other information, may limit or inhibit our ability to operate or expand our business, including limiting technology alliance relationships that may involve the sharing of data.

Our failure to raise additional capital or generate cash flows necessary to expand our operations and invest in new business initiatives in the future could reduce our ability to compete successfully and harm our operating results.

If a significant number of holders of public shares seek to exercise conversion rights or our operations require more capital than initially anticipated, we may need to raise additional funds, and we may not be able to obtain additional debt or equity financing on favorable terms, if at all. If we raise additional equity financing, our security holders may experience significant dilution of their ownership interests. If we engage in debt financing, we may be required to accept terms that restrict our ability to incur additional indebtedness, force us to maintain specified liquidity or other ratios or restrict our ability to pay dividends or make acquisitions. If we need additional capital and cannot raise it on acceptable terms, or at all, we may not be able to, among other things:

•	develop and enhance our products and services;

•	continue to expand our network of arenas;

•	hire, train and retain employees;

•	respond to competitive pressures or unanticipated working capital requirements; or

•	pursue acquisition opportunities.

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. However, because we are a “blank check” company, the safe-harbor provisions of that act do not apply to statements made in this proxy statement. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to securityholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties, and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including among other things:

•	the number and percentage of our public stockholders voting against the Merger Proposal and/or seeking conversion;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement;

•	the ability to maintain the listing of the BRAC Common Stock and BRAC Warrants on the Nasdaq Capital Market or another securities exchange following the business combination;

•	changes adversely affecting the businesses in which Allied Esports or WPT are engaged;

•	integration of the Allied Esports and WPT businesses into BRAC

•	management of growth;

•	general economic conditions;

•	the business strategy and plans of Allied Esports and WPT; and

•	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to any of BRAC, AEM, Noble, Ourgame, or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations we undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before a stockholder grants its proxy or instructs how its vote should be cast or vote on the Merger Proposal, Charter Proposals, Director Election Proposal, Incentive Plan Proposal, or the Adjournment Proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect BRAC, AEM, and/or Noble.

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SPECIAL MEETING OF STOCKHOLDERS

General

We are furnishing this proxy statement to BRAC stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on [●], 2019 and at any adjournment or postponement thereof. This proxy statement provides BRAC stockholders with information they need to know to be able to vote or instruct their vote to be cast at the special meeting.

Date, Time and Place

The special meeting of stockholders will be held on [●], 2019, at 10:00 a.m., Eastern Time, at the offices of Graubard Miller, BRAC’s counsel, at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Purpose of the Special Meeting

At the special meeting, we are asking holders of BRAC Common Stock to:

•	consider and vote upon a proposal to adopt the Agreement and approve the Mergers contemplated by the Agreement (Merger Proposal);

•	consider and vote upon separate proposals to approve amendments to the amended and restated certificate of incorporation of BRAC, effective following the business combination, to (i) change the name of BRAC from “Black Ridge Acquisition Corp.” to “Allied Esports Entertainment, Inc.”; (ii) increase the number of authorized shares of BRAC Common Stock from 35,000,000 shares to 65,000,000 shares; and (iii) remove provisions that will no longer be applicable to BRAC after the business combination (Charter Proposals);

•	elect 11 directors who, upon consummation of the business combination, will be the directors of BRAC (Director Election Proposal);

•	consider, vote upon and adopt an equity incentive plan to be effective upon consummation of the Mergers (Incentive Plan Proposal); and

•	consider and vote upon a proposal to adjourn the special meeting to a later date or dates if it is determined by the officer presiding over the special meeting that more time is necessary for BRAC to consummate the Mergers (Adjournment Proposal).

Recommendation of the Board of Directors

Our board of directors has unanimously determined that the Merger Proposal is fair to and in the best interests of BRAC and its stockholders; has unanimously approved the Merger Proposal; unanimously recommends that stockholders vote “FOR” the Merger Proposal; unanimously recommends that stockholders vote “FOR” each of the Charter Proposals; unanimously recommends that stockholders vote “FOR” the persons nominated for election as directors of BRAC as part of the Director Election Proposal; unanimously recommends that stockholders vote “FOR” the Incentive Plan Proposal; and unanimously recommends that stockholders vote “FOR” an Adjournment Proposal if one is presented to the meeting.

Record Date; Who is Entitled to Vote

We have fixed the close of business on June 10, 2019 as the “record date” for determining the BRAC stockholders entitled to notice of and to attend and vote at the special meeting. As of the close of business on the record date, there were 17,695,000 shares of BRAC Common Stock outstanding and entitled to vote. Each share of BRAC Common Stock is entitled to one vote per share at the special meeting.

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Pursuant to agreements with BRAC, the 3,450,000 initial shares held by the initial stockholders, the shares included in the 445,000 private units held by the initial stockholders, and any shares of BRAC Common Stock acquired by the initial stockholders in the aftermarket by such stockholders, will be voted in favor of the Merger Proposal. Additionally, Black Ridge Oil & Gas has indicated it intends to vote their shares in favor of the other proposals presented at the special meeting.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of BRAC Common Stock entitled to vote constitutes a quorum at the special meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to BRAC but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the Merger Proposal and the other proposals presented at the Special Meeting.

Vote Required

The proposals presented at the special meeting will require the following votes:

•	The approval of the Merger Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of BRAC Common Stock on the record date present and entitled to vote at the special meeting. The Mergers will not be consummated if BRAC has less than $5,000,001 of net tangible assets upon consummation of the Mergers after taking into account holders of public shares who have properly exercised conversion rights to have their public shares converted into cash.

•	The approval of the Charter proposals will require the affirmative vote of the holders of a majority of the outstanding shares of BRAC Common Stock on the record date.

•	The election of directors requires a plurality vote of the shares of BRAC Common Stock present in person or represented by proxy and entitled to vote at the special meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority, or a broker non-vote) will not be counted in the nominee’s favor.

•	The approval of the Incentive Plan Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of BRAC Common Stock on the record date present and entitled to vote at the meeting.

•	The approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of BRAC Common Stock on the record date present and entitled to vote at the meeting.

Abstentions and broker non-votes will have the same effect as a vote “against” the Charter Proposals. With respect to the Merger Proposal, Incentive Plan Proposal, and Adjournment Proposal, if presented, abstentions will have the same effect as a vote “against” such proposals while broker non-votes will have no effect on such proposals. With respect to the Director Election Proposal, abstentions and broker non-votes will have no effect on such proposal.

Under the Agreement, the approval of each of the Merger Proposal, Charter Proposals, Director Election Proposal and Incentive Plan Proposal is a condition to the consummation of the Mergers.

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Voting Your Shares

Each share of BRAC Common Stock that you own in your name on the record date entitles you to one vote. Your proxy card shows the number of shares of BRAC Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your shares of BRAC Common Stock at the special meeting:

•	You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board “FOR” the Merger Proposal, the Charter Proposals, the persons nominated for election as directors as indicated in the Director Proposal, the Incentive Plan Proposal, and the Adjournment Proposal, if presented. Votes received after a matter has been voted upon at the special meeting will not be counted.

•	You Can Attend the Special Meeting and Vote in Person. You will receive a ballot when you arrive. However, if your shares are held in the name of your broker, bank, or another nominee, you must get a proxy from the broker, bank, or other nominee. That is the only way we can be sure that the broker, bank, or nominee has not already voted your shares.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised at the special meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify James Moe, our Chief Financial Officer, in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you are a BRAC stockholder and have any questions about how to vote or direct a vote in respect of your shares of BRAC Common Stock, you may call James Moe, our Chief Financial Officer, at 952-426-0333, or Morrow Sodali our proxy solicitor, at 800-662-5200 (banks and brokers can call collect at 203-658-9400).

Conversion Rights

Any holder of public shares may seek to convert their shares into cash in connection with the Mergers. Holders of public shares are not required to affirmatively vote on the Merger Proposal or be a holder of public shares on the record date in order to exercise conversion rights with respect to such public shares. Any stockholder holding public shares may exercise conversion rights which will result in them converting their shares into a full pro rata portion of the trust account (which is anticipated to be approximately $[●] per share as of two business days prior to the anticipated consummation of the business combination). If a holder seeks conversion and the business combination is consummated, we will convert these shares into a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the business combination.

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Our initial stockholders will not have conversion rights with respect to the initial shares and shares underlying the private units.

Stockholders who seek to convert their public shares must deliver their stock, either physically or electronically using Depository Trust Company’s DWAC System, to BRAC’s transfer agent no later than two days prior to the Special Meeting. If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be converted into cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and it would be up to the broker whether or not to pass this cost on to the converting stockholder on whose behalf the broker is tendering the shares. If the proposed Mergers are not consummated this may result in an additional cost to stockholders for the return of their shares.

If a holder of a public share delivered its certificate to BRAC’s transfer agent for conversion and subsequently decides prior to the meeting date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the Mergers are not approved or completed for any reason, then stockholders who elected to exercise their conversion rights will not be entitled to convert their shares into a full pro rata portion of the trust account, as applicable. In such case, we will promptly return any shares delivered by holders. BRAC will not be able to consummate the Mergers if it has less than $5,000,001 of net tangible assets upon consummation of the Mergers after taking into account the stockholders who have exercised conversion rights. Ourgame, AEM and Noble may terminate the Agreement if, after payment to stockholders who elected to exercise their conversion rights, BRAC has less than $80,000,000 in cash or liquid securities available for its working capital needs.

The closing price of BRAC Common Stock on June 10, 2019 was $10.33. It is anticipated that the cash held in the trust account two business days prior to the consummation of the Mergers will be approximately $[●] million ($[●] per public share). Prior to exercising conversion rights, stockholders should verify the market price of BRAC Common Stock as they may receive higher proceeds from the sale of their stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure stockholders that they will be able to sell their shares of BRAC Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when stockholders wish to sell their shares.

If a holder of public shares exercises its conversion rights, then it will be exchanging its shares of BRAC Common Stock for cash and will no longer own those shares.

Appraisal Rights

Holders of BRAC Common Stock, BRAC Warrants and BRAC rights do not have appraisal rights in connection the transactions under the DGCL.

Proxy Solicitation Costs

BRAC is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. BRAC and its directors, officers, and employees may also solicit proxies in person, by telephone, or by other electronic means. BRAC will bear the cost of the solicitation.

We have hired Morrow Sodali to assist in the proxy solicitation process. We will pay that firm a fee of $18,000 plus disbursements. Such fee will be paid with non-trust account funds.

We will ask banks, brokers, and other institutions, nominees, and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

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Initial Stockholders

As of the record date, our initial stockholders beneficially owned and were entitled to vote an aggregate of 3,450,000 initial shares that were issued prior to our initial public offering. The initial stockholders also purchased an aggregate of 445,000 private units simultaneously with the consummation of our initial public offering. The shares held by the initial stockholders currently constitute approximately 22% of the outstanding shares of BRAC Common Stock. In connection with the initial public offering, the initial stockholders agreed to vote the initial shares, the shares included in the private units, as well as any shares of BRAC Common Stock acquired in the aftermarket, in favor of the Merger Proposal. The initial stockholders have indicated that they intend to vote their shares in favor of all other proposals being presented at the special meeting. The initial shares and private units have no right to participate in any redemption distribution and will be worthless if no business combination is effected by BRAC. In connection with the initial public offering, the initial stockholders entered into an escrow agreement pursuant to which their initial shares are held in escrow and may not be transferred (subject to limited exceptions) until (i) with respect to 50% of the initial shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing price of our common stock exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of an initial business combination and, (ii) with respect to the remaining 50% of the initial shares, one year after the date of the consummation of an initial business combination, or earlier in each case if, subsequent to the initial business combination, BRAC consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities, or other property.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding BRAC or its securities, BRAC’s officers, directors, initial stockholders, AEM, Noble, Ourgame, and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Merger Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of BRAC Common Stock or vote their shares in favor of the Merger Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of approval of the Merger Proposal or to decrease the number of public shares that are being converted to cash. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or rights owned by the initial stockholders for nominal value.

Entering into any such arrangements may have a depressive effect on our Common Stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market price and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting.

If such transactions are effected, the consequence could be to cause the transactions to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Merger Proposal and other proposals to be presented at the special meeting and would likely increase the chances that such proposals would be approved.

As of the date of this proxy statement, other than as described above, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder. BRAC will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Merger Proposal or the conversion threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

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THE MERGER PROPOSAL

The discussion in this proxy statement of the transactions and the principal terms of the Agreement is subject to, and is qualified in its entirety by reference to, the Agreement. A copy of the Agreement is attached as Annex A to this proxy statement.

Structure of the Transaction

The Agreement provides, among other things, for the Redomestication Merger pursuant to which Noble will merge with and into AEM with AEM being the surviving entity, and immediately after the Redomestication Merger, the Transaction Merger will occur pursuant to which Merger Sub will merge with and into AEM, with AEM being the surviving entity and becoming a wholly-owned subsidiary of BRAC.

Upon consummation of the Mergers, BRAC will issue to the former owners of Allied Esports and WPT (i) an aggregate of 11,602,754 shares of BRAC Common Stock and (ii) an aggregate of 3,800,003 BRAC Warrants, which warrants will be identical to BRAC’s public warrants. Additionally, the former owners of Allied Esports and WPT will be entitled to receive their pro rata portion of an aggregate of an additional 3,846,153 shares of BRAC Common Stock if the last sales price of the BRAC Common Stock reported on the Nasdaq Capital Market equals or exceeds $13.00 per share (as adjusted for stock splits, dividends, and the like) for 30 consecutive trading days at any time during the five-year period after the consummation of the Mergers.

Headquarters; Trading Symbols

After completion of the transactions contemplated by the Agreement:

•	the corporate headquarters and principal executive offices of BRAC will be located at 1920 Main Street, Suite 1150, Irvine, California 90808; and

•	BRAC Common Stock and Warrants will be traded on the Nasdaq Capital Market under the symbols AESE and AESEW, respectively.

Indemnification

To provide a source of funds for payment to BRAC with respect to certain post-closing rights to indemnification under the Agreement, the parties have agreed to place into escrow with Continental Stock Transfer & Trust Company acting as escrow agent an aggregate of 1,160,278 shares of BRAC Common Stock and 379,996 BRAC Warrants issuable at closing of the Mergers. Claims for indemnification may be asserted once damages exceed a $500,000 threshold and will be reimbursable to the full extent of the damages from dollar one; provided that such reimbursement will not exceed the amount of shares and warrants in escrow. The shares and warrants in escrow will be released on the date that is one year from the closing date of the Mergers, less that portion of the shares and warrants applied in satisfaction of, or reserved with respect to, indemnification claims made prior to such date, if any.

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Sale Restriction

The recipients of the shares of BRAC Common Stock and BRAC Warrants will be required to enter into lock-up agreements as a condition of receiving BRAC Common Stock and BRAC Warrants in connection with the Mergers, pursuant to which they will agree to not, subject to certain exceptions, transfer, sell, tender or otherwise dispose of the shares of BRAC Common Stock and BRAC Warrants they will receive for a period from the closing of the Mergers as follows: (i) with respect to 50% of their BRAC Common Stock and BRAC Warrants, the earlier of one year after the closing of the Merger and the date on which the closing price of BRAC Common Stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the closing of the Merger and, (ii) with respect to the remaining 50% of their BRAC Common Stock and BRAC Warrants, one year after closing of the Mergers, or earlier in each case if, subsequent to the Mergers, the combined company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all stockholders having the right to exchange their shares of common stock for cash, securities, or other property.

Background of the Transactions

The terms of the Agreement are the result of arm’s-length negotiations between representatives of BRAC, AEM, Noble, and Ourgame. The following is a brief discussion of the background of these negotiations, the Agreement and related transactions.

BRAC is a blank check company that was formed in Delaware on May 9, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities.

BRAC identified the following general criteria and guidelines and sought to evaluate companies that it believed:

•	Underperformed due to market conditions or lack of access to capital;
•	Offered attractive risk-adjusted equity returns for stockholders;
•	Needed growth capital to accelerate business transformation, production or other strategic growth opportunities such as acquisitions; and
•	Had equity owners that were not looking to sell their equity but rather roll their equity and continue to participate in the next phase of equity value creation.

These criteria were not intended to be exhaustive, and any evaluation relating to the merits of a particular initial business combination were based, to the extent relevant, on these guidelines as well as other considerations, factors, and criteria that BRAC’s management team deemed relevant.

BRAC completed its initial public offering in October 2017. Beginning on the closing date of the initial public offering, BRAC began to search for business combination candidates. As part of the search process, representatives of BRAC contacted, and were contacted by, a number of individuals and entities with respect to business combination opportunities. Using the network of BRAC’s management and directors developed over 40 years of investing experience, BRAC and Black Ridge Oil & Gas, Inc., BRAC’s sole stockholder prior to the initial public offering and sponsor, reached out directly to potential targets and BRAC’s outside advisors, including investment bankers, lawyers, accountants and consultants.

During the initial phase of the search process, BRAC elected to prioritize the oil and gas industry over other sector opportunities. This decision was made due to the belief that (i) the sector was in the early stages of a recovery from oil’s steep price decline in 2014 and 2016, (ii) financial distress prevalent in the sector created many target recapitalization opportunities and (iii) other blank check companies were having success transacting in the energy sector. Additionally, BRAC’s management had significant prior experience investing in related sectors.

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During the search process, BRAC developed a list and engaged with more than 80 businesses or their advisors, signed confidentiality agreements with 36 potential targets, and performed diligence on many of these targets. BRAC submitted or received term sheets or had substantive discussions on valuation with 22 businesses, including Allied Esports. Many of these potential targets were in the oil and gas industry, but many were in other industries including electric power, alternative energy, biotech, technology, food products and esports. The potential targets ranged from approximately $100 million to $1 billion in estimated total enterprise value. BRAC did not ultimately pursue a transaction with these other potential targets for a variety of reasons, including (i) a determination that the potential targets did not meet one or more of BRAC’s investment criteria (ii) legal, contractual or structural impediments to completing a transaction with the potential targets, (iii) a determination that a transaction with the potential targets on terms acceptable to BRAC could not be, or was unlikely to be, reached, and (iv) BRAC’s determination that a business combination with Allied Esports provided a superior opportunity compared to potential alternatives previously reviewed.

On May 27, 2018, Lyle Berman, a member of the board of directors of BRAC, met with Steve Lipscomb, Adam Pliska, Eric Yang and Frank Ng (the co-CEO’s of Ourgame) at Mr. Berman’s residence in Las Vegas. This meeting was at the suggestion of Steve Lipscomb and Adam Pliska, who Mr. Berman previously worked with at WPT. Mr. Yang and Mr. Ng were assessing various alternatives to fund the Allied Esports business and had become aware that Mr. Berman was involved with BRAC. Mr. Berman expressed an initial interest in continuing the discussions and asked that Mr. Yang and Mr. Ng send Mr. Berman an indication of value for the Allied Esports business and five year projections for the business with and without capital from BRAC. Mr. Berman then indicated that once he received this information, he would involve Ken DeCubellis, Chief Executive Officer of BRAC, and other members of the BRAC team to perform an initial assessment of the potential business combination.

On July 8, 2018, Jud Hannigan, the CEO of Allied Esports, emailed Mr. Berman an initial draft term sheet setting forth the proposed consideration for the transaction. Mr. Berman forwarded the term sheet to Mr. DeCubellis on July 9, 2018. On July 11, 2018, BRAC and Allied Esports executed a Non-Disclosure Agreement, and Mr. DeCubellis and Mr. Hannigan set up an introductory phone call on July 12, 2018 between members of the BRAC management team and members of the management team of Allied Esports and Ourgame. Ahead of the July 12, 2018 phone call, Mr. Hannigan sent Mr. DeCubellis additional background information on Allied Esports and an investment banking report on the industry. During the call, it was agreed that Allied Esports would send a detailed five year financial model to BRAC.

Following the call on July 12, 2018, Mr. Berman contacted Macquarie Capital about advising BRAC on this potential transaction. During the following week, members of BRAC management began to conduct high level due diligence on Allied Esports and the global esports industry.

On July 21, 2018, Allied Esports delivered to BRAC a financial model. Thereafter, on July 23, 2018, members of Allied Esports met with members of BRAC at the Esports Arena in Las Vegas. During this meeting, Allied Esports management gave Mr. DeCubellis and Mr. Berman a tour of the arena and reviewed the financial model. On July 24, representatives from Macquarie visited the arena and met with BRAC and members of Allied Esports management. At this meeting, Allied Esports management again presented the financial model to BRAC. Mr. DeCubellis also reviewed with members of Allied Esports the capitalization of BRAC.

Mr. DeCubellis and Mr. Berman then continued to negotiate the terms of a proposed transaction, taking into account the information learned by both parties at these meetings. On July 26, 2018, Mr. DeCubellis sent Allied Esports an updated version of the term sheet for the proposed transaction.

From July 24, 2018 through July 31, 2018, BRAC management and Macquarie performed high level valuation work, reviewed the Allied Esports financial model, reviewed comparable company trading multiples and began developing a detailed combined company financial model.

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On July 31, 2018, the BRAC board met and authorized Mr. DeCubellis to execute the non-binding term sheet for the proposed transaction and to formally engage Macquarie as financial advisor for BRAC for the business combination, which he did promptly thereafter.

On August 6, 2018, Mr. DeCubellis and Kevin Shi, Sam Kim an Sung Chun (representatives of Macquarie) met with Jud Hannigan, Eric Yang and Frank Ng at Allied Esports’ offices in Irvine, California to discuss how the proposed transaction might be marketed and to work on a combined company financial model and investor presentation that could be used for the proposed transaction. At this meeting, the Allied Esports team presented their company growth strategy.

On August 8, 2018, Mr. DeCubellis and Messrs. Hannigan, Yang, Ng and Moon had a conference call to further discuss the combined company financial model and investor presentation.

On August 10, 2018, Mr. DeCubellis and Messrs. Shi, Kim and Chun of Macquarie again met with Jud Hannigan, Eric Yang and Frank Ng to further discuss the combined company financial model and investor presentation.

On August 13, 2018, August 15, 2018 and August 17, 2018, Mr. DeCubellis and Messrs. Hannigan, Yang, Ng and Moon had follow-up calls to further discuss the combined company financial model and investor presentation.

On August 21, 2018, Mr. DeCubellis met with Messrs. Hannigan, Yang, Ng and Moon in Santa Ana, California to continue to work on the combined company financial model and investor presentation. The parties then had a conference call with Messrs. Shi, Kim and Chun of Macquarie to further discuss the proposed transaction.

On August 24, 2018, Mr. DeCubellis and Messrs. Shi, Kim and Chun of Macquarie again met with Jud Hannigan, Eric Yang and Frank Ng in Irvine, California to continue to work on the combined company financial model and investor presentation. During this meeting, the management team presented the latest investor presentation and received feedback on talking points. The parties then had follow-up conference calls on August 29, 2018 and August 30, 2018 to discuss the same topics.

On September 6, 2018, the BRAC board of directors held a meeting to discuss the current state of the transaction. At that meeting, Mr. Ng, Mr. Yang and Mr. Hannigan attended and presented the BRAC board of directors with a summary of the Allied Esports business plan and answered numerous questions the board members had on the proposed transaction. The BRAC board also discussed the current draft of the investor presentation. During the executive session of the BRAC board meeting, Mr. DeCubellis discussed with the BRAC board an idea of changing the terms of the proposed transaction to include the WPT business along with the Allied Esports business. Mr. DeCubellis noted that WPT had been a leader in the global poker business for 17 years and had utilized a strategy that was being deployed by Allied Esports in the global esports business. This strategy was built on three pillars: (i) Live In Person Experiences, (ii) Multi-Platform Content and (iii) Online Business. Aside from utilizing the same business strategy, additional rationale for including WPT in the proposed transaction was that key members of WPT management could be available to execute the strategy in the Allied Esports business, and the existing revenue and cash flow from WPT could help mitigate risk in the esports business for potential investors in the combined company. After further discussion on the subject, the BRAC board authorized Mr. DeCubellis to enter into further negotiations with Mr. Ng and Mr. Yang in order to add WPT to the transaction.

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On September 10, 2018, Mr. DeCubellis and Mr. Berman met with Mr. Ng and Mr. Yang in Denver, Colorado and negotiated the various terms of the proposed transaction in its current form, including adding WPT to the proposed transaction and setting the new agreed upon consideration for the transaction based on the addition of WPT and the other business information Allied Esports and WPT provided to BRAC about their business and financial outlook. On September 25, 2018, the parties executed a non-binding term sheet to evidence the terms of the proposed transaction.

On October 9, 2018, Graubard Miller, BRAC’s legal counsel, sent a first draft of the Agreement to management and counsel of Allied Esports and WPT. During the subsequent weeks, management and legal advisors for both parties completed due diligence and negotiated terms of the Agreement.

During the week of November 26, 2018, BRAC management held discussions with a handful of investment banks in order to engage a firm to render a fairness opinion on the transaction. On December 5, 2018, BRAC engaged Craig-Hallum to render the fairness opinion.

On December 19, 2018, BRAC’s board of directors held a telephonic meeting. BRAC’s entire board of directors was present at the meeting. In addition, the following invited individuals were also present: James Moe, Michael Eisele, Kevin Patty, representatives of Craig-Hallum, and representatives of Graubard Miller.

Prior to the meeting, copies of the then most recent drafts of the significant transaction documents, internally prepared analyses and a draft fairness opinion were delivered to the directors. Ken DeCubellis and James Moe led a discussion of the search for a merger candidate and detailed the dynamics of the Allied Esports / WPT transaction. At the request of the BRAC board, representatives of Craig-Hallum then reviewed and discussed its financial analyses with respect to the proposed business combination. Thereafter, the representatives of Craig-Hallum rendered their firm’s oral opinion to the BRAC board (which was confirmed in writing by delivery of Craig-Hallum’s written opinion dated the same date), as to, as of December 19, 2018, (i) the fairness, from a financial point of view, to BRAC of the consideration to be paid by BRAC in the Mergers and (ii) whether the acquired businesses had a combined fair market value equal to at least 80% of the balance of funds in BRAC’s trust account. After considerable review and discussion, the Agreement and related documents were approved, subject to final negotiations and modifications, and the board determined to recommend to BRAC’s stockholders the approval of the Agreement.

The Agreement was signed later that day on December 19, 2018. After the market closed on December 19, 2018, BRAC issued a press release announcing the execution of the Agreement and some of the salient terms of the Agreement. On December 20, 2018, BRAC filed a Current Report on Form 8-K, which included the press release, the Agreement and an investor presentation.

BRAC’s Board of Directors’ Reasons for Approving the Transactions

The consideration to be paid pursuant to the Agreement was determined by several factors. Our board of directors reviewed various industry and financial data in order to determine that the consideration to be paid was reasonable and that the Mergers were in the best interests of BRAC’s stockholders. The financial data reviewed included the historical and projected consolidated financial statements of the Allied Esports and WPT businesses, comparable publicly traded company analyses prepared by management, an analysis of pro forma capital structure and trading multiples prepared by management, and analyses provided by Craig-Hallum.

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We conducted a due diligence review of Allied Esports and WPT that included an industry analysis, an analysis of the existing business models of Allied Esports and WPT, historical and projected financial results, and a valuation analysis in order to enable our board of directors to ascertain the reasonableness of the consideration being paid.

Our management, including the members of the board of directors and advisors, has long and diverse experience in both operational management and investment and financial management and analysis and, in our opinion, was suitably qualified to conduct the due diligence and other investigations and analyses required in connection with our search for a merger partner. A detailed description of the experience of our executive officers and board of directors are included in the section of this proxy statement entitled “Other Information Related to BRAC — Director and Executive Officers.”

Our board of directors concluded that entering into the Agreement was in the best interests of BRAC’s stockholders. Our board of directors considered a wide variety of factors in connection with its evaluation of the Agreement. In light of the complexity of those factors, the board of directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the board may have given different weight to different factors.

In considering the Mergers, the board of directors gave considerable weight to the following factors:

•	Large and Rapidly Growing Addressable Market. The esports and gaming industry is large and rapidly growing with an estimated 2.2 billion gamers globally.

•	Strategic Value to Business Combination. Lyle Berman, a director of BRAC, and other members of the BRAC management team have significant gaming experience to add value to the combined company.

•	Barriers to Entry. The Allied Esports and WPT brands are synonymous with esports and distributable event-driven content, creating a barrier to entry around the combined company’s platform.

•	Potential for Monetization. As the industry matures, significant upside exists from closing the per-capita revenue gap between esports and mainstream sports.

•	Debt-Free Business. The business will be debt-free upon closing of the Mergers.

Our board of directors also considered the following potentially negative factors associated with the transactions:

•	Delays in Scheduling Events. Delays in scheduling live events and renting adequate facilities for shows could impact the combined company’s business plans

•	Cost overruns and delays. Allied Esports plans to add two new flagship arenas, one in Europe and one in Asia Pacific. Cost overruns, delays in construction or other geopolitical country risks could negatively impact the Allied Esports business.

•	New products may not be well-received. A new online subscription platform of Allied Esports is currently being developed. If it is not well-received by customers, it could negatively impact the surviving company’s business and results of operations.

Our board of directors concluded, however, that the potentially negative factors associated with the transactions were outweighed by the potential benefits of the transactions described above.

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Opinion of Financial Advisor

In making its determination with respect to the transactions, BRAC’s board of directors also considered the financial analysis reviewed by Craig-Hallum, and the opinion of Craig-Hallum as of December 19, 2018, as to (i) the fairness, from a financial point of view, to BRAC of the consideration to be paid pursuant to the Agreement and (ii) whether the businesses acquired had a combined fair market value equal to at least 80% of the balance of funds in BRAC’s trust account.

On December 19, 2018, at a meeting of the BRAC Board held to evaluate the proposed transaction, Craig-Hallum delivered to the BRAC Board an oral opinion, subsequently confirmed by delivery of a written opinion, to the effect that, as of that date and based upon and subject to the factors and assumptions set forth therein, (i) the merger consideration to be paid by BRAC in the transaction pursuant to the Agreement is fair, from a financial point of view, to BRAC, and (ii) the fair market value of the business being acquired equals or exceeds 80% of the amount held by BRAC in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account).

The full text of the written opinion of Craig-Hallum, dated December 19, 2018, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. The following summary of Craig-Hallum’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Craig-Hallum provided its opinion for the information and assistance of the BRAC Board in connection with its consideration of the transaction. Craig-Hallum’s opinion was not intended to and does not constitute a recommendation as to how any holder of BRAC Common Stock should vote or take any action with respect to the transaction or any other matter.

In arriving at its opinion, Craig-Hallum, among other things:

•	reviewed the financial terms of a draft of the Agreement received on December 17, 2018;

•	reviewed and analyzed certain historical financial, operating and business information related to the target;

•	reviewed and analyzed certain internal financial projections of the targets prepared for financial planning purposes and furnished by the management of the target;

•	reviewed and analyzed certain publicly available information relative to BRAC;

•	reviewed and analyzed certain historical financial, operating, market and securities data of BRAC publicly available or furnished by the management of BRAC, as applicable;

•	conducted discussions with management of BRAC with respect to BRAC’s strategic reasons for pursuing the transaction and BRAC’s valuation of the target;

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•	conducted discussions with members of management of BRAC and the target with respect to the business and prospects of BRAC and the target, respectively, on a stand-alone basis and on a combined basis;

•	reviewed and analyzed the reported prices and trading activity of shares of BRAC Common Stock;

•	compared the financial performance of the target with that of certain other publicly traded companies deemed by Craig-Hallum to be comparable to the target;

•	to the extent publicly available, reviewed and analyzed financial terms of certain acquisition transactions involving companies operating in businesses and industries deemed similar to that in which the target operates and selected companies deemed by Craig-Hallum to be comparable to the target;

•	performed discounted cash flows analyses on the target on a stand-alone basis incorporating various assumptions provided to Craig-Hallum by the management of each of BRAC and the target; and

•	compared the fair market value of the target implied by the various financial analyses that Craig-Hallum conducted to the amount held by BRAC in trust for the benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account), as provided by management of BRAC and the target, as applicable.

In addition, Craig-Hallum conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as Craig-Hallum deemed necessary and appropriate in arriving at its opinion.

Summary of Financial Analyses

In accordance with customary investment banking practice, Craig-Hallum employed generally accepted valuation methods in reaching its fairness opinion. The following is a summary of the material financial analyses performed by Craig-Hallum in connection with the preparation of its fairness opinion, which was reviewed with, and formally delivered to, the BRAC Board at a meeting held on December 19, 2018. The preparation of analyses and a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, this summary does not purport to be a complete description of the analyses performed by Craig-Hallum or of its presentation to the BRAC Board on December 19, 2018.

This summary includes information presented in tabular format, which tables must be read together with the text of each analysis summary and considered as a whole in order to fully understand the financial analyses presented by Craig-Hallum. The tables alone do not constitute a complete summary of the financial analyses. The order in which these analyses are presented below, and the results of those analyses, should not be taken as an indication of the relative importance or weight given to these analyses by Craig-Hallum or the BRAC Board. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 19, 2018 and is not necessarily indicative of current market conditions. All analyses conducted by Craig-Hallum were going concern analyses and Craig-Hallum expressed no opinion regarding the liquidation value of any entity.

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The consideration to be paid by BRAC in the transaction was determined through arm’s-length negotiations between BRAC and the target and was approved by the BRAC Board. Craig-Hallum did not provide advice to the BRAC Board during these negotiations nor recommend any specific consideration to BRAC or the BRAC Board or suggest that any specific consideration constituted the only appropriate consideration for the transaction, including but not limited to the consideration being paid by BRAC. In addition, Craig-Hallum’s opinion and its presentation to the BRAC Board were one of many factors taken into consideration by the BRAC Board in deciding to approve the transaction.

For purposes of its financial analyses, Craig-Hallum (i) utilized the target’s internal financial projections for the fiscal years ending December 31, 2019 through December 31, 2022, prepared by and furnished to Craig-Hallum by the management of BRAC and the target and (ii) assumed with the consent of management of BRAC and the target that the implied enterprise value of the target as of closing includes the $35.0 million payment that shall be made by BRAC to Ourgame to retire certain indebtedness owed by the target to Ourgame (as further described in this proxy statement).

Further, Craig-Hallum was advised by management of BRAC, and Craig-Hallum assumed with the consent of management of BRAC, that, as of the date of its opinion, (i) the amount held by BRAC in trust for the benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account) is equal to $140.6 million, (ii) the fair market value of the target, or the Target Fair Market Value, is equal to (a) $151.3 million (excluding the contingent consideration), and (b) $201.3 million (including the contingent consideration), and (iii) the Target Fair Market Value is a reasonable basis upon which to evaluate the target.

Comparable Public Company Analysis

Craig-Hallum reviewed, among other things, selected historical financial data and estimated financial data of the target based on projections provided by its management, and compared them to corresponding financial data, where applicable, for U.S. listed public companies that Craig-Hallum deemed comparable to the target.  Craig-Hallum also derived multiples for each of the comparable companies and the target based on such financial data and market trading prices, as applicable, and compared them. Craig-Hallum selected these companies based on characteristics described below using the most recently available public information obtained by searching SEC filings, public company disclosures, press releases, equity research reports, industry and popular press reports, databases and other sources.

Although Craig-Hallum selected the companies reviewed in these analyses because, among other things, their businesses are reasonably similar to that of the target, no selected company is identical to the target. Accordingly, Craig-Hallum’s comparison of selected companies to the target and analysis of the results of such comparison was not purely quantitative, but instead necessarily involved qualitative considerations and professional judgments concerning differences in financial and operating characteristics and other factors that could affect the relative value of the target.

The comparable group consisted of eight (8) U.S. publicly traded companies that have financial profiles deemed comparable to the target and have a primary focus on entertainment, online interactive platforms and/or content creation with a subscription services component. Craig-Hallum did not exclude any companies with comparable financial profiles in the focus industry. Such group is referred to in this proxy statement/prospectus as the “Comparable Group.” Based on these criteria, Craig-Hallum identified and analyzed the following selected companies:

•	Bilibili Inc.
•	Gaia, Inc.
•	HUYA Inc.
•	Live XLive Media, Inc.
•	Netflix, Inc.
•	Sea Limited
•	Weibo Corporation
•	World Wrestling Entertainment, Inc.

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In all instances, multiples were based on closing stock prices on December 18, 2018. With respect to the Comparable Group table below, the information Craig-Hallum presented included the following valuation and operating data:

•	Multiple of enterprise value to revenue for the last twelve months, or EV / LTM Revenue
•	Multiple of enterprise value to EBITDA for the last twelve months, or EV / LTM EBITDA
•	Multiple of enterprise value to estimated 2018 revenue, or EV / 2018E Revenue
•	Multiple of enterprise value to estimated 2018 EBITDA, or EV / 2018E EBITDA
•	Multiple of enterprise value to estimated 2019 revenue, or EV / 2019E Revenue
•	Multiple of enterprise value to estimated 2020 revenue, or EV / 2020E Revenue

Comparable Group
	Minimum	25th Percentile	Median	75th Percentile	Maximum
EV / LTM Revenue (1)	4.0x	5.3x	7.3x	8.2x	10.2x
EV / LTM EBITDA (1)(2)	3.5x	8.5x	15.7x	33.0x	49.5x
EV / 2018E Revenue (3)	3.6x	3.9x	6.8x	7.3x	8.0x
EV / 2018E EBITDA (2)(3)	9.4x	17.5x	28.1x	43.0x	64.0x
EV / 2019E Revenue (3)	2.1x	2.5x	3.5x	5.9x	6.4x
EV / 2020E Revenue (3)	1.4x	1.8x	3.1x	4.7x	5.2x

_______________

(1)	LTM for the selected public company analysis is based on latest publicly reported financial results. For the target, LTM is as of September 30, 2018.

(2)	EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation and one-time non-recurring items.

(3)	Projected fiscal year 2018, 2019 and 2020 revenue and EBITDA, as applicable, for the target were based on projections provided by management of BRAC and the target. Projected fiscal year 2018, 2019 and 2020 revenue and EBITDA, as applicable, for the selected public companies were based on equity research analyst consensus estimates.

Based on the analysis above, Craig-Hallum then applied the range of Comparable Group trading multiples to the applicable revenue metrics of the target. The analysis indicated the following implied enterprise value of the target as compared to the target’s stand-alone statistic:

		Implied Enterprise Value of Target (millions)
	Target (millions)	Minimum	25th Percentile	Median	75th Percentile	Maximum
2018E Revenue	$19.9	$72.1	$78.4	$135.3	$144.7	$159.8
2019E Revenue	$35.1	$75.2	$87.3	$123.4	$206.2	$224.4
2020E Revenue	$107.9	$152.2	$196.2	$334.2	$502.8	$563.5

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Comparable M&A Transaction Analysis

Craig-Hallum performed a comparable M&A transaction analysis, which is designed to imply a value for a company based on publicly available financial terms of the selected transactions that share some characteristics with the transaction. Craig-Hallum selected these transactions based on information obtained by searching SEC filings, public company disclosures, press releases, equity research reports, industry and popular press reports, databases and other sources.  Craig-Hallum selected these transactions based on the following criteria:

•	transactions with a target company primarily focused on entertainment, online interactive platforms and/or content creation with a subscription services component;

•	transactions announced since January 1, 2014; and

•	transactions with publicly available information regarding terms of the transaction.

Craig-Hallum did not exclude any transactions that met the foregoing criteria. The group was comprised of the following transactions and is referred to in this proxy statement as the “Precedent Transaction Group:”

Target	Buyer(s)
Sky Betting and Gaming	The Stars Group Inc.
RLJ Entertainment, Inc.	Digital Entertainment Holdings LLC
Big Fish Games, Inc.	Aristocrat Technologies, Inc.
Ultimate Fighting Championship Ltd.(1)	KKR, Silver Lake and IMG
Martha Stewart Living Omnimedia, Inc.	Sequential Brands Group, Inc.
Peerless Media Limited	Ourgame International Holdings Limited
Twitch Interactive, Inc.(2)	Amazon.com, Inc.

_______________

(1)	The LTM revenue for Ultimate Fighting Championship Ltd. was not specifically disclosed in public filings. For purposes of its analysis, Craig-Hallum estimated $600.0 million of LTM revenue at the time of acquisition based on publicly available information (including various press releases issued in connection with the transaction).

(2)	The LTM revenue for Twitch Interactive, Inc., or Twitch, was not specifically disclosed in public filings. However, in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, Amazon.com, Inc. announced the aggregate net sales of Twitch and several other smaller acquisitions as $12.0 million for the nine-month period then ended. For purposes of its analysis, Craig-Hallum attributed 100% of such revenue to Twitch.

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With respect to the Precedent Transaction Group, Craig-Hallum calculated the ratio of implied EV to historical revenue for the LTM. Craig-Hallum then compared the results of these calculations with similar calculations for the target.

The selected transactions analysis showed that, based on the estimates and assumptions used in the analysis, the implied valuation multiples of the target were within the range of valuation multiples of the Precedent Transaction Group when comparing the ratio of the implied EV to the historical revenue for the LTM.

Results of Craig-Hallum’s analysis were presented for the Precedent Transaction Group, as shown in the following table:

	Precedent Transaction Group
	Minimum	25th Percentile	Median	75th Percentile	Maximum
Implied EV (millions)	$35.0	$285.0	$653.0	$3,248.0	$4,700.0
Implied EV to LTM Revenue (1)	2.2x	2.4x	2.9x	6.0x	52.6x

_______________

(1)	LTM for the Precedent Transaction Group is based on latest publicly reported financial results.

Based on the analysis above, Craig-Hallum then applied the range of the Precedent Transaction Group trading multiples to the applicable financial metrics of the target. The analysis indicated the following implied enterprise value of the target as compared to its stand-alone statistic:

		Implied Enterprise Value (millions)
	Stand-Alone Value (millions)	Minimum	25th Percentile	Median	75th Percentile	Maximum
LTM Revenue (1)	$17.7	$38.2	$41.7	$51.7	$106.3	$929.9

_______________

(1)	LTM for the target is as of September 30, 2018.

No target company or transaction utilized in the comparable M&A transaction analysis is identical to the target or the transaction. In evaluating the precedent transactions, Craig-Hallum made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the target, such as the impact of competition on the business of the target or the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the target or the industry or in the financial markets in general.

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Discounted Cash Flow Analysis

The discounted cash flow analysis is a widely used valuation methodology that relies upon numerous assumptions, including asset growth rates, earnings growth rates, discount rates and terminal multiples, and the results of such methodology are highly dependent on these assumptions. The analysis does not purport to be indicative of the actual or expected implied enterprise value of the target or BRAC on a stand-alone or a pro forma combined basis. In addition, the analysis is based on internal financial projections provided and approved for use of management of the target and BRAC. For its analysis, Craig-Hallum did not include the value of any outstanding federal net operating losses in the implied enterprise value for the target.

Using such discounted cash flows analysis, Craig-Hallum calculated an estimated range of implied enterprise values for the target based on the net present value of hypothetical cash flows through fiscal year 2022 utilizing financial projections for fiscal years 2019 through 2022 provided by and approved for use by management of BRAC and the target. Craig-Hallum calculated the range of net present values based on terminal value revenue multiples ranging from 5.0x to 7.0x and discount rates ranging from 21.0% to 25.0%, based on a weighted average cost of capital analysis. This analysis resulted in an implied enterprise value of the target ranging from a low of $674.6 million to a high of $1,068.9 million. Craig-Hallum also calculated the range of net present values based on terminal value EBITDA multiples ranging from 10.0x to 14.0x and discount rates ranging from 21.0% to 25.0%, based on a weighted average cost of capital analysis. This analysis resulted in an implied enterprise value of the target ranging from a low of $470.9 million to a high of $746.6 million. Craig-Hallum observed that the merger consideration (whether including or excluding the contingent consideration) was below the ranges of implied enterprise values of the target derived from this analysis.

Miscellaneous

The summary set forth above does not contain a complete description of the analyses performed by Craig-Hallum, but does summarize the material analyses performed by Craig-Hallum in rendering its opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Craig-Hallum believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or of the summary, without considering the analyses as a whole or all of the factors included in its analyses, would create an incomplete view of the processes underlying the analyses set forth in the Craig-Hallum opinion. In arriving at its opinion, Craig-Hallum considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Instead, Craig-Hallum made its determination as to fairness on the basis of its experience and financial judgment after considering the results of all of its analyses. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that this analysis was given greater weight than any other analysis. In addition, the ranges of valuations resulting from any particular analysis described above should not be taken to be Craig-Hallum’s view of the actual value of the target or the combined company.

No company or transaction used in the above analyses as a comparison is directly comparable to BRAC, the target, the transaction or the other transactions contemplated by the Agreement. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions to which BRAC, the target and the transaction were compared and other factors that could affect the public trading value or transaction value of the companies involved, as applicable.

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Craig-Hallum performed its analyses solely for purposes of providing its opinion to the BRAC Board. In performing its analyses, Craig-Hallum made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Certain of the analyses performed by Craig-Hallum are based upon forecasts of future results furnished to Craig-Hallum by the outside financial advisors and confirmed by members of the BRAC Board and the management of BRAC and the target, which are not necessarily indicative of actual future results and may be significantly more or less favorable than actual future results. These forecasts are inherently subject to uncertainty because, among other things, they are based upon numerous factors or events beyond the control of the parties or their respective advisors. Craig-Hallum does not assume responsibility if future results are materially different from forecasted results.

Craig-Hallum relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to Craig-Hallum or discussed with or reviewed by Craig-Hallum. Craig-Hallum further relied upon the assurances of management of BRAC and the target that the financial information provided to Craig-Hallum was prepared on a reasonable basis in accordance with industry practice, and that management of each of BRAC and the target was not aware of any information or facts that would make any information provided to Craig-Hallum incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of Craig-Hallum’s opinion, Craig-Hallum assumed that with respect to financial forecasts, estimates of net operating loss tax benefits or other estimates and other forward-looking information reviewed by Craig-Hallum, that such information was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of management of BRAC and the target as to the expected future results of operations and financial condition of BRAC, the target and the combined company. Craig-Hallum expressed no opinion as to any such financial forecasts, net operating loss or other estimates or forward-looking information or the assumptions on which they were based. Craig-Hallum relied, with BRAC’s consent, on advice of the outside counsel and BRAC’s independent registered public accounting firm, and on the assumptions of management of BRAC and the target, as to all accounting, legal, regulatory, tax and financial reporting matters with respect to BRAC, the target and the transaction.  Craig-Hallum’s opinion does not address any accounting, legal, regulatory, tax and financial reporting matters.

In arriving at its opinion, Craig-Hallum assumed that the executed Agreement was in all material respects identical to the last draft reviewed by Craig-Hallum on December 17, 2018. Craig-Hallum relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein were true and correct, (ii) each party to such agreements would fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the transaction would be consummated pursuant to the terms of the Agreement without amendments thereto and (iv) all conditions to the consummation of the transaction would be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, Craig-Hallum assumed that all the necessary regulatory approvals and consents required for the transaction would be obtained in a manner that would not adversely affect BRAC, the target or the contemplated benefits of the transaction.

In arriving at its opinion, Craig-Hallum did not perform any appraisals, valuations or other independent analyses of any specific assets or liabilities (fixed, contingent or other) of BRAC or target, and was not furnished or provided with any such appraisals or valuations, nor did Craig-Hallum evaluate the solvency of BRAC or the target under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by Craig-Hallum in connection with its opinion were going concern analyses. Craig-Hallum expressed no opinion regarding the liquidation value of BRAC, the target or any other entity. Without limiting the generality of the foregoing, Craig-Hallum undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which BRAC, the target or any of its affiliates was a party or may be subject, and at the direction of BRAC and with its consent, Craig-Hallum’s opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. Craig-Hallum also assumed that neither BRAC nor the target is a party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, other than the transaction.

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Craig-Hallum’s opinion was necessarily based upon the information available to it and facts and circumstances as they existed and were subject to evaluation on the date of its opinion. Events occurring after the date of its opinion could materially affect the assumptions used in preparing its opinion. Craig-Hallum did not express any opinion as to the price at which shares of BRAC Common Stock have traded or may trade following announcement of the transaction or at any future time. Craig-Hallum did not undertake to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion and does not have any obligation to update, revise or reaffirm its opinion.

Craig-Hallum’s opinion addressed solely (i) the fairness, from a financial point of view, to BRAC of the consideration to be paid by BRAC in the transaction pursuant to the Agreement, and (ii) whether the fair market value of the target equals or exceeds 80% of the amount held by BRAC in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account), and did not address any other terms or agreement relating to the transaction or related transactions. Craig-Hallum was not requested to opine as to, and its opinion does not address, the basic business decision to proceed with or effect and the transaction, the merits of the transaction relative to any alternative transaction or business strategy that may be available to BRAC or any other terms contemplated by the Agreement. Furthermore, Craig-Hallum expressed no opinion with respect to the amount or nature of the compensation to any officer, director or employee, or any class of such persons, relative to the compensation to be received by the holders of any class of securities, creditors, or other constituencies of BRAC or the target in the transaction, or relative to or in comparison with the merger consideration.

Craig-Hallum is a nationally recognized investment banking firm and is regularly engaged as financial advisor in connection with mergers and acquisitions, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. The BRAC Board selected Craig-Hallum to render its fairness opinion in connection with the transaction contemplated by the Agreement on the basis of its experience and reputation in acting as financial advisor in connection with mergers, acquisitions and other similar transactions.

Pursuant to the terms of the engagement letter dated December 5, 2018, Craig-Hallum rendered to the BRAC Board a fairness opinion in connection with the transaction and upon delivery of the opinion received a fee of $200,000 from BRAC, or the Opinion Fee.  The Opinion Fee was not contingent upon the consummation of the transaction or the conclusions reached in Craig-Hallum’s opinion. Additionally, BRAC agreed to indemnify Craig-Hallum against certain liabilities and reimburse Craig-Hallum for certain expenses in connection with its services.  Furthermore, Craig-Hallum was not requested to, and did not, (i) participate in negotiations with respect to the Agreement, (ii) solicit any expressions of interest from any other parties with respect to any business combination with Black Ridge or any other alternative transaction or (iii) advise the BRAC Board or any other party with respect to alternatives to the proposed transaction with the target. In addition, Craig-Hallum was not requested to and did not provide advice regarding the structure or any other aspect of the transaction, or to provide services other than the delivery of its opinion. Craig-Hallum has not otherwise acted as financial advisor to any party to the transaction. In the ordinary course of its business, Craig-Hallum and its affiliates may actively trade securities of BRAC for its own account or the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Craig-Hallum has not received fees or other compensation from BRAC or the target in the past two years prior to the issuance of its opinion. Craig-Hallum and its affiliates may from time to time perform various investment banking and financial advisory services for BRAC and for other clients and customers that may have conflicting interests with BRAC, for which Craig-Hallum would expect to receive compensation.

Consistent with applicable legal and regulatory requirements, Craig-Hallum has adopted policies and procedures to establish and maintain the independence of Craig-Hallum’s research department and personnel. As a result, Craig-Hallum’s research analysts may hold opinions, make statements or investment recommendations and/or publish research reports with respect to the transaction and other participants in the transaction that differ from the opinions of Craig-Hallum’s investment banking personnel.

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Unaudited Financial Projections of AEM

Management of AEM prepared prospective financial projections and provided it to Craig-Hallum to assist it in arriving at the opinion discussed above. After Craig-Hallum provided its opinion to BRAC and the parties executed the merger agreement, management of AEM updated those financial projections to account for a later transaction closing date than originally anticipated as well as to update certain information relating to AEM’s business operations and initiatives. Craig-Hallum did not utilize these updated projections in any way in arriving at the opinion set forth above. BRAC is providing holders with both sets of financial projections in order to assist them in their analysis of the proposed transaction.

The following summary unaudited financial projections of AEM were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to prospective financial information. In the view of AEM’s management, the financial projections were prepared on a reasonable basis, reflected the best currently available estimates and judgments of AEM and presented, to the best of their knowledge and belief, the expected course of action and the expected future financial performance of AEM. However, the financial projections are not fact.

None of BRAC’s or AEM’s independent auditors, nor any other independent auditors, have compiled, examined or performed any procedures with respect to the unaudited financial projections contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for the financial projections. The reports of the independent registered public accounting firms included in this proxy statement relate to the historical financial information of BRAC and AEM, respectively. Such reports do not extend to the unaudited financial projections and should not be read to do so.

AEM has not warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including BRAC. Neither AEM’s management nor its representatives has made or makes any representations to any person regarding the ultimate performance of AEM relative to the financial projections contained herein, and none of them intends to or undertakes any obligation to update or otherwise revise the projections going forward. As such, these projections should not be looked upon as “guidance” of any sort. BRAC will not refer back to these forecasts in its future periodic reports filed under the Exchange Act. Such projections are inherently subjective in nature, though considered reasonable by the management of AEM, as of the date such projections were prepared, and are susceptible to interpretation and, accordingly, contemplated results may not be achieved.

Both sets of financial projections set forth below assume that no holder of BRAC public shares seek conversion of their shares into cash in connection with the proposed transaction. To the extent that holders of BRAC public shares seek conversion of their shares into cash, BRAC may need to raise additional capital or alter its current operations to account for the reduction in capital becoming available to BRAC. Additionally, while otherwise presented with numerical specificity, the unaudited financial projections reflect numerous estimates and assumptions with respect to future industry performance under various industry scenarios as well as assumptions for competition, general business, economic, market and financial conditions and matters specific to the businesses of BRAC and AEM, all of which are difficult to predict and many of which are beyond the preparing parties’ control including, among other things, the matters described in the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.” Accordingly, there can be no assurance that the assumptions made in preparing any particular projection will prove accurate. There will be differences between actual and forecasted results, and the differences may be material. The risk that these uncertainties and contingencies could cause the assumptions to fail to be reflective of actual results is further increased due to the length of time over which these assumptions apply. As a result, any further delay in consummating the proposed transaction could further impact the combined company’s results of operations, and in turn, the financial projections presented herein. In light of the foregoing factors and the uncertainties inherent in the unaudited financial projections, the BRAC stockholders are cautioned not to place undue reliance on the unaudited financial projections and the inclusion of the unaudited financial projections in this proxy statement should not be regarded as a representation by any person that the results contained therein will be achieved.

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The unaudited financial projections are not included in this proxy statement in order to induce any BRAC stockholders to vote in favor of any of the proposals at the BRAC special meeting.

Certain of the measures included in the unaudited financial projections are non-GAAP financial measures, as noted below. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by AEM are not reported by all of their competitors and may not be comparable to similarly titled amounts used by other companies. We encourage you to review the financial statements of AEM included in this proxy statement, as well as the financial information in the sections entitled “Selected Historical Financial Information of AEII/WPT” and “Unaudited Pro Forma Condensed Combined Financial Statements” in this proxy statement and to not rely on any single financial measure.

Except as required by federal securities laws, and as provided below, neither AEM nor BRAC intends to update or otherwise revise the unaudited financial projections to reflect circumstances existing after the date they were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such unaudited financial projections are no longer appropriate.

AEM Projections

The key elements of the projections provided to BRAC are summarized below:

(in millions)	Year Ended December 31,
	2019	2020	2021	2022
Revenue	$35.1	$107.9	$208.4	$310.0
Capex	$32.6	$37.7	$28.7	$5.7
EBITDA	$(10.4)	$22.9	$66.9	$107.9

The reconciliation of net income to EBITDA for AEM is summarized below:

	Year Ended December 31,
(in millions)	2019	2020	2021	2022

Net Income	$(20.5)	$9.3	$46.3	$72.0
Interest	–	–	–	–
Depreciation and amortization	10.1	13.6	17.6	19.5
Income taxes	0.0	0.0	3.0	16.4
EBITDA	$(10.4)	$22.9	$66.9	$107.9

Updated AEM Projections

The key elements of the updated projections are summarized below:

	Year Ended December 31,
(in millions)	2019	2020	2021	2022

Revenue	$27.0	$82.1	$203.2	$307.4
Capex	$29.1	$41.2	$28.7	$5.7
EBITDA	$(13.7)	$8.7	$65.5	$108.3

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The reconciliation of net income to EBITDA for the updated projections of AEM is summarized below:

	Year Ended December 31,
(in millions)	2019	2020	2021	2022

Net Income	$(22.9)	$(4.0)	$47.9	$72.8
Interest	–	–	–	–
Depreciation and amortization	9.2	12.7	17.6	19.5
Income taxes	0.0	0.0	0.0	16.0
EBITDA	$(13.7)	$8.7	$65.5	$108.3

Satisfaction of 80% Test

It is a requirement under our amended and restated certificate of incorporation that any businesses acquired by BRAC have a combined fair market value equal to at least 80% of the balance of the funds in the trust account (exclusive of taxes payable) at the time of the execution of a definitive agreement for an initial business combination. Based on the financial analysis used to approve the Mergers described herein, the board of directors determined that this requirement was met. The board determined that consideration being paid in the Mergers, which amount was negotiated at arms-length, was fair to and in the best interests of BRAC and its stockholders and appropriately reflected BRAC’s value. In reaching this determination, the board concluded that it was appropriate to base such valuation on qualitative factors such as management strength and depth, competitive positioning, customer relationships, and technical skills as well as quantitative factors such as the historical growth rate and potential for future growth in revenues and profits of Allied Esports and WPT. Our board of directors believes that the financial skills and background of its members qualify it to conclude that the acquisition met this requirement. In addition, our board of directors considered the financial analysis reviewed by Craig-Hallum, and the opinion of Craig-Hallum as of December 19, 2018, as to whether the businesses acquired had a combined fair market value equal to at least 80% of the balance of funds in BRAC’s trust account.

Interests of Directors, Officers, and Others in the Business Combination

In considering the recommendation of our board of directors in favor of approval of the Merger Proposal, you should keep in mind that our initial stockholders, including our directors and executive officers, have interests in such proposal that are different from, or in addition to, your interests as a stockholder or warrant holder. These interests include, among other things:

•

If a business combination is not consummated by July 10, 2019, or such later date as approved by BRAC’s stockholders in an amendment to BRAC’s amended and restated certificate of incorporation, BRAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the 3,450,000 initial shares held by the initial stockholders, which were acquired for an aggregate purchase price of $25,000 prior to BRAC’s initial public offering, would be worthless because BRAC’s initial stockholders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $35,638,500 based upon the closing price of $10.33 per share on the Nasdaq Capital Market on June 10, 2019.

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•	The initial stockholders purchased an aggregate of 445,000 private units for a purchase price of $4,450,000 (or $10.00 per unit). These purchases took place on a private placement basis simultaneously with the consummation of the initial public offering. All of the proceeds BRAC received from the purchase of private units were placed into the trust account. Such units had an aggregate market value of $4,805,688.50 based upon the closing price of $10.7993 per unit on the Nasdaq Capital Market on June 10, 2019. The purchasers of private units waived the right to participate in any redemption or liquidation distribution with respect to such private units. Accordingly, the private units and underlying securities will become worthless if BRAC does not consummate a business combination within the required time period.

•	The transactions contemplated by the Agreement provide that Lyle Berman (Chairman of the Board), Ken DeCubellis, Bradley Berman, Benjamin Oehler, and Joseph Lahti will continue to be directors of BRAC following the Mergers (assuming they are elected at the special meeting). As such, each will receive cash fees, stock options, and/or stock awards that the BRAC board of directors determines to pay to its directors.

•	The transactions contemplated by the Agreement provide that Ken DeCubellis and James Moe will serve as Chief Financial Officer and Chief Accounting Officer of BRAC upon closing and each will be paid a salary, the amount of which has not been determined at this time.

•	If BRAC is unable to complete a business combination, Black Ridge Oil & Gas, Inc., an entity affiliated with BRAC’s officers and directors, has agreed that it will be liable to ensure that the proceeds in the trust account will not be reduced below $10.05 per share by the claims of target businesses, vendors, or other entities that are owed money for services rendered or contracted for or products sold to BRAC, but only if such vendor or target business has not executed a waiver to the monies held in the trust account.

•	BRAC’s officers, directors, initial stockholders, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on BRAC’s behalf, such as identifying and investigating possible business targets and business combinations. However, if BRAC fails to consummate a business combination within the required period, they will not have any claim against the trust account for reimbursement. Accordingly, BRAC may not be able to reimburse these expenses if the transactions, or another business combination, is not completed by the required date. As of June 10, 2019, BRAC’s officers, directors, initial stockholders, and their affiliates had incurred approximately $[●] of unpaid reimbursable expenses.

•	Since its inception, BRAC’s officers and directors have made loans from time to time to BRAC to fund working capital requirements. As of the date of this proxy statement, an aggregate of $750,000 principal amount of these loans is outstanding. These loans are evidenced by non-interest bearing notes, $750,000 of which are convertible at the lenders’ election upon the consummation of an initial business combination into units of BRAC, at a price of $10.00 per unit. BRAC’s officers and directors have indicated they intend to convert the full amount of the notes into units, resulting in them being issued an aggregate of 82,500 shares of BRAC Common Stock (including an aggregate of 7,500 shares upon conversion of the BRAC rights), and 75,000 BRAC Warrants. If the business combination is not consummated, the notes will not be repaid or converted and will be forgiven.

•	If BRAC is required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Black Ridge Oil & Gas has agreed to advance the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more than approximately $15,000) and not to seek repayment for such expenses.

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Recommendation of the Board of Directors

After careful consideration of the matters described above, our board determined that each of the Merger Proposal, the Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal, and the Adjournment Proposal, if presented, are fair to and in the best interest of BRAC’s stockholders and unanimously recommends that you vote or give instructions to vote “FOR” each of these proposals.

The foregoing discussion of the information and factors considered by the board of directors is not meant to be exhaustive, but includes the material information and factors considered by the board of directors.

Material Federal Income Tax Consequences of the Transactions to BRAC and Its Securityholders

The following section is a summary of the material United States federal income tax consequences of the Mergers to holders of BRAC Common Stock who are United States persons. This discussion addresses only those BRAC security holders that hold their securities as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, and does not address all the U.S. federal income tax consequences that may be relevant to particular holders in light of their individual circumstances or to holders that are subject to special rules, such as:

•	financial institutions;

•	investors in pass-through entities;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons that hold BRAC Common Stock as part of a straddle, hedge, constructive sale or conversion transaction; and

•	persons who are not citizens or residents of the United States.

This section is based upon the Internal Revenue Code, applicable treasury regulations promulgated thereunder, published rulings and court decisions, all as currently in effect as of the date of its opinion, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state, local, and foreign laws, or federal laws other than those pertaining to the income tax, are not addressed.

The parties to the Agreement have not requested and do not intend to request any ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the business combination. Accordingly, there can be no assurance that the IRS will not challenge these opinions or that a court would not sustain such a challenge.

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It is anticipated that no gain or loss will be recognized by BRAC or by the BRAC stockholders if their conversion rights are not exercised.

It is also anticipated that a BRAC stockholder who exercises conversion rights and effects a termination of the stockholder’s interest in BRAC will be required to recognize gain or loss upon the exchange of that stockholder’s BRAC Common Stock for cash. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of BRAC Common Stock being converted to cash. This gain or loss will be a capital gain or loss if such shares were held as a capital asset on the date of the Transaction Merger and will be a long-term capital gain or loss if the holding period for the shares of BRAC Common Stock is more than one year.

This discussion is intended to provide only a summary of the material U.S. federal income tax consequences of the business combination. It does not address tax consequences that may vary with, or are contingent on, your individual circumstances. In addition, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the Mergers. Accordingly, you are strongly urged to consult with your tax advisor to determine the particular U.S. federal, state, local or foreign income or other tax consequences to you of the business combination.

Anticipated Accounting Treatment

We anticipate the Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, BRAC will be treated as the acquired company and AEM will be treated as the acquirer for financial reporting purposes.

Regulatory Matters

The transactions contemplated by the Agreement are not subject to any additional federal or state regulatory requirement or approval, except for (i) the filing of required notifications and the expiration or termination of the required waiting periods under the HSR Act, (ii) the filing of this proxy statement with the SEC and receipt of comments from the SEC, if any, (iii) the filing by Ourgame of a required offering circular and the expiration or termination of the required waiting periods with the Hong Kong Stock Exchange, and (iv) filings with the applicable state offices necessary to effectuate the Mergers.

Required Vote

The approval of the Merger Proposal will require the affirmative vote of the holders of a majority of the then outstanding shares of BRAC Common Stock present and entitled to vote at the meeting. Additionally, the Mergers will not be consummated if BRAC has less than $5,000,001 of net tangible assets after taking into account the holders public shares who properly exercise conversion rights.

The approval of the Merger Proposal is a condition to the consummation of the transactions. If the Merger Proposal is not approved, the other proposals (except an Adjournment Proposal, as described below) will not be presented to the stockholders for a vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRAC STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

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THE AGREEMENT

For a discussion of the structure of the transactions, consideration, and indemnification provisions of the Agreement, see the section titled “The Merger Proposal.” Such discussion and the following summary of other material provisions of the Agreement is qualified by reference to the complete text of the Agreement, a copy of which is attached as Annex A to this proxy statement. All stockholders are encouraged to read the Agreement in its entirety for a more complete description of the terms and conditions of the transactions.

Closing and Effective Time of the Mergers

The closing of the Mergers will take place no later than the fifth business day following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to the Closing of the Business Combination,” unless the parties to the Agreement agree in writing to another time. The Mergers are expected to be consummated as soon as practicable after the special meeting of BRAC’s stockholders described in this proxy statement.

Representations and Warranties

Except as limited below, the Agreement contains representations and warranties of each of BRAC, Merger Sub, AEM, and Noble generally relating, among other things, to:

•	organization and qualification;

•	subsidiaries;

•	capitalization

•	authority relative to the Agreement;

•	no conflict; required filings and consents;

•	compliance with laws;

•	permits;

•	SEC reports and financial statements;

•	absence of undisclosed liabilities;

•	absence of certain changes or events;

•	litigation;

•	employee benefit plans;

•	labor matters;

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•	restrictions on business activities;

•	title to property;

•	condition and sufficiency of assets of AEM and Noble;

•	intellectual property;

•	taxes;

•	environmental matters;

•	brokers; third party expenses;

•	agreements, contracts, and commitments;

•	insurance;

•	governmental actions and filings of AEM and Noble;

•	interested party transactions;

•	board approvals;

•	listing of the BRAC Common Stock, BRAC Warrants, and BRAC Rights on Nasdaq Capital Markets; and

•	BRAC’s trust account.

Covenants

BRAC, Merger Sub, AEM, and Noble have each agreed to take such actions as are necessary, proper, or advisable to consummate the transactions set forth in the Agreement. Each of them has also agreed to continue to operate their respective businesses in the ordinary course consistent with past practices prior to the closing of the Mergers and not to take the following actions, among others, except as permitted by the Agreement, without the prior written consent of the other parties:

•	transfer or license to any person or otherwise extend, amend, or modify any material rights to any intellectual property or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices;

•	declare, set aside, or pay any dividends on or make any other distributions (whether in cash, stock, equity securities, or property) in respect of any capital stock (or membership interest) or split, combine, or reclassify any capital stock (or membership interest) (provided that AEM, Noble and their subsidiaries may declare cash dividends so long as they collectively retain at least $2,500,000 of cash on the closing date) or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

•	purchase, redeem, or otherwise acquire, directly or indirectly, any ownership interests of AEM, Noble, or BRAC;

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•	issue, deliver, sell, authorize, pledge, or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or other equity securities, or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or subscriptions, rights, warrants, or options to acquire any shares of capital stock or other equity securities or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or enter into other agreements or commitments of any character obligating it to issue any such shares, equity securities or convertible or exchangeable securities;

•	amend its charter;

•	acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association, or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of BRAC, AEM, or Noble, as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

•	sell, lease, license, encumber, or otherwise dispose of any properties or assets, except (i) sales of inventory in the ordinary course of business consistent with past practice, and (ii) the sale, lease, or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

•	incur any indebtedness for borrowed money or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of BRAC, Noble, or AEM, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition, or enter into any arrangement having the economic effect of any of the foregoing;

•	adopt or amend any employee benefit plan, policy, or arrangement, any employee stock purchase or employee stock option plan, or accelerate, amend, or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director, or other equity plans or authorize cash payments in exchange for any options granted under any of such plans, or permit any person to exercise any of its discretionary rights under any plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights, or the termination of any cancellation rights issued pursuant to such plans, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices or to conform to the requirements of any applicable law, or grant any severance or termination pay to any officer or any employee, except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement, or arrangement existing on the date of the Agreement;

•	pay, discharge, settle, or satisfy any claims, liabilities, or obligations (absolute, accrued, asserted, or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of the Agreement) other than the payment, discharge, settlement, or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the financial statements of BRAC, AEM, or Noble, as applicable, or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from, or knowingly fail to enforce any confidentiality or similar agreement to which BRAC, AEM, or Noble is a party or of which BRAC, AEM, or Noble is a beneficiary, as applicable;

•	settle any litigation where the consideration given is other than monetary or to which an insider is a party;

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•	except in the ordinary course of business consistent with past practices, modify, amend, or terminate certain contracts, or waive, delay the exercise of, release, or assign any material rights or claims thereunder;

•	except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices, or make any material change to its cash management practices and its policies, practices, and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectable accounts, accrual of accounts receivable, prepayment of expenses, payment of accounts payable, accrual of other expenses, deferral of revenue, or acceptance of customer deposits;

•	except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract, or commitment requiring such party to pay in excess of $250,000 in any 12 month period;

•	make or rescind any tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the tax liability or tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for tax purposes or prepare or file any tax return in a manner inconsistent with past practice;

•	form or establish any subsidiary except in the ordinary course of business consistent with prior practice or as contemplated by the Agreement;

•	make capital expenditures except in accordance with prudent business and operational practices consistent with prior practice;

•	make or omit to take any action which would be reasonably expected to have a Material Adverse Effect (as defined in the Agreement); or

•	enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders, managers, members, or other affiliates other than (i) the payment of salary and benefits and tax distributions in the ordinary course of business consistent with prior practice, and (ii) distributions of cash to the stockholders of AEM, Noble and their subsidiaries; provided that such companies collectively retain at least $2,500,000 of cash on the closing date.

The Agreement also contains additional covenants of the parties, including covenants providing that:

•	BRAC will prepare and file this proxy statement;

•	Ourgame will file a circular with the Hong Kong Stock Exchange to be used for the purpose of soliciting proxies from shareholders of Ourgame to vote in favor of the Agreement and approval of the Transaction Merger;

•	BRAC will increase the number of members of its board of directors to 11 and the parties will take all necessary action so that Lyle Berman (Chairman of the Board), Ken DeCubellis, Bradley Berman, Benjamin Oehler, Joseph Lahti, Eric Yang (Vice Chairman), Frank Ng, Adam Pliska, Maya Rogers, Dr. Kan Hee Anthony Tyen and Ho Min Kim are appointed to the board of directors;

•	the parties will prepare and file any required notifications pursuant to the HSR Act;

•	AEM, Noble, Primo and Ourgame and their affiliates will waive their rights to make claims against BRAC to collect from the trust account any monies that may be owed to them by BRAC;

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•	the parties will use commercially reasonable best efforts to continue the listing for trading on the Nasdaq Capital Market of the BRAC Common Stock and BRAC Warrants;

•	BRAC will maintain tail directors’ and officers’ liability insurance policies for a period of six years following the Mergers;

•	AEM and Noble insiders will repay any loans owed by them to AEM and/or Noble, as applicable, cause any guaranty made by AEM and/or Noble for the benefit of such insiders to be terminated, and cease to own any direct interest in any subsidiary of AEM or Noble;

•	BRAC will cause the trust account to be distributed immediately upon consummation of the Mergers and to pay all liabilities and obligations of BRAC due or incurred at or prior to the date of closing of the Mergers, including (i) payment to the holders of public shares who elect to convert their shares into cash, (ii) payment of BRAC’s income and other tax obligations, (iii) repayment of loans and reimbursement of expenses to directors, officers and stockholders of BRAC, (iv) payments to EarlyBirdCapital, Inc. pursuant to the Business Combination Marketing Agreement dated October 4, 2017 (as amended on November 29, 2018), (v) payment of transaction costs of BRAC; and (vi) to repay $35,000,000 of indebtedness of Allied Esports and WPT owed to Ourgame;

•	on the closing date of the Mergers, after payment to the holders of public shares who elect to convert their shares into cash, BRAC shall have at least $80,000,000 in cash available for working capital purposes;
•
at or prior to the closing of the Mergers, each former shareholder of AEM will execute and deliver a Lock-Up Agreement;

•	at or prior to the closing of the Mergers, BRAC will execute and deliver a Registration Rights Agreement pursuant to which, among other things, BRAC will agree to register for resale under the Securities Act the BRAC Common Stock and BRAC Warrants issued in the Mergers;

at Closing, BRAC will assume and perform its obligations related to Noble and AEM’s $4 million interim financing, including its obligations to issue BRAC Common Stock and BRAC Warrants upon timely and proper notice by an investor and the satisfaction of the conditions to such issuances;

•	with respect to the Allied Esports and WPT businesses, as of the closing date, except for the $4 million interim financing, there shall be no outstanding indebtedness for borrowed money or obligation evidenced by bond, debenture, note, letter of credit, or other instrument, or accrued interest, premium, penalty, or other fee related thereto;

•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information. See the section titled “The Agreement — Confidentiality; Access to Information”;

•	the parties will use commercially reasonable best efforts to do all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Agreement, including obtaining all necessary approvals from governmental agencies and other third parties;

•	the parties not to solicit or enter into discussions or transactions with any third party regarding any merger, sale of ownership interests, or assets of the other parties; and

•	AEM and Noble will provide periodic financial information to BRAC through the closing date.

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Conditions to Closing of the Mergers

General Conditions

The obligations of the parties to consummate the Mergers contemplated by the Agreement are conditioned upon, among other things:

•	the Merger Proposal, Charter Proposals, Incentive Plan Proposal and Director Election Proposal having been duly approved and adopted by the BRAC stockholders by the requisite vote under the laws of Delaware and BRAC’s amended and restated certificate of incorporation;

•	the Agreement and the Mergers having been duly approved and adopted by Ourgame’s independent shareholders by the requisite vote under Hong Kong law and Ourgame’s charter;

•	BRAC having net tangible assets of at least $5,000,001 after taking into account holders of public shares that have exercised their right to convert their public shares into cash;

•	all specified waiting periods under the HSR Act shall have expired or been terminated and no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order which is in effect and which has the effect of making the Mergers illegal or otherwise restraining, enjoining or prohibiting consummation of the Mergers; and

•	the BRAC Common Stock and BRAC Warrants shall be approved for listing upon the closing of the Mergers on the Nasdaq Capital Market, subject to the requirement to have a sufficient number of round lot holders.

AEM’s and Noble’s Conditions to Closing

The obligations of AEM and Noble to consummate and effect the Mergers are also subject to the satisfaction or waiver of various conditions, including, among other things:

•	the representations and warranties of BRAC and Merger Sub being true and correct;

•	the performance or satisfaction with all agreements and covenants of BRAC and Merger Sub;

•	there being no litigation pending or threatened which is reasonably likely to prevent the consummation of the Mergers, cause the transactions contemplated by the Agreement to be rescinded, or materially adversely affect or otherwise encumber the title of BRAC Common Stock to be issued in connection with the Mergers;

•	there being no material adverse change affecting BRAC;

•	BRAC shall have been in compliance with its reporting requirements under the Securities Act and Exchange Act;

•	the resignation of certain persons from all of their positions and offices with BRAC and Merger Sub;

•	the Registration Rights Agreement (described below) shall have been executed and delivered and shall be in full force and effect.

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BRAC’s and Merger Sub’s Conditions to Closing

The obligations of BRAC and Merger Sub to consummate the Transaction Merger also are conditioned upon each of the following, among other things:

•	the representations and warranties of AEM and Noble being true and correct;

•	the performance or satisfaction with all agreements and covenants of AEM and Noble;

•	there being no litigation pending or threatened which is reasonably likely to prevent the consummation of the Mergers, cause the transactions contemplated by the Agreement to be rescinded, or materially adversely affect the rights of BRAC to own, operate, or control any of the assets and operations of AEM following the Mergers;

•	there being no material adverse change affecting AEM or Noble;

•	the Lock-Up Agreements shall have been executed and delivered and shall be in full force and effect;

•	the Escrow Agreement shall have been executed and delivered and shall be in full force and effect;

•	(i) all outstanding indebtedness owned by any insider of AEM, Noble, or any of their subsidiaries shall have been repaid in full; (ii) all guaranteed or similar arrangements pursuant to which AEM, Noble, or their subsidiaries has guaranteed the payment or performance of any obligations of any insider to a third party shall have been terminated; and (iii) no insider shall own any direct equity interests in any subsidiary of AEM, Noble, or in any other entity that is controlled, directly or indirectly, by them that utilizes in its name “esports”, “world poker tour”, or any derivative thereof;

•	the pre-closing reorganization of AEM having been completed; and

•	the Redomestication Merger having been completed.

Waiver

If permitted under applicable law, BRAC, AEM, Noble, Primo or Ourgame may, in writing, waive any inaccuracies in the representations and warranties made to such party contained in the Agreement or in any document delivered pursuant to the Agreement, and waive compliance with any agreements or conditions for the benefit of itself contained in the Agreement or in any document delivered pursuant to the Agreement. The conditions applicable to all of the parties’ obligations may only be waived by mutual agreement. The condition that BRAC have at least $5,000,001 of net tangible assets upon consummation of the Mergers after taking into account holders of public shares that have exercised their right to convert their public shares into a pro-rata portion of the trust account may not be waived. We cannot assure you that all of the conditions to the Mergers will be satisfied or waived.

At any time prior to the closing of the Mergers, the parties to the Agreement or any one of them may, in writing, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other parties to the Agreement.

The existence of the financial and personal interests of the officers and directors of BRAC may result in a conflict of interest on the part of one or more of them between what he may believe is best for BRAC and what he may believe is best for himself in determining whether or not to grant a waiver in a specific situation. See the section titled “Risk Factors” for a fuller discussion of this and other risks.

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Termination

The Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of the parties at any time;

•	by any of BRAC, Ourgame, Noble, or AEM if the Mergers have not been fully consummated by July 10, 2019 or such later date as may be approved by BRAC’s stockholders in an amendment to BRAC’s amended and restated certificate of incorporation;

•	by any of BRAC, Ourgame, Noble, or AEM if a governmental entity has issued an order, decree, or ruling, or taken any other action, in any case having the effect of permanently restraining, enjoining, or otherwise prohibiting the Mergers, which order, decree, judgment, ruling or other action is final and nonappealable;

•	by any of Ourgame, Noble, or AEM upon a material breach of any representation, warranty, covenant, or agreement by BRAC or Merger Sub, or by BRAC upon a material breach of any representation, warranty, covenant, or agreement by Ourgame, Noble, or AEM, in either case if the breaching party has not cured its breach within 30 days of the notice of an intent to terminate (if such breach is curable), provided that the terminating party is itself not in breach;

•	by any of BRAC, Ourgame, Noble, or AEM if at the special meeting the BRAC stockholders fail to approve any of the Merger Proposal, Charter Proposals, Incentive Plan Proposal or Director Election Proposal, or if BRAC has less than $5,000,001 of net tangible assets upon consummation of the Mergers after taking into account holders of public shares that have exercised their conversion rights;

•	by any of BRAC, Ourgame, AEM or Noble if Ourgame’s stockholders do not approve the Transaction Merger at its meeting; or

•	by any of Ourgame, AEM, or Noble if immediately prior to the Mergers, BRAC does not have cash on hand of at least $80,000,000 following the exercise of the conversion rights of the holders of public shares.

Effect of Termination

In the event of proper termination by any of the parties, the Agreement will be of no further force or effect (other than with respect to certain surviving obligations specified in the Agreement), and such termination will not relieve any breach of the Agreement by any party occurring prior to such termination.

Fees and Expenses

All fees and expenses incurred in connection with the Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses whether or not the transactions are consummated.

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Confidentiality; Access to Information

Each party to the Agreement will afford to the other parties and their financial advisors, accountants, counsel, and other representatives reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records, and personnel during the period prior to the closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations, and personnel, as each party may reasonably request. The parties agreed to maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the Mergers.

Amendments

The Agreement may be amended in writing by the parties thereto at any time prior to the closing of the Mergers.

Governing Law; Consent to Jurisdiction

The Agreement is governed by and construed in accordance with the law of the state of Delaware, regardless of the law that might otherwise govern under applicable principles of the conflicts of laws of Delaware. With respect to disputes related to the Agreement, each party irrevocably consents to the exclusive jurisdiction and venue of the courts of the State of Delaware or the federal courts located in the State of Delaware.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined statements of operations of BRAC for the three months ended March 31, 2019 and for the year ended December 31, 2018 combine the historical consolidated statements of operations of BRAC and the historical combined statements of operations of AEII/WPT, giving effect to the following transactions (for purposes of this section, collectively, the “Transactions”) as if they had been consummated on January 1, 2018, the beginning of the earliest period presented:

•	The merger of AEII and Noble with and into BRAC (collectively, the “Merger”), whereupon BRAC is acquiring two of Ourgame’s (Ourgame is also referred to as “Parent”) global esports and entertainment assets, AEII and WPT. Upon consummation of the Mergers, BRAC will issue to the former owners of AEII and WPT an aggregate of 11,602,754 shares of the common stock of BRAC, par value $0.0001 per share (“BRAC Common Stock”) and (ii) an aggregate of 3,800,003 five-year warrants to purchase BRAC Common Stock at a price per share of $11.50 (“BRAC Warrants”), which warrants will be identical to BRAC’s outstanding public warrants. The aggregate value of the consideration BRAC will issue to the former owners of AEII/WPT in exchange for the assets of AEII/WPT is approximately $153.8 million excluding contingent consideration and including the $35,000,000 payment below.

•	The payment of $35,000,000 to Ourgame.

•	The issuance of 1,424,500 shares of BRAC Common Stock as a result of BRAC stock rights accruing upon the consummation of a business transaction.

•	The conversion of the $650,000 convertible note payable to the Sponsor of BRAC into 71,500 shares of BRAC common stock including the issuance 65,000 shares of BRAC common stock and an additional 6,500 shares of BRAC Common Stock as a result of BRAC stock rights accruing upon the consummation of a business transaction.

•	The issuance of $4,000,000 of interim financing in the form of convertible notes by AEII/WPT that will be assumed by BRAC as part of the merger. BRAC will be obligated to issue 470,588 shares of common stock and warrants to purchase an additional 152,000 shares of common stock if so elected by the noteholders.

The unaudited pro forma condensed combined balance sheet of BRAC as of March 31, 2019 combines the historical condensed balance sheet of BRAC and the historical condensed combined balance sheet of AEII/WPT, giving effect to the Transactions as if they had been consummated on March 31, 2019.

The historical combined financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Transactions; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on BRAC’s results following the completion of the Business Combination.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•	the historical audited financial statements of BRAC included elsewhere in this proxy statement;

•	the historical audited combined financial statements of AEII/WPT included elsewhere in this proxy statement; and

•	other information relating to BRAC and AEII/WPT contained in this proxy statement.

Under the Charter, public stockholders have the right to redeem, upon the closing of the business combination, shares of Common Stock then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the business combination) in the Trust Account. For illustrative purposes, based on the fair value of marketable securities held in the Trust Account, net of income taxes and franchise fees payable, as of March 31, 2019 of approximately $141.3 million, the estimated per share redemption price would have been approximately $10.24.

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•	Assuming No Conversions: This scenario assumes that no shares of Common Stock are converted. Under this scenario, the current stockholders of BRAC common stock would own 62.3% of the common stock of BRAC and the former owners of AEII/WPT would own 37.7% of the common stock of BRAC immediately after the business combination.

•	Assuming Maximum Conversions: This scenario assumes that approximately 6.0 million shares of Common Stock are converted, resulting an aggregate payment of approximately $61.3 million out of the Trust Account to converting public stockholders. This assumption is based on the ability of Ourgame, AEII, or Noble to terminate the transaction if BRAC does not have cash on hand of at least $80 million, thus establishing a floor for the remaining value of Trust assets available post-transaction. Under this scenario, the current stockholders of BRAC common stock would own 53.2% of the common stock of BRAC and the former owners of AEII/WPT would own 46.8% of the common stock of BRAC immediately after the business combination.

The unaudited pro forma condensed combined financial statements have been prepared on the basis that the acquisition of the AEII/WPT under the Agreement and Plan of Reorganization has been accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, BRAC will be treated as the acquired company and AEII/WPT will be treated as the acquirer for financial reporting purposes.

Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination and the other related transactions contemplated by the Agreement and Plan of Reorganization occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of BRAC following the completion of the Business Combination and the other related Transactions. The unaudited proforma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

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Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2019

(in thousands)

			Assuming No			Assuming Maximum
			Redemptions into Cash			Redemptions into Cash
	BRAC(A)	AEII/WPT(B)	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
ASSETS:
Current assets:
Cash and cash equivalents	$195	$5,705	$98,599	(C)	$104,499	$(59,501)	(C)	$44,998
Accounts receivable	–	1,958	–		1,958	–		1,958
Prepaid expenses and other current assets	60	709	–		769	–		769
Total current assets	255	8,372	98,599		107,226	(59,501)		47,725
Property and equipment, net	–	20,412	–		20,412	–		20,412
Goodwill	–	4,084	–		4,084	–		4,084
Intangible assets, net	–	16,680	–		16,680	–		16,680
Deposits	–	633	–		633	–		633
Deferred production costs	–	10,123	–		10,123	–		10,123
Investment, ESA	–	1,139	–		1,139	–		1,139
Cash and marketable securities held in Trust Account	142,028	–	(142,028)	(D)	–	–		–
Total assets	$142,283	$61,443	$(43,429)		$160,297	$(59,501)		$100,796

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
Accounts payable	$74	$1,587	$–		$1,661	$–		$1,661
Accrued expenses	–	2,394	–		2,394	–		2,394
Deferred revenue	–	3,118	–		3,118	–		3,118
Due to Parent	–	32,883	(32,883)	(F)	–	–		–
Accounts payable - related party	99	–	–		99	–		99
Income taxes payable	658	–	–		658	–		658
Deferred income taxes	2	–	–		2	–		2
Note payable - related party	650	–	(650)	(G)	–	–		–
Note payable	–	–	3,577	(H)	3,577	–		3,577
Total current liabilities	1,483	39,982	(29,956)		11,509	–		11,509
Deferred rent	–	1,297	–		1,297	–		1,297
Total liabilities	1,483	41,279	(29,956)		12,806	–		12,806

Common stock subject to redemption	135,800	–	(135,800)	(I)	–	–		–

Stockholders' equity:
Preferred stock.	–	–	–		–	–		–
Common stock	–	–	3	(J)	3	(1)	(J)	2
Additional paid in capital	3,433	–	156,484	(K)	159,917	(61,340)	(K)	98,577
Parent's net investment	–	20,164	(20,164)	(L)	–	–		–
Retained earnings (accumulated deficit)	1,567	–	(13,996)	(N)	(12,429)	1,840	(P)	(10,589)
Total stockholders' equity	5,000	20,164	122,327		147,491	(59,501)		87,900
Total liabilities and stockholders' equity	$142,283	$61,443	$(43,429)		$160,297	$(59,501)		$100,796

See notes to pro forma condensed combined financial statements

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Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2019

(in thousands, except share and per share data)

			Assuming No			Assuming Maximum
			Redemptions into Cash			Redemptions into Cash
			Pro Forma		Pro Forma Statement of	Redemption Adjustments		Pro Forma Statement of
	BRAC(A)	AEII/WPT(B)	Adjustments		Operations	Adjustments		Operations

Revenue	$–	$6,235	$–		$6,235	$–		$6,235

Costs and expenses:
Multiplatform (exclusive of depreciation and amortization)	–	581	–		581	–		581
Interactive (exclusive of depreciation and amortization)	–	892	–		892	–		892
In-person (exclusive of depreciation and amortization)		738	–		738	–		738
Online operating expenses	–	277	–		277	–		277
Selling and marketing expenses	–	903	–		903	–		903
General and administrative expenses	297	4,412	–		4,709	–		4,709
Impairment of investment in ESA	–	600	–		600	–		600
Depreciation and amortization	–	1,686	–		1,686	–		1,686
Loss from operations	(297)	(3,854)	–		(4,151)	–		(4,151)

Other income
Interest income	811	–	(811)	(C)	–	–		–
Unrealized gain on marketable securities held in Trust Account	5	–	(5)	(C)	–	–		–
Interest expense	–	–	(226)	(D)	(226)	–		(226)
Total other income	816	–	(1,042)		(226)	–		(226)

Income (loss) before taxes	519	(3,854)	(1,042)		(4,377)	–		(4,377)
Provision for income taxes	(187)	–	187	(E)	–	–		–

Net income (loss)	$332	$(3,854)	$(855)		$(4,377)	$–		$(4,377)

Weighted average shares outstanding, basic	4,411,914		26,381,840	(F)	30,793,754	(5,989,100)	(F)	24,804,654

Basic net income (loss) per common share	$(0.06)				$(0.14)			$(0.18)

Weighted average shares outstanding, diluted	4,411,914		26,381,840	(F)	30,793,754	(5,989,100)	(F)	24,804,654

Diluted net income (loss) per common share	$(0.06)				$(0.14)			$(0.18)

See notes to pro forma condensed combined financial statements

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Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2018

(in thousands, except share and per share data)

			Assuming No			Assuming Maximum
			Redemptions into Cash			Redemptions into Cash
			Pro Forma		Pro Forma Statement of	Redemption		Pro Forma Statement of
	BRAC(A)	AEII/WPT(B)	Adjustments		Operations	Adjustments		Operations

Revenue	$–	$20,603	$–		$20,603	$–		$20,603

Costs and expenses:
Multiplatform (exclusive of depreciation and amortization)	–	2,297	–		2,297	–		2,297
Interactive (exclusive of depreciation and amortization)	–	2,474	–		2,474	–		2,474
In-person (exclusive of depreciation and amortization)		2,554	–		2,554	–		2,554
Online operating expenses	–	2,245	–		2,245	–		2,245
Selling and marketing expenses	–	4,023	–		4,023	–		4,023
General and administrative expenses	824	18,442	–		19,266	–		19,266
Depreciation and amortization	–	6,711	–		6,711	–		6,711
Impairment of investment in ESA	–	9,683	–		9,683	–		9,683
Impairment of deferred production costs and intangible assets	–	1,005	–		1,005			1,005
Loss from operations	(824)	(28,831)	–		(29,655)	–		(29,655)

Other income
Interest income	2,474	–	(2,474)	(C)	–	–		–
Unrealized gain on marketable securities held in Trust Account	67	–	(67)	(C)	–	–		–
Interest expense	–	(2,117)	1,214	(D)	(903)	–		(903)
Other income (expenses)	–	(72)	–		(72)	–		(72)
Total other income	2,541	(2,189)	(1,327)		(975)	–		(975)

Income (loss) before taxes	1,717	(31,020)	(1,327)		(30,630)	–		(30,630)
Provision for income taxes	(576)	–	576	(E)	–	–		–
Net income (loss)	1,141	(31,020)	(751)		(30,630)	–		(30,630)

Net loss attributable to non-controlling interest	–	404	–		404	–		404
Net income (loss) attributable to shareholders'	$1,141	$(30,616)	$(751)		$(30,226)	$–		$(30,226)

Weighted average shares outstanding, basic	4,361,619		26,432,135	(F)	30,793,754	(5,989,100)	(F)	24,804,654

Basic net income (loss) per common share	$(0.15)				$(0.98)			$(1.22)

Weighted average shares outstanding, diluted	4,361,619		26,432,135	(F)	30,793,754	(5,989,100)	(F)	24,804,654

Diluted net income (loss) per common share	$(0.15)				$(0.98)			$(1.22)

See notes to pro forma condensed combined financial statements

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Note 1 — Description of Organization and Business Operations

The pro forma adjustments have been prepared as if the Transactions had been consummated on January 1, 2018, the beginning of the earliest period presented, in the case of the unaudited pro forma condensed combined statements of operations and on March 31, 2019 in the case of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial statements have been prepared on the basis that the acquisition of AEII/WPT under Agreement and Plan of Reorganization will be accounted for as a reverse merger in accordance with GAAP. Under this method of accounting, BRAC will be treated as the acquired company and AEII/WPT will be treated as the acquirer for financial reporting purposes. This determination was primarily based on no individual or group of owners having over 50% voting interest post Transactions, AEII/WPT operations comprising the ongoing operations of the combined entity, and the management team and board of AEII/WPT comprised of the majority of the management team and board of the combined entity. Accordingly, for accounting purposes, the acquisition will be treated as the equivalent of AEII/WPT issuing stock for the net assets of BRAC. The net assets of BRAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the acquisition will be those of AEII/WPT.

The pro forma adjustments represent management’s estimates based on information available as of the date of this proxy statement and are subject to change as additional information becomes available and additional analyses are performed. One-time transaction-related expenses anticipated to be incurred prior to, or concurrent with, closing the Transactions and the other related transactions are not included in the unaudited pro forma condensed combined statements of operations. However, the impact of such transaction expenses is reflected in the unaudited pro forma condensed combined balance sheet as a decrease to retained earnings and a decrease to cash.

Pursuant to the Agreement and Plan of Reorganization, the aggregate consideration received by the owners of AEII/WPT is subject to adjustment based on a Company Financing Adjustment, as defined in the Agreement and Plan of Reorganization. Based on financing received there would be no adjustment to the aggregate consideration received by the owners of AEII/WPT, and the unaudited pro forma condensed combined financial statements have been prepared on that basis and include the results of the interim financing as a pro forma adjustment.

Note 2 — Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2019

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 reflects the following adjustments assuming the Transactions occurred on March 31, 2019:

A.	Represents the BRAC unaudited historical consolidated balance sheet as of March 31, 2019.

B.	Represents the AEII/WPT unaudited historical combined balance sheet as of March 31, 2019.

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C.	Represents the pro forma adjustment to cash and cash equivalents to reflect the following:

Assuming no conversions
Investments held in Trust Account	$142,028	(D)
Transaction expenses	(12,429)	(E)
Cash payment to Ourgame	(35,000)	(F)
Cash received from issuance of note subsequent to March 31, 2019	4,000	(H)
	$98,599

Assuming maximum conversions
Redemption of common stock	$(61,341)	(O)
Variable fee reduction	1,840	(P)
	$(59,501)

D.	Represents the pro forma adjustment to reclassify the cash and investments held in the Trust Account to cash and cash equivalents to reflect that the cash and investments in the Trust Account are available for use in connection with the Transactions.

E.	Represents payment of preliminary estimated cash transaction costs totaling $12.4 million, including $4.1 million of contingent underwriting commissions, $8.3 million other costs including advisory, legal and accounting fees.

F.	Represents payment of $35.0 million to Ourgame with $32,883 as a repayment of the due to parent liability and the balance applied to additional paid in capital.

G.	Represents the pro forma adjustment to convert the BRAC convertible note payable to equity.

H.	Represents the proforma adjustment for the issuance by AEII/WPT of convertible notes and warrants issued for cash subsequent to March 31, 2019. AEII/WPT received $4.0 million in cash and the notes were recorded at $3.6 million subject to a discount for the value of the warrants of $0.4 million. The warrant’s estimated value was recorded as additional paid in capital. Of the $4.0 million of convertible notes, $1.0 million was issued to a related party of AEII/WPT.

I.	Represents the pro forma adjustment to reclassify all common stock subject to redemption to stockholders’ equity to reflect that the redemption rights will no longer exist following the Transactions.

J.	Represents the recapitalization of common shares between common stock and additional paid-in-capital. The adjustments are calculated by multiplying the applicable number of shares by the par value per share of common stock, $0.0001 per share.

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K.	Represents pro forma adjustments to additional paid-in-capital to reflect the following:

Assuming no conversions
Remaining payment to Ourgame applied to equity	$(2,117)	(F)
Conversion of convertible note payable	650	(G)
Value of warrants issued subsequent to March 31, 2019	423	(H)
Reclassification from temporary equity to equity	135,800	(I)
Recapitalization of common shares	(3)	(J)
Transfer of parent's net equity to additional paid in capital	20,164	(L)
Elimination of BRAC's retained earnings	1,567	(M)
	$156,484

Assuming maximum conversions
Redemption of common stock	$(61,341)	(O)
Recapitalization of common shares	1	(I)
	$(61,340)

L.	Represents reclassification of Parent’s net equity to additional paid-in capital as the accounting acquirer is not a separate and distinct entity.

M.	Represents the pro forma adjustment to eliminate the retained earnings of BRAC, the accounting acquiree, to additional paid-in capital.

N.	Represents pro forma adjustments to retained earnings (accumulated deficit) for the following:

Transaction expenses	$(12,429)	(E)
Elimination of BRAC's retained earnings	(1,567)	(L)
	$(13,996)

O.	Represents the pro forma adjustment to cash to reflect the shares redeemed at closing for $61.3 million.

P.	Represents reduction in acquisition cost as a portion of the fee is based on 3% of the balance of Trust Account assets not converted.

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Note 3 — Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Three Months Ended March 31, 2019

A.	Represents the BRAC unaudited historical consolidated statement of operations for the three months ended March 31, 2019.

B.	Represents the AEII/WPT unaudited historical combined statement of operations for the three months ended March 31, 2019.

C.	Represents the pro forma adjustment to remove interest income and unrealized gains on assets held in the Trust Account.

D.	Represents interest and amortized discount on convertible notes issued subsequent to March 31, 2019.

E.	Represents pro forma income tax provision adjustment assuming there would be an allowance for any tax benefit from losses.

F.	Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

	Pro Forma Assuming No Conversions	Pro Forma Assuming Maximum Conversions
Denominator:
Public stockholders	13,800,000	7,810,900
Public stockholders’ rights accrued(1)	1,380,000	1,380,000
Sponsor	3,895,000	3,895,000
Sponsor’s rights accrued(1)	44,500	44,500
Sponsor note conversion shares	65,000	65,000
Sponsor note conversion rights accrued(1)	6,500	6,500
AEII/WPT shareholders	11,602,754	11,602,754

Pro-forma basic and diluted shares outstanding	30,793,754	24,804,654
Redemption adjustment to shares(2)		(5,989,100)
Weighted average shares outstanding, basic	4,411,914
Pro forma adjustment	26,381,840
Weighted average shares outstanding, diluted	4,411,914
Pro forma adjustment	26,381,840

(1)	13,800,000 public stockholder rights, 445,000 private place rights of the Sponsor and 65,000 rights received upon conversion of the convertible note payable receive one-tenth of one share of common stock upon the consummation of a business combination.

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(2)	Computed as follows:

Value of trust assets available for redemption	$141,340,953
Less cash on hand to be available post transaction	$(80,000,000)
Maximum aggregate payment to converting public shareholders	$61,340,953
Divided by per share value of trust assets available for redemption	$10.242098
Redemption adjustment to shares	5,989,100

Note 4 — Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2018

A.	Represents the BRAC historical consolidated statement of operations for the year ended December 31, 2018.

B.	Represents the AEII/WPT historical combined statement of operations for the year ended December 31, 2018.

C.	Represents the pro forma adjustment to remove interest income and unrealized gains on assets held in the Trust Account.

D.	Represents the pro forma adjustment to remove interest expense related to debt repaid in connection with the Transactions and debt assumed subsequent to December 31, 2018 as follows:

Interest expense from note payable to parent converted to equity	$2,062
Interest from the line of credit repaid by parent and contributed to equity	55
Represents interest and amortized discount on convertible notes issued subsequent to December 31, 2018	(903)
Total interest adjusted in pro forma	$1,214

E.	Represents pro forma income tax provision adjustment assuming there would be an allowance for any tax benefit from losses.

F.	Represents adjustments to weighted average basic and diluted shares outstanding to arrive at the pro forma shares outstanding in both the no redemption and maximum redemption scenarios, as follows:

	Pro Forma Assuming No Conversions	Pro Forma Assuming Maximum Conversions
Denominator:
Public stockholders	13,800,000	7,810,900
Public stockholders’ rights accrued(1)	1,380,000	1,380,000
Sponsor	3,895,000	3,895,000
Sponsor’s rights accrued(1)	44,500	44,500
Sponsor note conversion shares	65,000	65,000
Sponsor note conversion rights accrued(1)	6,500	6,500
AEII/WPT shareholders	11,602,754	11,602,754

Pro-forma basic and diluted shares outstanding	30,793,754	24,804,654
Redemption adjustment to shares(2)		(5,989,100)
Weighted average shares outstanding, basic	4,361,619
Pro forma adjustment	26,432,135
Weighted average shares outstanding, diluted	4,361,619
Pro forma adjustment	26,432,135

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(1)	13,800,000 public stockholder rights, 445,000 private place rights of the Sponsor and 65,000 rights received upon conversion of the convertible note payable receive one-tenth of one share of common stock upon the consummation of a business combination.

(2)	Computed as follows:

Value of trust assets available for redemption	$141,340,953
Less cash on hand to be available post transaction	$(80,000,000)
Maximum aggregate payment to converting public shareholders	$61,340,953
Divided by per share value of trust assets available for redemption	$10.242098
Redemption adjustment to shares	5,989,100

Note 5 – Related Party Transactions

As described in more detail in the section entitled “Executive Compensation – Adam Pliska Employment Agreement” on page [●] hereof, Adam Pliska, who serves as President and CEO of the WPT entities and as an executive for Ourgame, and who will serve as President of BRAC and CEO of the WPT Entities after the consummation of the Mergers, will receive (via Trisara, a consulting company he is a member of) a payment equal to 2% of the total gross proceeds from the sale of the WPT business up to $45 million, and an additional 1% of any amounts over $45 million. Since the WPT business is valued at $50 million for purposes of the Mergers, Mr. Pliska will be entitled to a payment of $950,000 in connection with the above provisions. In addition to the above payments due to Mr. Pliska upon the closing of the Mergers, pursuant to a SPAC Introduction Agreement entered into between Mr. Pliska (via Trisara), Practicans, LLC and the various entities comprising Allied Esports on August 22, 2018, and as amended on December 19, 2018, and in consideration of Trisara introducing Ourgame to Black Ridge and facilitating the Mergers, Trisara will be entitled to receive 290,069 shares of BRAC common stock, as well as a cash payment of $700,000.

These amounts are primary obligations of Ourgame, but have been guaranteed by WPT. As these are primary obligations of Ourgame, they are not reflected in the pro forma condensed combined financial statements.

There are no other material non-recurring related party transactions related to the Merger Transactions that are not reflected in the pro forma financial statements.

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THE CHARTER PROPOSALS

The Charter Proposals, if approved, will approve the following amendments to BRAC’s amended and restated certificate of incorporation, effective following the business combination:

•	change the name of BRAC from “Black Ridge Acquisition Corp.” to “Allied Esports Entertainment, Inc.”;

•	increase the number of authorized shares of BRAC Common Stock from 35,000,000 shares to 65,000,000 shares; and

•	remove the various provisions applicable only to specified purpose acquisition corporations that BRAC’s amended and restated certificate contains (Article Sixth) and certain other provisions that are no longer applicable (Article Seventh(c)).

As noted above, the provisions of Article Sixth of our amended and restated certificate of incorporation will be removed. The provisions of Article Sixth that are proposed to be deleted, by the terms of the preamble (which will also be deleted), apply only during the period that will terminate upon the consummation of the business combination that will be effected by the transactions:

•	Section A requires that we submit such business combination to our stockholders for approval pursuant to the proxy rules promulgated under the Exchange Act.

•	Section B provides that we may consummate a business combination that is submitted to our stockholders for approval only if a majority of the then outstanding shares of common stock present and entitled to vote at the meeting to approve such business combination vote for the approval of such business combination.

•	Section C specifies the procedures for exercising conversion rights with respect to public shares.

•	Section D discusses procedures if we engage in a tender offer, which is not applicable.

•	Section E prohibits us from consummating a business combination unless we have net tangible assets of at least $5,000,001 upon consummation of such business combination.

•	Section F provides that, if a business combination is not consummated by July 10, 2019, we will cease all operations except for the purposes of winding up, redeeming 100% of the public shares for cash and, subject to approval of our then stockholders and board of directors, dissolving and liquidating.

•	Section G specifies when holders of public shares are entitled to receive distributions from the trust account.

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•	Section H prohibits the consummation of any business combination transaction that is not a “business combination” under Article Sixth until a qualifying “business combination” shall have occurred.

•	Section I prohibits us from issuing any shares of common stock, any securities convertible into common stock, or any securities which participate in or are otherwise entitled in any manner to any of the proceeds in the trust account or which vote as a class with the common stock on a business combination, prior to the consummation of a business combination.

Clause c of Article Seventh will also be removed. Such clause deals with ratification of contracts at annual meetings.

In the judgment of our board of directors, the Charter Proposals are desirable for the following reasons:

•	The new name is desirable to reflect the Mergers with Allied Esports and WPT and the combined company’s business going forward.

•	The greater number of authorized number of shares of common stock is desirable for us to have sufficient shares to complete the Mergers and have additional authorized shares for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances, for providing equity-based incentive compensation to our officers, directors and employees, and for stock dividends and stock splits.

•	Although our present amended and restated certificate of incorporation provides that our corporate existence will terminate if a business combination is not consummated, perpetual existence is the usual period of existence for corporations that are not special purpose acquisition corporations.

•	The preamble and Article Sixth (other than Section J providing for a classified board that the board does not recommend removing) relate to the operation of BRAC as a blank check company prior to the consummation of its initial business combination and would not be applicable to us after consummation of the transactions. Clause c of Article Seventh is similarly no longer necessary. Accordingly, they would serve no further purpose.

Notwithstanding the foregoing, authorized but unissued shares may enable our board of directors to render it more difficult or to discourage an attempt to obtain control of BRAC and thereby protect continuity of or entrench its management, which may adversely affect the market price of BRAC Common Stock and BRAC Warrants. If, in the due exercise of its fiduciary obligations, for example, our board of directors were to determine that a takeover proposal were not in the best interests of BRAC, such shares could be issued by the board of directors without shareholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The authorization of additional shares will, however, enable us to have the flexibility to authorize the issuance of shares in the future for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances, for providing equity-based incentive compensation to our officers, directors and employees, and for stock dividends and stock splits. We currently have no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares for such purposes.

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If the Merger Proposal is not approved, the Charter Proposals will not be presented at the special meeting.

The approval of each Charter Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of BRAC Common Stock on the record date.

Under the Agreement, the approval of the Charter Proposals is a condition to the consummation of the Mergers.

A copy of our charter documents, as they will be in effect assuming approval of all of the Charter Proposals and upon consummation of the Mergers, is attached to this proxy statement as Annex D.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE CHARTER PROPOSALS.

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THE DIRECTOR ELECTION PROPOSAL

Election of Directors

At the special meeting, 11 directors will be elected to our board of directors effective upon consummation of the business combination, of whom three will be Class A directors serving until the annual meeting to be held in 2020, four will be Class B directors serving until the annual meeting to be held in 2021, and four will be Class C directors serving until the annual meeting to be held in 2022 and, in each case, until their successors are elected and qualified.

Upon consummation of the business combination, if management’s nominees are elected, the directors of BRAC will be as follows:

•	Class A: Ken DeCubellis, Lyle Berman, and Benjamin Oehler;

•	Class B: Dr. Kan Hee Anthony Tyen , Ho min Kim, Bradley Berman and Joseph Lahti; and

•	Class C: Frank Ng, Eric Yang, Adam Pliska, and Maya Rogers;

The election of directors requires a plurality vote of the shares of BRAC Common Stock present in person or represented by proxy and entitled to vote at the special meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority, or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of these nominees. In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

If the Merger Proposal is not approved or any of the Charter Proposals is not approved and the applicable condition in the Agreement is not waived, the Director Election Proposal will not be presented at the meeting.

Under the Agreement, the approval of the Director Election Proposal is a condition to the consummation of the Mergers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT BRAC STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

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Information about Executive Officers, Directors, and Nominees

At the effective time of the Mergers, in accordance with the terms of the Agreement, and assuming the election of the nominees set forth in “The Director Election Proposal,” the board of directors and executive officers of BRAC will be as follows:

Name	Age	Position
Lyle Berman	77	Chairman
Frank Ng	50	Director, Chief Executive Officer
David Moon	47	Chief Operating Officer
Ken DeCubellis	52	Director, Chief Financial Officer
James Moe	61	Chief Accounting Officer
Bradley Berman	48	Director
Benjamin Oehler	70	Director
Joseph Lahti	58	Director
Eric Yang	48	Vice Chairman of the Board
Adam Pliska	46	Director, President and CEO of WPT
Maya Rogers	40	Director
Dr. Kan Hee Anthony Tyen	63	Director
Ho min Kim	48	Director

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Lyle Berman has served as a director of BRAC since May 2017. Mr. Berman has been a director of Black Ridge Oil & Gas, Inc. since October 2016. Since June 1990, Mr. Berman has been the chairman and chief executive officer of Berman Consulting Corporation, a private consulting firm he founded. Mr. Berman began his career with Berman Buckskin, his family’s leather business, which he helped grow into a major specialty retailer with 27 outlets. After selling Berman Buckskin to W.R. Grace in 1979, Mr. Berman continued as president and chief executive officer and led the company to become one the country’s largest retail leather chains, with over 200 stores nationwide. In 1990, Mr. Berman participated in the founding of Grand Casinos, Inc. Mr. Berman is credited as one of the early visionaries in the development of casinos outside of the traditional gaming markets of Las Vegas and Atlantic City. In less than five years, the company opened eight casino resorts in four states. In 1994, Mr. Berman financed the initial development of Rainforest Cafe. He served as the chairman and chief executive officer from 1994 unti1 2000. In October 1995, Mr. Berman was honored with the B’nai B’rith “Great American Traditions Award.” In April 1996, he received the Gaming Executive of the Year Award; in 2004, Mr. Berman was inducted into the Poker Hall of Fame; and in 2009, he received the Casino Lifetime Achievement Award from Raving Consulting & Casino Journal. In 1998, Lakes Entertainment, Inc. was formed. In 2002, as chairman of the board and chief executive officer of Lakes Entertainment, Inc., Mr. Berman was instrumental in creating the World Poker Tour. Mr. Berman served as the executive chairman of the board of WPT Enterprises, Inc. (later known as Voyager Oil & Gas, Inc. and Emerald Oil, Inc.) from its inception in February 2002 until July 2013. Mr. Berman also served as a director of PokerTek, Inc. from January 2005 until October 2014, including serving as chairman of the board from January 2005 until October 2011. Mr. Berman is the father of Brad Berman, one of our director nominees.

We believe Mr. Berman is well-qualified to serve as a member of our board of directors due to his executive leadership, gaming and financing experience.

Kwok Leung Frank Ng will join as a director and CEO upon the closing of the Mergers. Mr. Ng has served as co-CEO of Ourgame International Holdings Limited, a leading casual game operator in China and owner of the World Poker Tour and Allied Esports, since 2006. Prior to that, he served as CFO of Ourgame beginning in 2004, when he assisted NHN China, a global internet search engine and online game company, where he served as co-CEO from 2000 to 2004, in acquiring Ourgame. Mr. Ng led a management buyout of Ourgame in 2010 and led the company through its listing on the Hong Kong Stock Exchange in 2014. With its public listing and subsequent acquisition of the World Poker Tour (in 2015) and founding of Allied Esports (in 2016), Ourgame has grown to be a leading global operator and creator of gaming and esports content and experiences. Mr. Ng served as Chief Commercial Officer at PCCW Skyhorse, which produces content and online gaming applications, from 2000 until 2004.

We believe Mr. Ng is well-qualified to serve as a member of our board of directors due to his extensive experience in the electronic gaming and esports content production industries.

David Moon David Moon will join as Chief Operating Officer upon the closing of the Mergers. Since December 2018, Mr. Moon has provided consulting services to Allied Esports. Since June 2018, Mr. Moon has also served as Global President of Ourgame. From December 2014 to December 2016, Mr. Moon was COO and co-founder of Zig Zag Zoom, a publisher of cause-driven mobile games. Before that, from November 2012 to November 2014, he was VP of Global Production and Operations in Disney Interactive’s Asia Games Group. He was a co-founder of StudioEx, a mobile and PC game studio in 2009, which Disney acquired in 2012. He continues to serve as a director of StudioEx. Mr. Moon was a founding member of Hangame, a popular South Korean online game portal, and NHN Entertainment Corporation, a developer, publisher and distributor of mobile and PC games, where he led corporate development and global expansion efforts from 2000 - 2006. He is also the founder of Metamedia Entertainment, a digital media venture that develops and produces interactive digital experiences, including TV-everywhere content and platforms that drive virality, engagement, retention, and monetization.

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Kenneth DeCubellis has served as chairman of the board and chief executive officer of BRAC since its inception. Upon closing of the Mergers, Mr. DeCubellis will resign as CEO and become the CFO of BRAC. Since November 2011, Mr. DeCubellis has served as chief executive officer of Black Ridge Oil & Gas, Inc. Black Ridge Oil & Gas, Inc. is an oil and gas company that pursues distressed asset acquisitions in all unconventional, onshore U.S. oil and gas basins, including over $100 million previously invested in the Williston Basin in North Dakota and Montana. Prior to joining Black Ridge Oil & Gas, Mr. DeCubellis was the president and chief executive officer of Altra Inc., a venture capital backed biofuels company based in Los Angeles, California. He joined Altra in June 2006 as vice president, business development and was promoted to president in November of 2007 and chief executive officer in February 2008. When Mr. DeCubellis became chief executive officer of Altra, Inc. in 2008, the company was in deep financial distress. Mr. DeCubellis implemented a comprehensive corporate wide restructuring effort that was completed in 2009. This included restructuring and eliminating all of the debt at Altra, Inc., raising capital at Altra, Inc. and refocusing the strategy of the company on a technology license. As part of this restructuring, certain wholly-owned subsidiaries of Altra, Inc. surrendered assets to lenders or entered in receivership. From 1996 to 2006, Mr. DeCubellis was an executive with Exxon Mobil Corp. in Houston, Texas. Mr. DeCubellis also previously served as the chairman of KD Global Energy Belize Ltd., a company that provides technical and business services for petroleum lease holders in Belize. Mr. DeCubellis holds a B.S. in Mechanical Engineering from Rensselaer Polytechnic Institute, an MBA from Northwestern University’s JL Kellogg Graduate School of Management, and a Masters of Engineering Management from Northwestern University’s McCormick School of Engineering.

We believe Mr. DeCubellis is well-qualified to serve as a member of our board of directors due to his executive leadership and capital markets experience.

James Moe has been BRAC’s chief financial officer, secretary and treasurer since May 2017. Upon closing of the Mergers, Mr. Moe will resign as CFO and become the Chief Accounting Officer of BRAC. Mr. Moe has been the chief financial officer of Black Ridge Oil & Gas, Inc. since March 2011. Mr. Moe had previously been the chief financial officer of Northern Contours Inc., a multi-state manufacturing company located in Mendota Heights, Minnesota specializing in cabinet doors and work surfaces, from August 2005 until March 2011. From January 2004 to August 2005, he was the chief financial officer of Trimodal Inc., a trucking and container handling company located in Bloomington, Minnesota, which operated in seven cities in the Midwest and East Coast. From April 2000 to December 2003, Mr. Moe was the corporate controller of Simondelivers.com, a venture capital backed start-up company located in Golden Valley, Minnesota providing home delivery of groceries ordered over the Internet. From October 1994 to April 2000, he was the corporate controller of Recovery Engineering Inc., a publicly traded manufacturer and distributor of small-scale water filters located in Brooklyn Park, Minnesota. From November 1989 to October 1994, Mr. Moe was the controller of Standard Iron and Wire Works, a privately held multi-division metal fabricator operating three plants in Minnesota. Upon graduating from the University of Minnesota with a Bachelor of Science degree in accounting in 1985, Mr. Moe worked as a senior accountant until November 1989 for Boulay, Heutmaker, Zibell & Company.

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Bradley Berman has served as a director of BRAC since May 2017. He has been the chairman of Black Ridge Oil & Gas, Inc. since November 2010 and has served as a director of Black Ridge Oil & Gas, Inc. since its inception in April 2010. He was the chief executive officer of Black Ridge Oil & Gas, Inc. from November 2010 to November 2011, its chief financial officer between November 12, 2010 and November 15, 2010, and its corporate secretary from November 2010 to February 2011. Mr. Berman is the president of King Show Games, Inc., a company he founded in 1998. Mr. Berman has worked in various capacities in casino gaming from 1992 to 2004 for Grand Casinos, Inc. and then Lakes Entertainment, Inc., achieving the position of Vice President of Gaming, after which he assumed a lesser role in that company. Mr. Berman was a director of Voyager Oil and Gas, Inc. (formerly Ante4 and WPT) from August 2004 to November 2010. Mr. Berman is the son of Lyle Berman, one of our director nominees.

We believe Mr. Berman is well-qualified to serve as a member of our board of directors due to his executive leadership, gaming and financing experience.

Benjamin S. Oehler has served as a director of BRAC since May 2017. Mr. Oehler has been a director of Black Ridge Oil & Gas, Inc. since November 2010, and chairman of its audit committee and compensation committee since February 2011. Mr. Oehler is a Founding Partner of Windward Mark, LLC which advises business owners with regard to strategic planning, owner governance and education, business continuity, legacy, philanthropy and liquidity. Windward Mark LLC is a continuation of Mr. Oehler’s consulting practice at Bashaw Group. Inc. (2007-2017) and Linea Capital, LLC (2009 - 2017). From 1999 to 2007, Mr. Oehler was the president and chief executive officer of Waycrosse, Inc., a financial advisory firm for the family owners of Cargill Incorporated. While at Waycrosse, Mr. Oehler was the primary advisor to the five family members who were serving on the Cargill Incorporated board of directors from 1999 to 2006. Mr. Oehler played a key role in two major growth initiatives for Cargill: the merger of Cargill’s fertilizer business into a public company which is now Mosaic, Inc., and the transformation of Cargill’s proprietary financial markets trading group into two major investment management companies: Black River Asset Management, LLC and CarVal Investors, LLC. An investment banker for 20 years, Mr. Oehler’s transaction experience includes public offerings and private placements of debt and equity securities, mergers and acquisitions, fairness opinions and valuations of private companies. Prior to joining Waycrosse, Mr. Oehler was an investment banker for Piper Jaffray. By the time he left Piper Jaffray in 1999, he was group head for Piper’s Industrial Growth Team. He has also played a leadership role in a number of corporate buy-outs and venture stage companies, served on corporate and non-profit boards of directors, and has been involved in the creation and oversight of foundations and charitable organizations, as well as U.S. trusts and off-shore entities.

Mr. Oehler has been a board member and/or founder of many non-profit organizations including the Minnesota Zoological Society, Minnesota Landscape Arboretum, The Lake Country Land School, Greencastle Tropical Study Center, Park Nicollet Institute, Afton Historical Society Press, United Theological Seminary and University of Minnesota Investment Advisor, Inc. He has been a director of Waycrosse, Inc., WayTrust Inc., Dain Equity Partners, Inc., Time Management, Inc., BioNIR, Inc. and Agricultural Solutions, Inc. In September 2007, Mr. Oehler completed the Stanford University Law School Directors Forum, a three-day update on key issues facing corporate directors presented by the Stanford Business School and Stanford Law School. From 1984 through 1999, Mr. Oehler was registered with the National Association of Securities Dealers (“NASD”) as a financial principal. Mr. Oehler is a graduate of the University of Minnesota College of Liberal Arts and has completed all course work at the University of Minnesota Business School with a concentration in finance.

We believe Mr. Oehler is well-qualified to serve as a member of our board of directors due to his executive leadership and financing experience.

Joseph Lahti has served as a director of BRAC since May 2017. Mr. Lahti has been a director of Black Ridge Oil & Gas, Inc. since August 2012. Mr. Lahti is a Minneapolis native and leader in numerous Minnesota business and community organizations. As principal of JL Holdings since 1989, Mr. Lahti has provided funding and management leadership to several early-stage or distressed companies. From 1993 to 2002, he held the positions of chief operating officer, president, chief executive officer and chairman at Shuffle Master, Inc., a company that provided innovative products to the gaming industry. Mr. Lahti served as a director of PokerTek, Inc., a publicly traded company, from 2008 until it was sold in October 2014 (including serving as chairman of the board from 2012 to 2014), and he is also an independent director and chairman of the board of AFAM Capital, an investment manager. Within the past five years Mr. Lahti served on the board of directors of Voyager Oil & Gas, Inc., and more than five years ago Mr. Lahti served as the chairman of the board of directors of Shuffle Master, Inc. and served on the board of directors of Zomax, Inc. Through his public company board experience, he has participated on, and chaired, both Audit and Compensation Committees.

We believe Mr. Lahti is well-qualified to serve as a member of our board of directors due to his executive leadership, gaming and financing experience.

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Ho min Kim is co-Founder and Partner at SparkLabs Global Ventures. He is also a co-Founder and Partner at SparkLabs, a startup accelerator in Korea. He was also co-Founder and President of N3N, an IoT platform company and Cisco’s first Korean venture capital investment.

Previously, he was Chief Executive Officer of Nexonova, a game development studio of Nexon Corp (Japan Tokyo Stock Exchange: 3659) that specialized in Social Network Games. Prior to Nexonova, he served as Executive Vice President of Nexon Corp, and Head of Nexon’s Portal and Web Services. He received his B.S. in Bio-medical Engineering from Northwestern University, and also a M.S. in Bio-medical Engineering from Korea Advanced Institute of Science and Technology (KAIST). He also completed the Stanford University’s Graduate School of Business’s Executive Management Program.

We believe Ho min Kim is qualified to serve on our board of directors based on his extensive involvement in developing, scaling and operating gaming platforms.

Eric Qing Yang has served as Chairman of the Board and co-Chief Executive Officer of Ourgame since January 2011. Since joining Ourgame, Mr. Yang spearheaded the effort to refocus the company to its core competency of online card and board games and helped restore the company and its brand to its preeminence as one of the leading online card and board game platforms in China with more than 200 games titles and approximately 700 million registered users. Ourgame was listed in the Hong Kong Stock Exchange main board in June 2014. After Ourgame’s listing, Mr. Yang lead the effort to expand Ourgame’s business globally with the acquisition of the World Poker Tour in June 2015 and the launch of the company’s effort on eSports in China, the US and Europe and in the process transforming Ourgame into a global sports and entertainment company. Prior to Ourgame, Mr. Yang was a partner in IBM’s Global Services division from January 1995 to December 2010 and served in a number of senior management positions that provided consulting and outsourcing services to clients across a number of industries in China, Asia and globally that included director for Business Process Services for the Industrial and Distribution sectors for global emerging markets, director for managed business process services for small and medium business for Asia Pacific and partner for Distribution sector for Greater China. Mr. Yang holds a bachelor of science degree from the University of California at Berkeley and an EMBA from the Cheung Kong Graduate School of Business.

We believe Mr. Yang is well-qualified to serve as a member of our board of directors due to his experience in the online gaming market and his industry and financing experience.

Adam Pliska has been with the World Poker Tour since 2003. As President and CEO, Mr. Pliska has overseen the entire WPT business portfolio, including but not limited to live events, online services, televised broadcasts, and WPT office personnel in Los Angeles, London and Beijing. He is one of the longest serving executives in the poker industry and was named the American Poker Awards Industry Person of the Year for 2014. Under his watch, the WPT has witnessed massive global growth from 14 events to over 60 worldwide on 6 continents, has maintained historic ratings of one of the longest running television shows in US history and has awarded more than a billion dollars over its 17 years. In addition to his position as CEO, Adam serves as Executive Producer of the World Poker Tour television show and is the co-writer of the WPT Theme song Rise Above.

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From November 2000 to June 2002, Mr. Pliska served as the Vice-President of Legal and Business Affairs and eventually General Counsel for Anticipa, LLC, a multi-media company headed by the futurist, Alvin Toffler, a Telmex Corporation. In addition, Mr. Pliska served as an associate at the law firm of Sonnenschein, Nath & Rosenthal in Los Angeles from July 1999 to November 2000, where he worked on various litigation and intellectual property matters. Before his legal career, Mr. Pliska worked as a television producer in connection with noted industry veteran Al Burton, including work at Universal Television and Castle Rock Entertainment where he produced and developed numerous television properties. Mr. Pliska contributed and worked on various programs including The New Lassie, Baywatch, Out of the Blue, and shares an Emmy Award for his contributions to television creative development. While at Berkeley Law, he worked as a research assistant to Professor John Yoo and was an external to the 9th Circuit Court of Appeals for the Judge Alex Kozinski and at the Governor's Office of Legal Affairs in the state of California for then Governor Pete Wilson.

He has served as a mentor of the Tiger Wood’s Foundation Earl Woods Scholar program, is a member of the Pacific Council, a director of the WPT Foundation and on the board of the GOCAT (Greater Orange County Community Arts Theater). Mr. Pliska holds a B.A. from the University of Southern California’s School of Cinematic Arts and a J.D. from University of California Berkeley’s Law School, Boalt Hall.

We believe Mr. Pliska is well-qualified to serve as a member of our board of directors due to his extensive experience with the WPT and his relationships and contacts in the gaming industry.

Maya Rogers has served as President and Chief Executive Officer of Blue Planet Software, the sole agent of the Tetris brand, since 2011. The Tetris brand is one of the leading and most distinctive video game brands and franchises in the world, and Ms. Rogers has led the strategic vision and management of the Tetris brand worldwide, now celebrating its 35th anniversary year. Under her charge, the Tetris brand has doubled its revenues, and broadened its business portfolio into merchandising, movie entertainment, casino gaming, and virtual reality (VR).  The Tetris brand’s global licensee network includes major video game publishers, including Nintendo, Electronic Arts, Ubisoft, Sega, as well as many partners in electronics, toys, apparel, lifestyle goods, entertainment and more. Billions of Tetris games are played online every year, and over 500 million paid Tetris mobile games have been downloaded to date.

Ms. Rogers is also Founding Partner of Blue Startups, Hawaii’s first venture accelerator, which helps early stage startups accelerate their businesses with investments and mentoring. Since 2014, Blue Startups has invested in 76 companies, attracting over $120 million in follow-on funding. Blue Startups is currently ranked Top 20 accelerator in the U.S.  Ms. Rogers’ role includes bringing investment opportunities to the portfolio of companies, mentoring teams, and playing a key role in bridging business relationships with the U.S. and across Asia. Blue Startups also runs Hawaii’s annual premier startup conference, East Meets West, bridging access between entrepreneurs and investors in Asia and the U.S. In 2019, Blue Startups received the Hawaii Venture Capital Association’s Investor of the Year Award.

From 2007 to 2009, Ms. Rogers worked as a Director of Business Development at Tetris Online China on the go-to-market strategy assessment on mid to long-term feasibility for Tetris to enter the Chinese online PC market. There she pursued and negotiated with potential Chinese gaming companies for joint venture opportunities in Shanghai, Beijing and Taiwan.

Prior to heading Tetris, Ms. Rogers steered cross-culturalization and development efforts for Sony Interactive Entertainment where she executed and oversaw the localization strategies across Sony PlayStation games, including Sony’s top titles Gran Turismo and Hotshots Golf franchises.

Ms. Rogers currently serves on the boards of the Smithsonian Asian Pacific American Center, American Red Cross - Hawaii Chapter, Women’s Fund of Hawaii, Chamber of Commerce Hawaii, and the Daniel K. Inouye Asia-Pacific Center for Security Studies.

Ms. Rogers holds a BS in Business Administration from Pepperdine University and an Executive MBA from Pepperdine Graziadio School of Business and Management.

We believe Ms. Rogers is well-qualified to serve as a member of our board of directors due to her long-term experience in the electronic game industry and her international background in gaming, merchandising, licensing and business development.

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Dr. Kan Hee Anthony Tyen has been an independent non-executive Director of Ourgame since March 2018. He is also the chairman of Audit Committee, a member of the Remuneration Committee, the Risk Management Committee and the Nomination and Corporate Governance Committee of Ourgame’s board of directors. Dr. Tyen is currently also an independent non-executive director of Melco International Development Limited (since June 2010) and China Baofeng (International) Limited (formerly known as Mastercraft International Holdings Limited)(since February 2016). Both companies are listed on the Hong Kong Stock Exchange. He is also the chairman of the audit committees of both companies.

Dr. Tyen was previously an independent non-executive director of four Hong Kong listed companies, namely, Value Convergence Holdings Limited, Recruit Holdings Limited, ASR Logistics Holdings Limited, and Summit Ascent Holdings Limited. He was also an independent director of Entertainment Gaming Asia Inc., a company listed at the time on the NASDAQ Capital Market in the United States, as well as Alpha Peak Leisure Inc., a company listed on the TSX Venture Exchange in Canada.

He started his career with Price Waterhouse in 1977 and later joined KPMG and Morgan Guaranty Trust Company before incepting his own practice in 1985. His practice later merged with Grant Thornton and Dr. Tyen became a partner with the firm between 1990 and 1998. After a short spell with a local bank in 2001, Dr. Tyen resumed his own practice in 2003.

Dr. Tyen holds a Doctoral degree in Philosophy (School of Accountancy, 1998) and a Master degree in Business Administration (1986), both from The Chinese University of Hong Kong. He is an associate member of the Hong Kong Institute of Certified Public Accountants (since 1981) and the Taxation Institute of Hong Kong (since 1985). Dr. Tyen is also a fellow member of The Association of Chartered Certified Accountants (fellow since 1985), the Institute of Chartered Secretaries and Administrators (fellow since 2002) and The Hong Kong Institute of Directors (fellow since 2012). He is currently a practicing certified public accountant in Hong Kong and has over 41 years' experience in auditing, accounting, management and company secretarial practice.

We believe Dr. Tyen is well-qualified to serve as a member of our board of directors due to his extensive experience in governing public companies, including those in the United States, and his extensive background in accounting.

Family Relationships

Mr. Bradley Berman, one of our director nominees, is the son of Mr. Lyle Berman, one of our director nominees. There are no family relationships between any of the other executive officers and directors.

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Board Leadership Structure and Role in Risk Oversight

Upon consummation of the business combination, Lyle Berman will be appointed as Chairman of the Board and Eric Yang will be appointed as Vice Chairman. Frank Ng will be our Chief Executive Officer. We believe that separating the positions of Chairman of the Board and Chief Executive Officer separate will permit our Chief Executive Officer to concentrate his efforts primarily on managing business operations and development. This will also allow us to maintain an independent Chairman of the Board who oversees, among other things, communications and relations between our board of directors and senior management, consideration by our board of directors of the company’s strategies and policies, and the evaluation of our principal executive officers by our board of directors.

Meetings and Committees of the Board of Directors of BRAC

During the fiscal years ended December 31, 2018 and 2017, BRAC’s board of directors held 5 and 1 meetings, respectively. We expect our directors to attend all board meetings and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each of our current directors attended all of the meetings of the board and meetings of committees of which he was a member in fiscal year 2018 and 2017. Although we do not have any formal policy regarding director attendance at stockholder meetings, we attempt to schedule meetings so that all directors can attend.

We have a separately standing audit committee and compensation committee. Our audit committee is composed of three independent directors and our compensation committee is composed solely of independent directors.

Independence of Directors

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We currently have four “independent directors”, Messrs. Bradley Berman, Benjamin Oehler, Joseph Lahti, and Lyle Berman, as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

After the business combination, the BRAC Common Stock and BRAC Warrants will continue to be listed on Nasdaq, and we will adhere to the rules of Nasdaq in determining whether a director is independent. We have determined that Messrs. Bradley Berman, Benjamin Oehler, Joseph Lahti, Lyle Berman, Eric Qing Yang, Maya Rogers, Dr. Kan Hee Anthony Tyen and Ho min Kim will be “independent directors” after the business combination.

Audit Committee Information

Messrs. Benjamin Oehler, Joseph Lahti, and Lyle Berman serve as members of our audit committee. Mr. Oehler serves as chairman of the audit committee. Upon consummation of the Mergers, the audit committee will consist of Benjamin Oehler (chairman), Joseph Lahti, and Anthony Tyer. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee. The rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. All members named in this committee are independent.

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Each member of the audit committee is financially literate and our board of directors has determined that Mr. Oehler qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which is available on BRAC’s Web site, https://www.blackridgeacq.com/. Responsibilities of the audit committee include:

•	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management major risk assessment and risk management policies;

•	monitoring the independence of our independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

During the fiscal years ended December 31, 2018 and 2017, BRAC’s audit committee held 4 and 2 meetings, respectively. Each of our audit committee members attended all of the meetings of the audit committee in fiscal year 2018 and 2017.

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Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors,” as defined for audit committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that each member of the audit committee (both currently and those expected to be members upon consummation of the Mergers) satisfies Nasdaq’s definition of financial sophistication and that Benjamin Oehler qualifies as an “audit committee financial expert” as defined under rules and regulations of the SEC.

Nominating Committee Information

Messrs. Bradley Berman, Lyle Berman, and Benjamin Oehler serve as members of our nominating committee. Mr. Bradley Berman serves as chairman of the nominating committee. Upon consummation of the Mergers, the nominating committee will consist of Eric Yang (chairman), Ho Min Kim, and Lyle Berman.

Each member of the nominating committee is independent under the applicable Nasdaq listing standards. The nominating committee has a written charter. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. During the fiscal years ended December 31, 2018 and 2017, the nominating committee did not meet. The nominating committee met one time in 2019 to approve the nominees for election at this meeting.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the nominating committee charter (which is available on BRAC’s Web site, https://www.blackridgeacq.com/), generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

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The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee Information

Messrs. Lyle Berman, Joseph Lahti, and Benjamin Oehler serve as members of our compensation committee. Mr. Lyle Berman serves as chairman of the compensation committee. Upon consummation of the Mergers, the compensation committee will consist of Maya Rogers (chairman), Ho Min Kim, and Bradley Berman.

Each of the members of the compensation committee is independent under the applicable Nasdaq listing standards. The compensation committee has a written charter. The compensation committee’s duties, which are specified in the compensation committee charter (which is available on BRAC’s Web site, https://www.blackridgeacq.com/), include, but are not limited to:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating BRACs Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of BRAC’s Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

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EXECUTIVE COMPENSATION

BRAC Executive Officer Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on October 4, 2017 and continuing through the consummation of the business combination, we have paid and will pay Black Ridge Oil & Gas Inc. an aggregate fee of $10,000 per month for providing us with office space and certain office and secretarial services. This arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

Other than the $10,000 per month administrative fee, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

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Noble and AEM Executive Officer Compensation

Summary Compensation Table
Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($)(f)	Nonequity incentive plan compensation ($) (g)	Nonqualified deferred compensation earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)
Judson Hannigan, CEO of Allied Esports	2016 2017 2018	108,000(1) 218,580(2) 218,580(3)	-- -- --	-- -- 91,037(4)	-- -- --	-- -- --	-- -- --	-- -- --	108,000 218,580 309,617
Adam Pliska, President and CEO of the World Poker Tour and Director of Allied Esports	2016 2017 2018	304,500 314,931 409,407(5)	130,000 113,440 --	-- -- 7,078(6)	-- -- --	-- -- --	-- -- --	-- -- --	434,500 428,371 416,485
Ray Mikhail, principal accounting officer of Allied Esports	2016 2017 2018	-- 54,580(7) 175,000	-- -- --	-- -- 13,546(8)	-- -- --	-- -- --	-- -- --	-- -- --	-- 54,580 188,546
Deborah Frazzetta, principal accounting officer of the World Poker Tour (9)	2016 2017 2018	159,634 164,331 181,383	30,025 25,541 --	-- --	-- --	-- --	-- --	-- --	189,659 189,872 181,383
David Moon, Chief Operating Officer of Allied Esports	2016 2017 2018	-- -- 179,833(10)	-- -- --	-- -- 21,777(11)	-- -- --	-- -- --	-- -- --	-- -- --	-- -- 201,610

(1)	Consulting services fee was paid to Big Turn International Limited, a company to which Mr. Hannigan has an ownership interest in, during 2016.
(2)	Consulting services fee was paid to Big Turn International Limited, a company to which Mr. Hannigan has an ownership interest in, totaling $170,580. Mr. Hannigan’s services as a full time employee began in September 2017 with a total earned salary of $48,000 in 2017.
(3)	Consulting services fee was paid to Big Turn International Limited, a company to which Mr. Hannigan has an ownership interest in, totaling $74,580. Mr. Hannigan’s services as a full time employee earned a total salary of $143,420 in 2018.
(4)	Pursuant to a Stock Purchase Agreement dated November 5, 2018, and as amended on December 17, 2018 and April 16, 2019, Mr. Hannigan purchased 275,871 restricted shares of common stock of Allied Esports Media, Inc. (f/ka/ Allied Esports Entertainment, Inc.) at a price per share of $0.001. The shares are subject to the following forfeiture provisions: (i) if the Mergers are not consummated on or prior to July 1, 2019, upon request of Allied Esports Media, Inc. Mr. Hannigan will exchange such shares for options to purchase an equal amount of shares of common stock of Allied Esports International, Inc.; (ii) effective upon the Mergers and continuing until the one-year anniversary of the Closing Date (the “Forfeiture Period”), Mr. Hannigan will forfeit the shares unless he provides substantial services to AEM or its affiliates; and (iii) such risk of forfeiture will lapse upon the first to occur of (A) the end of the Forfeiture Period, as described above; (B) the termination of Mr. Hannigan’s services for any reason other than fraud, embezzlement or similar serious offense involving AEM or its affiliates, (C) a merger or sale of AEM (excluding the Mergers), or (D) the death or disability of Mr. Hannigan.

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(5)	$85,000 of such compensation was paid to Mr. Pliska (via Trisara, a consulting company he is a member of) for his services as a director to Ourgame and the Allied Esports and WPT entities.
(6)	Pursuant to a Stock Purchase Agreement dated November 5, 2018, and as amended on December 17, 2018 and April 16, 2019, Mr. Pliska purchased 21,447 restricted shares of common stock of Allied Esports Media, Inc. (f/ka/ Allied Esports Entertainment, Inc.) at a price per share of $0.001. The shares are subject to the following forfeiture provisions: (i) if the Mergers are not consummated on or prior to July 1, 2019, upon request of Allied Esports Media, Inc. Mr. Pliska will exchange such shares for options to purchase an equal amount of shares of common stock of Allied Esports International, Inc.; (ii) during the Forfeiture Period, Mr. Pliska will forfeit the shares unless he provides substantial services to AEM or its affiliates; and (iii) such risk of forfeiture will lapse upon the first to occur of (A) the end of the Forfeiture Period, as described above; (B) the termination of Mr. Pliska’s services for any reason other than fraud, embezzlement or similar serious offense involving AEM or its affiliates, (C) a merger or sale of AEM (excluding the Mergers), or (D) the death or disability of Mr. Pliska.
(7)	Mr. Mikhail’s annual salary in 2017 was $175,000. The amount reflected in the above table represents the portion of that salary paid to Mr. Mikhail while he was employed in 2017.
(8)	Pursuant to a Stock Purchase Agreement dated November 5, 2018, and as amended on December 17, 2018 and April 16, 2019, Mr. Mikhail purchased 41,048 restricted shares of common stock of Allied Esports Media, Inc. (f/ka/ Allied Esports Entertainment, Inc.) at a price per share of $0.001. The shares are subject to the following forfeiture provisions: (i) if the Mergers are not consummated on or prior to July 1, 2019, upon request of Allied Esports Media, Inc. Mr. Mikhail will exchange such shares for options to purchase an equal amount of shares of common stock of Allied Esports International, Inc.; (ii) during the Forfeiture Period, Mr. Mikhail will forfeit the shares unless he provides substantial services to AEM or its affiliates; and (iii) such risk of forfeiture will lapse upon the first to occur of (A) the end of the Forfeiture Period, as described above; (B) the termination of Mr. Mikhail’s services for any reason other than fraud, embezzlement or similar serious offense involving AEM or its affiliates, (C) a merger or sale of AEM (excluding the Mergers), or (D) the death or disability of Mr. Mikhail.
(9)	Ms. Frazzetta has a severance agreement that entitles her to be paid six months of her base salary if terminated in connection with a sale or merger of the company in which she does not continue to have employment post-transaction. We do not believe that the Mergers will trigger this severance payment.
(10)	Mr. Moon was paid as a consultant for providing services to Allied Esports in 2018. Upon closing of the Mergers, Mr. Moon will be appointed as the Chief Operating Officer of BRAC.
(11)	Pursuant to a Stock Purchase Agreement dated November 5, 2018, and as amended on December 17, 2018 and April 16, 2019, Mr. Moon purchased 65,992 restricted shares of common stock of Allied Esports Media, Inc. (f/ka/ Allied Esports Entertainment, Inc.) at a price per share of $0.001. The shares are subject to the following forfeiture provisions: (i) if the Mergers are not consummated on or prior to July 1, 2019, upon request of Allied Esports Media, Inc. Mr. Moon will exchange such shares for options to purchase an equal amount of shares of common stock of Allied Esports International, Inc.; (ii) during the Forfeiture Period, Mr. Moon will forfeit the shares unless he provides substantial services to AEM or its affiliates; and (iii) such risk of forfeiture will lapse upon the first to occur of (A) the end of the Forfeiture Period, as described above; (B) the termination of Mr. Moon’s services for any reason other than fraud, embezzlement or similar serious offense involving AEM or its affiliates, (C) a merger or sale of AEM (excluding the Mergers), or (D) the death or disability of Mr. Moon.

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In general, Allied Esports and WPT compensates its executive officers through a combination of salary and bonuses. Bonuses have generally been tied to performance metrics agreed to by the applicable board of directors and if earned, are typically between 10% and 20% of the applicable employee’s annual salary (although in the case of Mr. Pliska, that bonus percentage could be as high as 60% of his annual salary). Both companies offer 401(K) benefits (including, in the case of WPT, a matching contribution of up to 4% of the employee’s annual salary), medical, dental, life insurance and disability coverage, flexible benefit accounts, and an employee assistance program. Both companies also provide vacation and other paid holidays to employees. Other than certain senior-level executives, both companies typically do not enter into employment agreements with their employees.

Adam Pliska Employment Agreement.

Adam Pliska, who serves as President and CEO of the WPT entities and as an executive for Ourgame, and who will serve as President of BRAC and CEO of the WPT Entities after the consummation of the Mergers, has an Executive Engagement Agreement with Ourgame, dated as of January 24, 2018 and as amended in June 2018 (the “Pliska Employment Agreement”). Although the Pliska Employment Agreement is between Mr. Pliska and Ourgame, any payments owed Mr. Pliska under the agreement are guaranteed by WPT. In addition to the standard 401(k), healthcare, paid vacation and similar benefits provided to all employees, the Pliska Employment Agreement contains the following general terms:

•	Four-year term, expiring on January 24, 2022 (the “Term”), subject to renewal upon mutual agreement.
•	Annual salary (subject to annual review) of not less than $400,000, whereby $315,000 is allocated to his employment services and $85,000 is allocated to consultancy and board compensation services (the “Consulting Compensation”) payable to a consulting company Mr. Pliska is a member of, Trisara Ventures, LLC (“Trisara”). If Mr. Pliska no longer provides consulting and board services during the Term, his salary would be increased to make up the loss of the Consulting Compensation.
•	If Mr. Pliska’s employment is terminated for any reason during the Term, he will be entitled to any payments due under the Pliska Employment Agreements, including all salary and Consulting Compensation that would have been paid during the Term. After the Term or any renewal thereof, Mr. Pliska will be entitled to a severance payment of 12 month’s salary (including Consulting Compensation) plus 12 months of benefits if his employment is terminated for any reason other than fraud, misappropriation, dishonesty, stealing and/or embezzlement (each a termination for “Cause”).
•	In the event of the termination of Mr. Pliska’s employment of the sale of WPT from Ourgame, Ourgame’s obligations to Trisara will continue; provided, however, the current maximum yearly payment shall increase from $85,000 to $150,000 adjusted yearly to higher of inflation or the deemed inflation rate of Ourgame)
•	Upon any termination of Mr. Pliska’s employment, in light of his 15 years of experience with WPT, Trisara will continue to receive a consulting fee of $100,000 per year (subject to increase for inflation) for as long as is legally permissible, up to a maximum of forty (40) years; provided that Mr. Pliska will not take full time employment with the World Series of Poker without the written consent of WPT for so long as such payments are made.
•	Annual performance bonuses upon reaching certain EBITDA performance objectives of up to 40% of Mr. Pliska’s annual salary, as well as bonuses of up to 60% of Mr. Pliska’s base salary if he exceeds such performance objectives.
•	Grant of equity incentives in any annual grant program at a level commensurate for his title and subject to established performance standards.
•	A bonus payable to Trisara upon the sale of WPT equal to 2% of the total gross proceeds from the sale of the WPT business up to $45 million, and an additional 1% of any amounts over $45 million. Since the WPT business is valued at $50 million for purposes of the Mergers, Trisara will be entitled to a payment of $950,000 in connection with the above provisions upon the closing of the Mergers.
•	The right to receive a profitability payment of up to $1.5 million in the event the WPT business reduced its losses or became profitable during the term of the Pliska Employment Agreement. Pursuant to Ourgame’s and WPT’s standard employee bonus policies, in early 2019, Ourgame and WPT determined that Mr. Pliska is entitled to receive the full $1.5 million payment. Although Mr. Pliska has earned the payment, it has not yet been paid to him, and the parties contemplate that the payment will be made upon consummating the closing of the Mergers.

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•	Unless terminated for Cause, any termination of Mr. Pliska would immediately accelerate the vesting of any unvested equity awards previously granted.
•	Mr. Pliska is prohibited during the Term from (i) becoming employed in any activity similar to or competitive with the business or activities of Ourgame or Ourgame’s parent corporation, provided that legal services, investment services and non-poker related television shall not be deemed competitive if not engaged on a full time basis (ii) seeking to persuade any director, officer, employee, agent or independent contractor of Ourgame or Ourgame’s parent corporation, to discontinue that individual’s status or employment with Ourgame or Ourgame’s parent corporation; (iii) hiring or retaining any such person who is at such time or was associated with Ourgame or Ourgame’s parent corporation within one (I) year prior to the cessation of the employment of Mr. Pliska; or (iv) soliciting (or causing or authorizing), directly or indirectly, to be solicited, for or on behalf of himself or any third party, any business from others who are then or were at any time within one (1) year prior to the cessation of Mr. Pliska’s employment, except for Mr. Pliska’s long-time assistant if he so choices.
•	Mr. Pliska further agrees in his employment agreement to keep all confidential information of Ourgame confidential.

David Moon Engagement Agreement.

David Moon, who serves as a consultant to Allied Esports and Ourgame, and who will serve as COO of BRAC after the consummation of the Mergers, has an Engagement Agreement with Allied Esports, dated December 1, 2018 (the “Moon Agreement”) pursuant to which he provides global business executive advisory services to AEM. The Moon Agreement contains the following general terms:

•	One year term, expiring on December 31, 2019. AEM may terminate the consulting agreement prior to the end of the term for (i) Moon’s material breach of the agreement or failure to perform the services in a competent manner and such breach or failure is not cured within 30 days of written notice; or (ii) any willful or grossly negligent act or omission by Moon having a material adverse effect on AEM or its ability to close the Mergers. Moon may terminate the consulting agreement prior to the end of the term if AEM materially breaches the terms of the consulting agreement and fails to cure such breach within 30 days of written notice.
•	Monthly base compensation of $20,833 per month, with a benefits stipend of $1500 per month.
•	Upon closing of the Mergers, Mr. Moon will be appointed as COO of BRAC, with executive compensation and incentive terms on a most-favored-nations basis with other C-level employees.
•	Mr. Moon further agrees to keep all confidential information of AEM confidential.

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Profit Participation Agreements.

In January 2018, members of the senior management of WPT entered into Profit Participation Agreements with Ourgame, pursuant to which Ourgame agreed to pay such employees (i) a designated percentage (varying between .5% and 4.5%) of any profit earned by WPT during each fiscal year (terminating upon the sale, merger or other disposition of WPT), and (ii) a payment equal to that designated percentage of the proceeds from any sale, merger or other disposition of WPT in which Ourgame was paid at least $45 million. The closing of the Mergers will trigger such a payment to WPT senior management, at a deemed value of WPT of $50 million, and such agreements will be terminated as a result of the Mergers. Mr. Pliska will receive a payment of $2,000,120 and Deborah Frazzetta, WPT’s VP of Finance, will receive a payment of $490,753 in exchange for their 4.0% and 1.5% shares of such proceeds, respectively. Mr. Pliska’s payment is in addition to the $1.5 million payment owed to Mr. Pliska under his employment agreement, discussed above.

Outstanding Equity Awards at Fiscal Year-End
	Option Awards(1)					Stock Awards
Name (a)	Number of securities underlying unexercised options exercisable (#) (b)	Number of securities underlying unexercised options unexercisable (#) (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (j)

Judson Hannigan, CEO of Allied Esports	–	–	–	–	–	275,871	91,037	–	–
Adam Pliska, President and CEO of the World Poker Tour and Director of Allied Esports	–	–	–	–	–	21,627	7,077	–	–
David Moon, COO of Allied Esports	--	--	--	--	--	65,992	21,777
Ray Mikhail, principal accounting officer of Allied Esports	–	–	–	–	–	41,392	13,545	–	–
Deborah Frazzetta, principal accounting officer of the World Poker Tour	–	–	–	–	–	–	–	–	–

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Director Compensation
Name (a)	Fees earned or paid in cash ($) (b)		Stock awards ($) (c)		Option awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)
Kwok Leung Frank Ng	20,000	(1)	68,751	(2)	–	–	–	–	88,751
Eric Qing Yang	5,385	(3)	68,729	(4)	–	–	–	–	74,114

(1)	Mr. Leung received this payment for his service as a director to the Allied Esports and WPT entities in 2018.
(2)	Pursuant to a Stock Purchase Agreement dated November 5, 2018, and as amended on December 17, 2018 and April 16, 2019, Mr. Leung purchased 208,339 restricted shares of common stock of Allied Esports Media, Inc. (f/ka/ Allied Esports Entertainment, Inc.) at a price per share of $0.001. The shares are subject to the following forfeiture provisions: (i) if the Mergers are not consummated on or prior to July 1, 2019, upon request of Allied Esports Media, Inc. Mr. Leung will exchange such shares for options to purchase an equal amount of shares of common stock of Allied Esports International, Inc.; (ii) during the Forfeiture Period, Mr. Leung will forfeit the shares unless he provides substantial services to AEM or its affiliates; and (iii) such risk of forfeiture will lapse upon the first to occur of (A) the end of the Forfeiture Period, as described above; (B) the termination of Mr. Leung’s services for any reason other than fraud, embezzlement or similar serious offense involving AEM or its affiliates, (C) a merger or sale of AEM (excluding the Mergers), or (D) the death or disability of Mr. Leung.
(3)	Mr. Yang received this payment for his service as a director to the Allied Esports and WPT entities in 2018.
(4)	Pursuant to a Stock Purchase Agreement dated November 5, 2018, and as amended on December 17, 2018 and April 16, 2019, Mr. Yang purchased 208,272 restricted shares of common stock of Allied Esports Media, Inc. (f/ka/ Allied Esports Entertainment, Inc.) at a price per share of $0.001. The shares are subject to the following forfeiture provisions: (i) if the Mergers are not consummated on or prior to July 1, 2019, upon request of Allied Esports Media, Inc. Mr. Yang will exchange such shares for options to purchase an equal amount of shares of common stock of Allied Esports International, Inc.; (ii) during the Forfeiture Period, Mr. Yang will forfeit the shares unless he provides substantial services to AEM or its affiliates; and (iii) such risk of forfeiture will lapse upon the first to occur of (A) the end of the Forfeiture Period, as described above; (B) the termination of Mr. Yang’s services for any reason other than fraud, embezzlement or similar serious offense involving AEM or its affiliates, (C) a merger or sale of AEM (excluding the Mergers), or (D) the death or disability of Mr. Yang.

Executive Officer Compensation Following the Business Combination

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

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THE INCENTIVE PLAN PROPOSAL

At the special meeting, we are asking you to approve an equity incentive plan (the “Equity Plan”) which was adopted by BRAC’s board on [●], 2019. The Equity Plan will only be submitted to you for approval if the Merger Proposal and Charter Proposals have been approved by the stockholders at the special meeting. Further, the Equity Plan will only become effective if approved by the stockholders at the special meeting.

The purpose of the Equity Plan is to further align the interests of eligible participants with those of our stockholders by providing long-term incentive compensation opportunities tied to the performance of the BRAC Common Stock. We believe that, to be successful, our employees need to think like owners. Consistent with this philosophy, our equity program will be broad-based to provide us with a competitive advantage in our efforts to hire and retain top talent. In order to make grants of equity in accordance with the compensation philosophy adopted our board’s compensation committee, the board has approved and is asking you to approve the Equity Plan.

Key Plan Attributes

The Equity Plan contains several features designed to protect shareholder interests and to reflect our compensation principles and practices, including:

•	setting a fixed number of shares authorized for issuance, and requiring stockholder approval for any increases;

•	prohibiting “evergreen” share provisions;

•	not granting discounted stock options or stock appreciation rights (“SARs”);

•	limiting the size of individual grants;

•	prohibiting award repricing without shareholder approval;

•	allowing broad discretion to determine the treatment of awards upon a change in control; and

•	permitting clawback of benefits for certain bad acts during and after the grantee’s service.

Material Terms of the Equity Plan

The following summary of the material terms of the Equity Plan is qualified in its entirety by the full text of the Equity Plan, which has been filed as Annex C to this Proxy Statement.

Eligible Persons

Persons eligible to receive awards under the Equity Plan include our employees, non-employee members of our board, consultants, or other personal service providers of the Company or any of its subsidiaries. The compensation committee of our board determines from time to time the participants to whom awards will be granted.

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Administration

Our board or a committee appointed by our board will administer the Equity Plan. For this purpose, our board has delegated general administrative authority for the Equity Plan to the compensation committee. The compensation committee determines the number of shares of common stock that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares of common stock or the award. Along with other authority granted to the compensation committee under the Equity Plan, the compensation committee may (i) determine the recipients of awards, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the Equity Plan and terms of the awards, (iv) adopt rules for the administration, interpretation, and application of the Equity Plan as are consistent therewith, and interpret, amend, or revoke any such rules, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Equity Plan or any award thereunder, (vii) make all determinations it deems advisable for the administration of the Equity Plan, (viii) decide all disputes arising in connection with the Equity Plan and to otherwise supervise the administration of the Equity Plan, (ix) subject to the terms of the Equity Plan, amend the terms of an award in any manner that is not inconsistent with the Equity Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time (including, but not limited to, upon a change of control or upon termination of service under certain circumstances, as set forth in the award agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Equity Plan by eligible persons who are foreign nationals or employed outside of the United States.

Incentive Awards

The Equity Plan authorizes stock options, stock appreciation rights, restricted stock, restricted stock units, cash performance awards, as well as other awards (described in the Equity Plan) that are responsive to changing developments in management compensation. The Equity Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. An option or SAR will expire no later than ten years from the date of grant. Awards will vest in accordance with the schedule set forth in the applicable award agreement.

Stock Option. A stock option is the right to purchase shares of common stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share of common stock on the date of grant. An option may either be an Incentive Stock Option (“ISO”) or a nonstatutory stock option (“NSO”). ISO benefits are taxed differently from NSOs, as described under “Material U.S. Federal Income Tax Consequences,” below. ISOs also are subject to more restrictive terms and are limited in amount by the Internal Revenue Code of 1986, as amended (the “Code”) and the Equity Plan. Full payment for shares of common stock purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the compensation committee.

SARs. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the compensation committee at the time of grant of the SAR but will not be less than the fair market value of a share of common stock on the date of grant. SARs may be granted in connection with other awards or independently.

Restricted Stock. A restricted stock award is typically for a fixed number of shares of common stock subject to restrictions. The compensation committee specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares. A stock bonus may be granted to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the compensation committee. The number of shares so awarded shall be determined by the compensation committee and may be granted independently or in lieu of a cash bonus.

Restricted Stock Units. A restricted stock unit is similar to an SAR except that it entitles the recipient to receive an amount equal to the fair market value of a share of common stock.

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Authorized Shares; Limits on Awards; Lapsed Awards

The maximum number of shares of common stock that may be issued or transferred pursuant to awards under the Equity Plan is 15% of the outstanding BRAC common stock upon consummation of the Mergers, subject to certain adjustments under the Equity Plan. If any outstanding award under the Equity Plan is canceled, expired, forfeited, surrendered, terminated or settled by delivery of fewer shares of common stock than the number underlying an applicable award, the shares of common stock subject to the cancelled, expired, forfeited, surrendered, terminated, or settled without payment portion of the award shall be added to the maximum number of shares of common stock authorized under the Equity Plan.

Material U.S. Federal Income Tax Consequences

The following summary briefly describes current U.S. federal income tax consequences of rights under the Equity Plan. The summary is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, however, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Equity Plan are encouraged to consult their own professional tax advisors concerning tax aspects of rights under the Equity Plan and should be aware that tax laws may change at any time.

•	Incentive Stock Options. A participant to whom an incentive stock option, within the meaning of Section 422 of the Code, is granted generally will not recognize income at the time of grant or exercise of such option (although special alternative minimum tax rules may apply to the participant upon option exercise). No federal income tax deduction will be allowable to the Company upon the grant or exercise of such incentive stock option.

•	When the participant sells shares of common stock acquired through the exercise of an incentive stock option more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price, for which the company is not entitled to a federal income tax deduction. If the participant does not hold such shares for this period, when the participant sells such shares, the participant will recognize ordinary income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder, and the company will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

•

Nonqualified Stock Options. A participant to whom a nonqualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises a nonqualified stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value as of the date of a nonqualified stock option exercise of the shares of common stock of the company that the participant receives, over the option exercise price. The tax basis of such shares will be equal to the exercise price paid plus the amount includable in the participant’s gross income, and the participant’s holding period for such shares will commence on the day after which the participant recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the company will generally be entitled to a federal income tax deduction in respect of the exercise of nonqualified options in an amount equal to the ordinary income recognized by the participant. Any gain or loss recognized upon a subsequent sale or exchange of the shares of common stock of the company is treated as capital gain or loss for which the company is not entitled to a deduction.

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•	Stock Appreciation Rights. When a stock appreciation right is granted, there are no income tax consequences for the participant or the company. When a stock appreciation right is exercised, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise. The company is entitled to a deduction equal to the compensation recognized by the participant.

•	Restricted Stock. Unless an election is made by the participant under section 83(b) of the Code, the grant of an award of restricted stock will have no immediate tax consequences to the participant, and the company will not be allowed a tax deduction at the time the restricted stock are granted. Generally, upon the lapse of restrictions (as determined by the applicable restricted stock agreement between the participant and the company), a participant will recognize ordinary income in an amount equal to the fair market value of the shares of company common stock for which the restrictions lapse, less any amount paid, and the company will be allowed a corresponding tax deduction at that time. The participant’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The participant’s holding period for tax purposes will commence on the date on which the restrictions lapse.

•	A participant may make an election under section 83(b) of the Code within 30 days after the date of grant of an award of restricted stock to recognize ordinary income on the date of award based on the fair market value of shares of common stock of the company on such date, less any amount the participant paid for such common stock, and the company will be allowed a corresponding tax deduction at that time. A participant making such an election will have a tax basis in the restricted stock equal to the sum of the amount the participant recognizes as ordinary income and any amount paid for such restricted stock, and the participant’s holding period for such restricted stock for tax purposes will commence on the grant date. Any future appreciation in the common stock will be taxable to the participant at capital gains rates. However, if the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the participant’s Section 83(b) election.

•	With respect to restricted stock upon which restrictions have lapsed, when the participant sells such shares, the participant will recognize capital gain or loss consistent with the treatment of the sale of shares received upon the exercise of non-qualified options.

•	Restricted Stock Units. A participant to whom a restricted stock unit is granted generally will not recognize income at the time of grant. Upon delivery of shares of common stock of the company or cash in respect of an restricted stock unit, a participant will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares of common stock for which the restrictions lapse, less any amount paid (although the participant may become subject to employment taxes when the right to receive shares becomes “vested” due to retirement eligibility or otherwise), and the company will be allowed a corresponding tax deduction at that time. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the company is not entitled to a deduction.

•	Other Stock-Based Awards. With respect to other stock-based awards, participants will generally recognize ordinary income equal to the fair market value of the shares of common stock or the amount of cash paid on the date on which delivery of shares or payment in cash is made to the participant and the company will generally be allowed a corresponding tax deduction at that time.

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Each participant under the Plan will be responsible for payment of any taxes or similar charges required by law to be paid or withheld with respect to any award. Any required withholdings must be paid by participants on or prior to the payment or other event that results in taxable income with respect to an award. The award agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of award, which may include permitting participants to elect to satisfy the withholding obligation by tendering shares of common stock to the company or having the company withhold a number of shares of common stock having a value equal to the minimum statutory tax or similar charge required to be paid or withheld.

If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Code, Section 409A may impose additional taxes, interest and penalties on recipients of awards under the Equity Plan. All grants made under the Equity Plan are designed and intended to either be exempt from or comply with Section 409A of the Code to avoid such additional taxes, interest and penalties. However, in the event that the compensation committee determines that the awards are subject to Section 409A, the compensation committee shall have the authority to take such actions and to make such changes to the Equity Plan or an award agreement as the compensation committee deems necessary to comply with such requirements; provided, that no such action shall materially and adversely affect any outstanding award without the consent of the affected participant. Neither the compensation committee nor the company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Adjustments or Changes in Capitalization

In the event of any change in the outstanding shares of our common stock by reason of a recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution, merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change that affects our common stock, the aggregate number of shares of common stock available under the Equity Plan or subject to outstanding awards (including the exercise price of any awards) will be adjusted as the compensation committee deems necessary or appropriate. In addition, the compensation committee may adjust the terms and conditions of awards in recognition of unusual or nonrecurring events affecting us or in response to changes in applicable laws, regulations or accounting principles.

Termination of or Changes to the Equity Plan

Our board may amend or terminate the Equity Plan at any time and in any manner. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by our board, the Equity Plan will terminate on [●], 2029. Generally speaking, the compensation committee may amend outstanding awards in a manner consistent with the Equity Plan, subject, however, to the consent of the holder if the amendment materially and adversely affects such holder.

Acceleration of Awards; Possible Early Termination of Awards

Upon a change of control of the company, unless otherwise provided in an award agreement, the compensation committee is authorized, but not obligated, to make adjustments in the terms and conditions of the outstanding awards, including, among others, (i) continuing or assuming such outstanding awards, (ii) substituting such outstanding awards for awards with substantially the same terms, (iii)  accelerating the exercisability, vesting, and/or payment under such outstanding awards, or (iv) cancelling all or any portion of such outstanding awards for fair value (in the form of cash, shares of common stock, other property or any combination thereof) as determined in the sole discretion of the compensation committee.  For this purpose, a “change of control” is defined to include the acquisition by certain persons that results in such persons becoming the beneficial ownership of more than 50% of the voting power of the then outstanding voting securities of the Company.

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Transfer Restrictions

Subject to certain exceptions, awards under the Equity Plan are not assignable or transferable by the recipient and shall not be subject in any manner to assignment, alienation, pledge, encumbrance, or charge.

New Plan Benefits

The specific individuals who will be granted awards under the Equity Plan and the type and amount of such awards will be determined by the compensation committee. The number, value and type of award to be granted to such individuals under the Equity Plan in the future is undeterminable.

Interest of Directors and Executive Officers in the Equity Plan

Our officers and directors will be eligible to receive awards under the Equity Plan if it is approved by a majority of our stockholders at the special meeting. In addition, the Equity Plan provides that neither the company nor any member of a committee administering the Equity Plan will be liable for any action or determination made in good faith with respect to the Equity Plan or any award thereunder.  Accordingly, our officers and directors have a substantial interest in the approval of the Incentive Plan Proposal.

Required Vote

Adoption of the Incentive Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented in person or by proxy at the meeting and entitled to vote thereon.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

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THE ADJOURNMENT PROPOSAL

The Adjournment Proposal allows our board of directors to submit a proposal to adjourn the special meeting to a later date or dates if the officer presiding over the special meeting determines that it would be in the best interests of BRAC to adjourn the special meeting to give us more time to consummate the Mergers for whatever reason (such as if the Merger Proposal is not approved, if BRAC has net tangible assets of less than $5,000,001 after taking into account the holders of public shares who properly elect to convert their public shares into cash, or another condition to closing the business combination has not been satisfied). In no event will we solicit proxies to adjourn the special meeting or consummate the Mergers beyond the date by which it may properly do so under our amended and restated certificate of incorporation and Delaware law. The purpose of the Adjournment Proposal is to provide more time for us to complete the Mergers, such as providing more time to solicit additional proxies to vote in favor of the Merger Proposal, to meet the requirement that BRAC have net tangible assets of at least $5,000,001 after taking into account holders of public shares who have exercised their right to convert their public shares into a pro rata portion of the trust account, or to satisfy any other closing condition.

In addition to an adjournment of the special meeting upon approval of an Adjournment Proposal, the board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, we will issue a press release and take such other steps as we believe are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an Adjournment Proposal is presented to the meeting and is not approved by the stockholders, our board of directors may not be able to adjourn the special meeting to a later date if necessary. In such event, the Mergers would not be completed.

Required Vote

Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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OTHER INFORMATION RELATED TO BRAC

Introduction

BRAC is a blank check company formed under the laws of the State of Delaware on May 9, 2017. We were formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Prior to executing the Agreement with Allied Esports and Noble, our efforts were limited to organizational activities, completion of our initial public offering, and the evaluation of possible business combinations.

Initial Public Offering

On October 10, 2017, we consummated the initial public offering of 12,000,000 of its units. Each unit consisted of one share of common stock, one right to receive one-tenth of one share of common stock upon consummation of an initial business combination, and one redeemable warrant entitling the holder to purchase one share of common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $120,000,000. Simultaneously with the consummation of the initial public offering, we consummated the private placement of 400,000 units (“private units”) and the representative purchase options.

On October 18, 2017, we consummated the closing of the sale of an additional 1,800,000 units which were sold subject to the underwriter’s over-allotment option. We also consummated the closing of the sale of an additional 45,000 private units.

The 13,800,000 units sold in the initial public offering were sold at an offering price of $10.00 per unit, generating total gross proceeds of $138,000,000. The 445,000 private units were sold at a price of $10.00 per private unit, generating total gross proceeds of $4,450,000.

Proceeds Held in Trust

Of the gross proceeds of the initial public offering and private placement, $138,690,000 (or $10.05 per unit sold in the initial public offering) was placed in a trust account and invested in U.S. treasuries or United States bonds having a maturity of 180 days or less or money market funds meeting the applicable conditions of Rule 2a-7 under the Investment Company Act of 1940, as amended. As of the record date, BRAC held approximately $[●] in the trust account.

Except as described in the prospectus for our initial public offering and in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below, these proceeds will not be released until the earlier of the completion of an initial business combination and our redemption of 100% of the outstanding public shares upon our failure to consummate a business combination within the required time period.

Fair Market Value of Target Business

The target business or businesses that we acquire must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account (exclusive of deferred underwriting discounts and taxes payable) at the time of the execution of a definitive agreement for our initial business combination. As described elsewhere in this proxy statement, our board of directors determined that this test was met in connection with the proposed Mergers.

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Stockholder Approval of Business Combination

Under our amended and restated certificate of incorporation, in connection with any proposed business combination, we must seek stockholder approval of an initial business combination at a meeting called for such purpose at which public stockholders may seek to convert their public shares, regardless of whether they vote for or against the proposed business combination, subject to the limitations described in the prospectus for our initial public offering. Accordingly, in connection with the Mergers, public stockholders may seek to convert their public shares in accordance with the procedures set forth in this proxy statement.

Voting Restrictions in Connection with Stockholder Meeting

In connection with any vote for a proposed business combination, including the vote with respect to the Merger Proposal, all of our initial stockholders, as well as all of our officers and directors, have agreed to vote their initial shares, shares included in the private units as well as any shares of BRAC Common Stock acquired in the aftermarket, in favor of such proposed business combination.

None of our officers, directors, initial stockholders or their affiliates has purchased any shares of common stock in the open market or in private transactions. However, at any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding BRAC or its securities, the initial stockholders, AEM, Noble, Ourgame, and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Merger Proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire shares of BRAC Common Stock or vote their shares in favor of the Merger Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the public shares present and entitled to vote at the special meeting to approve the Merger Proposal vote in its favor and that BRAC have at least $5,000,001 of net tangible assets after taking into account holders of public shares exercising conversion rights, where it appears that such requirements would otherwise not be met. All shares repurchased by our affiliates pursuant to such arrangements would be voted in favor of the proposed business combination. As of the date of this proxy statement, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder.

Liquidation if No Business Combination

Under our amended and restated certificate of incorporation, if we do not complete the Mergers or another initial business combination by July 10, 2019 (or such later date as may be approved by BRAC’s stockholders in an amendment to BRAC’s amended and restated certificate of incorporation), we shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the public shares for cash for a redemption price per share, as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of our then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the board pursuant to Section 275(a) of the DGCL finding the dissolution of BRAC advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price shall be equal to a pro rata share of the trust account plus (a) any pro rata interest earned on the funds held in the trust account and not previously released to BRAC to pay its taxes and (b) the balance of BRAC’s net assets outside of the trust account at such time, divided by the total number of public shares then outstanding.

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Each of our initial stockholders has agreed to waive its rights to participate in any distribution from the trust account or other assets with respect to its initial shares and shares underlying the private units. There will be no distribution from the trust account with respect to BRAC Warrants and BRAC rights, which will expire worthless if BRAC is liquidated.

The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would be prior to the claims of its public stockholders. Although we have obtained waiver agreements from certain vendors and service providers we engaged and owe money to, and the prospective target businesses we have negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, and although we will seek such waivers from vendors we engage in the future, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the trust account notwithstanding such agreements.

Black Ridge Oil & Gas will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money for services rendered or contracted for or products sold to BRAC, but only if such a vendor or target business has not executed a waiver agreement. In the event that an executed waiver is deemed to be unenforceable against a third party, Black Ridge Oil & Gas will not be responsible to the extent of any liability for such third party claims. Furthermore, Black Ridge Oil & Gas will not be personally liable to our public stockholders and instead will only have liability to BRAC. There is no assurance that Black Ridge Oil & Gas will be able to satisfy its indemnification obligations if it is required to so as we have not required Black Ridge Oil & Gas to retain any assets to provide for its indemnification obligations, nor have we taken any further steps to ensure that it will be able to satisfy any indemnification obligations that arise.

Accordingly, the actual per-share redemption price could be less than approximately $10.05, plus interest, due to claims of creditors. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in BRAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least approximately $10.05 per share.

Our public stockholders are entitled to receive funds from the trust account only in the event of our failure to complete a business combination within the required time periods, if the stockholders seek to have BRAC convert their respective shares for cash upon a business combination which is actually completed, or if we seek certain amendments to our amended and restated certificate of incorporation prior to the consummation of a business combination or its liquidation. In no other circumstances does a stockholder have any right or interest of any kind to or in the trust account.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If we comply with certain procedures set forth in Section 280 of the DGCL intended to ensure that we make reasonable provision for all claims against us, including a 60-day notice period during which any third-party claims can be brought against us, a 90-day period during which we may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

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Furthermore, if we do not complete our initial business combination within the required time period and distribute our trust account to public stockholders upon the redemption of 100% of the public shares, such distribution is not considered a liquidation distribution under Delaware law, and if such redemption distribution is deemed to be unlawful, then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidation distribution. If we are unable to complete a business combination within the prescribed time frame, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to its obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, if a business combination does not occur, it is our intention to redeem our public shares as soon as reasonably possible following the expiration of the time periods described above and, therefore, we do not intend to comply with the procedures required by Section 280 of the DGCL, which would limit the amount and duration of our stockholders’ liability with respect to liquidating distributions as described above. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

Because we do not intent to comply with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for its payment of all existing and pending claims or claims that may be potentially brought against it within the subsequent 10 years. Because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

We will pay the costs of any subsequent liquidation from our remaining assets outside of the trust account. If such funds are insufficient, Black Ridge Oil & Gas has agreed to pay the funds necessary to complete such liquidation and has agreed not to seek repayment for such expenses.

Facilities

We currently maintain our principal executive offices at 110 North 5th Street, Suite 410, Minneapolis, Minnesota 55403. The cost for this space is included in the $10,000 per-month fee Black Ridge Oil & Gas charges us for general and administrative services commencing October 4, 2017 pursuant to a letter agreement between us and Black Ridge Oil & Gas. We believe, based on rents for comparable space and fees for similar services in Minneapolis, Minnesota area, that the fee charged by Black Ridge Oil & Gas is at least as favorable as we could have obtained from an unaffiliated person for such space and services. We consider our current office space, combined with the other office space otherwise available to our executive officers, adequate for our current operations.

Employees

We currently have three executive officers. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time that any members of our management will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process.

Legal Proceedings

There are no legal proceedings pending against BRAC.

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Periodic Reporting and Audited Financial Statements

We have registered our securities under the Exchange Act and have reporting obligations, including the requirement to file annual and quarterly reports with the Securities and Exchange Commission. In accordance with the requirements of the Exchange Act, our annual reports contain financial statements audited and reported on by our independent registered public accounting firm. We have filed with the SEC Annual Reports on Form 10-K covering the fiscal years ended December 31, 2018 and 2017 and Quarterly Reports on Form 10-Q covering the fiscal quarters ended June 30, 2017, September 30, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and March 31, 2019.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion of BRAC’s financial condition and results of operations should be read in conjunction with our consolidated financial statements and notes to those statements included in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. Please see “Forward-Looking Statements” and “Risk Factors” in this proxy statement.

Results of Operations

We have not generated any revenues to date, and we will not be generating any operating revenues until the closing and completion of our initial business combination. Our entire activity since inception has been related to our company’s formation, the initial public offering, a private placement offering, and since the closing of the initial public offering on October 10, 2017, a search for a business combination candidate. We have, and expect to continue to generate non-operating income in the form of interest income on cash and cash equivalents and investments in the trust account. We expect to continue to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended March 31, 2019, we had net income of $332,411, which consisted of operating expenses of $297,078, offset by other income from our Trust Account (interest income and unrealized gains on our assets held in trust) of $816,068 and including a provision for income taxes of $186,579.

For the three months ended March 31, 2018, we had net income of $234,699, which consisted of operating expenses of $146,260, offset by other income from our Trust Account (interest income and unrealized gains on our assets held in trust) of $475,626 and including a provision for income taxes of $94,667.

For the period from May 9, 2017 (inception) through December 31, 2017, we had net income of $93,150, which consisted of operating expenses of $130,159, offset by other income from our Trust Account (interest income offset by unrealized losses on our assets held in trust) of $290,353 and including a provision for income taxes of $67,044.

For the year ended December 31, 2018, we had net income of $1,141,199, which consisted of operating expenses of $823,779, offset by other income from our Trust Account (interest income and unrealized gains on our assets held in trust) of $2,540,851 and including a provision for income taxes of $575,873.

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Liquidity and Capital Resources

We presently have no revenue. Our net operating expenses were $297,078 and $146,260 for the three months ended March 31, 2019 and 2018, respectively, $823,779 for the year ended December 31, 2018 and $130,159 for the period from May 9, 2017 (inception) through December 31, 2017. The operating expenses consisted primarily of management fees paid to our sponsor, professional fees and other costs related to our search for a business combination and expenses incurred in connection with our Proposed Business Combination. Through March 31, 2019, our liquidity needs were satisfied through receipt of approximately $518,000 held outside of the Trust Account from the sale of Units upon closing of the initial public offering, $25,000 from the sale of the founders’ shares, and proceeds from notes payable from the Sponsor in an aggregate amount of $775,000, of which $650,000 remains outstanding as of March 31, 2019. An additional $100,000 note payable to Sponsor was issued subsequent to March 31, 2019.

In order to meet our ongoing working capital needs, the Sponsor, or its affiliates, or certain executive officers and directors, may, but are not obligated to, loan us additional funds as may be required. The loans would either be repaid upon consummation of our initial business combination, or, at the lender’s discretion, up to $1.5 million of such loans (including the $650,000 of convertible notes payable to our Sponsor as of March 31, 2019 and an additional $100,000 convertible note payable to Our Sponsor issued subsequent to March 31, 2019) may be converted upon consummation of our business combination into additional private units at a price of $10.00 per Unit. If we do not complete a business combination, the loans would be repaid only out of funds held outside of the Trust Account.

As of [●] we had approximately [●] in our operating bank account outside the trust account to fund our working capital requirements.

Over the next [●] months, assuming the Merger Proposal, Charter Proposals, Director Election Proposal and Incentive Plan Proposal are adopted, we will be using these funds to ensure that we complete the proposed Mergers. We anticipate that in order to fund our working capital requirements we will need to use all of the remaining funds not held in the trust account and the interest earned on the funds held in the trust account. Additionally, we may need to enter into contingent fee arrangements with our vendors or raise additional capital through loans or additional investments from our initial shareholders, officers, directors, or third parties. None of these persons are obligated to advance funds to or invest in us. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of our business plan, and controlling overhead expenses. We cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all. We have no present revenue, and our cash and working capital as of [●] are not sufficient to complete its planned activities for the upcoming year. These conditions raise substantial doubt about our ability to continue as a going concern.

Related Party Transactions

General and Administrative Services

We pay Black Ridge Oil & Gas a fee of $10,000 per month for general and administrative services which includes the cost of the space we occupy and the costs of the personnel dedicated to us from Black Ridge Oil & Gas. Black Ridge Oil & Gas, our executive officers and directors, and their respective affiliates are reimbursed for any out-of-pocket expenses, particularly travel, incurred in connection with activities on our behalf, including but not limited to identifying potential target businesses and performing due diligence on suitable business combinations. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

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Critical Accounting Policies

Common Stock Subject to Possible Redemption

We account for our common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The BRAC Common Stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, as of December 31, 2018 and 2017, common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of our balance sheet.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on our financial statements.

Off-Balance Sheet Arrangements

We did not have any off-balance sheet arrangements as of December 31, 2018.

Independent Auditors’ Fees

Marcum LLP is engaged as our independent registered public accounting firm.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The aggregate fees billed by Marcum LLP for professional services rendered for the audit and review of the financial information included in our Forms 10-K and Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2018 and 2017 totaled approximately $54,413 and $40,010, respectively. Additionally, fees related to audit services in connection with our initial public offering in 2017 were approximately $45,320. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2018 and 2017, we did not pay Marcum LLP for consultations concerning financial accounting and reporting standards.

Tax Fees. We did not pay Marcum LLP for tax planning and tax advice for the years ended December 31, 2018 and 2017.

All Other Fees. We did not pay Marcum LLP for other services for the years ended December 31, 2018 and 2017.

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Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers, and employees. We have filed a copy of our form of Code of Ethics as Exhibit 14 to our Form S-1 filed with the SEC on September 22, 2017. You will be able to review the Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

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BUSINESS OF ALLIED ESPORTS AND WPT

Overview

The Mergers contemplated by the Merger Proposal will combine Allied Esports and WPT, two complementary businesses currently owned by Ourgame, into a single entity that we believe, through the cash resources of BRAC, will create one of the world’s premiere public esports and entertainment companies. If the Mergers are consummated, we believe the business will be able to execute on a compelling growth strategy, including expanding Allied Esports’ global property network to deliver live in-person experiences, produce esports-related content, and build an online esports platform. In this growth strategy, the combined company plans to leverage WPT’s strategy and success in the sport of poker, but in a significantly larger, higher-growth esports market.

WPT successfully implemented a three-pillar strategy for over 16 years that we believe can continue and also be applied to Allied Esports and the esports industry in the following manner:

•	In-person Experiences. Allied Esports will continue delivering first-in-class live experiences to customers at the Allied Esports’ arenas worldwide. Starting with the flagship esports arena, the HyperX Esports Arena Las Vegas, as well as seven affiliate arenas in Santa Ana and Oakland, California, China and Australia, Allied Esports offers esports fans state-of-the-art facilities to compete against other players in esports competitions, host live events with esports superstars that stream to millions of viewers worldwide, produce and distribute incredible esports content with its on-site production facilities and studios and provide a perfect facility for hosting corporate events, tournaments, game launches or other events. Additionally, Allied Esports has two mobile esports arenas, which are 18-wheel semi trailers that convert into first class esports arenas and competition stages with full production studios and interactive caster studios. Through this worldwide network of arenas, Allied Esports believes it can offer customers an unmatched ability to participate in simultaneous global esports events, and offer sponsors and partners a truly global platform and audience to promote their businesses and products. Allied Esports’ flagship HyperX Esports Arena Las Vegas serves as a marquee destination for esports fans globally, which it hopes will become the Madison Square Garden or Yankee Stadium of esports.

•	Multiplatform Content. Allied Esports’ worldwide network of esports arenas provides Allied Esports with a platform to develop an incredible amount of content to distribute via digital live streams, broadcast and cable, and social media outlets. Allied Esports believes that its arenas will draw top-level esports talent (such as Ninja, who held a successful event at Allied Esports’ Las Vegas arena in April 2018) for purpose of hosting events and developing content, which it can distribute live, post-production into fully-produced episodic content, or repackage for smaller social media distribution. Allied Esports intends to monetize the content in multiple ways, including direct sales of the content, sponsorship revenue, and subscription and/or advertising fees for viewers of the content.

•	Interactive Services. Through worldwide distribution of content and the draw of Allied Esports’ arenas, Allied Esports intends to develop a large ecosystem of potential customers to whom it can offer interactive products, such as a subscription-based online platform that is currently in development. Allied Esports anticipates launch of the platform in early 2020. For a monthly fee, members will be eligible to play exclusive esports tournaments, have access to exclusive content, be eligible to win prizes and cash awards, and could receive exclusive access to events, merchandise, VIP talent and VIP service at Allied Esports’ arenas.

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The core of the above three-pillar strategy is an approach developed by WPT. WPT licenses its brand to casino partners worldwide for poker tournaments held on 6 continents; in 2018 alone WPT held 58 events worldwide. These in-person experiences provide WPT with compelling content through which it developed the World Poker Tour television series, which is currently producing its 17th season for broadcast on the Fox Sports Network in the US, as well as in 21 countries and territories worldwide through other broadcast deals. WPT utilizes the global reach of its brand to partner with sponsors that are integrated into WPT’s content in a seamless manner. WPT also licenses content to digital platform operators that stream WPT’s content. The worldwide popularity of the WPT brand allowed WPT to launch ClubWPT in 2010, an online subscription platform catering to poker enthusiasts. WPT launched an interactive social casino product, PlayWPT, in 2016, and now licenses the PlayWPT name to a third party to operate that platform. In 2018, WPT launched a multi-year partnership with Zynga, one of the world’s largest online social poker operators, through which Zynga licenses the WPT brand for WPT-themed tournaments on the Zynga Poker platform.

The Allied Esports Business

Esports is one of the largest and fastest growing markets in the entertainment sector, with an estimated 2.2 billion gamers playing esports globally. Esports, short for “electronic sports,” is a general label that comprises a diverse offering of competitive electronic games that gamers play against each other. Some of the popular esports games currently being played include Fortnite, League of Legends, Dota 2, Counter-Strike, Call of Duty, Overwatch and FIFA. Although you can play esports games on your own against the computer or console, one of the ways esports is different than video games of old is the community nature of esports—competition against another person, either one on one or in teams, is a central feature of esports. Since players play against each other online, a truly global network has developed as these players compete against each other worldwide. Additionally, game developers have greatly increased the watchability of games, which has made the spectator sport aspect of esports much more prevalent. The expanded reach of high-speed Internet service and the computer technology advances in the last decade have greatly accelerated the growth of esports. Esports has now become so popular that some schools offer scholarships in esports; the best-known esports teams are getting mainstream sponsorship and are being bought or invested in by celebrities, athletes and professional sports teams. The highest-profile esports gamers have massive online audiences as they stream themselves playing against other players online, and generate millions of dollars in sponsorship money and subscription fees to their online streaming channels. It is projected that by 2022, 645 million people will be watching esports globally, and that global esports revenue will grow to approximately $1.8 billion.

As generally described above, Allied Esports’ business can be divided into three general categories: in-person experiences, multiplatform content and interactive services. Below is a more detailed discussion of these business categories.

In-person Experiences: Arenas

Flagship Arenas. In March 2018, Allied Esports opened its first flagship arena, the HyperX Esports Arena Las Vegas, at the Luxor Casino on the Vegas strip, whose pyramid is one of the most visible landmarks in Las Vegas. This arena has 80 to 100 gaming stations, two bars, food service, private rooms, a production facility, and space for up to 1,000 people for events. The arena is custom-built for esports tournaments, and has a broadcast-ready television studio to broadcast live events and produce content. Allied Esports monetizes the arena through renting the space for live events; merchandise sales; daily usage fees from day-to-day gamers using the gaming stations; food and beverage; and naming rights (i.e., our HyperX relationship). Allied Esports believes that by 2022, the Las Vegas arena will be making $17 million per year in revenue with $4 million in EBITDA, as it scales up from an average of one proprietary event per month in 2019 to two proprietary live events per month by 2022. Allied Esports intends to open two additional flagship arenas, with the first located in Europe (targeting Amsterdam or Berlin), which it intends to start building in 2020, and another flagship arena in the Asia-Pacific region (targeting Osaka or Seoul) in 2021. Each of these flagship arenas will be similar function-wise to the Las Vegas flagship, but will have their own individual personalities and Allied Esports expects they will each cost approximately $20 million to build.

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Affiliate Arenas. One of Allied Esports’ strategic advantages is its global network of esports arena partners, which enables it to host events, and promote competitions around the world, with those competitions culminating in live events held at the flagship arena in Las Vegas. Allied Esports achieved this through its Affiliate Program, which consists of strategic partnerships with third-party esports operators around the globe. Allied Esports will charge these affiliates an upfront fee of approximately $100,000, and will receive an annual revenue share of up to 6% of arena-related revenue streams, starting in the second year of the relationship. Allied Esports’ brand visibility and reputation have already resulted in affiliate arrangements with arenas in Santa Ana and Oakland, California, five locations in China (Beijing, Gui’an, Hangzhou, Shenzhen and Tianjin), and a multi-year agreement with Fortress Esports Pty Ltd, a new gaming, esports and entertainment venue enterprise in Australia, which plans to open its first affiliate arena in Melbourne in 2019. This network of affiliate arenas allows Allied Esports to scale up its brand penetration worldwide on a rapid basis, driving more gamers into the Allied Esports ecosystem, with no cost to Allied Esports. Furthermore, the content that can be produced by these affiliate arenas can be on-sold by Allied Esports, with no production costs. Allied Esports hopes that by 2022, it will have expanded its network of affiliate arenas from 7 to 26, and that it will earn a total of $2.6 million annually from its affiliate arenas.

Mobile Arenas. The mobile arenas are 18-wheeler trucks that expand out into fully-functional esports arenas with event hosting, broadcasting and production capabilities. The mobility of the trucks makes them ideal for sponsors to reach a large audience in multiple locations at an economical cost. The trucks serve as mobile billboards for Allied Esports’ brand as well, giving it brand presence wherever they appear. Allied Esports currently has two mobile arena trucks, with the first truck based in Germany and serving the European market, and a second truck based in Las Vegas and serving the U.S. market. Allied Esports plans to grow its number of mobile arenas from the two current trucks to eight, with each truck generating $1.7 million in annual revenue, by 2022. Allied Esports anticipates that each mobile arena will cost approximately $1 million to build.

Allied Esports’ global network of esports arenas gives it the ability to offer live in person experiences to gamers around the world, in an ecosystem that is cohesive and branded. These physical touchpoints with customers provides Allied Esports with the basis to develop compelling content that can capture millions of eyeballs through digital, traditional and social media platforms.

Multiplatform Content: Leveraging Arenas To Develop Content

We believe Allied Esports’ ecosystem of arenas gives it the reach, reputation and experience to produce world-class live events, in partnership with some of the most prominent names in the esports industry. These live events provide Allied Esports with the material to produce exciting content that can be distributed via three different formats, each of which has its own revenue generation model: live streaming, post-produced episodic content, and short-form repackaged content.

Live Streaming. Live streaming is by far the most popular esports content delivery channel today, as it offers the best interactive experiences for the audience. As discussed above, the vast improvements in technology and Internet service and speed have made live streaming with large audiences widely available. Well-known gamers live stream themselves playing their favorite games on any of the popular streaming services (Twitch being the favorite in the western hemisphere esports world) to a worldwide audience. The streamers derive revenue from ad sales, sponsorship, subscription fees and gift payments from watchers. Through Allied Esports’ ecosystem of esports arenas, Allied Esports can offer streamers a large platform to put on live events that can be simultaneously streamed on both the streamer’s Twitch channel and on Allied Esports’ Twitch channel. A recent example is a streaming event Allied Esports held with one of the most prominent streamers in esports, Tyler Blevins, AKA Ninja, in April 2018. Famous for his streaming channel where he plays the popular esports game Fortnite, Ninja held a live event at the Las Vegas flagship arena that set records for Twitch live streams, with over 667,000 peak concurrent viewers and 2.4 million unique viewers. To put those audience numbers in perspective, those numbers are double the viewership of the average regular season NBA game. Allied Esports was able to sell multiple sponsorships for the event and earned significant revenue from the food and beverage, merchandise sales and usage fees from the gaming stations. By 2022, Allied Esports hopes to host at least 80 large-scale live events that can be streamed and monetized. Although huge audiences can be garnered through these live event streams, there are limitations on the streams, as they have a one-and-done nature; repeat viewing is not popular for these events, which limits the sponsorship opportunities. Furthermore, due to the live nature of these events and streams, it is difficult to create a narrative or tell a story to compel viewership past an initial viewing. This leads to Allied Esports’ development of post-produced episodic content.

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Post-Produced Content. Allied Esports intends to take its live streamed events and, using its experienced editing and production teams, create episodic content that can highlight aspects of the live streaming talent, the personal backstories of the talent, and other compelling storylines that will drive viewership. Allied Esports developed this technique through the WPT, who took the slow-paced game of poker and dramatized it and created storylines that made for exciting and compelling viewing. This post-produced content can be valuable real estate for sponsors, as Allied Esports can integrate sponsors seamlessly into the show in a way that feels organic to the viewers. Allied Esports can focus on different storylines, create excitement via editing and music inclusion, and generally elevate the production quality from that achievable in a live stream. Allied Esports can then monetize this episodic content via sponsorship (as described above), advertising, selling the content itself to third party distributors, or even use it as a marketing tool to drive customers to come to Allied Esports’ arenas, buy its merchandise or otherwise interact with Allied Esports. Allied Esports believes that by 2022 it will have developed as many as 240 episodes of post-produced content out of the 80 live events it plans to produce, which it believes it can sell for $150,000 an episode. By 2022, Allied Esports believes it can generate $58 million of revenue annually from content generation.

Repackaged Content. The vast library of content Allied Esports will develop from events can be cut into smaller clips that can be used as marketing and promotion of the Allied Esports brand on social media. Allied Esports can also edit content to create new content, such as “best of” shows, shows focusing on one particular game as played by multiple well-known streamers, regional shows focusing on talent from a particular country, and so on.

Allied Esports’ global esports arena ecosystem will create opportunities for live events which provide material to develop great content, all of which Allied Esports can monetize in multiple ways. The huge customer base Allied Esports develops through these in-person experiences, live streams and content distribution will give it a customer base to launch interactive services.

Interactive Services: Developing an Esports Subscription Platform

Allied Esports is in the process of developing a subscription-based online platform where esports players and fans can watch, play and win with top esports streamers. Allied Esports hopes to launch the platform early in 2020. Allied Esports believes the platform will be a downloadable application for PC and mobile phones. It will be an online tournament platform as a core service, but it will not only allow gamers to participate in online tournaments, but it will also enable them to watch, to play and to win with top esports streamers. Each subscription will provide members with exclusive access to numerous unique and proprietary experiences, products and services that are not available outside of Allied Esports’ ecosystem, such as exclusive online content, member-only tournaments, prizes and cash awards, exclusive live event and merchandise access, VIP treatment at Allied Esports’ arenas, and much more. As described above, Allied Esports intends to use its massive number of customer touchpoints derived from arena customers, streaming viewers and content distribution. Allied Esports’ executive team has years of experience developing online platforms—its CEO, Frank NG, has managed and run online platforms with approximately 700 million registered users in China for over 14 years, and its COO, David Moon, has produced, published and developed numerous game services for over 20 years, including helping build NHN Entertainment’s global gaming network footprint to over 1 million concurrent users. WPT developed and operated its subscription platform for poker fans, ClubWPT, since 2010, and developed and operated a social poker product, PlayWPT, starting in 2016. By 2022, Allied Esports believes it can generate a subscriber base of 1.6 million subscribers, at a monthly subscriber fee between $6.95 and $9.95 a month, which could increase revenue by $175 million annually.

Facilities

Allied Esports currently maintains its principal executive offices at 4000 MacArthur Blvd. East Tower, Suite 600, Newport Beach, CA  92660. It rents the space on a month-to-month basis. Allied Esports considers the current office space, combined with the other office space otherwise available to its executive officers, adequate for current operations. After the closing of the Mergers, Allied Esports intends to move in to combined offices with WPT at either WPT’s current offices in Irvine, California, or such other office facility they mutually agree to move to.

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Employees

As of _______, 2019, Allied Esports had 53 full-time employees. Allied Esports considers its employee relations to be satisfactory.

Legal Proceedings

There are no legal proceedings pending against Allied Esports.

The WPT Business

WPT is the creator of the World Poker Tour® (WPT®) – a premier name in internationally televised gaming and entertainment with brand presence in land-based poker tournaments, television, online and mobile. Leading innovation in the sport of poker since 2002, WPT helped ignite the global poker boom with the creation of a unique television show based on a series of high-stakes poker tournaments. WPT’s Tour Events are held on a weekly basis at locations throughout the world and have awarded more than one billion in prize dollars in its 17 year history. WPT has broadcast globally in more than 150 countries and territories, and is currently producing its 17th season, which airs on FOX Sports Regional Networks in the United States. Season XVII of WPT is sponsored by its online poker service, ClubWPT.com. WPT offers a suite of online poker service which it operates by itself and through its partners offering consumers the ability to access gaming content on a year-round 24/7 basis. ClubWPT.com is a unique online membership site that offers inside access to the WPT, as well as a sweepstakes-based poker club available in 5 countries, 35 states across the United States and Washington D.C., with innovative features and state-of-the-art creative elements inspired by WPT’s 16 years of experience in gaming entertainment. In addition, WPT licenses its brand to social gaming sites through partners like Zynga as well as to educational learning platforms such as TearnWPT. These online products are scalable and offer geographic access that might be limited if WPT relied on tour stop participation alone. Additionally, WPT benefits from managing its own distribution business which currently has more than 1000 hours of broadcast-ready content, and offers demographically similarly programming to its poker content, such as esports, golf and MMA. WPT uses this large suite of programming as leverage to seek preferred airtimes on its various distribution channels where it may promote its online products or offer airtime to sponsors in territories they seek to enter. WPT also participates in strategic brand license, partnership, sponsorship opportunities and music licensing. As described earlier, the three-pillar model of in-person experiences, developing multiplatform content and providing interactive services, was derived from the successful implementation of this approach by WPT to the sport of poker.

In-person Experiences: Worldwide Poker Tournaments

World Poker Tour Events. The WPT is a sports league of affiliated poker tournaments that are held at prestigious casinos and poker rooms around the world. WPT licenses the WPT brand to these casinos and card rooms so that they can brand their poker tournaments as WPT events, and these events are integrated into WPT’s tour. These events form the backbone of WPT’s brand identity and have turned the WPT into one of the most recognizable names in gaming. WPT has developed different types of tours, generally distinguishable by the size of the buy-in for competitors in the applicable tour’s events. The WPT Main Tour events generally have the biggest buy-ins (usually between $3,500 and $10,000), are held at the largest and most prestigious casinos and card rooms, and are attended by many of the top professional poker players in the world. The WPT DeepStacks Tour events are smaller than Main Tour events, with buy-ins ranging from $300 to $1,000, and are meant to cater to the lower- to medium-stakes players. In addition, through a third-party licensing arrangement, WPT licenses its name to a third party operating the WPT League, which are small bar-league poker events held at bars and clubs on a social basis. These live events create touchpoints to a large community of poker players to whom WPT can market other WPT live events, advertise and market its sponsor’s products, and push towards its interactive products. Furthermore, the live events create the content WPT uses to monetize its brand, as set forth below.

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Multiplatform Content: The World Poker Tour Television Shows

The Content. At certain of WPT’s Main Tour stops, WPT films the final table of six participants competing for some of the poker world’s largest tournament prize pools. We then edit the footage from these tour stops into a one-hour or two-hour episode, resulting in a series of one-hour or two-hour episodes which are distributed for telecast to both domestic audiences via our broadcast agreement with FSN, and international television audiences via numerous international distribution agreements. WPT has an agreement with Poker Go, a prominent poker-centric online platform, pursuant to which WPT live streams many of its events to Poker Go’s customer base. Many of WPT’s live events that are not broadcast on FSN are live streamed on Poker Go, which ensures almost all of WPT’s events are broadcast on some format. In addition, WPT films and produces special episodes based on a variety of non-traditional poker tournaments and/or cash games, which it also distributes for telecast along with the episodes based on WPT’s regular tour stops. Furthermore, WPT produces specialized shows meant to promote and market its ClubWPT membership site, such as its “King of the Club” shows in which ClubWPT members won the right, by winning certain tournaments on the ClubWPT platform, to play against each other for cash and prizes in a single-table tournament that was filmed and broadcast on FSN. We also filmed and are preparing for distribution another series of shows to promote ClubWPT, in which ClubWPT members who qualified on the ClubWPT platform get the chance to play against former WPT Main Tour champions for cash and prizes. These episodes are anticipated to air on FSN in August and September 2019. WPT previously produced and broadcasted on FSN a series of shows called WPT Alpha8, based on a series of high-stakes poker tournaments with buy-ins of $100,000. In the Alpha8 events, the most elite high-stakes players in the world played in poker tournaments against one another in glamorous casinos and card rooms around the world, with the final eight players of each tournament filmed for production of the television episodes. The inaugural season of WPT Alpha8 began in 2013 and aired for three seasons, ending in 2016 and continues to be distributed internationally. WPT has continued to expand its global footprint by entering into an agreement with TV Azteca, pursuant to which WPT and TV Azteca anticipate creating modified content using footage from WPT’s current library of content and translating the shows and integrating localized hosts for distribution in the territory of Mexico. This strategy of localizing WPT content has previously proven successful, namely in France, and we believe this localized content in the territory of Mexico will become a significant driver for a jointly-owned social gaming platform WPT intends to build in the next year for the Mexico market with TV Azteca. In addition to the strategic advantage of the “World Poker Tour” and WPT-related brands, WPT is able to create significant efficiencies in its content programming through its affiliation and use of Allied eSport’s Esports Arena Las Vegas venue. This change, which just began for Season 17, has significantly reduced production costs by reducing transportation and set up fees and has allowed for more content to be produced at a significantly more efficient cost. Moreover, by reducing the physical location needs from its casino partners that would otherwise be featured in a WPT televised event, WPT has greatly expanded the number of potential casino customers that can meet the requirements for hosting a WPT televised final table. Finally, the WPT creates, owns and publishes its own music for WPT shows. In addition to receiving royalties for the music integrated into these programs, WPT has created a database of over 4,000 musical pieces which may be licensed for itself or for other third-party producers.

WPT Distribution Footprint. All of WPT’s content airs on FSN in the U.S., and in 21 different territories worldwide pursuant to licensing and distribution arrangements with various networks Virtually all of its 17-season poker library is fully available for distribution, providing hundreds of hours of top-tier broadcast grade poker sports content. WPT has greatly expanded the reach of its content by licensing it for broadcast on many digital platforms as well, such as PlutoTV, Unreel Entertainment, Samsung TV Plus, and many others. WPT does not receive fees from FSN for the domestic distribution of our content. Instead, WPT uses the WPT show to heavily promote its ClubWPT product and other online products and partnerships, such as Zynga’s WPT social poker game. WPT does provide FSN with a guaranteed revenue share from ClubWPT’s operations in exchange for significant promotion and distribution of the programs featuring ClubWPT marketing. This arrangement ensures that FSN has an incentive to keep WPT’s show on the air and to market and promote the show, as they share in the show’s success to the extent ClubWPT’s revenue increases. Since the ClubWPT customer base is somewhat older, and since its broadcast television viewers skew older as well, the symbiotic relationship between FSN and WPT works well to keep WPT’s brand widely known and accessible to millions of people in the US. Internationally, some of WPT’s distribution partners pay WPT fees to broadcast content, but usually, WPT’s larger revenues are based on international distribution deals resulting from advertising time and sponsorship sales, as well as the intrinsic value of spreading WPT’s brand awareness worldwide. The international reach of WPT-related shows is expected to grow meaningfully starting in the third quarter of 2019 as a result of WPT’s strategic relationship agreement with TV Azteca. WPT receives additional fees from our digital distribution agreements, but again see these as brand-building exercises and as avenues to get more eyeballs for WPT’s online products, sponsors and advertisers. In addition to its World Poker Tour content, WPT also distributes various sports and lifestyle programming through its distribution business. As a result, WPT now controls over 1000 hours of programming from which it may generate distribution fees, license fees, sponsorship revenue and music licensing revenue, as well as serving as a vehicle to promote its online gaming products worldwide. The ability to “bundle,” or offer large amounts of content, provides WPT distribution leverage in negotiating the amount of airings or preferred airing times of its content.

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Sponsorship Revenue. Sponsorship revenue is the main economic driver of the distribution of WPT content. WPT partners with prestigious brands, such as Dr. Pepper (soft drinks), Hublot (high-end timepieces), Rockstar (energy drinks), Baccarat (fine crystal), Party Poker (online gaming in Europe), and offer them the ability to become the “Official ______ of the World Poker Tour”. WPT is able to seamlessly integrate its sponsors into the WPT television show by displaying sponsors on poker tables, on television sets, and specialized segments that are brought to viewers by the applicable sponsor. By integrating WPT’s sponsors into the show, WPT provides a powerful marketing tool in that viewers are seeing the sponsor as part of the show they are watching, as opposed to an advertisement that they may mute or skip if possible. WPT’s live events also offer WPT sponsors a great advertising platform to market directly to WPT players via signage, product sampling suites, flyers, and similar marketing endeavors.

Interactive Services: Poker Platforms.

WPT’s live events all over the world and distribution of its content via broadcast, streaming and social media, allow WPT to generate significant marketing opportunities for both its sponsors and its own products. WPT has taken advantage of this marketing arm to promote several interactive products: ClubWPT, its subscription-based online poker club that WPT owns and operates, which also offers social poker; PlayWPT, a web and mobile social poker product that is operated by a third party utilizing software and branding that WPT licenses to such provider; Zynga Poker, who operates one of the world’s largest social poker products, to whom WPT has licensed its brand for certain WPT-branded poker tournaments on their platform; and HongKong Triple Sevens Interactive Co., Ltd, who licenses WPT’s Alpha8 brand to operate a social poker product they are in the process of developing.

ClubWPT. WPT’s subscription-based online club, ClubWPT.com, is operated in accordance with the principles of sweepstakes law and is available in 36 U.S. states and territories. A free alternative means of entry is offered for participants who wish to play in the tournaments but do not wish to purchase the other membership benefits. VIP members can play poker to win a share of $100,000 in cash and prizes every month, including seats in live WPT poker tournaments. Other benefits include access to every season of the WPT television series and all related content, discounted tickets to live events through ScoreBig, everyday savings for everyday things via the ClubWPT Entertainment Savers Guide, and other member benefits. In January of 2019, WPT added freemium social poker and casino gaming on the platform. Since that time, daily active revenue has risen steadily, and we anticipate the freemium products on the platform will be a meaningful driver of ClubWPT revenue going forward. The subscription fee for ClubWPT remains the same each month and players are not allowed to wager actual money online. One must be eighteen or older to participate.

Zynga Poker. WPT entered into a 3-year licensing agreement with Zynga, Inc. in 2018 pursuant to which Zynga agreed to pay WPT $3 million per year in exchange for the right to license the WPT name and brand for WPT-branded poker tournaments on the Zynga social poker platform. Zynga has sponsored certain of WPT’s television episodes, and WPT has worked with Zynga on marketing initiatives to promote both the WPT and the WPT tournaments on Zynga Poker. Zynga placed the WPT logo prominently on a NASCAR race car, and continues to work with WPT to promote the WPT brand and the WPT-branded tournaments on the Zynga platform.

PlayWPT and Alpha8 Social Poker. WPT’s 3-year license agreements for PlayWPT and the Alpha8 social poker product that each commenced in 2018 provide WPT with a share of all revenue generated on those respective platforms, with annual minimums of the greater of $500,000 or 20% of revenue generated for PlayWPT, and the greater of $200,000 or 20% of revenue generated for the Alpha8 social poker product. These arrangements offer WPT significant annual payments based on the value and prestige of WPT’s brands and WPT’s ability to market and promote the platforms.

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In addition to the three-pillar approach to monetizing the WPT brands as described above, WPT has also been able to combine these approaches in a regional manner to create localized versions of the WPT in other parts of the world. For example, WPT has an agreement with Adda52, one of the largest online poker operators in India, pursuant to which Adda52 utilizes WPT brands to put on WPT-branded tournaments, create and sell WPT merchandise, sponsor and distribute WPT content, and otherwise market and promote their own products using the WPT name. WPT had a similar arrangement for the Asia-Pacific region with WPT’s current parent company, Ourgame, and is negotiating similar arrangements with parties in other parts of the world, such as Latin America. These brand licensing arrangements not only provide WPT with revenue derived from upfront payments and revenue share, but they broaden WPT’s brand reach in localized ways to parts of the world that WPT would be hard-pressed to effectively market to on its own. WPT believes that this increased reach will have long-term benefits to WPT’s brand image and profitability.

Facilities

WPT currently maintains its principal executive offices at 1920 Main Street, Suite 1150, Irvine, California 92614. WPT rents approximately 11,156 rentable square feet, with a monthly base rent of $29,563 and a term expiring in May 2019. WPT is currently negotiating with its current landlord and landlords of other commercial properties in Irvine, California to either renew the lease on its current space or find different space. After the closing of the Mergers, WPT intends to combine office space with Allied Esports. WPT also rents approximately 8,519 rentable square feet of office space in Los Angeles, California, where its production unit produces and edits content. That lease has a monthly base rent of $35,839 and expires in January 2021. WPT also leases flexible office space in London in the United Kingdom on a month-to-month basis for a nominal amount for occasional use by three employees in Europe.

Employees

As of __________, 2019, WPT had 53 full-time employees. WPT utilizes a number of production personnel on a temporary basis to assist in the production of the WPT television series. WPT also has talent agreements with Vince Van Patten, Tony Dunst, Lynn Gilmartin, and Matthew Savage, current on-air talents for the WPT.

WPT’s post-production group is currently operating under a collective bargaining agreement with the International Alliance of Theatrical Stage Employees (IATSE) for its World Poker Tour series. WPT considers its relationships with its employees to be satisfactory.

Legal Proceedings

There are no material legal proceedings pending against WPT.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF ALLIED ESPORTS AND WPT

The following discussion and analysis of AEII/WPT’s financial condition and results of operations should be read in conjunction with AEII/WPT’s combined financial statements and related notes included herein. In addition to historical combined financial information, the following discussion contains forward-looking statements that reflect AEII/WPT’s plans, estimates, or beliefs. Actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this proxy statement, particularly in “Risk Factors.” AEII/WPT and BRAC assume no obligation to update any of these forward-looking statements.

Results of Operations

Three Months Ended March 31, 2019 Compared to Three Months Ended March 31, 2018

				Percentage of revenue
	Three months ended March 31,		Increase	Three months ended March 31,
In thousands except percentage of revenue data	2019	2018	(Decrease)	2019	2018
Revenues:
Multiplatform	$852	$620	$232	13.7%	13.0%
Interactive	2,386	2,545	(159)	38.3%	53.2%
In-person	2,997	1,621	1,376	48.1%	33.9%
Total revenues	6,235	4,786	1,449	100.0%	100.0%
Costs and expenses:
Multiplatform (exclusive of depreciation and amortization)	581	470	111	9.3%	9.8%
Interactive (exclusive of depreciation and amortization)	892	907	(15)	14.3%	19.0%
In-person (exclusive of depreciation and amortization)	738	1,306	(568)	11.8%	27.3%
Online operating expenses	277	1,171	(894)	4.4%	24.5%
Selling and marketing expenses	903	1,439	(536)	14.5%	30.1%
General and administrative expenses	4,412	4,065	347	70.8%	84.9%
Impairment of investment in ESA	600	–	600	9.6%	0.0%
Depreciation and amortization	1,686	1,220	466	27.0%	25.5%

Loss from operations	(3,854)	(5,792)	1,938	-61.8%	-121.0%
Interest expense, net	–	(584)	584	0.0%	-12.2%
Other income	–	65	(65)	0.0%	1.4%
Net loss	(3,854)	(6,311)	2,457	-61.8%	-131.9%
Net loss attributable to non-controlling interest	–	136	(136)	0.0%	2.8%
Net loss attributed to Parent	$(3,854)	$(6,175)	$2,321	-61.8%	-129.0%

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Revenues

Multiplatform revenues increased by approximately $232 thousand, or 37%, to approximately $852 thousand for the three months ended March 31, 2019 from approximately $620 thousand for the three months ended March 31, 2018. The increase in multiplatform revenues all relate to the WPT business with increases in distribution revenue of approximately $292 thousand and approximately $74 thousand of music revenue. Sponsorship and Ad revenue decreased by $134 thousand.

Interactive revenues decreased by approximately $159 thousand, or 6%, to approximately $2.4 million for the three months ended March 31, 2019 from approximately $2.5 million for the three months ended March 31, 2018. The decrease in interactive revenues all relate to the WPT business and pertains to strategic change in the operations of social gaming. WPT managed social gaming in-house in 2018, but has licensed out the product resulting in $255 thousand decrease in the first quarter. Product licensing increased by $78 thousand, and subscription revenue increased $18 thousand.

In-person revenues increased by approximately $1.4 million, or 85%, to approximately $3.0 million for the three months ended March 31, 2019 from approximately $1.6 million for the three months ended March 31, 2018. The increase in in-person revenues is driven by AEII, particularly revenue generated from AEII’s flagship Esports Arena Las Vegas, which opened its doors in March of 2018. AEI’s revenues as a group increased by approximately $900 thousand for the three months ended March 31, 2019 compared to the same period in 2018.

Costs and expenses

Multiplatform costs (exclusive of depreciation and amortization) increased by approximately $111 thousand, or 24%, to approximately $581 thousand for the three months ended March 31, 2019 from approximately $470 thousand for the three months ended March 31, 2018. The increase in multiplatform costs was due to an increase of $149 thousand in production cost, a decrease of $24 thousand in commissions, and a decrease of $14 thousand in distribution cost.

Interactive costs (exclusive of depreciation and amortization) decreased by approximately $15 thousand, or 2%, to approximately $892 thousand for the three months ended March 31, 2019 from approximately $907 thousand for the three months ended March 31, 2018. The decrease in interactive costs relates to lower processing fees of $96 thousand in 2019 as compared to 2018 due to the mix of vendors as well as a decrease of $50 thousand in prize pool over the same period in 2018. This is offset by the minimum guarantees of $106 thousand and revenue share cost of $25 thousand for social gaming.

In-person costs (exclusive of depreciation and amortization) decreased by approximately $568 thousand, or 43%, to approximately $738 thousand for the three months ended March 31, 2019 from approximately $1.3 million in for the three months ended March 31, 2018. The decrease in in-person costs was due to the reduction in expenses related to the Esports Arenas Santa Ana and Oakland which are not consolidated in the three months ended March 31, 2019 due to the reduction in ownership. Therefore, no costs were included in these arenas for the three months ended March 31, 2019.

Online operating expenses decreased by approximately $894 thousand, or 76%, to approximately $277 thousand for the three months ended March 31, 2019 from approximately $1.2 million for the three months ended March 31, 2018. The decrease in online expenses was related to a decrease in hosting fees for the WPT platform.

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Selling and marketing expenses decreased by approximately $536 thousand, or 37%, to approximately $903 thousand for the three months ended March 31, 2019 from approximately $1.4 million for the three months ended March 31, 2018. The decrease in selling and marketing expenses is partially related to a decrease in AEI’s advertising and promotion expense of approximately $321 thousand primarily pertaining to the grand opening of AEI’s flagship arena in Las Vegas in Q1 2018, WPT had an additional decrease in advertising costs of approximately $52 thousand for the ClubWPT and PlayWPT products, $92 thousand decrease in agency and other promotional activities, and $71 thousand decrease in the costs incurred at events.

General and administrative expenses increased by approximately $347 thousand, or 9%, to approximately $4.4 million for the three months ended March 31, 2019 from approximately $4.1 million for the three months ended March 31, 2018. The increase in general and administrative expenses related primarily to the WPT business increase in general and administrative costs of approximately $1.3 million largely due to a credit of $0.8 in 2018 resulting from a change in incentive structures. WPT also incurred $479 thousand in audit and legal costs in preparation for the transaction. This increase was offset by a decrease in AEII’s general and administrative expenses by $986 thousand due to overall decrease in travel, other general expenses and the reduction in expenses related to the Esports Arenas Santa Ana and Oakland which are not consolidated in three months ended March 31, 2019 due to the reduction in ownership. Therefore, no costs were included in the three months ended March 31, 2019.

Impairment of investment in ESA was approximately $0.6 million for the three months ended March 31, 2019. The 2019 loss was the result of the derecognition and disposal of the assets, liabilities and equity of an investment made in 2018 by AEII for which AEII conveyed a portion of its membership interests to the former non-controlling interest members in order to reduce its ongoing contribution requirements, thus reducing its membership interest to 25 percent.

Depreciation and amortization increased by approximately $466 thousand, or 38%, to approximately $1.7 million for the three months ended March 31, 2019 from approximately $1.2 million for the three months ended March 31, 2018. The increase in depreciation and amortization relates to increased depreciation for AEII’s flagship Esports Arena Las Vegas which was put into service in March of 2018 as well as the U. S. mobile arena truck which was purchased in January of 2018. The Company started depreciating the assets related to AEII’s flagship Esports Arena Las Vegas in the second quarter of 2018.

Interest expense

Interest expense, was approximately $-0- and approximately $0.6 million for the three months ended March 31, 2019 and 2018, respectively. Of the interest expense, all of the interest in the 2018 period was related to loans to AEII from its parent company and/or affiliates to fund operating and capital costs. The decrease in interest expense is due to conversion of the interest bearing notes to equity in November 2018.

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Year Ended December 31, 2018 Compared to Years Ended December 31, 2017

				Percentage of revenue
	Years ended December 31,		Increase	Year ended December 31,
In thousands except percentage of revenue data	2018	2017	(Decrease)	2018	2017
Revenues:
Multiplatform	$2,997	$1,441	$1,556	14.5%	10.5%
Interactive	9,175	7,792	1,383	44.5%	57.0%
In-person	8,431	4,440	3,991	40.9%	32.5%
Total revenues	20,603	13,673	6,930	100.0%	100.0%
Costs and expenses:
Multiplatform (exclusive of depreciation and amortization)	2,297	7,880	(5,583)	11.1%	57.6%
Interactive (exclusive of depreciation and amortization)	2,474	2,689	(215)	12.0%	19.7%
In-person (exclusive of depreciation and amortization)	2,554	969	1,585	12.4%	7.1%
Online operating expenses	2,245	1,744	501	10.9%	12.8%
Selling and marketing expenses	4,023	3,384	639	19.5%	24.7%
General and administrative expenses	18,442	10,341	8,101	89.5%	75.6%
Depreciation and amortization	6,711	4,207	2,504	32.6%	30.8%
Impairment of investment in ESA	9,683	–	9,683	47.0%	0.0%
Impairment of deferred production costs and intangible assets	1,005	–	1,005	4.9%	0.0%
Loss from operations	(28,831)	(17,541)	(11,290)	-139.9%	-128.3%
Interest expense, net	(2,117)	(540)	(1,577)	-10.3%	-3.9%
Other income	(72)	(6)	(66)	-0.3%	0.0%
Net loss	(31,020)	(18,087)	(12,933)	-150.6%	-132.3%
Net loss attributed to non-controlling interest	404	–	404	2.0%	0.0%
Net loss attributed to Parent	$(30,616)	$(18,087)	$(12,529)	-148.6%	-132.3%

Revenues

Multiplatform revenues increased by approximately $1.6 million, or 108%, to approximately $3.0 million for the year ended December 31, 2018 from approximately $1.4 million for the year ended December 31, 2017. The increase in multiplatform revenues all relates to the WPT business with increases in distribution revenue of approximately $0.7 million, sponsorship revenue of approximately $0.2 million, television sponsorship revenue of approximately $0.5 million and approximately $0.2 million of music revenue.

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Interactive revenues increased by approximately $1.4 million, or 18%, to approximately $9.2 million for the year ended December 31, 2018 from approximately $7.8 million for the year ended December 31, 2017. The increase in interactive revenues all relates to the WPT business and pertains to an increase in licensing revenue for virtual products.

In-person revenues increased by approximately $4.0 million, or 90%, to approximately $8.4 million for the year ended December 31, 2018 from approximately $4.4 million for the year ended December 31, 2017. The increase in in-person revenues is driven by revenue from AEII, particularly revenue generated from AEII’s flagship Esports Arena Las Vegas, which opened its doors in March of 2018. AEII’s revenues increased approximately $4.2 million when comparing the year ended December 31, 2018 compared to the same period in 2017, of which approximately $2.8 million was generated by Esports Arena Las Vegas, approximately $0.9 million was from the two Esports affiliates in Santa Ana and Oakland prior to their deconsolidation on August 1, 2018, approximately $0.4 million was generated by the U. S. mobile arena truck purchased in January of 2018 and approximately $0.4 million from increased revenues for the European mobile arena truck.

Costs and expenses

Multiplatform costs (exclusive of depreciation and amortization) decreased by approximately $5.6 million, or 71%, to approximately $2.3 million for the year ended December 31, 2018 from approximately $7.9 million for the year ended December 31, 2017. The decrease in multiplatform costs was due to the write-off in 2017 of approximately $3.7 million of production costs as deferred production costs were in excess of forecast revenues.

Interactive costs (exclusive of depreciation and amortization) decreased by approximately $0.2 million, or 8%, to approximately $2.5 million for the year ended December 31, 2018 from approximately $2.7 million for the year ended December 31, 2017. The decrease in interactive costs largely relates to lower processing fees in 2018 as compared to 2017 due to the mix of vendors.

In-person costs (exclusive of depreciation and amortization) increased by approximately $1.6 million, or 164%, to approximately $2.5 million for the year ended December 31, 2018 from approximately $1.0 million in for the year ended December 31, 2017. The increase in in-person costs relates to increased activity due to the opening of the Las Vegas flagship arena in March of 2018.

Online operating expenses increased by approximately $0.5 million, or 29%, to approximately $2.2 million for the year ended December 31, 2018 from approximately $1.7 for the year ended December 31, 2017. The decrease in online expenses related to a decrease in hosting fees for the WPT platform.

Selling and marketing expenses increased by approximately $0.6 million, or 19%, to approximately $4.0 million for the year ended December 31, 2018 from approximately $3.4 million for the year ended December 31, 2017. The increase in selling and marketing expenses related to an increase in AEII’s advertising and promotion expense of approximately $1.0 million primarily pertaining to the grand opening of AEII’s flagship arena in Las Vegas, offset in part by a decrease in advertising costs of approximately $0.2 million for the ClubWPT and PlayWPT products.

General and administrative expenses increased by approximately $8.1 million, or 78%, to approximately $18.4 million for the year ended December 31, 2018 from approximately $10.3 million for the year ended December 31, 2017. The increase in general and administrative expenses related primarily to increased general and administrative cost of approximately $9.8 million at AEII as it accelerated its activities with the opening of the Esports Arena Las Vegas and the U. S. mobile arena truck, and was comprised primarily of payroll and related costs, travel and professional services. Offsetting the increase at AEII, the WPT business had decreased general and administrative costs of approximately $1.7 million largely due to a $1.2 million decrease in stock-based payments as a change in incentive structures and $0.4 million in decreased legal costs and other associated costs due to a 2017 restructuring of WPT.

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Depreciation and amortization increased by approximately $2.5 million, or 60%, to approximately $6.7 million for the year ended December 31, 2018 from approximately $4.2 million for the year ended December 31, 2017. The increase in depreciation and amortization relates to increased depreciation for AEII’s flagship arena in Las Vegas which was put into service in March of 2018 as well as the U. S. mobile arena truck which was purchased in January of 2018.

Impairment of investment in ESA was approximately $9.7 million for the year ended December 31, 2018. There was no similar loss on deconsolidation in the 2017 comparative period. The 2018 loss was the result of the derecognition and disposal of the assets, liabilities and equity of an investment made earlier in 2018 by AEII for which AEII conveyed a portion of its membership interests to the former non-controlling interest members in order to reduce its ongoing contribution requirements, thus reducing its membership interest to 25 percent.

Impairment of deferred production costs and intangible assets was approximately $1.0 million in 2018. Management determined that the projected cash flows from certain deferred production costs and intellectual property would not be sufficient to recover the carrying value of those assets. There was no comparable loss in 2017.

Interest expense, net

Interest expense, net, was approximately $2.1 million and approximately $0.5 million for the year ended December 31, 2018 and 2017, respectively. Of the interest expense, approximately $2.0 million in the 2018 period and all of the interest in the 2017 period was related to loans to AEII from its parent company and/or affiliates to fund operating and capital costs. The increase in interest expense is due to the increases in the note payable to Parent balance as advances continued to be made throughout the last quarter of 2017 and the year ended December 31, 2018. The remaining interest expense in 2018 relates to a $5 million line of credit entered into by AEII in May of 2018 and repaid in October, 2018.

Net loss attributable to non-controlling interest

Net loss attributable to non-controlling interest was approximately $0.4 million for the year ended December 31, 2018. This is due to attributing the non-controlling share of losses to minority shareholders from January through July 31, 2018 while AEII was the majority shareholder in ESA. There were no similar attributions of losses or net income in the 2017 comparative period.

Liquidity and Capital Resources

AEII/WPT’s primary sources of liquidity and capital resources are cash on the balance sheet and borrowings from its parent. As of March 31, 2019, AEII/WPT had cash and Parent’s net equity of approximately $5.7 million and approximately $20.1 million, respectively. AEII/WPT had balances due to its parent totaling approximately $32.9 million as of March 31, 2019. For the three months ended March 31, 2019, AEII/WPT incurred a net loss of approximately $3.9 million and used cash in operations of approximately $2.9 million. The aforementioned factors raise substantial doubt about the ability of AEII/WPT to continue as a going concern for the next twelve months without significant outside resources.

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Immediately prior to closing of the Transactions, AEII/WPT expects to have no cash available for capital investment and general corporate purposes. At Closing, AEII/WPT will use $35 million of the proceeds from the Trust Account to repay amounts due to its parent. The remainder of any balances due to its parent will be converted to equity.

On May 20, 2019, Noble issued a series of secured convertible promissory notes (the “Notes”) whereby investors provided Noble with $4 million to be used for the operations of AEII/WPT. The Notes accrue annual interest at 12%; provided that no interest is payable in the event the Notes are converted into BRAC Common Stock described below. The Notes are due and payable on the first to occur of (i) the one-year anniversary of the issuance date, or (ii) the date on which a demand for payment is made during the time period beginning on the closing date of the Merger and the date that is three (3) months after the closing date of the Merger upon conversion of the Notes into equity as part of the Merger. If the note is paid by AEM or BRAC, the investor will receive one year of interest. As security for purchasing the Notes, the investors received a security interest in Allied Esports’ assets (second to any liens held by the landlord of the Las Vegas arena for property located in that arena), as well as a pledge of the equity of all of the entities comprising WPT, and a guaranty of Ourgame and the Company. The debt is convertible into shares of BRAC common stock at $8.50 per share.

If the Merger is consummated, each investor shall receive a Warrant to purchase shares of BRAC Common Stock in an amount equal to the product of (i) 3,800,000 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000. The Warrants will be subject to the exercise price and such other terms and conditions as determined by BRAC and Ourgame in the Merger; provided, however, the terms and conditions of the Warrant and the date of issuance of the Warrants shall be the same as the warrants to be issued to Ourgame, the Company and/or its affiliates in connection with the Merger.

The investors in the interim financing are entitled to receive additional shares of BRAC Common Stock (the “Earn-out Shares”) equal to the product of (i) 3,846,153 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000, if such investor’s note is converted into BRAC Common Stock and at any time within five years after the date of Merger and the last exchange-reported sale price of BRAC Common Stock trades at or above $13.00 for thirty (30) consecutive calendar days.

Cash Flows from Operating, Investing and Financing Activities

The tables below summarize cash flows for the three months ended March 31, 2019 and 2018, and the years ended December 31, 2018 and 2017.

	Three months ended March 31,		Year ended December 31,
In thousands	2019	2018	2018	2017
Net cash provided by (used in):
Operating activities	$(2,865)	$(4,531)	$(14,612)	$(10,759)
Investing activities	(1,760)	(13,071)	(23,072)	(6,133)
Financing activities	(137)	15,699	34,295	27,974

Net Cash Used in Operating Activities

Net cash used in operating activities primarily represents the results of operations exclusive of non-cash expenses, including depreciation, amortization, losses on disposal of assets, stock-based compensation and the impact of changes in operating assets and liabilities.

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Net cash used in operating activities for the three months ended March 31, 2019 was approximately $2.9 million as compared to approximately $4.5 million for the three months ended March 31, 2018, a decrease of approximately $1.6 million. The primary driver for the decrease in cash used in operating activities was a decrease in the net loss to approximately $3.9 million for the three months ended March 31, 2019 from approximately $6.3 million in the comparable 2018 period. The reduction in loss was driven by increased sales, primarily from increased in-person revenues generated from AEII’s flagship Esports Arena Las Vegas. This was partially offset by changes in working capital which increased cash used in operations by $1.2 million and decreased cash used in operations by $0.6 million for the three months ended March 31, 2019, and 2018 respectively.

Net cash used in operating activities for the year ended December 31, 2018 was approximately $14.6 million as compared to approximately $10.8 million for the year ended December 31, 2017, an increase of approximately $3.8 million. The primary driver for the increase in cash used in operating activities was the increase in general and administrative expenses and selling and marketing expenses which together represent approximately $8.7 million increase and result primarily from the growth of the operations of AEII, which was formed in 2016 and experienced an increase in activity with the construction and completion of its Las Vegas arena in 2018.

Net Cash used in Investing Activities

Net cash used in investing activities primarily relates to the purchase of property and equipment.

Net cash used in investing activities for the three months ended March 31, 2019 was approximately $1.8 million as compared to approximately $13.1 million for the three months ended March 31, 2018, a decrease of approximately $11.3 million. The primary driver for the decrease in cash used in investing activities was the construction and completion of AEII’s Las Vegas arena in 2018.

Net cash used in investing activities for the year ended December 31, 2018 was approximately $23.1 million as compared to approximately $6.1 million for the year ended December 31, 2017, an increase of approximately $17.0 million. The primary driver for the increase in cash used in investing activities was the construction and completion of AEII’s Las Vegas arena in 2018.

Net Cash Provided by (Used in) Financing Activities

Net cash provided by financing activities primarily relates to the proceeds from cash infusions from Ourgame in the form of notes or intercompany payables and the issuance of Allied Esports’ line of credit.

Net cash used in financing activities for the three months ended March 31, 2019 was approximately $0.1 million as compared to approximately $15.7 million net cash provided by financing activities for the three months ended March 31, 2018, a net decrease of approximately $15.8 million. The primary driver for the decrease was a decrease in cash infusions from Ourgame for the three months ended March 31, 2019 as compared the comparable 2018 period. The cash infusions in the three months ended March 31, 2018 were primarily used for the construction and completion of AEII’s Las Vegas arena.

Net cash provided by financing activities for the year ended December 31, 2018 was approximately $34.3 million as compared to approximately $28.0 million for the year ended December 31, 2017, an increase of approximately $6.3 million. The primary driver for the increase was cash infusions of approximately $34.3 million from Ourgame in the year ended December 31, 2018 as compared to approximately $28.0 million in the comparable 2017 period. Proceeds of approximately $5.0 million from the issuance of an Allied Esports’ line of credit were received in 2018 and subsequently repaid in the same year.

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Capital Expenditures

AEII will require continual investment to facilitate its growth plans. Capital expenditures primarily relate to the construction of flagship arenas at an estimated $20 million per arena and mobile arena trucks at an estimated $1 million per truck. AEII anticipates building an additional flagship arena in Europe in 2020 and another in in the Asia-Pacific region in 2021. AEII plans adding 6 mobile arena trucks by 2021, increasing the number of mobile arena trucks from two to eight.

Debt Agreements

Line of Credit

In May 2018, Allied Esports entered into a $5,000,000 line of credit with a bank, bearing interest of 2.650% per annum with monthly payments of interest only. The line of credit is secured by a $5,000,000 certificate of deposit provided by Parent as collateral. All outstanding principal and accrued interest were due at maturity in May 2019. During the year ended December 31, 2018, Allied Esports paid an aggregate $55,178 of interest payments. In October 2018, the $5,000,000 line of credit was repaid by the Parent using its collateralized certificate of deposit resulting in an addition to the balances due to the Parent.

Contractual Obligations

AEII/WPT enters into certain contractual obligations in the normal course of its business. The following table summarizes the known contractual commitments as of December 31, 2018:

(in thousands)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years

Operating lease obligations	7,479	2,163	3,478	1,838	–
Total	$7,479	$2,163	$3,478	$1,838	$–

Off-Balance Sheet Arrangements

AEII/WPT does not engage in any off-balance sheet financing activities, nor does AEII/WPT have any interest in entities referred to as variable interest entities.

Customer Concentration

During the year ended December 31, 2018, one customer accounted for 15% of total AEII/WPT revenue. No customer accounted for more than 10% of the AEII/WPT revenue in the year ended December 31, 2017.

During the years ended December 31, 2018 and 2017, 14% and 17%, of AEII/WPT revenue was from customers in foreign countries.

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Seasonality

Historically, AEII/WPT’s results of operations have not been significantly affected by seasonality.

Quantitative and Qualitative Disclosures About Market Risk

AEII/WPT is exposed to market risks from foreign currency fluctuation. AEII/WPT has not entered into any derivative financial instrument transaction to manage or reduce market risk for speculative purposes. AEII/WPT has no significant exposure to interest rate or commodity price fluctuation. The combined financial statements are subject to subject to concentrations of credit risk consisting primarily of accounts receivable.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. AEII/WPT regularly evaluates estimates and judgments based on historical experience and other relevant facts and circumstances.

AEII/WPT discusses its significant estimates used in the preparation of the financial statements in the notes accompanying the financial statements. Listed below are the accounting policies AEII/WPT believes are critical to its financial statements due to the degree of uncertainty regarding the estimates or assumptions involved.

Impairment of Long-Lived Assets

The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized for the amount by which the carrying value of the asset exceeds its fair value. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. During the year ended December 31, 2018 the Company recorded an aggregate of $1,005,292 for impairment charges related to deferred production costs and intangible assets, and recorded an impairment charge of $9,683,158 related to its investment in ESA. During the three months ended March 31, 2019 the Company recorded an impairment charge of $53,770 related to intangible assets and recorded an impairment charge of $600,000 related to its investment in ESA.

Deferred Production Costs

Capitalized production costs represent the costs incurred to develop and produce the Company’s proprietary shows. These costs primarily consist of labor, equipment, production overhead costs and travel expenses. Capitalized production overhead costs include rent incurred in connection with our leased space in Los Angeles, California, which is used exclusively for film production. Capitalized production costs are stated at the lower of cost, less accumulated amortization and tax credits, if applicable, or fair value. Production costs in an amount up to the amount of ultimate revenue expected to be earned from the related production are capitalized in accordance with FASB ASC Topic 926-20, “Other Assets – Film Costs”. Amortization of capitalized film costs begins when the related film is released and begins to recognize revenue. Capitalized film costs are amortized over the expected revenue period (not to exceed ten years) using a ratio of revenue earned during the period to estimated ultimate revenues for the related production. Costs incurred in excess of expected ultimate revenue are expensed as incurred and included in Multiplatform costs in the accompanying combined statements of operations. Unamortized capitalized production costs are evaluated for impairment at each reporting period on a season-by-season basis. If estimated remaining revenue is not sufficient to recover the unamortized capitalized production costs for that season, the unamortized capitalized production costs will be written down to fair value.

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Due to the inherent uncertainties involved in making such estimates of revenues and expenses, these estimates are likely to differ to some extent from actual results. The Company’s management regularly reviews and revises when necessary its revenue and cost estimates, which may result in a change in the rate of amortization of film costs, participations and residuals and/or write-down of all or a portion of the unamortized deferred production costs to its estimated fair value.

Revenue Recognition

The Company recognizes revenue when the following four criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services rendered; (3) fees are fixed or determinable, and (4) the collectability is reasonably assured.

For multiple element contracts, the Company allocates consideration to the multiple elements based on the relative selling price of each separate element which are determined using vendor specific objective evidence, third-party evidence or the Company’s best estimate in order to assign relative fair values.

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606),” (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605 - Revenue Recognition (“ASC 605”) and most industry-specific guidance throughout ASC 605. The FASB has issued numerous updates that provide clarification on a number of specific issues as well as requiring additional disclosures. The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than required under existing U.S. GAAP including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. The guidance also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The guidance may be adopted through either retrospective application to all periods presented in the financial statements (full retrospective approach) or through a cumulative effect adjustment to retained earnings at the effective date (modified retrospective approach). The guidance was revised in July 2015 to be effective for private companies and emerging growth public companies for annual and interim periods beginning on or after December 15, 2018. Except for certain contracts related to the Company’s distribution and event revenue streams, the Company has completed its ASC 606 analysis and, to date, no material differences in revenue recognition policies have been identified, as compared to ASC 605.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)” (“ASU 2016-02”). ASU 2016-02 requires an entity to recognize assets and liabilities arising from a lease for both financing and operating leases. ASU 2016-02 will also require new qualitative and quantitative disclosures to help investors and other financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for private companies and emerging growth public companies for fiscal years beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating ASU 2016-02 and its impact on its combined financial statements.

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In March 2016, the FASB issued ASU No. 2016-09, “Compensation – Stock Compensation (Topic 718)” (“ASU 2016-09”). ASU 2016-09 requires an entity to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for private companies and emerging growth public companies for fiscal years beginning after December 15, 2017, with early adoption permitted. The Company adopted this guidance effective January 1, 2018, and the standard did not have a material impact on the Company’s combined financial statements and related disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230) Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). The new standard will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The new standard is effective for fiscal years beginning after December 15, 2018. The Company will require adoption on a retrospective basis unless it is impracticable to apply, in which case the Company would be required to apply the amendments prospectively as of the earliest date practicable. The Company will require adoption on a retrospective basis unless it is impracticable to apply, in which case the Company would be required to apply the amendments prospectively as of the earliest date practicable. The adoption of ASU 2016-15 is not expected to have a material impact on the Company’s combined financial statements or disclosures.

In November 2016, the FASB issued ASU 2016-18, “Restricted Cash.” This guidance standardizes the presentation of changes to restricted cash on the statement of cash flows by requiring that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amount generally described as restricted cash or restricted cash equivalents. The provisions of this standard are effective for annual reporting periods, and interim reporting periods contained therein, beginning after December 15, 2017, and early adoption is permitted. The Company adopted this guidance effective January 1, 2018 and applied it retrospectively. The adoption of ASU 2016-18 had a material impact to the combined statements of cash flows, as the Company had $8,020,909 in restricted cash at December 31. 2017.

In May 2017, the FASB issued ASU No. 2017-09, Compensation — Stock Compensation (Topic 718); Scope of Modification Accounting. The amendments in this ASU provide guidance that clarifies when changes to the terms or conditions of a share-based payment award must be accounted for as modifications. If the value, vesting conditions or classification of the award changes, modification accounting will apply. The guidance is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company adopted this guidance effective January 1, 2018, and the standard did not have a material impact on the Company’s combined financial statements and related disclosures.

In June 2018, the FASB issued ASU No. 2018-07, Compensation — Stock Compensation (Topic 718) - Improvements to Nonemployee Share-Based Payment Accounting, which simplifies accounting for share-based payment transactions resulting for acquiring goods and services from nonemployees. ASU 2018-07 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Company is currently evaluating ASU 2018-07 and its impact on its combined financial statements or disclosures.

In July 2018, the FASB issued ASU No. 2018-10, “Codification Improvements to Topic 842, Leases” (“ASU 2018-10”). The amendments in ASU 2018-10 provide additional clarification and implementation guidance on certain aspects of the previously issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”) and have the same effective and transition requirements as ASU 2016-02. Upon the effective date, ASU 2018-10 will supersede the current lease guidance in ASC Topic 840, Leases. Under the new guidance, lessees will be required to recognize for all leases, with the exception of short-term leases, a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis. Concurrently, lessees will be required to recognize a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. ASU 2018-10 is effective for private companies and emerging growth public companies for interim and annual reporting periods beginning after December 15, 2019, with early adoption permitted. The guidance is required to be applied using a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative periods presented in the financial statements. The Company is currently assessing the impact this guidance will have on its combined financial statements.

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In July 2018, the FASB issued ASU No. 2018-09, “Codification Improvements” (“ASU 2018-09”). These amendments provide clarifications and corrections to certain ASC subtopics including the following: Income Statement - Reporting Comprehensive Income – Overall (Topic 220-10), Debt - Modifications and Extinguishments (Topic 470-50), Distinguishing Liabilities from Equity – Overall (Topic 480-10), Compensation - Stock Compensation - Income Taxes (Topic 718-740), Business Combinations - Income Taxes (Topic 805-740), Derivatives and Hedging – Overall (Topic 815-10), and Fair Value Measurement – Overall (Topic 820-10). The majority of the amendments in ASU 2018-09 will be effective in annual periods beginning after December 15, 2019. The Company is currently evaluating and assessing the impact this guidance will have on its combined financial statements.

In July 2018, the FASB issued ASU No. 2018-11, “Leases (Topic 842): Targeted Improvements,” (“ASU 2018-11”). The amendments in ASU 2018-11 related to transition relief on comparative reporting at adoption affect all entities with lease contracts that choose the additional transition method and separating components of a contract affect only lessors whose lease contracts qualify for the practical expedient. The amendments in ASU 2018-11 are effective for private companies and emerging growth public companies for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Company is currently assessing the impact this guidance will have on its combined financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments in ASU 2018-13 modify the disclosure requirements associated with fair value measurements based on the concepts in the Concepts Statement, including the consideration of costs and benefits. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. The amendments are effective for all entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The Company is currently evaluating ASU 2018-13 and its impact on its combined financial statements.

Related Party Transactions

Due to Parent

As of December 31, 2018, due to Parent consisted of payments of certain operating expenses, investing and financing activities made on behalf of AEII by the Parent. There is no stated interest rate or definitive repayment terms related to this liability.

Notes Payable to Parent

AEII has promissory notes payable to Parent. Borrowings on the notes are unsecured and bear interest at 6% per annum. The notes mature on December 31, 2021. During November and December of 2018, the amount due related to the notes of $37,372,522 and accrued interest payable of $2,150,487 were forgiven by the parent and recorded as a contribution to equity.

Bridge Financing

On October 11, 2018, the Parent issued a series of secured convertible promissory notes (the “Notes”) whereby investors provided Parent with $10 million to be used for the operations of the Company. The Notes are due and payable on the first to occur of (i) the one-year anniversary of the issuance date, or (ii) upon conversion of the Notes into equity as part of the Merger (as defined below). As security for purchasing the Notes, the investors received a security interest in Allied Esports’ assets (second to any liens held by the landlord of the Las Vegas arena for property located in that arena), as well as a pledge of the equity of all of the entities comprising WPT. The liens and pledge described above will terminate upon the closing of the Merger.

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Second Bridge Financing

On May 17, 2019, Noble issued a series of secured convertible promissory notes (the “Notes”) whereby investors provided Noble with $4 million to be used for the operations of AEII/WPT. Ms. Man Sha purchased a $1 million Note, and is the wife of Mr. Ng Kwok Leung Frank, who will join as a director and CEO upon the closing of the Mergers. The Notes accrue annual interest at 12%; provided that no interest is payable in the event the Notes are converted into BRAC Common Stock as described below. The Notes are due and payable on the first to occur of (i) the one-year anniversary of the issuance date, or (ii) the date on which a demand for payment is made during the time period beginning on the closing date of the Mergers and ending on the date that is three (3) months after the closing date of the Mergers. If any Note is paid by AEM or BRAC, the investor will receive one year of interest. As security for purchasing the Notes, the investors received a security interest in Allied Esports’ assets (second to any liens held by the landlord of the Las Vegas arena for property located in that arena), as well as a pledge of the equity of all of the entities comprising WPT, and a guaranty of Ourgame and the Company. If the Mergers are consummated, the debt is convertible into shares of BRAC Common Stock at $8.50 per share.

If the Merger is consummated, each investor shall receive a Warrant to purchase shares of BRAC Common Stock in an amount equal to the product of (i) 3,800,000 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000. The Warrants will be subject to the exercise price and such other terms and conditions as determined by BRAC and Ourgame in the Merger; provided, however, the terms and conditions of the Warrant and the date of issuance of the Warrants shall be the same as the warrants to be issued to Ourgame, the Company and/or its affiliates in connection with the Merger.

The investors in the second bridge financing are entitled to receive additional shares of BRAC Common Stock equal to the product of (i) 3,846,153 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000, if such investor’s note is converted into BRAC Common Stock and at any time within five years after the closing date of the Mergers and the last exchange-reported sale price of BRAC Common Stock is at or above $13.00 for thirty (30) consecutive calendar days.

Stock Options

In 2015, the Parent issued options to purchase common stock of the Parent to certain employees and a consultant of WPT, and the years ended December 31, 2018 and 2017, the Company recorded $(766,417), and $483,371, respectively, of stock-based compensation which is reflected in general and administrative expenses in the combined statements of operations. As of December 31, 2018, there was $5,877 of unamortized stock-based compensation expense, which would be recognized over a remaining period of 0.5 years.

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BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management of BRAC

The following table sets forth information regarding the beneficial ownership of BRAC Common Stock as of the record date and immediately following consummation of the Mergers by:

•	each person known by BRAC to be the beneficial owner of more than 5% of BRAC’s outstanding shares of common stock either on the record date or after the consummation of the business combination;

•	each of BRAC’s current executive officers and directors;

•	each person who will become an executive officer or director upon consummation of the business combination;

•	all of BRAC’s current executive officers and directors as a group; and

•	all of the executive officers and directors as a group after the consummation of the business combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security.

The table assumes no conversion of the $4,000,000 convertible debt assumed as interim financing and described previously in “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Allied Esports and WPT.”

			After Mergers
	Prior to Mergers (1)		Assuming No Conversions (2)		Assuming Maximum Conversions (3)
Name and Address of Beneficial Owners(4)	Number of Shares	%	Number of Shares	%	Number of Shares	%
Black Ridge Oil & Gas, Inc. (our sponsor)(5)	3,895,000	22.0%	3,939,500	12.8%	3,939,500	15.9%
Kenneth DeCubellis(6)	3,895,000	22.0%	3,939,500	12.8%	3,939,500	15.9%
James Moe(7)	–	–	–	–	–	–
Michael Eisele(7)	–	–	–	–	–	–
Bradley Berman(7)	–	–	–	–	–	–
Benjamin S. Oehler(7)	–	–	–	–	–	–
Joseph Lahti(7)	–	–	–	–	–	–
Lyle Berman(7)	–	–	–	–	–	–
Frank Ng(8)	–	–	8,668,354	27.8%	8,668,354	34.6%
Eric Yang(9)	–	–	8,550,640	27.8%	8,550,540	34.6%
Adam Pliska(10)	–	–	311,516	1.0%	311,516	1.3%
Maya Rogers	–	–	–	–	–	–
Dr. Kan Hee Anthony Tyen	–	–	–	–	–	–
Ho min Kim	–	–	–	–	–	–
Primo Vital Limited	–	–	8,342,268	27.2%	8,342,368	33.7%
Polar Asset Management Partners Inc. (11)	1,636,325	9.2%	1,636,325	5.3%	1,636,325	6.6%
Weiss Asset Management LP(12)	1,305,870	7.4%		–	1,305,870	5.3%
HGC Investment Management Inc.(13)	1,002,121	5.7%		–		–
All directors and executive officers, as a group (7 individuals prior to Business Combination; 13 individuals after Business Combination)	3,895,000	22.0%	13,127,742	42.3%	13,127,742	52.6%

*Less than one percent.

156

(1)	The percentage of beneficial ownership on the record date is calculated based on 17,695,000 outstanding shares of common stock as of such date, but does not reflect any shares of common stock issuable upon exercise of warrants as they may not be exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
(2)	The expected beneficial ownership of BRAC common stock post-Mergers has been determined based on the following: (i) 17,695,000 shares currently held by the BRAC stockholders, (ii) assumes no BRAC stockholder has exercised conversion rights, (iii) 11,602,754 shares of BRAC common stock issued as consideration in the Mergers (and not taking into account any contingent shares being earned), and (iv) 1,424,500 shares issued upon conversion of BRAC rights which will automatically convert upon consummation of the Mergers but excludes 470,588 shares of BRAC common stock issuable upon the full conversion of $4 million of Noble convertible promissory notes issued on or about May 17, 2019 in an interim financing at $8.50 per share as conversion of the convertible promissory notes cannot be assumed at the closing of the transactions.
(3)	The expected beneficial ownership of BRAC common stock post-Mergers has been determined based on the following: (i) 17,695,000 shares currently held by the BRAC stockholders, (ii) assumes BRAC stockholders have exercised conversion rights with respect to 5,989,100 shares of BRAC common stock, the maximum allowed under the terms of the merger agreement (iii) 11,602,754 shares of BRAC common stock issued as consideration in the Mergers (and not taking into account any contingent shares being earned) and (iv) 1,424,500 shares issued upon conversion of BRAC rights which will automatically convert upon consummation of the Mergers but excludes 470,588 shares of BRAC common stock issuable upon the full conversion of $4 million of Noble convertible promissory notes issued on or about May 17, 2019 in an interim financing at $8.50 per share as conversion of the convertible promissory notes cannot be assumed at the closing of the transactions.
(4)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, Minnesota 55403.
(5)	These shares represent the 3,450,000 founder shares and 445,000 shares purchased in a private placement simultaneous with our initial public offering.
(6)	Mr. DeCubellis does not beneficially own any shares of our common stock. Represents shares held by Black Ridge Oil & Gas, Inc., of which Mr. DeCubellis, as chief executive officer, exercises voting and dispositive power over such shares. Mr. DeCubellis has a pecuniary interest in shares of our common stock through his ownership of common stock in Black Ridge Oil and Gas, Inc. Mr. DeCubellis disclaims beneficial ownership of such shares except to the extent of his ultimate pecuniary interest.
(7)	Mr. Michael Eisele, Mr. James Moe, Mr. Bradley Berman, Mr. Ben Oehler, Mr. Joseph Lahti, and Mr. Lyle Berman do not beneficially own any shares of our common stock. However, they have a pecuniary interest in shares of our common stock through their ownership of common stock and /or options to purchase common stock of Black Ridge Oil and Gas, Inc.
(8)	Represents (i) 208,339 shares to be issued directly to Mr. Ng as consideration in the Mergers, (ii) 8,342,268 shares to be issued as consideration in the Mergers to Primo Vital Limited, a 100% owned subsidiary of Ourgame International Holdings Limited, of which Mr. Ng, as director and co-chief executive officer, exercises voting and dispositive power over such shares, and (iii) 117,647 shares issuable to Ms. Man Sha, the wife of Mr. Ng, upon conversion of the $1 million promissory note issued to Ms. Man Sha by Noble on or about May 17, 2019. Effective upon consummation of the Mergers, Mr. Ng intends to resign as co-chief executive officer of Ourgame International Holdings Limited.
(9)	Represents 208,272 shares to be issued directly to Mr. Yang as consideration in the Mergers and 8,342,268 shares to be issued as consideration in the Mergers to Primo Vital Limited, a 100% owned subsidiary of Ourgame International Holdings Ltd., of which Mr. Yang, as director and co-chief executive officer, exercises voting and dispositive power over such shares.
(10)

These shares represent the 21,447 shares to be issued directly to Mr. Pliska as consideration in the Mergers and 290,069 shares to be issued as consideration in the Mergers to Trisara Ventures, LLC, of which Mr. Pliska owns 99% of the equity and is the sole executive officer, exercises voting and dispositive power over such shares.

157

(11)	The principal executive offices of Polar Asset Management Partners Inc. are located at 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company ("PMSMF") and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the Shares directly held by the Polar Vehicles. Polar Asset Management Partners Inc. holds sole voting power with respect to the shares held by the Fund.
(12)	The principal executive offices of HGC Investment Management Inc. are located at 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada. HGC Investment Management Inc., a company incorporated under the laws of Canada, serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership (the “Fund”). HGC Investment Management Inc. holds sole voting power with respect to the shares held by the Fund.
(13)	Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”), Andrew M. Weiss, Ph.D., have a business address of 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116. Weiss Asset Management, WAM GP and Andrew Weiss have shared voting and dispositive power of all the shares. Weiss Asset Management is the sole investment manager to a private investment partnership (the “Partnership”) and a private investment fund (“Fund”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Fund. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.

158

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

BRAC Related Person Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

BRAC Related Person Transactions

Insider Shares

In May 2017, Black Ridge Oil & Gas purchased an aggregate of 3,450,000 insider shares (adjusted retroactively to reflect a 20% stock dividend on October 4, 2017) for an aggregate purchase price of $25,000, or approximately $0.007 per share.

The insider shares are identical to the shares of BRAC Common Stock included in the units sold in the initial public offering. However, the initial stockholders have agreed (A) to vote their insider shares (as well as any shares acquired after the initial public offering) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the amended and restated memorandum and articles of association with respect to pre-business combination activities prior to the consummation of such a business combination unless BRAC provides public stockholders with the opportunity to convert their public shares into the right to receive cash from the trust account in connection with any such vote, (C) not to convert any insider shares (as well as any other shares acquired after the initial public offering in the case of certain holders of insider shares) into the right to receive cash from the trust account in connection with a stockholder vote to approve a proposed initial business combination (or sell any shares they hold to BRAC in a tender offer in connection with a proposed initial business combination) or a vote to amend the provisions of the amended and restated memorandum and articles of association relating to stockholders’ rights or pre-business combination activity and (D) that the insider shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. Additionally, the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of initial business combination and the date on which the closing price of shares of BRAC Common Stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of initial business combination, or earlier, in either case, if, subsequent to initial business combination, the BRAC consummates a liquidation, merger, stock exchange or other similar transaction which results in all of stockholders having the right to exchange their shares of BRAC Common Stock for cash, securities or other property.

159

Private Units

Black Ridge Oil & Gas, pursuant to a written agreement, purchased 445,000 private units for a purchase price of $10.00 per unit in a private placement that occurred simultaneously with the closing of our initial offering and the subsequent exercise of the over-allotment option. Each private unit consists of one share of common stock, one right and one warrant. Each right entitles the holder thereof to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination. Each warrant entitles the holder to purchase one share of common stock at a price of $11.50. Each warrant will become exercisable 30 days after the completion of an initial business combination and will expire on the fifth anniversary of our completion of an initial business combination, or earlier upon redemption or liquidation.

Administrative Services

Black Ridge Oil & Gas, Inc. provides BRAC, at a cost of $10,000 per month, office space and general administrative services.

Expenses

Black Ridge Oil & Gas, our executive officers and directors, and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to executive officers, directors, stockholders or our or their affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. However, the amount of such compensation may not be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Loans

During 2017, Black Ridge Oil & Gas loaned to us an aggregate of $125,000 to cover expenses related to our formation and the initial public offering. This note was repaid on the date of our initial public offering.

On December 10, 2018, Black Ridge Oil & Gas loaned us an additional $350,000. The loan is unsecured, non-interest bearing and is payable at the consummation of the Mergers or convertible into units as described below. On February 20, 2019 and March 28, 2019, Black Ridge Oil & Gas loaned us an additional $100,000 and 200,000 respectively under similar terms.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our officers, directors, stockholders or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loan may be convertible into units of the post business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the placement units issued to Black Ridge Oil & Gas in the private placement in connection with our initial public offering. We do not expect to seek loans from parties other than our officers, directors or their affiliates as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

160

Registration Rights

We have entered into a registration rights agreement with respect to the founder shares and private placement units. The holders of these securities are entitled to make up to two demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

AEM and WPT Related Person Transactions

As described in more detail in the section entitled “Executive Compensation – Adam Pliska Employment Agreement” on page [●] hereof, Adam Pliska, who serves as President and CEO of the WPT entities and as an executive for Ourgame, and who will serve as President of BRAC and CEO of the WPT Entities after the consummation of the Mergers, will receive (via Trisara, a consulting company he is a member of) a payment equal to 2% of the total gross proceeds from the sale of the WPT business up to $45 million, and an additional 1% of any amounts over $45 million. Since the WPT business is valued at $50 million for purposes of the Mergers, Mr. Pliska will be entitled to a payment of $950,000 in connection with the above provisions. In addition to the above payments due to Mr. Pliska upon the closing of the Mergers, pursuant to a SPAC Introduction Agreement entered into between Mr. Pliska (via Trisara), Practicans, LLC and the various entities comprising Allied Esports on August 22, 2018, and as amended on December 19, 2018, and in consideration of Trisara introducing Ourgame to Black Ridge and facilitating the Mergers, Trisara will be entitled to receive 290,069 shares of BRAC common stock, as well as a cash payment of $700,000.

As described in more detail in the section entitled “Second Bridge Financing” on page [●] hereof, Ms. Man Sha purchased a $1 million Note, and is the wife of Mr. Ng Kwok Leung Frank, who serves as director and co-chief executive officer of Ourgame, and who will join as a director and CEO upon the closing of the Mergers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers, and persons owning more than 10% of BRAC Common Stock to file reports of ownership and changes of ownership with the SEC. Based on its review of the copies of such reports furnished to us, or representations from certain reporting persons that no other reports were required, we believe that all applicable filing requirements were complied with during the fiscal year ended December 31, 2018.

161

PRICE RANGE OF BRAC SECURITIES AND DIVIDENDS

Market Price of Units, Common Stock, Rights, and Warrants

Our units, common stock, rights, and warrants are traded on The Nasdaq Capital Market under the symbols BRACU, BRAC, BRACR, and BRACW, respectively. The following table sets forth the high and low sales prices for our units, common stock, rights, and warrants for the periods indicated since the units began public trading on October 5, 2017 and our common stock, rights, and warrants began separate public trading on October 25, 2017.

The closing price of our units, common stock, rights, and warrants on December 18, 2018, the last trading day before announcement of the execution of the Agreement, was $10.50, $9.98, $0.38, and $0.22, respectively. As of the record date, the closing price of each unit, share of common stock, right, and warrant was $10.7993, $10.33, $0.30, and $0.24, respectively.

The table below sets forth, for the calendar quarter indicated, the high and low bid prices of our units, common stock, rights, and warrants as reported on the Nasdaq Capital Market for the period from October 5, 2017 through June 10, 2019.

	Units		Common Stock		Rights		Warrants
	Low	High	Low	High	Low	High	Low	High
Fiscal 2019
Second Quarter through June 10, 2019	[●]	[●]	[●]	[●]	[●]	[●]	[●]	[●]
First Quarter	10.47	10.83	9.97	10.23	0.15	0.46	0.173	0.45
Fiscal 2018
Fourth Quarter	10.45	11.155	9.52	12.11	0.01	0.39	0.17	0.45
Third Quarter	10.42	11.155	9.58	9.88	0.30	0.42	0.320	0.52
Second Quarter	10.22	11.35	9.69	9.80	0.26	0.433	0.28	0.45
First Quarter	10.10	10.56	9.58	9.72	0.22	0.33	0.196	0.43

Holders of BRAC units, common stock, rights, and warrants should obtain current market quotations for their securities. The market price of our securities could vary at any time before the transactions.

Holders

As of June 10, 2019, there were [●] holders of record of BRAC units, [●] holders of record of BRAC Common Stock, [●] holders of record of BRAC rights, and [●] holders of record of BRAC Warrants. We believe we have in excess of 300 beneficial holders of our securities.

APPRAISAL RIGHTS

Neither BRAC stockholders nor holders of BRAC warrants or rights have appraisal rights under the DGCL in connection with the transactions.

STOCKHOLDER PROPOSALS

The 2019 annual meeting of shareholders will be held on or about [●], 2019 unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2019 annual meeting, you need to provide it to us by no later than [●]. Before the Mergers, you should direct any proposals to BRAC’s secretary at its principal office at c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, MN 55403. Following the Mergers, such communications should be sent to [●].

162

OTHER STOCKHOLDER COMMUNICATIONS

Stockholders and interested parties may communicate with our board of directors, any committee chairperson, or the non-management directors as a group by writing to the board or committee chairperson in care of Black Ridge Acquisition Corp., 110 North 5th Street, Suite 410, Minneapolis, MN 55403. Following the Mergers, such communications should be sent to [●]. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson, or all non-management directors.

INDEPENDENT AUDITORS

The combined financial statements of (i) Noble Link Global Limited and its subsidiaries which comprise WPT and (ii) Allied Esports International, Inc. and its subsidiaries at December 31, 2018 and 2017 appearing in this proxy statement have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein. Representatives of Marcum will be present at the stockholder meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

The financial statements of Black Ridge Acquisition Corp. at December 31, 2018 and 2017 appearing in this proxy statement have been audited by Marcum LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein. Representatives of Marcum will be present at the stockholder meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, BRAC and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to stockholder and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing BRAC at its principal executive offices c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, MN 55403, or (952) 426-1241. Following the Mergers, such requests should be made by calling or writing [●].

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by us with the Securities SEC web site at: http://www.sec.gov.

This proxy statement incorporates important business and financial information about the parties that is not included in or delivered with the proxy statement. Information and statements contained in this proxy statement or any annex to this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to the registration statement of which this proxy statement forms a part.

All information contained in this document relating to BRAC has been supplied by BRAC, and all such information relating to Allied Esports, WPT, AEM, Noble, and Ourgame has been supplied by Allied Esports, WPT, Noble, and/or Ourgame. Information provided by one another does not constitute any representation, estimate, or projection of the other.

163

If you would like additional copies of this document or if you have questions about the transactions, you should contact via phone or in writing:

Mr. James Moe
Black Ridge Acquisition Corp.
c/o Black Ridge Oil & Gas, Inc.,
110 North 5th Street, Suite 410,
Minneapolis, MN 55403
Tel: (952) 426-1241

164

F-1

BLACK RIDGE ACQUISITION CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2019	2018
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$194,875	$133,729
Prepaid expenses	60,000	11,250
Total current assets	254,875	144,979
Cash and marketable securities held in Trust Account	142,027,742	141,307,307
Total assets	$142,282,617	$141,452,286

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$74,007	$148,514
Accounts payable - related party	99,188	13,340
Income taxes payable	657,989	472,770
Deferred income taxes	1,798	438
Convertible notes payable - related party	650,000	350,000
Total current liabilities	1,482,982	985,062

Total liabilities	1,482,982	985,062

Commitments

Common stock, $0.0001 par value, subject to possible redemption, 13,258,966 and 13,283,086 shares at March 31, 2019 and December 31, 2018, respectively, at redemption value	135,799,630	135,467,219

Stockholders' equity:
Preferred stock, $0.0001 par value, 1,000,000 shares authorized, none issued and outstanding	–	–
Common stock, $.0001 par value; 35,000,000 shares authorized, 4,436,034 and 4,411,914 shares at March 31, 2019 and December 31, 2018, respectively, issued and outstanding (excluding 13,258,966 and 13,283,086 shares at March 31, 2019 and December 31, 2018, respectively, subject to possible redemption)	444	442
Additional paid in capital	3,432,801	3,765,214
Retained earnings	1,566,760	1,234,349
Total stockholders' equity	5,000,005	5,000,005
Total liabilities and stockholders' equity	$142,282,617	$141,452,286

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

F-2

BLACK RIDGE ACQUISITION CORP.

 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
	2019	2018

General and administrative costs	$297,078	$146,260
Loss from operations	297,078	146,260

Other income
Interest income	811,335	417,712
Unrealized gain on marketable securities held in Trust Account	4,733	57,914
Total other income	816,068	475,626

Income before taxes	518,990	329,366
Provision for income taxes	(186,579)	(94,667)

Net income	$332,411	$234,699

Weighted average shares outstanding, basic and diluted (1)	4,411,914	4,346,557

Basic and diluted net loss per common share	$(0.06)	$(0.03)

(1) Excludes an aggregate of up to 13,258,966 and 13,336,309 shares subject to possible redemption at March 31, 2019 and 2018, respectively.

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

F-3

BLACK RIDGE ACQUISITION CORP.

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

(Unaudited)

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders'
	Shares	Amount	Capital	Earnings	Equity

Balance, January 1, 2018	4,346,557	$435	$4,906,420	$93,150	$5,000,005
Common stock subject to possible redemption	12,134	1	(234,696)	–	(234,695)
Net income	–	–	–	234,699	234,699
Balance, March 31, 2018	4,358,691	$436	$4,671,724	$327,849	$5,000,009

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders'
	Shares	Amount	Capital	Earnings	Equity

Balance, January 1, 2019	4,411,914	$442	$3,765,214	$1,234,349	$5,000,005
Common stock subject to possible redemption	24,120	2	(332,413)	–	(332,411)
Net income	–	–	–	332,411	332,411
Balance, March 31, 2019	4,436,034	$444	$3,432,801	$1,566,760	$5,000,005

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

F-4

BLACK RIDGE ACQUISITION CORP.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Three Months Ended March 31,
	2019	2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$332,411	$234,699
Adjustments to reconcile net income to net cash used in operating activities:
Interest income	(811,335)	(417,712)
Unrealized gain on marketable securities held in Trust Account	(4,733)	(57,914)
Deferred income taxes	1,360	16,646
Changes in operating assets and liabilities:
Prepaid expenses	(48,750)	(21,831)
Accounts payable and accrued expenses	(74,507)	39,162
Accounts payable - related party	85,848	3,697
Income taxes payable	185,219	78,021
Net cash used in operating activities	(334,487)	(125,232)

CASH FLOWS FROM INVESTING ACTIVITIES:
Withdrawal from Trust Account to pay for income taxes and franchise fees	95,633	–
Net cash provided by investing activities	95,633	–

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible promissory notes - related party	300,000	–
Net cash provided by financing activities	300,000	–

NET CHANGE IN CASH AND CASH EQUIVALENTS	61,146	(125,232)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	133,729	427,954
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$194,875	$302,722

SUPPLEMENTAL INFORMATION:
Income taxed paid	$–	$–

NON-CASH INVESTING AND FINANCE ACTIVITIES:
Change in value of common stock subject to possible redemption	$332,411	$234,695

The accompanying notes are an integral part of these condensed consolidated financial statements

F-5

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Note 1 – Description of Organization and Business Operations

Black Ridge Acquisition Corp. (“BRAC” or the “Company”, “we”, “us” and ”our”) was incorporated in Delaware on May 9, 2017 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business were originally focused on businesses in the energy or energy-related industries with an emphasis on opportunities in the upstream oil and gas industry in North America, but are not limited to a particular industry or geographic region.

All activity through March 31, 2019 relates to the Company’s formation, its Initial Public Offering, described below, identifying a target company for a Business Combination and the Business Combination contemplated by the Business Combination Agreement (defined below). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on October 4, 2017. The registration statement was initially declared effective for 10,000,000 units (“Units” and, with respect to the common stock included in the Units being offered, the “Public Shares”), but the offering was increased to 12,000,000 Units pursuant to Rule 462(b) under the Securities Act of 1933, as amended. On October 10, 2017, the Company consummated the Initial Public Offering of 12,000,000 units, generating gross proceeds of $120,000,000. Transaction costs for the Initial Public Offering amounted to $2,882,226, including $2,400,000 of underwriting fees.

Simultaneous with the closing of the Initial Public Offering, the Company consummated the sale of 400,000 units (the “Placement Units”) at a price of $10.00 per Placement Unit in a private placement to the Company’s sponsor and sole stockholder prior to the Initial Public Offering, Black Ridge Oil & Gas, Inc. (the “Sponsor”), generating gross proceeds of $4,000,000.

Following the closing of the Initial Public Offering on October 10, 2017, an amount of $120,600,000 ($10.05 per Public Share) from the net proceeds of the sale of the Units in the Initial Public Offering and the Placement Units was placed in a trust account (“Trust Account”) and was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account, as described below.

On October 18, 2017, in connection with the underwriters’ exercise of their over-allotment option in full, the Company consummated the sale of an additional 1,800,000 Units at $10.00 per Unit, and the sale of an additional 45,000 Placement Units at $10.00 per Placement Unit, generating total proceeds of $18,450,000. Transaction costs, representing underwriting fees on the sale of the over-allotment Units, were $360,000. Following the closing, an additional $18,090,000 of the net proceeds (10.05 per Public Share) was placed in the Trust Account, bringing the total aggregate proceeds held in the Trust Account to $138,690,000 (10.05 per Public Share).

F-6

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and private placement, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. Upon the closing of the Initial Public Offering and private placement, $10.05 per Public Share was deposited in the Trust Account to be held until the earlier of (i) the consummation of its initial Business Combination or (ii) the Company’s failure to consummate a Business Combination within 21 months from the consummation of the Initial Public Offering (the “Combination Period”). Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Trust Account is maintained by a third party trustee. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company for any amounts that are necessary to pay the Company’s income and other tax obligations and up to $50,000 that may be used to pay for the costs of liquidating the Company. The Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.05 per share by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but there is no assurance that the Sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by the Sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims for indemnification by the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Initial Business Combination

Pursuant to the Nasdaq Capital Markets listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the Trust Account, net of tax obligations, at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. The fair market value of the target will be determined by the Company’s board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). The target business or businesses that the Company acquires may have a collective fair market value substantially in excess of 80% of the Trust Account balance, net of tax obligations. In order to consummate such a Business Combination, the Company may issue a significant amount of its debt or equity securities to the sellers of such business and/or seek to raise additional funds through a private offering of debt or equity securities. If the Company’s securities are not listed on NASDAQ after the Initial Public Offering, the Company would not be required to satisfy the 80% requirement. However, the Company intends to satisfy the 80% requirement even if the Company’s securities are not listed on NASDAQ at the time of the initial Business Combination.

F-7

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

The Company will provide the holders of the Public Shares (“Public Stockholders”) with an opportunity to redeem all or a portion of their Public Shares either (i) in connection with a stockholder meeting called to approve the Business Combination, irrespective of whether they vote for or against the proposed Business Combination, or (ii) by means of a tender offer, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (net of franchise and income taxes payable), divided by the number of then outstanding Public Shares. The amount in the Trust Account, net of franchise and income taxes payable, currently amounts to $10.24 per Public Share. The common stock subject to redemption was recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity”. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and solely in the case of a stockholder vote, a majority of the outstanding shares voted are voted in favor of the Business Combination. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion, based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require it to seek stockholder approval under the law or stock exchange listing requirement. If a stockholder vote is not required and the Company decides not to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to the proposed amended and restated certificate of incorporation, (i) conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and (ii) file tender offer documents with the SEC prior to completing the initial Business Combination which contain substantially the same financial and other information about the initial Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

The Sponsor has agreed to vote its Founder Shares (as described in Note 6) and any Public Shares purchased after the Initial Public Offering in favor of the initial Business Combination, and the Company’s executive officers and directors have also agreed to vote any Public Shares purchased after the Initial Public Offering in favor of the Initial Business Combination. The Sponsor entered into a letter agreement, pursuant to which it agreed to waive its redemption rights with respect to the Founder Shares, shares included in the Placement Units and Public Shares in connection with the completion of the initial Business Combination. In addition, the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares and shares included in the Placement Units if the Company fails to complete the initial Business Combination within the prescribed time frame. However, if the Sponsor (or any of the Company’s executive officers, directors or affiliates) acquires Public Shares after the Initial Public Offering, it (and they) will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares in the event the Company does not complete the initial Business Combination within such applicable time period.

Proposed Business Combination

On December 19, 2018, the Company entered into a business combination agreement (the “Business Combination Agreement”) with Black Ridge Merger Sub, Corp., a Delaware corporation and wholly-owned subsidiary of the Company formed on December 19, 2018 (“Merger Sub”), Allied Esports Entertainment, Inc. (“Allied Esports”), Ourgame International Holdings Ltd. (“Ourgame”), Noble Link Global Limited, a wholly-owned subsidiary of Ourgame (“Noble”), and Primo Vital Ltd., also a wholly-owned subsidiary of Ourgame (“Primo”), pursuant to which the Company will acquire two of Ourgame’s global esports and entertainment assets, Allied Esports and WPT Enterprises, Inc. (“WPT”). See Note 7.

F-8

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Failure to Consummate a Business Combination

If the Company is unable to complete the initial Business Combination within the Combination Period, the Company must: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable) divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s Board of Directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Note 2 – Significant Accounting Policies

Consolidation Policy

The accompanying unaudited condensed consolidated financial statements include the accounts of the following legal entities:

Name of entity	State of Incorporation	Relationship
Black Ridge Acquisition Corp.	Delaware	Parent
Black Ridge Merger Sub Corp.	Delaware	Subsidiary(1)

(1)	Wholly owned subsidiary formed on December 19, 2018 to facilitate the proposed Business Combination with Allied Esports and Ourgame.

The parent company, Black Ridge Acquisition Corp., and Black Ridge Merger Sub Corp. are collectively be referred to herein as “the Company” or “Black Ridge”. All significant intercompany transactions have been eliminated in the preparation of these financial statements.

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed consolidated financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K as filed with the SEC on March 18, 2019. The interim results for the three month periods ended March 31, 2019 and 2018 are not necessarily indicative of the results to be expected for the years ending December 31, 2019 and 2018 or for any future interim periods.

F-9

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Going concern

The accompanying unaudited condensed consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As of March 31, 2019, the Company had working capital of $108,682 (excluding income taxes and franchise fees which may be paid out of the Trust Account and the notes payable to our sponsor). During the three months ending March 31, 2019, the Company withdrew $95,633 of interest from the Trust account to pay the Company’s income tax and franchise fee obligations. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans. The Company’s plans to consummate an initial Business Combination may not be successful.

Based on the foregoing, the Company may not have sufficient funds available to operate its business through the mandatory liquidation date or until it closes an initial business combination and may need to obtain additional financing from its sponsor or other sources in order to meet its obligations. The Company cannot be certain that additional funding will be available on acceptable terms, or at all. These matters, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

F-10

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2019 or December 31, 2018.

Cash and securities held in Trust Account

As of March 31, 2019, $638,654 of cash and $141,389,088 of marketable securities were held in the Trust Account. As of December 31, 2018, $2,312 of cash and $141,304,995 of marketable securities were held in the Trust Account. During the three months ending March 31, 2019, the Company withdrew $95,633 of interest from the Trust account to pay the Company’s income tax and franchise fee obligations.

Income taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2019. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company’s policy for recording interest and penalties associated with income tax audits is to record such expense as a component of income tax expense. There are no amounts accrued for penalties or interest as of March 31, 2019 or December 31, 2018. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

The effective rate differs from the statutory rate primarily due to the impact of state taxes and non-deductible merger costs.

F-11

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Common Stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of March 31, 2019 and December 31, 2018, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. As of March 31, 2019, the Company had not experienced losses on this account since the Company’s inception and management believes the Company is not exposed to significant risks on such account.

Net income (loss) per share

Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. An aggregate of 13,258,966 and 13,283,086 shares of common stock subject to possible redemption at March 31, 2019 and December 31, 2018, respectively, have been excluded from the calculation of basic income (loss) per share since such shares, if redeemed, only participate in their pro rata share of the trust earnings.

The Company's net income (loss) is also shown adjusted for the portion of income attributable to shares subject to redemption, as these shares only participate in the income of the trust account less taxes and franchise fees and not the operating losses of the Company. The calculation of income attributable to shares subject to redemption is as follows;

	Three Months Ended March 31,
	2019	2018
Income attributable to shares subject to redemption:
Interest income and unrealized gains	$816,068	$475,626
Less:
Company's portion to pay current income taxes and franchise fees D	(185,218)	(106,417)
Income subtotal (attributable to total IPO pool)	630,850	369,209
Shares subject to redemption	13,258,966	13,336,309
Total IPO shares	13,800,000	13,800,000
Percent attributable to Shares subject to redemption	96.08%	96.64%
Income attributable to shares subject to redemption	$606,117	$356,803

D Does not include income tax expense due to change in deferred taxes

F-12

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Accordingly, basic and diluted net income (loss) per share attributable to shares not subject to redemption is as follows:

	Three Months Ended March 31,
	2019	2018
Net income	$332,411	$234,699
Less income attributable to shares subject to redemption	(606,117)	(356,803)
Adjusted net loss	(273,706)	(122,104)

Weighted average shares outstanding, basic and diluted	4,411,914	4,346,557

Basic and diluted net loss per common share attributable to remaining shares	$(0.06)	$(0.03)

The Company has not considered the effect of 1) warrants to purchase 14,845,000 shares of common stock, 2) rights that convert to 1,484,500 shares and 3) 600,000 shares included in the underwriters’ unit option sold in Public Offering, Private Placement or underlying the unit option sold to the underwriter in the calculation of diluted loss per share, since the exercise of the warrants, receipt of rights and shares is contingent on the occurrence of future events. Additionally, the Company has not considered the effect of any conversion into units of the convertible notes payable issued to its sponsor as that conversion is also contingent on future events.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

F-13

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Note 3 — Public Offering and Private Placement

Initial Public Offering

Pursuant to the Initial Public Offering, the Company sold 13,800,000 Units (including 1,800,000 Units subject to the underwriters’ over-allotment option) at a purchase price of $10.00 per Unit. Each Unit consists of one share of common stock, one right (“Public Right”) and one warrant (“Public Warrant”). Each Public Right will convert into one-tenth (1/10) of one share of common stock upon consummation of a Business Combination (see Note 6). Each Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 (see Note 6).

Private Placement

Simultaneous with the closing of the Initial Public Offering and over-allotment option exercise, the Sponsor purchased an aggregate of 445,000 Placement Units at a price of $10.00 per Unit (or an aggregate purchase price of $4,450,000). Each Placement Unit consists of one share of common stock (“Placement Share”), one right (“Placement Right”) and one warrant (each, a “Placement Warrant”) to purchase one share of the common stock at an exercise price of $11.50 per share. The proceeds from the Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Placement Rights and Placement Warrants will expire worthless.

The Placement Units are identical to the Units sold in the Initial Public Offering except that the Placement Warrants (i) are not redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the Sponsor or any of its permitted transferees. In addition, the Placement Units and their component securities may not be transferable, assignable or salable until after the consummation of a Business Combination, subject to certain limited exceptions.

Note 4 — Related Party Transactions

Founder Shares

In connection with the organization of the Company, a total of 2,875,000 shares of common stock were sold to the Sponsor at a price of approximately $0.0087 per share for an aggregate of $25,000 (“Founder Shares”). On October 4, 2017, the Company effected a stock dividend of 0.2 shares for each of the then outstanding Founder Shares, resulting in the issuance of an additional 575,000 Founder Shares, bringing the total to 3,450,000 Founder Shares including an aggregate of up to 450,000 Founder Shares that were subject to forfeiture to the extent that the over-allotment option was not exercised by the underwriters in full or in part. The Sponsor would have been required to forfeit only a number of Founder Shares necessary to continue to maintain the 20.0% ownership interest in our shares of common stock after giving effect to the offering and exercise, if any, of the underwriters’ over-allotment option (excluding the Placement Shares and any shares included in units acquired in the Initial Public Offering). As a result of the underwriters’ election to exercise their over-allotment option in full on October 18, 2017, the 450,000 Founders Shares previously subject to forfeiture are no longer subject to forfeiture.

Subject to certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold until the earlier of: (i) one year after the date of the consummation of the initial Business Combination or (ii) the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted) for any 20 trading days within any 30-trading day period commencing after the initial Business Combination, and the remaining 50% of the Founder Shares will not be transferred, assigned, sold until one year after the date of the consummation of the initial Business Combination, or earlier, in either case, if, subsequent to the Company’s initial Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange, reorganization or other similar transaction which results in all of shareholders having the right to exchange their common stock for cash, securities or other property.

F-14

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Related Party Loans

In order to finance transaction costs in connection with an intended initial business combination, our sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units of the post business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Placement Units.

As of March 31, 2019, the Sponsor has loaned the Company, in the form of a convertible promissory notes, an aggregate of $650,000 to cover expenses related to a proposed business combination. The notes are unsecured, non-interest bearing and are payable at the consummation by the Company of a Business Combination. Upon consummation of a Business Combination, the principal balance of the notes may be converted, at the Sponsor’s option, to units at a price of $10.00 per unit. The terms of the units are identical to the units issued by the Company in its private placement. If the Sponsor converts the entire principal balance of the convertible promissory notes, it would receive 65,000 units. If a Business Combination is not consummated, the notes will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering. The issuance of the notes to the Sponsor were exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Administrative Service Agreement

Commencing on the effective date of the Initial Public Offering through the earlier of our consummation of our initial business combination or our liquidation, the Sponsor makes available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. The Company agreed to pay the Sponsor $10,000 per month for these services. Management fee expense of $30,000 was recognized by the Company for both the three months ended March 31, 2019 and 2018.

Accounts Payable - Related Party

Accounts payable – related party represents balances due to the Sponsor for general expenses paid by the Sponsor on behalf of the Company.

Note 5 — Commitments

Agreements with underwriters and investment advisors

The Company engaged the underwriters as advisors in connection with our Initial Business Combination to assist us in holding meetings with our shareholders to discuss the potential business combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing our securities, assist us in obtaining shareholder approval for the business combination and assist us with our press releases and public filings in connection with the business combination. The Company will pay the underwriters a cash fee for such services upon the consummation of our initial business combination in an amount of approximately $4,080,000 (exclusive of any applicable finders’ fees which might become payable).

The Company has engaged an investment advisor to assist us in connection with due diligence, financial analysis and positioning the Company in the capital markets (the “Capital Markets Fee”) related to the Proposed Business Combination. The Company will pay the investment advisor a cash fee of approximately $2,000,000 for due diligence and advisory services upon the consummation of the Proposed Business Combination. The Company will also pay the Capital Markets Fee of 3% of the cash or securities available for the closing of the Proposed Business Combination including the proceeds received from the trust account net of cash reserved to fulfill redemption requests upon the consummation of the Proposed Business Combination.

F-15

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

The Company has engaged additional investment advisors for financial advisory services related to the Proposed Business Combination. The Company will pay the investment advisors cash fees totaling $980,000 for financial advisory services upon the consummation of the Proposed Business Combination. Additional discretionary success fees of up to $240,000 may be paid to the investment advisors at the sole discretion of the Company only upon the consummation of the Proposed Business Combination.

Registration Rights

Pursuant to a registration rights agreement entered into on October 4, 2017, the holders of the Founders’ Shares, as well as the holders of the Placement Units and any units our Sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the Founders’ Shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Placement Units and units issued to our Sponsor, officers, directors or their affiliates in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a Business Combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Note 6 — Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of March 31, 2019, no preferred stock is issued or outstanding.

Common Stock

The Company is authorized to issue 35,000,000 shares of common stock, par value $0.0001 per share. As of March 31, 2019 and December 31, 2018, the Company has issued an aggregate of 17,695,000 shares of common stock, inclusive of 13,258,966 and 13,283,086 shares of common stock, respectively, subject to possible redemption classified as temporary equity in the accompanying Balance Sheets.

Rights

Each holder of a right will receive one-tenth (1/10) of one share of common stock upon consummation of a Business Combination, even if a holder of such right converted all ordinary shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the shares of common stock will receive in the transaction on an as-converted into shares of common stock basis and each holder of rights will be required to affirmatively covert its rights in order to receive 1/10 of a share of common stock underlying each right (without paying additional consideration). The shares of common stock issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

F-16

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

The Placement Rights are identical to the rights included in the Units sold in the Initial Public Offering, except that, among others, the Placement Rights and Placement Shares were purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of such rights (including underlying securities) is registered under the Securities Act.

Warrants

The Warrants will become exercisable 30 days after the consummation of a Business Combination. No Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the Warrants and a current prospectus relating to such shares. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon the exercise of the Warrants is not effective within 30 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Warrants on a cashless basis. The Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Placement Warrants are identical to the Warrants underlying the Units being sold in the Initial Public Offering, except the Placement Warrants are exercisable for cash (even if a registration statement covering the shares of common stock issuable upon exercise of such Placement Warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by the Company, in each case so long as they are still held by the Sponsor or its affiliates.

The Company may call the Warrants for redemption (excluding the Placement Warrants but including any outstanding Warrants issued upon exercise of the unit purchase option issued to its underwriter), in whole and not in part, at a price of $.01 per Warrant:

•	at any time while the Warrants are exercisable,

•	upon not less than 30 days’ prior written notice of redemption to each Warrant holder,

•	if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Warrant holders, and

•	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such Warrants at the time of redemption and for the entire 30-day redemption period and continuing each day thereafter until the date of redemption.

F-17

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

If the Company calls the Warrants for redemption, management will have the option to require all holders that wish to exercise the Warrants to do so on a “cashless basis,” as described in the warrant agreement.

The exercise price and number of shares of common stock issuable upon exercise of the Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the Warrants will not be adjusted for issuances of shares of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Warrants will not receive any of such funds with respect to their Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Warrants. Accordingly, the Warrants may expire worthless.

Unit Purchase Option

On October 10, 2017, the Company sold to its underwriter and its designees, for $100, an option to purchase up to 600,000 Units exercisable at $11.50 per Unit (or an aggregate exercise price of $6,900,000) commencing on the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires five years from the effective date of the registration statement related to the Initial Public Offering. The Units issuable upon exercise of this option are identical to those offered in the Initial Public Offering. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated the fair value of this unit purchase option to be approximately $1,778,978 (or $2.97 per Unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.94% and (3) expected life of five years. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

Note 7 – Proposed Business Combination

Business Combination Agreement

On December 19, 2018, the Company entered into the Business Combination Agreement with Merger Sub, Allied Esports, Ourgame, Noble and Primo.

Subject to the Business Combination Agreement, (i) Noble will merge with and into Allied Esports (the “Redomestication Merger”) with Allied Esports being the surviving entity in such merger and (ii) immediately after the Redomestication Merger, Merger Sub will merge with and into Allied Esports with Allied Esports being the surviving entity of such merger (the “Transaction Merger” and together with the Redomestication Merger, the “Mergers”).

F-18

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

The Mergers will result in the Company acquiring two of Ourgame’s global esports and entertainment assets, Allied Esports and WPT. Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. WPT is the creator of the World Poker Tour® (WPT®) – the premier name in internationally televised gaming and entertainment with brand presence in land-based tournaments, television, online and mobile. The proposed transaction will seek to strategically combine the globally recognized Allied Esports brand with the three-pronged business model of the iconic World Poker Tour, featuring in-person experiences, multiplatform content and interactive services, to leverage the high-growth opportunities in the global esports industry.

Upon consummation of the Mergers (the “Closing”), the Company will issue to the former owners of Allied Esports and WPT (i) an aggregate of 11,602,754 shares of common stock, par value $0.0001 per share, of the Company’s common stock and (ii) an aggregate of 3,800,003 warrants to purchase shares of common stock of the Company.

In addition to the consideration described above, the former owners of Allied Esports and WPT will be entitled to receive their pro rata portion of an aggregate of an additional 3,846,153 shares of the Company’s common stock if the last sales price of the Company’s common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for thirty (30) consecutive days at any time during the five (5) year period commencing on the date of the Closing (the “Closing Date”).

Proposed Changes to the Capital Structure

In connection with the proposed Business Combination, the Company is seeking shareholder approval to amend its charter to increase the authorized shares of the Company’s common stock to 65,000,000 shares.

Conditions to Consummation of the Business Combination

Consummation of the transactions contemplated by the Business Combination Agreement is subject to certain closing conditions including, among others, (i) approval by the stockholders of the Company and Ourgame, and (ii) that the Company have available cash in an amount not less than $80,000,000 after payment to stockholders who elect to redeem their shares of common stock in accordance with the provisions of the Company’s charter documents.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing Date (whether before or after the Company’s shareholder vote has been obtained) by mutual written consent of the Company and Ourgame and Noble and in certain other limited circumstances, including if the proposed Business Combination has not been consummated by July 10, 2019.

F-19

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

Note 8 – Fair Value of Financial Instruments

The Company adopted FASB ASC 820-10 upon inception at April 9, 2010. Under FASB ASC 820-10-5, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The standard outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. Under GAAP, certain assets and liabilities must be measured at fair value, and FASB ASC 820-10-50 details the disclosures that are required for items measured at fair value.

The Company had revolving credit facilities that must be measured under the new fair value standard. The Company’s financial assets and liabilities are measured using inputs from the three levels of the fair value hierarchy. The three levels are as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 - Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 - Unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability.

The following schedule summarizes the valuation of financial instruments at fair value on a recurring basis in the balance sheets as of March 31, 2019 and December 31, 2018:

	Fair Value Measurements at March 31, 2019
	Level 1	Level 2	Level 3
Assets
Cash and marketable securities held in trust account	$142,027,742	$–	$–
Cash and cash equivalents	194,875	–	–
Total assets	142,222,617	–	–

Liabilities	–	–	–
Total liabilities	–	–	–
	$142,222,617	$–	$–

F-20

BLACK RIDGE ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2019

(Unaudited)

	Fair Value Measurements at December 31, 2018
	Level 1	Level 2	Level 3
Assets
Cash and marketable securities held in trust account	$141,307,307
Cash and cash equivalents	133,729	$–	$–
Total assets	141,441,036	–	–

Liabilities	–	–	–
Total liabilities	–	–	–
	$141,441,036	$–	$–

There were no transfers of financial assets or liabilities between Level 1 and Level 2 inputs for the three months ended March 31, 2019.

Note 9 — Subsequent Events

The Company evaluates events that have occurred after the balance sheet date through the date hereof, which these financial statements were issued. No events occurred of a material nature that would have required adjustments to or disclosure in these financial statements except for the following:

AEII/WPT Convertible Notes

On May 17, 2019, Noble, one of the parties to our Proposed Business Combination Agreement, issued a series of secured convertible promissory notes (the “Notes”) whereby investors provided Noble with $4 million to be used for the operations of AEII/WPT. The Notes accrue annual interest at 12%; provided that no interest is payable in the event the Notes are converted into BRAC Common Stock described below. The Notes are due and payable on the first to occur of (i) the one-year anniversary of the issuance date, or (ii) the date on which a demand for payment is made during the time period beginning on the closing date of the Merger and the date that is three (3) months after the closing date of the Merger upon conversion of the Notes into equity as part of the Merger. If the note is paid by merged entity, the investor will receive one year of interest. As security for purchasing the Notes, the investors received a security interest in AEII’s, as well as a pledge of the equity of all of the entities comprising WPT, and a guaranty of Ourgame. The debt is convertible into shares of BRAC common stock at $8.50 per share.

If the Merger is consummated, each investor shall receive a Warrant to purchase shares of BRAC Common Stock in an amount equal to the product of (i) 3,800,000 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000. The Warrants will be subject to the exercise price and such other terms and conditions as determined by BRAC and Ourgame in the Merger; provided, however, the terms and conditions of the Warrant and the date of issuance of the Warrants shall be the same as the warrants to be issued to Ourgame, the Company and/or its affiliates in connection with the Merger.

The investors in the interim financing are entitled to receive additional shares of BRAC Common Stock (the “Earn-out Shares”) equal to the product of (i) 3,846,153 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000, if such investor’s note is converted into BRAC Common Stock and at any time within five years after the date of Merger and the last exchange-reported sale price of BRAC Common Stock trades at or above $13.00 for thirty (30) consecutive calendar days.

F-21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Black Ridge Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Black Ridge Acquisition Corp. (the “Company”) as of December 31, 2018 and 2017, the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2018, and for the period from May 9, 2017 (inception) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the year ended December 31, 2018, and for the period from May 9, 2017 (inception) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph - Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2017.

New York, NY
March 18, 2019

F-22

BLACK RIDGE ACQUISITION CORP.

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$133,729	$427,954
Prepaid expenses	11,250	33,093
Deferred income taxes	–	18,678
Total current assets	144,979	479,725
Cash and marketable securities held in Trust Account	141,307,307	138,980,353
Total assets	$141,452,286	$139,460,078

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$148,514	$45,391
Accounts payable - related party	13,340	2,940
Income taxes payable	472,770	85,722
Deferred income taxes	438	–
Convertible note payable - related party	350,000	–
Total current liabilities	985,062	134,053

Total liabilities	985,062	134,053

Commitments

Common stock, $.0001 par value, subject to possible redemption, 13,283,086 and 13,348,443 shares at December, 2018 and 2017, respectively, at redemption value	135,467,219	134,326,020

Stockholders' equity:
Preferred stock, $.0001 par value, 1,000,000 shares authorized, none issued and outstanding	–	–
Common stock, $.0001 par value; 35,000,000 shares authorized, 4,411,914 and 4,346,557 shares at December 31, 2018 and December 31, 2017, respectively, issued and outstanding (excluding 13,283,086 and 13,348,443 shares at December 31, 2018 and 2017, respectively, subject to possible redemption)	442	435
Additional paid in capital	3,765,214	4,906,420
Retained earnings	1,234,349	93,150
Total stockholders' equity	5,000,005	5,000,005
Total liabilities and stockholders' equity	$141,452,286	$139,460,078

The accompanying notes are an integral part of these consolidated financial statements.

F-23

BLACK RIDGE ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2018	Period from May 9, 2017 (Inception) through December 31, 2017

General and administrative expenses	$823,779	$130,159
Loss from operations	(823,779)	(130,159)

Other income
Interest income	2,474,344	355,338
Unrealized gain (loss) on marketable securities held in Trust Account	66,507	(64,985)
Total other income	2,540,851	290,353

Income before taxes	1,717,072	160,194
Provision for income taxes	(575,873)	(67,044)

Net income	$1,141,199	$93,150

Weighted average shares outstanding, basic and diluted (1)	4,361,619	3,452,106

Basic and diluted net loss per common share	$(0.15)	$(0.02)

(1) Excludes an aggregate of up to 13,283,086 and 13,348,443 shares subject to redemption at December 31, 2018 and 2017, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

F-24

BLACK RIDGE ACQUISITION CORP.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

			Additional		Total
	Common Stock		Paid-in	Retained	Stockholders'
	Shares	Amount	Capital	Earnings	Equity
Balance, May 9, 2017	–	$–	$–	$–	$–
Issuance of common stock to Sponsor, net	3,450,000	345	24,655	–	25,000
Sale of units in initial public offering, net of offering costs	13,800,000	1,380	134,756,395	–	134,757,775
Sale of units to Sponsor in private placement	445,000	45	4,449,955	–	4,450,000
Sale of unit purchase option to underwriter	–	–	100	–	100
Common stock subject to possible redemption	(13,348,443)	(1,335)	(134,324,685)	–	(134,326,020)
Net income	–	–	–	93,150	93,150
Balance, December 31, 2017	4,346,557	435	4,906,420	93,150	5,000,005
Common stock subject to possible redemption	65,357	7	(1,141,206)	–	(1,141,199)
Net income	–	–	–	1,141,199	1,141,199
Balance, December 31, 2018	4,411,914	$442	$3,765,214	$1,234,349	$5,000,005

The accompanying notes are an integral part of these consolidated financial statements.

F-25

BLACK RIDGE ACQUISITION CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2018	Period from May 9, 2017 (Inception) through December 31, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,141,199	$93,150
Adjustments to reconcile net income to net cash used in operating activities:
Interest income	(2,474,344)	(355,338)
Unrealized (loss) gain on marketable securities held in Trust Account	(66,507)	64,985
Deferred income taxes	19,116	(18,678)
Changes in operating assets and liabilities:
Prepaid expenses	21,843	(33,093)
Accounts payable and accrued expenses	103,123	45,391
Accounts payable - related party	10,400	2,940
Income taxes payable	387,048	85,722
Net cash used in operating activities	(858,122)	(114,921)

CASH FLOWS FROM INVESTING ACTIVITIES:
Principal deposited in Trust Account	–	(138,690,000)
Withdrawal from Trust Account to pay for taxes and franchise fees	213,897	–
Net cash provided by (used in) investing activities	213,897	(138,690,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from promissory note - related party	350,000	62,500
Repayment of promissory note - related party	–	(125,000)
Proceeds from issuance of common stock to Sponsor	–	25,000
Proceeds from initial public offering, net of offering costs	–	134,820,275
Proceeds from private placement to Sponsor	–	4,450,000
Proceeds from sale of unit option to underwriter	–	100
Net cash provided by financing activities	350,000	139,232,875

NET CHANGE IN CASH AND CASH EQUIVALENTS	(294,225)	427,954
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	427,954	–
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$133,729	$427,954

SUPPLEMENTAL INFORMATION:
Income taxes paid	$169,709	$–

NON-CASH INVESTING AND FINANCE ACTIVITIES:
Payment of deferred offering costs through promissory note - related party	$–	$62,500
Initial value of common stock subject to possible exemption	$–	$134,231,177
Change in value of common stock subject to possible redemption	$1,141,199	$94,843

The accompanying notes are an integral part of these consolidated financial statements.

F-26

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization and Plan of Business Operations

Black Ridge Acquisition Corp. (“BRAC” or the “Company”, “we”, “us” and ”our”) was incorporated in Delaware on May 9, 2017 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). The Company’s efforts to identify a prospective target business were focused on businesses in the energy or energy-related industries with an emphasis on opportunities in the upstream oil and gas industry in North America, but are not limited to a particular industry or geographic region.

As of December 31, 2018, the Company had not yet commenced operations. All activity through December 31, 2018 relates to the Company’s formation and its Initial Public Offering, described below, identifying a target company for a Business Combination and costs is connection with the Proposed Business Combination, discussed below. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

The registration statement for the Company’s initial public offering (“Initial Public Offering”) was declared effective on October 4, 2017. The registration statement was initially declared effective for 10,000,000 units (“Units” and, with respect to the common stock included in the Units being offered, the “Public Shares”), but the offering was increased to 12,000,000 Units pursuant to Rule 462(b) under the Securities Act of 1933, as amended. On October 10, 2017, the Company consummated the Initial Public Offering of 12,000,000 units, generating gross proceeds of $120,000,000, which is described in Note 3.

Simultaneous with the closing of the Initial Public Offering, the Company consummated the sale of 400,000 units (the “Placement Units”) at a price of $10.00 per Unit in a private placement to the Company’s sponsor and sole stockholder prior to the Initial Public Offering, Black Ridge Oil & Gas, Inc. (the “Sponsor”), generating gross proceeds of $4,000,000, which is described in Note 3.

Transaction costs amounted to $2,882,226, consisting of $2,400,000 of underwriting fees and $482,226 of Initial Public Offering costs.

Following the closing of the Initial Public Offering on October 10, 2017, an amount of $120,600,000 ($10.05 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Placement Units was placed in a trust account (“Trust Account”) and will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account, as described below.

On October 18, 2017, in connection with the underwriters’ exercise of their over-allotment option in full, the Company consummated the sale of an additional 1,800,000 Units, and the sale of an additional 45,000 Placement Units at $10.00 per Unit, generating total proceeds of $18,450,000. Transaction costs for underwriting fees on the sale of the over-allotment units were $360,000. Following the closing, an additional $18,090,000 of the net proceeds (10.05 per Unit) was placed in the Trust Account, bringing the total aggregate proceeds held in the Trust Account to $138,690,000 (10.05 per Unit).

F-27

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and private placement, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. Upon the closing of the Initial Public Offering, $10.05 per Unit sold in the Initial Public Offering, including the proceeds of the Private Placements was deposited in a Trust Account to be held until the earlier of (i) the consummation of its initial Business Combination or (ii) the Company’s failure to consummate a Business Combination within 21 months from the consummation of the Initial Public Offering (the “Combination Period”). Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Trust Account is maintained by a third party trustee. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company for any amounts that are necessary to pay the Company’s income and other tax obligations and up to $50,000 that may be used to pay for the costs of liquidating the Company. The Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced below $10.05 per share by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but there is no assurance that the Sponsor will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by the Sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with the Company waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, or (2) as to any claims for indemnification by the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Initial Business Combination

Pursuant to the Nasdaq Capital Markets listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the Trust Account at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. The fair market value of the target will be determined by the Company’s board of directors based upon one or more standards generally accepted by the financial community (such as actual and potential sales, earnings, cash flow and/or book value). The target business or businesses that the Company acquires may have a collective fair market value substantially in excess of 80% of the Trust Account balance. In order to consummate such a Business Combination, the Company may issue a significant amount of its debt or equity securities to the sellers of such business and/or seek to raise additional funds through a private offering of debt or equity securities. If the Company’s securities are not listed on NASDAQ after the Initial Public Offering, the Company would not be required to satisfy the 80% requirement. However, the Company intends to satisfy the 80% requirement even if the Company’s securities are not listed on NASDAQ at the time of the initial Business Combination.

F-28

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Company will provide the public stockholders, who are the holders of the Common stock which was sold as part of the Units in the Initial Public Offering, whether they are purchased in the Initial Public Offering or in the aftermarket, or “Public Shares”, including the Sponsor to the extent that they purchase such Public Shares (“Public Stockholders”), with an opportunity to redeem all or a portion of their Public Shares of the Company’s Common stock, irrespective of whether they vote for or against the proposed transaction or if the Company conducts a tender offer, upon the completion of the initial Business Combination either (1) in connection with a stockholder meeting called to approve the Business Combination, or (ii) by means of a tender offer, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (net of franchise and income taxes payable, divided by the number of then outstanding Public Shares. The amount in the Trust Account, net of franchise and income taxes payable, amounts to approximately $10.20 per Public Share as of December 31, 2018. The common stock subject to redemption will be recorded at a redemption value and classified a temporary equity upon the completion of the Initial Public Offering, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity”. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and in the case of a stockholder vote, a majority of the outstanding shares voted are voted in favor of the Business Combination. The decision as to whether the Company will seek stockholder approval of a proposed Business Combination or conduct a tender offer will be made by the Company, solely in its discretion, based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require it to seek stockholder approval under the law or stock exchange listing requirement. If a stockholder vote is not required and the Company decides not to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to the proposed amended and restated certificate of incorporation, (i) conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and (ii) file tender offer documents with the SEC prior to completing the initial Business Combination which contain substantially the same financial and other information about the initial Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

The Sponsor has agreed to vote its Founder Shares (as described in Note 6), shares underlying the Placement units and any Public Shares purchased during or after the Initial Public Offering in favor of the initial Business Combination, and the Company’s executive officers and directors have also agreed to vote any Public Shares purchased during or after the Initial Public Offering in favor of the Initial Business Combination. The Sponsor entered into a letter agreement, pursuant to which it agreed to waive its redemption rights with respect to the Founder Shares, shares included in the Placement Units and Public Shares in connection with the completion of the initial Business Combination. In addition, the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the Founder Shares and shares included in the Placement Units if the Company fails to complete the initial Business Combination within the prescribed time frame. However, if the Sponsor (or any of the Company’s executive officers, directors or affiliates) acquires Public Shares in or after the Initial Public Offering, it will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares in the event the Company does not complete the initial Business Combination within such applicable time period.

Proposed Business Combination

On December 19, 2018, the Company entered into a business combination agreement (the “Business Combination Agreement”) with Allied Esports Entertainment, Inc. (“Allied Esports”), Ourgame International Holdings Ltd. (“Ourgame”), Noble Link Global Limited, a wholly-owned subsidiary of Ourgame (“Noble”), and Primo Vital Ltd., also a wholly-owned subsidiary of Ourgame (“Primo”), pursuant to which the Company will acquire two of Ourgame’s global esports and entertainment assets, Allied Esports and WPT Enterprises, Inc. (“WPT”). See Note 7.

F-29

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Failure to Consummate a Business Combination

If the Company is unable to complete the initial Business Combination within the Combination Period, the Company must: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and up to $50,000 to pay for our liquidation and dissolution expenses.) divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s Board of Directors, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Note 2 – Basis of Presentation and Significant Accounting Policies

Consolidation Policy

The accompanying consolidated financial statements include the accounts of the following legal entities:

Name of entity	State of Incorporation	Relationship
Black Ridge Acquisition Corp.	Delaware	Parent
Black Ridge Merger Sub Corp.	Delaware	Subsidiary(1)

(1)	Wholly owned subsidiary formed on December 19, 2018 to facilitate a Business Combination.

The parent company, Black Ridge Acquisition Corp., and Black Ridge Merger Sub Corp. will collectively be referred to herein as “the Company” or “Black Ridge”. All significant intercompany transactions have been eliminated in the preparation of these financial statements.

Basis of presentation

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As of December 31, 2018, the Company had working capital of $78,000 (excluding income taxes and franchise fees which may be paid out of the Trust Account and the note payable to our sponsor). Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans. The Company’s plans to consummate an initial Business Combination may not be successful.

Based on the foregoing, the Company may not have sufficient funds available to operate its business for at least one year from the date the financial statements are issued or until it closes an initial business combination and may need to obtain additional financing form its sponsor or other sources in order to meet its obligations. The Company cannot be certain that additional funding will be available on acceptable terms, or at all.

F-30

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

These matters, among others, raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart our Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2018 and 2017.

Cash and securities held in Trust Account

As of December 31, 2018 and 2017, $2,312 and $39,742, respectively, of cash and $141,304,995 and $138,940,611, respectively, of marketable securities were held in the Trust Account.

Common Stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

F-31

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Offering costs

Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs totaling to $3,242,226 were charged to stockholders’ equity upon the completion of the Initial Public Offering and subsequent sale of Units in connection with the underwriters’ exercise of their over-allotment option.

Income taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The Company’s policy for recording interest and penalties associated with income tax audits is to record such expense as a component of interest tax expense. There were no amounts accrued for penalties or interest as of December 31, 2018 or 2017. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

On December 22, 2017 the U.S. Tax Cuts and Jobs Act of 2017 (“Tax Reform”) was signed into law. As a result of Tax Reform, the U.S. statutory rate was lowered from 35% to 21% effective January 1, 2018, among other changes. ASC Topic 740 requires companies to recognize the effect of tax law changes in the period of enactment; therefore, the Company was required to value its deferred tax assets and liabilities at December 31, 2017 at the new rate. The impact on the financial statements was not material.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. As of December 31, 2018, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

F-32

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Use of estimates

The preparation of the balance sheet in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures”, approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Net income (loss) per share

Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. An aggregate of 13,283,086 and 13,348,443 shares of common stock subject to possible redemption as of December 31, 2018 and 2017, respectively, have been excluded from the calculation of basic income (loss) per share since such shares, if redeemed, only participate in their pro rata share of the trust earnings.

The Company's net income (loss) is also shown adjusted for the portion of income attributable to shares subject to redemption, as these shares only participate in the income of the trust account and not the operating losses of the Company. Accordingly, basic and diluted net income (loss) per share attributable to shares not subject to redemption is as follows:

		Period from
		May 9, 2017
		(Inception)
	Year Ended	through
	December 31,	December 31,
	2018	2017

Income attributable to shares subject to redemption:

Interest income and unrealized gains	$2,540,851	$290,353
Less:
Company's portion to pay current income taxes and franchise fees *	(671,957)	(110,293)
Income subtotal (attributable to total IPO pool)	1,868,894	180,060

Shares subject to redemption	13,283,086	13,348,443
Total IPO shares	13,800,000	13,800,000
Percent attributable to Shares subject to redemption	96.25%	96.73%

Income attributable to shares subject to redemption	$1,798,890	$174,168

*Does not include income tax expense due to change in deferred taxes

F-33

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Accordingly, basic and diluted net income (loss) per share attributable to shares not subject to redemption is as follows:

	Year Ended December 31, 2018	Period from May 9, 2017 (Inception) through December 31, 2017
Net income	$1,141,199	$93,150
Less income attributable to shares subject to redemption	(1,798,890)	(174,168)
Adjusted net loss	(657,691)	(81,018)

Weighted average shares outstanding, basic and diluted	4,361,619	3,452,106

Basic and diluted net loss per common share attributable to remaining shares	$(0.15)	$(0.02)

The Company has not considered the effect of 1) warrants to purchase 14,845,000 shares of common stock, 2) rights that convert to 1,484,500 shares and 3) 600,000 shares included in the underwriters’ unit option sold in Public Offering, Private Placement or underlying the unit option sold to the underwriter in the calculation of diluted loss per share, since the exercise of the warrants, receipt of rights and ability exercise the unit option underlying the shares is contingent on the occurrence of future events. Additionally, the Company has not considered the effect of any conversion into units of the convertible note payable as that conversion is also contingent on future events.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Note 3 — Initial Public Offering and Private Placement

Initial Public Offering

Pursuant to the Initial Public Offering and including the subsequent over-allotment option exercised by the underwriter, the Company sold 13,800,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one share of common stock, one right (“Public Right”) and one warrant (“Public Warrant”). Each Public Right will convert into one-tenth (1/10) of one share of common stock upon consummation of a Business Combination (see Note 6). Each Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 (see Note 6).

Private Placement

Simultaneous with the Initial Public Offering and over-allotment option exercise, the Sponsor purchased an aggregate of 445,000 Placement Units at a price of $10.00 per Unit (or an aggregate purchase price of $4,450,000). Each Placement Unit consists of one share of common stock (“Placement Share”), one right (“Placement Right”) and one warrant (each, a “Placement Warrant”) to purchase one share of the common stock at an exercise price of $11.50 per share. The proceeds from the Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Placement Rights and Placement Warrants will expire worthless.

F-34

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The Placement Units are identical to the Units sold in the Initial Public Offering except that the Placement Warrants (i) are not redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, so long as they are held by the Sponsor or any of its permitted transferees. In addition, the Placement Units and their component securities may not be transferable, assignable or salable until after the consummation of a Business Combination, subject to certain limited exceptions.

Note 4 — Related Party Transactions

Founder Shares

In connection with the organization of the Company, a total of 2,875,000 shares of common stock were sold to the Sponsor at a price of approximately $0.0087 per share for an aggregate of $25,000 (“Founder Shares”). On October 4, 2017, the Company effected a stock dividend of 0.2 shares for each of the then outstanding shares, resulting in 3,450,000 Founders Shares including an aggregate of up to 450,000 shares of common stock that would have been subject to forfeiture to the extent that the over-allotment option was not exercised by the underwriters in full or in part (the underwriters exercised their over-allotment option in full). All share and per share amounts have been retroactively restated to reflect the effect of the stock dividend.

Subject to certain limited exceptions, 50% of the Founder Shares will not be transferred, assigned, sold until the earlier of: (i) one year after the date of the consummation of the initial Business Combination or (ii) the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted) for any 20 trading days within any 30-trading day period commencing 150 days after the initial Business Combination, and the remaining 50% of the Founder Shares will not be transferred, assigned, sold until one year after the date of the consummation of the initial Business Combination, or earlier, in either case, if, subsequent to the Company’s initial Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange, reorganization or other similar transaction which results in all of shareholders having the right to exchange their common stock for cash, securities or other property.

Related Party Loans

Prior to the closing of the Initial Public Offering, the Company’s Sponsor advanced the Company an aggregate of $125,000. The advances were non-interest bearing, unsecured and due on demand. The advances were repaid upon the consummation of the Initial Public Offering on October 10, 2017.

In order to finance transaction costs in connection with an intended initial business combination, our sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units of the post business combination entity at a price of $10.00 per unit at the option of the lender. The units would be identical to the Placement Units.

F-35

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2018, the Sponsor has loaned the Company, in the form of a convertible promissory note, an aggregate of $350,000 to cover expenses related to a proposed business combination. This note, issued on December 10, 2018, is unsecured, non-interest bearing and is payable at the consummation by the Company of a Business Combination. Upon consummation of a Business Combination, the principal balance of the note may be converted, at the Sponsor’s option, to units at a price of $10.00 per unit. The terms of the units are identical to the units issued by the Company in its private placement. If the Sponsor converts the entire principal balance of the convertible promissory note, it would receive 35,000 units. If a Business Combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering. The issuance of the note to the Sponsor was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Administrative Services Agreement

Commencing on the effective date of the Initial Public Offering through the earlier of our consummation of our initial business combination or our liquidation, the Sponsor will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. The Company agreed to pay the Sponsor $10,000 per month for these services. Management fee expense of $120,000 for the year ended December 31, 2018 and $28,710 for the period from the effective date, October 4, 2017, through December 31, 2017 was recognized by the Company.

Accounts payable – related party

Accounts payable – related party represents balances due to the Sponsor for administrative services and out of pocket expenses paid by the Sponsor on behalf of the Company.

Note 5 — Commitments

Agreements with underwriters and investment advisors

The Company engaged the underwriters as advisors in connection with our Initial Business Combination to assist us in holding meetings with our shareholders to discuss the potential business combination and the target business’ attributes, introduce us to potential investors that are interested in purchasing our securities, assist us in obtaining shareholder approval for the business combination and assist us with our press releases and public filings in connection with the business combination. The Company will pay the underwriters a cash fee for such services upon the consummation of our initial business combination in an amount of approximately $4,080,000 (exclusive of any applicable finders’ fees which might become payable).

We have engaged an investment advisor to assist us in connection with due diligence, financial analysis and positioning the Company in the capital markets (the “Capital Markets Fee”) related to the Proposed Business Combination. The Company will pay the investment advisor a cash fee of approximately $2,000,000 for due diligence and advisory services upon the consummation of the Proposed Business Combination. The Company will also pay the Capital Markets Fee of 3% of the cash or securities available for the closing of the Proposed Business Combination including the proceeds received from the trust account net of cash reserved to fulfill redemption requests upon the consummation of the Proposed Business Combination.

F-36

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Registration Rights

The holders of our founders’ shares issued and outstanding on the date of the Initial Public Offering, as well as the holders of the private units and any units our sponsor, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to a registration rights agreement dated October 4, 2017. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founders’ shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units and units issued to our sponsor, officers, directors or their affiliates in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Note 6 — Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2018 and 2017, no preferred stock is issued or outstanding.

Common Stock

The Company is authorized to issue 35,000,000 shares of common stock, par value $0.0001 per share. As of December 31, 2018 and 2017, the Company has issued an aggregate of 17,695,000 shares of common stock, inclusive of 13,283,086 and 13,348,443 shares of common stock as of December 31, 2018 and 2017, respectively, subject to possible redemption classified as temporary equity in the accompanying Balance Sheets.

Rights

Each holder of a right will receive one-tenth (1/10) of one share of common stock upon consummation of a Business Combination, even if a holder of such right converted all ordinary shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the shares of common stock will receive in the transaction on an as-converted into shares of common stock basis and each holder of rights will be required to affirmatively covert its rights in order to receive 1/10 of a share of common stock underlying each right (without paying additional consideration). The shares of common stock issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).

F-37

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.

The rights included in the Private Units sold in the Private Placement are identical to the rights included in the Units sold in the Initial Public Offering, except that, among others, the rights including the shares issuable upon exchange of such rights, are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become tradable only after certain conditions are met or the resale of such rights (including underlying securities) is registered under the Securities Act.

Warrants

Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Warrants. The Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) October 10, 2018. No Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the shares of common stock issuable upon exercise of the Warrants and a current prospectus relating to such shares. Notwithstanding the foregoing, if a registration statement covering the shares of common stock issuable upon the exercise of the Warrants is not effective within 30 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Warrants on a cashless basis. The Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Private Warrants will be identical to the Warrants underlying the Units being sold in the Initial Public Offering, except the Private Warrants will be exercisable for cash (even if a registration statement covering the shares of common stock issuable upon exercise of such Private Warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by the Company, in each case so long as they are still held by the Sponsor or its affiliates.

The Company may call the Warrants for redemption (excluding the Private Warrants but including any outstanding Warrants issued upon exercise of the unit purchase option issued to EarlyBirdCapital), in whole and not in part, at a price of $0.01 per Warrant:

•	at any time while the Warrants are exercisable,
•	upon not less than 30 days’ prior written notice of redemption to each Warrant holder,
•	if, and only if, the reported last sale price of the shares of common stock equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to Warrant holders, and
•	if, and only if, there is a current registration statement in effect with respect to the shares of common stock underlying such Warrants at the time of redemption and for the entire 30-day redemption period and continuing each day thereafter until the date of redemption.

If the Company calls the Warrants for redemption, management will have the option to require all holders that wish to exercise the Warrants to do so on a “cashless basis,” as described in the warrant agreement.

F-38

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

The exercise price and number of shares of common stock issuable upon exercise of the Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the Warrants will not be adjusted for issuances of shares of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Warrants will not receive any of such funds with respect to their Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Warrants. Accordingly, the Warrants may expire worthless.

Unit Purchase Option

On October 10, 2017, the Company sold to the underwriter (and/or its designees), for $100, an option to purchase up to 600,000 Units exercisable at $11.50 per Unit (or an aggregate exercise price of $6,900,000) commencing on the later of the first anniversary of the effective date of the registration statement related to the Initial Public Offering and the consummation of a Business Combination. The unit purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires five years from the effective date of the registration statement related to the Initial Public Offering. The Units issuable upon exercise of this option are identical to those offered in the Initial Public Offering. The Company accounted for the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Initial Public Offering resulting in a charge directly to stockholders’ equity. The Company estimated the fair value of this unit purchase option to be approximately $1,778,978 (or $2.97 per Unit) using the Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriters was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.94% and (3) expected life of five years. The option and such units purchased pursuant to the option, as well as the common stock underlying such units, the rights included in such units, the common stock that is issuable for the rights included in such units, the warrants included in such units, and the shares underlying such warrants, have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASDAQ Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the registration statement with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of ordinary shares at a price below its exercise price.

F-39

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 7 – Proposed Business Combination

Business Combination Agreement

On December 19, 2018, the Company entered into an Agreement and Plan of Reorganization (the “Agreement”) by and among the Company, Black Ridge Merger Sub, Corp., a Delaware corporation and wholly-owned subsidiary of the Company formed on December 19, 2018 (“Merger Sub”), Allied Esports Entertainment, Inc. (the “Allied Esports”), Ourgame International Holdings Ltd. (“Ourgame”), Noble Link Global Limited, a wholly-owned subsidiary of Ourgame (“Noble”), and Primo Vital Ltd., also a wholly-owned subsidiary of Ourgame (“Primo”).

Subject to the Agreement, (i) Noble will merge with and into Allied Esports (the “Redomestication Merger”) with Allied Esports being the surviving entity in such merger and (ii) immediately after the Redomestication Merger, Merger Sub will merge with and into Allied Esports with Allied Esports being the surviving entity of such merger (the “Transaction Merger” and together with the Redomestication Merger, the “Mergers”).

The Mergers will result in the Company acquiring two of Ourgame’s global esports and entertainment assets, Allied Esports International, Inc. (“Allied Esports”) and WPT Enterprises, Inc. (“WPT”). Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. WPT is the creator of the World Poker Tour® (WPT®) – the premier name in internationally televised gaming and entertainment with brand presence in land-based tournaments, television, online and mobile. The proposed transaction will seek to strategically combine the globally recognized Allied Esports brand with the three-pronged business model of the iconic World Poker Tour, featuring in-person experiences, multiplatform content and interactive services, to leverage the high-growth opportunities in the global esports industry.

Upon consummation of the Mergers (the “Closing”), the Company will issue to the former owners of Allied Esports and WPT (i) an aggregate of 11,602,754 shares of common stock, par value $0.0001 per share, of the Company’s common stock and (ii) an aggregate of 3,800,003 warrants to purchase shares of common stock of the Company.

In addition to the consideration described above, the former owners of Allied Esports and WPT will be entitled to receive their pro rata portion of an aggregate of an additional 3,846,153 shares of the Company’s common stock if the last sales price of the Company’s common stock equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for thirty (30) consecutive days at any time during the five (5) year period commencing on the date of the Closing (the “Closing Date”).

Proposed Changes to the Capital Structure

The Company is seeking shareholder approval to amend its charter to increase the authorized shares of the Company’s common stock to 65,000,000 shares.

Conditions to Consummation of the Business Combination

Consummation of the transactions contemplated by the Agreement is subject to certain closing conditions including, among others, (i) approval by the stockholders of the Company and Ourgame, and (ii) that the Company have available cash in an amount not less than $80,000,000 after payment to stockholders who elect to redeem their shares of common stock in accordance with the provisions of the Company’s Charter Documents.

F-40

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Termination

The Agreement may be terminated at any time prior to the consummation of the Agreement (whether before or after the Company’s shareholder vote has been obtained) by mutual written consent of the Company and Ourgame, Noble and the Acquired Company and in certain other limited circumstances, including if the Proposed Business Combination has not been consummated by July, 10, 2019.

Note 8 – Income Taxes

We account for income taxes under the provisions of ASC Topic 740, Income Taxes, which provides for an asset and liability approach for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted laws, attributable to temporary differences between the carrying value amounts of assets and liabilities for financial reporting purposes and the amounts calculated for income tax purposes.

The Company’s net deferred tax assets are as follows:

	As of December 31,
	2018	2017
Deferred tax assets:
Unrealized loss on marketable securities held in Trust Account	$–	$18,678
Total deferred tax assets	–	18,678
Deferred tax liabilities:
Unrealized gain on marketable securities held in Trust Account	(438)	$–
Deferred tax assets (liabilities), net	(438)	18,678
Valuation allowance	–	–
Deferred tax assets (liabilities), net of allowance	$(438)	$18,678

The income tax provision (benefit) consists of the following:

	Year Ended December 31, 2018	For the Period from May 9, 2017 (Inception) to December 31, 2017
Federal
Current	$366,374	$63,395
Deferred	13,969	(13,647)
State and Local
Current	190,383	22,327
Deferred	5,147	(5,031)
Income tax provision	$575,873	$67,044

F-41

BLACK RIDGE ACQUISITION CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate is as follows:

	Year Ended December 31, 2018	For the Period from May 9, 2017 (Inception) to December 31, 2017
Statutory federal income tax rate	21.0%	30.8%
State and local taxes, net of federal benefit	7.7%	6.8%
Permanent differences	4.8%	0.2%
Effect of federal rate change on deferred taxes	0.0%	3.6%
Income tax provision	33.5%	41.4%

Note 9 – Subsequent Events

The Company evaluates events that have occurred after the balance sheet date through the date hereof, which these financial statements were issued. No events occurred of a material nature that would have required adjustments to or disclosure in these financial statements except as follows:

On February 20, 2019, the Company issued a $100,000 convertible promissory note to the Sponsor. After issuing the promissory note, combined with $350,000 in notes issued to the Sponsor in the year ended December 31, 2018, the total amount of convertible promissory notes issued to the Sponsor is $450,000. The loan is unsecured, non-interest bearing and is payable at the consummation of a Business Combination. Upon consummation of a Business Combination, the principal balance of the note may be converted, at the Sponsor’s option, to units at a price of $10.00 per unit. The terms of the units will be identical to the units issued by the Company in its initial public offering, except the warrants included in such units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or its permitted transferees. If the Sponsor converts the entire principal balance of the convertible promissory note, including the note issued on February 20, 2019, it would receive 45,000 units. If a Business Combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering. The issuance of the note to the Sponsor was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

F-42

WORLD POKER TOUR AND ALLIED ESPORTS

Condensed Combined Balance Sheets

	March 31, 2019	December 31, 2018
	(unaudited)
Assets
Current Assets
Cash	$5,705,064	$10,471,296
Accounts receivable	1,958,257	1,533,235
Prepaid expenses and other current assets	708,982	711,889
Total Current Assets	8,372,303	12,716,420

Property and equipment, net	20,412,313	21,020,097
Goodwill	4,083,621	4,083,621
Intangible assets, net	16,679,807	17,234,992
Deposits	632,963	632,963
Deferred production costs	10,123,232	9,058,844
Investment, ESA	1,138,631	500,000
Total Assets	$61,442,870	$65,246,937

Liabilities and Parent's Net Investment
Current Liabilities
Accounts payable	$1,586,821	$1,072,499
Accrued expenses	2,394,275	2,442,145
Deferred revenue	3,118,262	3,307,843
Due to Parent	32,882,936	33,019,510
Total Current Liabilities	39,982,294	39,841,997

Deferred rent	1,296,514	1,383,644
Total Liabilities	41,278,808	41,225,641

Commitments and Contingencies

Parent's Net Investment
Parent's net investment	20,164,062	24,021,296
Total Parent's Net Investment	20,164,062	24,021,296
Total Liabilities and Parent's Net Investment	$61,442,870	$65,246,937

The accompanying notes are an integral part of these condensed combined financial statements.

F-43

WORLD POKER TOUR AND ALLIED ESPORTS

Condensed Combined Statements of Operations and Comprehensive Loss

(unaudited)

	For the Three Months Ended
	March 31,
	2019	2018
Revenues
Multiplatform	$851,622	$620,555
Interactive	2,385,785	2,544,723
In-person	2,997,641	1,620,695
Total Revenues	6,235,048	4,785,973

Costs and expenses
Multiplatform (exclusive of depreciation and amortization)	580,553	470,463
Interactive (exclusive of depreciation and amortization)	891,567	907,283
In-person (exclusive of depreciation and amortization)	738,164	1,305,600
Online operating expenses	277,206	1,171,223
Selling and marketing expenses	903,045	1,438,662
General and administrative expenses	4,412,483	4,065,229
Impairment of investment in ESA	600,000	–
Depreciation and amortization	1,686,182	1,219,910
Total Costs and Expenses	10,089,200	10,578,370
Loss from Operations	(3,854,152)	(5,792,397)

Other (Expense) Income:
Other income	–	88
Interest expense	–	(583,586)
Foreign currency exchange income	–	64,603
Total Other Expense	–	(518,895)

Net Loss	(3,854,152)	(6,311,292)
Net loss attributed to non-controlling interest	–	136,156
Net Loss Attributable to Parent	$(3,854,152)	$(6,175,136)

Comprehensive Loss:
Net loss	$(3,854,152)	$(6,311,292)
Other comprehensive loss:
Foreign currency translation loss	(3,082)	(225,992)
Total Comprehensive Loss	(3,857,234)	(6,537,284)
Less: comprehensive loss attributable to non-controlling interest	–	136,156
Comprehensive Loss Attributable to Parent	$(3,857,234)	$(6,401,128)

The accompanying notes are an integral part of these condensed combined financial statements.

F-44

WORLD POKER TOUR AND ALLIED ESPORTS

Condensed Combined Statements of Changes in Parent’s Net Investment

(unaudited)

	Parent's Net Investment	Non-Controlling Interest	Total Equity

Balance at January 1, 2019	$24,021,296	$–	$24,021,296
Net loss attributable to Parent	(3,854,152)	–	(3,854,152)
Other comprehensive loss	(3,082)	–	(3,082)
Balance at March 31, 2019	$20,164,062	$–	$20,164,062

Balance at January 1, 2018	$12,610,375	$–	$12,610,375
Acquisition of ESA	–	712,854	712,854
Net loss	(6,175,136)	(136,156)	(6,311,292)
Other comprehensive loss	(225,992)	–	(225,992)
Net contributions from Parent	(779,000)	–	(779,000)
Balance at March 31, 2018	$5,430,247	$576,698	$6,006,945

The accompanying notes are an integral part of these condensed combined financial statements.

F-45

WORLD POKER TOUR AND ALLIED ESPORTS

Condensed Combined Statements of Cash Flows

(unaudited)

	For the Three Months Ended
	March 31,
	2019	2018
Cash Flows From Operating Activities
Net loss	$(3,854,152)	$(6,311,292)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	–	(779,000)
Depreciation and amortization	1,686,182	1,219,910
Impairment of investment in ESA	600,000	–
Deferred rent	(87,130)	214,180
Accrued interest on notes payable to Parent	–	549,300
Changes in operating assets and liabilities:
Accounts receivable, net	(426,506)	(81,655)
Deposits	–	19,397
Deferred production costs	(863,892)	(1,727,796)
Prepaid expenses and other current assets	3,059	(320,006)
Accounts payable	515,182	1,569,800
Accrued expenses	(48,121)	435,587
Deferred revenue	(390,077)	680,625
Total adjustments	988,697	1,780,342
Net Cash Used In Operating Activities	(2,865,455)	(4,530,950)

Cash Flows From Investing Activities
Purchases of property and equipment	(452,550)	(11,666,097)
Purchases of intangible assets	(69,161)	(77,804)
ESA investment	(1,238,631)	(1,327,101)
Net Cash Used In Investing Activities	(1,760,342)	(13,071,002)

Cash Flows From Financing Activities
Proceeds from notes payable to Parent	–	11,748,582
Due to Parent	(136,574)	3,949,978
Net Cash (Used In) Provided By Financing Activities	(136,574)	15,698,560

Effect of Exchange Rate Changes on Cash	(3,861)	(211,706)

Net Decrease In Cash And Restricted Cash	(4,766,232)	(2,115,098)
Cash and restricted cash - Beginning of period	10,471,296	13,610,138
Cash and restricted cash - End of period	$5,705,064	$11,495,040

Cash and restricted cash consisted of the following:
Cash	5,705,064	6,744,763
Restricted cash	–	4,750,277
	$5,705,064	$11,495,040

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for interest	$55,178	$–

Non-Cash Investing and Financing Activities:
Non cash Investment in ESA	$–	$5,363,706

The accompanying notes are an integral part of these condensed combined financial statements.

F-46

WORLD POKER TOUR AND ALLIED ESPORTS

Notes to Condensed Combined Financial Statements

Note 1 – Background and Basis of Presentation

The accompanying combined financial statements include the accounts of Noble Link Global Limited (“Noble”) and Allied Esports Media, Inc.,(“AEM”), formerly known as Allied Esports Entertainment, Inc. Allied Esports Media changed its name from Allied Esports Entertainment, Inc. to Allied Esports Media, Inc. on January 29, 2019. Allied Esports Media, together with its subsidiaries described below, is referred to herein as “Allied Esports”)

Noble was incorporated in the British Virgin Islands on May 5, 2015. Noble operates through its wholly-owned subsidiaries Peerless Media Limited (“Peerless”), WPT Distribution Worldwide Limited (“WPT Distribution”) and WPT Studios Worldwide Limited (“WPT Studios”) (Noble and its subsidiaries are collectively “World Poker Tour” or “WPT”). World Poker Tour is an internationally televised gaming and entertainment company with brand presence in land-based tournaments, television, online and mobile applications. WPT has been involved in the sport of poker since 2002 and created a television show based on a series of high-stakes poker tournaments. WPT has broadcasted globally in more than 150 countries and territories and is sponsored by a third-party online social poker site. WPT also operates ClubWPT.com, a site that offers inside access to the WPT database, as well as sweepstakes-based poker available in 35 states across the United States. WPT also participates in strategic brand licensing, partnership, and sponsorship opportunities.

Allied Esports operates through its wholly-owned subsidiaries Allied Esports International, Inc., (“AEII”), Esports Arena Las Vegas, LLC (“ESALV”) and ELC Gaming GMBH (“ELC Gaming”). Allied Esports Media, a Delaware Corporation, was formed in November 2018 to eventually act as a holding company for Allied Esports and immediately prior to close of merger to also include WPT (see Note 8, Related Parties). AEII operates global competitive Esports properties designed to connect players and fans via a network of connected arenas. ESALV operates a flagship gaming arena located at the Luxor Hotel in Las Vegas, Nevada. ELC Gaming operates a mobile Esports truck that serves as both a battleground and content generation hub and also operates a studio for recording and streaming gaming events.

WPT and Allied Esports (collectively the “Company”) are subsidiaries of Ourgame International Holdings Limited (“Parent”), which was incorporated in the Cayman Islands on December 4, 2013. As of the earliest date of these financial statements, the Parent owned 100% and 84.6% of WPT and AEII, respectively. The Company elected to apply pushdown accounting; accordingly, the combined financial statements of WPT and Allied Esports represent the carrying value of the Parent’s historical cost in these entities.

On December 19, 2018, the Company became a party to a Merger Agreement (the “Merger Agreement”) with Black Ridge Acquisition Corp. (“BRAC”), which will result in BRAC acquiring Allied Esports and WPT (the “Merger”). The Merger is expected to be consummated in the second quarter of 2019, after the required approval by the stockholders of BRAC and the Parent and the fulfillment of certain other conditions prior to closing, as described in the Merger Agreement. The Merger Agreement requires that the acquiror has a minimum of $80 million of cash on hand at closing, of which $35 million will be used to repay certain obligations to the Parent.

The accompanying unaudited condensed combined financial statements of WPT and Allied Esports (collectively the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information. Accordingly, they do not include all of the information and disclosures required by U.S. GAAP for annual financial statements. In the opinion of management, such statements include all adjustments which are considered necessary for a fair presentation of the unaudited condensed combined financial statements of the Company as of March 31, 2019 and for the three months ended March 31, 2019 and 2018. The results of operations for the three months ended March 31, 2019 are not necessarily indicative of the operating results for the full year ending December 31, 2019 or any other period. These unaudited condensed combined financial statements have been derived from the accounting records of WPT and Allied Esports and should be read in conjunction with the accompanying notes thereto.

F-47

WORLD POKER TOUR AND ALLIED ESPORTS

Notes to Condensed Combined Financial Statements

Note 2 - Going Concern and Management’s Plans

As of March 31, 2019, the Company had cash, a working capital deficit and Parent’s net investment of approximately $5.7 million, $31.6 million and $20.2 million, respectively. For the three months ended March 31, 2019 and 2018, the Company incurred net losses of approximately $3.9 million and $6.3 million, respectively, and used cash in operations of $2.9 million and $4.5 million, respectively. The aforementioned factors raise substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date of these financial statements.

The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which contemplate continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The condensed combined financial statements do not include any adjustments relating to the recoverability and classification of asset amounts or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company’s continuation is dependent upon attaining and maintaining profitable operations and, until that time, raising additional capital as needed, but there can be no assurance that it will be able to close on sufficient financing. The Company’s ability to generate positive cash flow from operations is dependent upon generating sufficient revenues. To date, Parent has funded the Company’s operations. The Merger Agreement described above, is expected to be consummated in the second quarter of 2019, and requires that the acquiror have a minimum of $80 million of cash on hand at closing, of which $35 million will be used to repay certain obligations to the Parent. However, the Merger agreement is subject to approval by the stockholders and the fulfillment of certain other conditions and there can be no assurance that the Merger will close. The Company cannot provide any assurances that it will be able to secure additional funding, either from its Parent, or from equity offerings or debt financings on terms acceptable to the Company, if at all. If the Company is unable to obtain the requisite amount of financing needed to fund its planned operations, it would have a material adverse effect on its business and ability to continue as a going concern, and it may have to curtail, or even cease, certain operations.

Note 3 - Significant Accounting Policies

There are no material changes from the significant accounting policies set forth in Note 3 – Significant Accounting Policies of the Company’s accompanying notes to combined financial statements for the year ended December 31, 2018, except for the following accounting policy.

Revenue Recognition

On January 1, 2019, the Company adopted ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”). The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than required under existing accounting principles generally accepted in the United States of America (“U.S. GAAP”) including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation.

The Company adopted ASC 606 for all contracts using the modified retrospective method, which would have required a cumulative-effect adjustment, if any, as of the date of adoption. The adoption of ASC 606 did not have a material impact on the Company’s condensed combined financial statements as of the date of adoption. As a result, a cumulative-effect adjustment was not required.

F-48

WORLD POKER TOUR AND ALLIED ESPORTS

Notes to Condensed Combined Financial Statements

The Company recognizes revenue primarily from the following sources:

Multiplatform revenue

The Company’s multiplatform revenue is comprised of distribution revenue, sponsorship revenue, music royalty revenue and online advertising revenue. Distribution revenue is generated primarily through the distribution of content from World Poker Tour’s library. World Poker Tour provides video content to global television networks, who then have the right to air the content over the related license period. Revenue from the distribution of video content to television networks is received pursuant to the contract payment terms and is recognized over the license period on a pro rata basis. Occasionally, WPT will bundle third-party content with its own content in a distribution arrangement and will share the revenue with the third party. However, the revenues related to third party content are de minimis.

The Company also distributes video content to online channels. The online channels place ads within the WPT content and any advertising revenue earned by the global TV network or online channel is shared with WPT. Advertising revenue is received on a lag, based upon the number of times an advertisement is aired during the previous month, and is recognized during the period that the ad aired on the network or online channel.

Sponsorship revenue is generated through the sponsorship of the Company’s TV content, online events and online streams. Online advertising revenue is generated from third-party advertisements placed on the Company’s website. Music royalty revenue is generated when the Company’s music is played in the Company’s TV series both on TV networks and online.

The Company recognizes distribution revenue and sponsorship revenue pursuant to the terms of each individual contract with the customer and records deferred revenue to the extent the Company has received a payment for services that have yet to be performed or products that have yet to be delivered. Music royalty revenue is recognized at the point in time when the music is played.

Multiplatform revenue was comprised of the following for the three months ended March 31, 2019 and 2018:

	For the Three Months Ended
	March 31,
	2019	2018
Distribution revenue	$434,749	$143,464
Sponsorship revenue	117,504	248,498
Music royalty revenue	299,369	225,449
Online advertising revenue	–	3,144
Total multiplatform revenue	$851,622	$620,555

Interactive revenue

The Company’s interactive revenue is primarily comprised of subscription revenue, licensing, social gaming and virtual product revenue. Subscription revenue is generated through fixed rate (monthly, quarterly, annual) subscriptions which offer the opportunity for subscribers to play unlimited poker and access benefits not available to non-subscribers.

The Company recognizes subscription revenue on a straight-line basis and records deferred revenue to the extent the Company receives payments for services that have yet to be provided. The Company recognizes social gaming revenue and virtual product revenue at the point when the product has been delivered. The Company generates licensing revenue by licensing the right to use the Company’s brand on products to third-parties. Licensing revenue is recognized pursuant to the terms of each individual contract with the customer and records deferred revenue to the extent the Company has received a payment for products that have yet to be delivered.

Interactive revenue was comprised of the following for the three months ended March 31, 2019 and 2018:

	For the Three Months Ended
	March 31,
	2019	2018
Subscription revenue	$1,227,623	$1,209,330
Virtual product revenue	923,495	750,000
Social gaming revenue	104,784	534,217
Licensing revenue	125,838	47,761
Other revenue	4,045	3,415
Total interactive revenue	$2,385,785	$2,544,723

F-49

WORLD POKER TOUR AND ALLIED ESPORTS

Notes to Condensed Combined Financial Statements

In-person revenue

The Company’s in-person revenue is comprised of event revenue, merchandising revenue and other revenue. Event revenue is generated through World Poker Tour events – TV, non-TV, and DeepStacks Entertainment, LLC and Deepstacks Poker Tour, LLC (collectively “DeepStacks”) events – held at the Company’s partner casinos as well as Allied Esports events held at the Company’s Esports properties. Event revenue is generated from the use of the WPT brand by partner casinos, from naming rights for the Allied Esports arena and from sponsorship arrangements for Allied Esports events held at the Esports arena. In-person revenue also includes revenue from ticket sales, admission fees and food and beverage sales for events held at the Company’s Esports properties.

The Company recognizes event revenue related to the use of the WPT brand by partner casinos at the time of the WPT-branded event. Event revenues from naming rights of the Company’s Esports Arena are recognized on a straight-line basis over the contractual term of the naming rights agreement. Event revenues from sponsorship arrangements for Allied Esports events are recognized on a straight-line basis over the duration of the event, usually three to four days. Ticket revenue is recognized at the completion of an event. Point of sale revenues, such as food and, beverage, gaming and merchandising revenues, are recognized when control of the related goods are transferred to the customer. The Company records deferred revenue to the extent that payment has been received for services that have yet to be performed.

In-person revenue was comprised of the following for the three months ended March 31, 2019 and 2018:

	For the Three Months Ended
	March 31,
	2019	2018
Event revenue	$2,349,259	$1,423,611
Food and beverage revenue	371,398	81,745
Ticket and gaming revenue	127,348	67,547
Merchandising revenue	50,572	16,732
Other revenues	99,064	31,060
Total in-person revenue	$2,997,641	$1,620,695

To determine the proper revenue recognition method, the Company evaluates each of its contractual arrangements to identify its performance obligations. A performance obligation is a promise in a contract to transfer a distinct good or service to the customer. The majority of the Company’s contracts have a single performance obligation because the promise to transfer the individual good or service is not separately identifiable from other promises within the contract and is, therefore, not distinct. Some of the Company’s contracts have multiple performance obligations, primarily related to the provision of multiple goods or services. For contracts with more than one performance obligation, the Company allocates the total transaction price in an amount based on the estimated relative standalone selling prices underlying each performance obligation.

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Notes to Condensed Combined Financial Statements

The following table summarizes our revenue recognized under ASC 606 in our condensed combined statements of operations:

For The Three Months Ended
March 31, 2019

Revenues - Recognized at a Point in Time:
Event revenue	$1,580,411
Food and beverage revenue	371,398
Ticket and gaming revenue	127,348
Merchandising revenue	50,572
Sponsorship revenue	117,504
Music royalty revenue	299,369
Online advertising revenue	–
Virtual product revenue and social gaming revenue	1,028,279
Distribution revenue	434,749
Other	103,109
Total Revenues - Recognized at a Point in Time	$4,112,739

Revenues - Recognized Over a Period of Time:
Event revenue	$768,848
Licensing revenue	$125,838
Subscription revenue	1,227,623
Total Revenues - Recognized Over a Period of Time	$2,122,309

The timing of the Company’s revenue recognition may differ from the timing of payment by its customers. A receivable is recorded when revenue is recognized prior to payment and the Company has an unconditional right to payment. Alternatively, when payment precedes the provision of the related services, the Company records deferred revenue until the performance obligations are satisfied.

As of March 31, 2019, the Company there was approximately $1.2 million related to contract liabilities where performance obligations have not yet been satisfied and which was included within deferred revenue on the combined balance sheet as of December 31, 2018. The Company expects to satisfy its remaining performance obligations within the next twelve months.

During the three months ended March 31, 2019, there was no revenue recognized from performance obligations satisfied (or partially satisfied) in previous periods.

Recent Accounting Pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) ASU 2016-15, “Statement of Cash Flows (Topic 230) Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). The new standard will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The new standard for private companies and emerging growth public companies is effective for fiscal years beginning after December 15, 2018. The Company will require adoption on a retrospective basis unless it is impracticable to apply, in which case the Company would be required to apply the amendments prospectively as of the earliest date practicable. The adoption of ASU 2016-15 did not have a material impact on the Company’s condensed combined financial statements or disclosures.

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Notes to Condensed Combined Financial Statements

In March 2019, the FASB issued ASU 2019-02, which aligns the accounting for production costs of episodic television series with the accounting for production costs of films. In addition, ASU 2019-02 modifies certain aspects of the capitalization, impairment, presentation and disclosure requirements in Accounting Standards Codification (“ASC”) 926-20 and the impairment, presentation and disclosure requirements in ASC 920-350. This ASU must be adopted on a prospective basis and is effective for annual periods beginning after December 15, 2020, including interim periods within those years, with early adoption permitted. The Company is currently evaluating the impact that this pronouncement will have on its condensed combined financial statements.

In April 2019, the FASB issued ASU 2019-04,  Codification Improvements to Topic 326, Financial Instruments - Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments.  The new ASU provides narrow-scope amendments to help apply these recent standards. The Company will be required to adopt the provisions of this ASU on January 1, 2020, with early adoption permitted for certain amendments. The Company is currently assessing the impact that this pronouncement will have on its condensed combined financial statements.

Note 4 – Business Combination

In January 2018, the Parent sold its 18.2% ownership interest in Esports Arena, LLC ("ESA"), to Allied Esports. Simultaneously, Allied Esports paid cash of $1,337,454 to purchase an additional 64.2% interest in ESA, such that Allied Esports owned an aggregate 82.4% controlling interest in Esports Arena. The acquisition was considered a business combination as the assets and the intangible assets acquired represent an integrated set of inputs and processes.

The following table summarizes the fair value of the assets acquired and the liabilities recognized at the acquisition date:

Assets acquired:
Cash	$10,353
Property, plant and equipment	1,975,864
Customer list	940,000
Trade names	140,000
Goodwill	4,337,660
Other intangibles	22,300
Total assets acquired	7,426,177

Liabilities assumed:
Affiliate advances	(3,013,706)
Accounts payable	(241,716)
Debt	(120,447)
Total liabilities assumed	(3,375,869)

Non-controlling interests	(712,854)

$3,337,454

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Notes to Condensed Combined Financial Statements

Allied Esports identified the following intangible assets that meet the criteria for separate recognition apart from the goodwill for financial reporting purposes:

•	Customer list in the amount of $940,000, which represents the important relationships with its customers who purchased sponsorships, merchandise, gaming services and rented the facilities, and,

•	Trade names in the aggregate amount of $140,000, which includes Esports Arena names, trademarks, and related domain names, which have recognition in the industry.

Contribution Agreement

In January 2018, Allied Esports entered into a contribution agreement with ESA (the "Contribution Agreement"), whereby Allied Esports committed to contribute $40 million to ESA for the acquisition, construction and development of up to 12 new arenas through January 31, 2020 (“Funding”).

Pursuant to the terms of the Contribution Agreement, in the event that Allied Esports failed to contribute the minimum funding commitments noted above, Allied Esports would be required to convey a portion of its membership interests in ESA to the minority investors of ESA. Effective August 1, 2018, Allied Esports entered into an amendment to the agreement with the non-controlling interest members of ESA (who are not related parties to Allied Esports) to reduce Allied Esports's ongoing contribution requirements, and accordingly, conveyed a majority of its membership interests in ESA to the minority investors, and only retained a 25% non-voting interest in ESA. Additionally, as part of the amendment, Allied Esports reduced its future funding commitment to $1,803,126. As of August 1, 2018, Allied Esports derecognized the assets, liabilities and equity of ESA since Allied Esports no longer had a controlling interest in ESA. See Note 5 – Investment for additional details. The deconsolidation of ESA is not considered a discontinued operation, because deconsolidation of ESA does not meet the criteria for discontinued operations under ASC 205-20 “Presentation of Financial Statements, Discontinued Operations”.

Note 5 – Investment

As of March 31, 2019, the Company owns a 25% non-voting membership interest in ESA and its wholly-owned subsidiary. See Note 4 – Business Combination and Contribution Agreement. The investment is accounted for as a cost method investment, since the Company does not have the ability to exercise significant influence over the operating and financial policies of ESA.

During the three months ended March 31, 2019 the Company contributed $1,238,631, in order to fulfill the remainder of its funding commitment. The Company recognized an immediate impairment of $600,000 related to this funding.

Note 6 – Deferred Production Costs

Deferred production costs consist of the following:

	March 31,	December 31,
	2019	2018
Deferred production costs	$25,122,462	23,604,111
Less: accumulated amortization	(14,999,230)	(14,545,267)

Deferred production costs, net	$10,123,232	$9,058,844

Weighted average remaining amortization period at March 31, 2019 (in years)	3.90

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Notes to Condensed Combined Financial Statements

During the three months ended March 31, 2019 and 2018, production costs of $453,963 and $304,052, respectively, were expensed and are reflected in multiplatform costs in the condensed combined statements of operations.

Note 7 – Segment Data

Each of the Company’s business segments offer different, but synergistic products and services and are managed separately, by different chief operating decision makers.

The Company’s business consists of two reportable segments:

•	Poker gaming and entertainment, provided through WPT, including televised gaming and entertainment, land-based poker tournaments, online and mobile poker applications.

•	Esports, provided through Allied Esports, including multiplayer video game competitions.

The following tables present segment information for each of the three months ended March 31, 2019 and 2018:

	For the three months ended March 31, 2019			For the three months ended March 31, 2018
	Gaming & Entertainment	Esports	TOTAL	Gaming & Entertainment	Esports	TOTAL
Revenues	$4,817,818	$1,417,230	$6,235,048	$4,265,700	$520,273	$4,785,973
Loss from Operations	$(373,611)	$(2,880,541)	$(3,254,152)	$(793,504)	$(4,998,893)	$(5,792,397)

	As of March 31, 2019			As of March 31, 2018
	Gaming & Entertainment	Esports	TOTAL	Gaming & Entertainment	Esports	TOTAL
Total Assets	$36,480,238	$25,562,632	$62,042,870	$35,771,104	$35,508,553	$71,279,657

One customer of the Gaming and Entertainment segment accounted for 16% and 18% of its segment revenues for the three months ended March 31, 2019 and 2018, respectively. The same customer accounted for 12% and 16% of total Company revenues for the three months ended March 31, 2019 and 2018, respectively.

During the three months ended March 31, 2019 and 2018, 6% and 12% of the Esports segment revenues, respectively, were from foreign sources, and 14% and 18%, of the Gaming & Entertainment revenues, respectively were from foreign sources.

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Notes to Condensed Combined Financial Statements

Note 8 – Related Parties

Due to Parent

As of March 31, 2019 and December 31, 2018, due to Parent consisted of payments of certain operating expenses, investing activities and financing activities made on behalf of the Company by the Parent. There is no stated interest rate or definitive repayment terms related to this liability.

During the three months ended March 31, 2019 and 2018, Allied Esports received net aggregate advances of $0 from the Parent. During the three months ended March 31, 2019 WPT had paid expenses on behalf of the Parent which resulted in a net reduction in the amount due to Parent of $136,574. During the three months ended March 31, 2018 WPT received net advances from the Parent totaling approximately $3,949,978. There are no stated interest rates or defined repayment terms related to these advances. The weighted average balance of advances owed to the Parent during the three months ended March 31, 2019 and 2018 was $32,919,558 and $13,323,437, respectively. Advances during the three months ended March 31, 2018 were for the Company’s working capital requirements.

Note 9 – Commitments and Contingencies

Operating Leases

On March 29, 2019, WPT entered into an operating lease for approximately 25,000 square feet of space located in Irvine, California (the “New Irvine Lease”) with respect to its operations. The lease term is 167 months and monthly base rent under the New Irvine lease begins at $65,134 and increases to $95,652 over the term of the lease. The lease is guaranteed by the Parent. WPT has a one-time option of reducing the size of the leased premises to 10,000 square feet on or before June 15, 2019. In the event of such reduction, the parties have agreed to amend the lease agreement, along with the base rent and other costs payable by WPT, based upon the reduced square footage.

The Company’s aggregate rent expense incurred during the three months ended March 31, 2019 and 2018 amounted to $612,414 and $940,082, respectively, Of the aggregate rent incurred during the three months ended March 31, 2019, $107,518 was capitalized into deferred production costs, $312,501 was included within in-person cost of revenues, and $192,395 was included within general administrative expenses on the condensed combined statements of operations. Of the aggregate rent incurred during the three months ended March 31, 2018, $103,373 was capitalized into deferred production costs, $473,486 was included within in-person cost of revenues, and $363,223 was included within general administrative expenses on the condensed combined statements of operations.

Litigations, Claims, and Assessments

The Company is involved in various disputes, claims, liens and litigation matters arising out of the normal course of business. While the outcome of these disputes, claims, liens and litigation matters cannot be predicted with certainty, after consulting with legal counsel, management does not believe that the outcome of these matters will have a material adverse effect on the Company's combined financial position, results of operations or cash flows.

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Notes to Condensed Combined Financial Statements

Note 10 – Subsequent Events

On May 17, 2019, Noble issued a series of secured convertible promissory notes (the “Notes”) whereby investors provided Noble with $4 million to be used for the operations of AEII/WPT. Ms. Man Sha purchased a $1 Million Note, and is the wife of Mr. Ng Kwok Leung Frank, a related party who is co-CEO of the Parent and a Director of Noble. The Notes accrue annual interest at 12%; provided that no interest is payable in the event the Notes are converted into BRAC Common Stock, as described below. The Notes are due and payable on the first to occur of (i) the one-year anniversary of the issuance date, or (ii) the date on which a demand for payment is made during the time period beginning on the closing date of the Merger and ending on the date that is three (3) months after the closing date of the Merger. If a Note is paid by AEM or BRAC, the applicable investor will receive one year of interest. As security for purchasing the Notes, the investors received a security interest in Allied Esports’ assets (second to any liens held by the landlord of the Las Vegas arena for property located in that arena), as well as a pledge of the equity of all of the entities comprising WPT, and a guaranty of Ourgame and the Company. Upon closing of the Mergers, the debt is convertible into shares of BRAC Common Stock at $8.50 per share.

If the Merger is consummated, each investor shall receive a Warrant to purchase shares of BRAC Common Stock in an amount equal to the product of (i) 3,800,000 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000. The Warrants will be subject to the exercise price and such other terms and conditions as determined by BRAC and Ourgame in the Merger; provided, however, the terms and conditions of the Warrant and the date of issuance of the Warrants shall be the same as the warrants to be issued to Ourgame, the Company and/or its affiliates in connection with the Merger.

The investors in the Notes are entitled to receive additional shares of BRAC Common Stock equal to the product of (i) 3,846,153 shares, multiplied by (ii) the investor’s investment amount, divided by (iii) $100,000,000, if such investor’s Note is converted into BRAC Common Stock and, at any time within five years after the date of the closing of the Mergers, the last exchange-reported sale price of BRAC Common Stock is at or above $13.00 for thirty (30) consecutive calendar days.

F-56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

World Poker Tour and Allied Esports

Opinion on the Financial Statements

We have audited the accompanying combined balance sheets of World Poker Tour and Allied Esports (the “Company”) as of December 31, 2018 and 2017, the related combined statements of operations and comprehensive loss, changes in parent’s net investment and cash flows for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Marcum llp

Marcum llp

We have served as the Company’s auditor since 2018.

Melville, New York

April 29, 2019

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WORLD POKER TOUR AND ALLIED ESPORTS

Combined Balance Sheets

	December 31,
	2018	2017

Assets
Current Assets
Cash	$10,471,296	$5,589,229
Accounts receivable	1,533,235	555,405
Prepaid expenses and other current assets	711,889	376,187
Total Current Assets	12,716,420	6,520,821

Restricted cash	–	8,020,909
Property and equipment, net	21,020,097	8,780,491
Goodwill	4,083,621	4,083,621
Intangible assets, net	17,234,992	20,277,562
Deposits	632,963	652,360
Deferred production costs	9,058,844	5,018,879
Investment, ESA	500,000	–
Total Assets	$65,246,937	$53,354,643

Liabilities and Parent's Net Investment
Current Liabilities
Accounts payable	$1,072,499	$1,979,013
Accrued expenses	2,442,145	1,902,379
Deferred revenue	3,307,843	1,740,854
Due to Parent	33,019,510	10,107,305
Total Current Liabilities	39,841,997	15,729,551

Deferred rent	1,383,644	1,089,204
Notes payable to Parent	–	23,375,380
Accrued interest on notes payable to Parent	–	550,133
Total Liabilities	41,225,641	40,744,268

Commitments and Contingencies

Parent's Net Investment
Parent's net investment	24,021,296	12,610,375
Total Parent's Net Investment	24,021,296	12,610,375
Total Liabilities and Parent's Net Investment	$65,246,937	$53,354,643

The accompanying notes are an integral part of these combined financial statements.

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WORLD POKER TOUR AND ALLIED ESPORTS

Combined Statements of Operations and Comprehensive Loss

	For the Years Ended
	December 31,
	2018	2017

Revenues
Multiplatform	$2,996,657	$1,440,634
Interactive	9,175,243	7,792,090
In-person	8,431,355	4,440,282
Total Revenues	20,603,255	13,673,006
	–
Costs and expenses
Multiplatform (exclusive of depreciation and amortization)	2,296,790	7,879,750
Interactive (exclusive of depreciation and amortization)	2,473,970	2,688,556
In-person (exclusive of depreciation and amortization)	2,553,473	968,750
Online operating expenses	2,244,574	1,744,172
Selling and marketing expenses	4,022,602	3,384,222
General and administrative expenses	18,442,461	10,341,445
Depreciation and amortization	6,711,398	4,206,943
Impairment of investment in ESA	9,683,158	–
Impairment of deferred production costs and intangible assets	1,005,292	–
Total Costs and Expenses	49,433,718	31,213,838
Loss From Operations	(28,830,463)	(17,540,832)

Other (Expense) Income:
Other income	126,689	–
Interest expense, net	(2,117,438)	(540,370)
Foreign currency exchange loss	(198,513)	(6,029)
Total Other Expense	(2,189,262)	(546,399)

Net Loss	(31,019,725)	(18,087,231)
Net loss attributed to non-controlling interest	403,627	–
Net Loss Attributable to Parent	$(30,616,098)	$(18,087,231)

Comprehensive Loss:
Net loss	$(31,019,725)	$(18,087,231)
Other comprehensive income (loss):
Foreign currency translation income (loss)	288,111	(193,222)
Total Comprehensive Loss	(30,731,614)	(18,280,453)
Less: comprehensive loss attributable to non-controlling interest	403,627	–
Comprehensive loss attributable to Parent	$(30,327,987)	$(18,280,453)

The accompanying notes are an integral part of these combined financial statements.

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WORLD POKER TOUR AND ALLIED ESPORTS

Combined Statements of Changes in Parent’s Net Investment

Parent's Net Investment
Balance at January 1, 2017	$30,407,457
Net loss attributable to Parent	(18,087,231)
Other comprehensive loss	(193,222)
Net contributions from Parent	483,371
Balance at December 31, 2017	12,610,375
Net loss attributable to Parent	(30,616,098)
Effect of restructuring	42,505,325
Net contributions from Parent	(766,417)
Other comprehensive income	288,111
Balance at December 31, 2018	$24,021,296

The accompanying notes are an integral part of these combined financial statements.

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Combined Statements of Cash Flows

	For the Years Ended
	December 31,
	2018	2017
Cash Flows From Operating Activities
Net loss	$(31,019,725)	$(18,087,231)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	(766,417)	483,371
Bad debt (recovery)/expense	(79,414)	26,604
Depreciation and amortization	6,711,398	4,206,943
Write-offs of capitalized software costs	648,563	–
Subsidiary loss during consolidation period	1,838,739	–
Impairment of investment in ESA	9,683,158	–
Impairment of deferred production costs	768,459	–
Impairment of intangibles	236,833	–
Deferred rent	294,440	929,155
Accrued interest on notes payable to Parent	1,843,659	550,133
Changes in operating assets and liabilities:
Accounts receivable, net	(902,614)	170,237
Deposits	19,397	(652,360)
Deferred production costs	(4,808,424)	168,417
Prepaid expenses and other current assets	(336,555)	88,354
Accounts payable	(861,632)	1,239,656
Accrued expenses	551,593	246,342
Deferred revenue	1,566,989	(128,185)
Total adjustments	16,408,172	7,328,667
Net Cash Used In Operating Activities	(14,611,553)	(10,758,564)

Cash Flows From Investing Activities
Purchases of property and equipment	(17,144,397)	(5,871,076)
Proceeds from licensing software	341,193	–
Purchases of intangible assets	(38,559)	(262,092)
Funding of ESA investment	(6,230,038)	–
Net Cash Used In Investing Activities	(23,071,801)	(6,133,168)

Cash Flows From Financing Activities
Proceeds from notes payable to Parent	11,383,207	20,351,165
Due to Parent	22,912,205	8,123,017
Payment of acquisition liability	–	(500,000)
Net Cash Provided By Financing Activities	34,295,412	27,974,182

Effect of Exchange Rate Changes on Cash	249,100	9,179

Net (Decrease) Increase In Cash And Restricted Cash	(3,138,842)	11,091,629
Cash and restricted cash - Beginning of period	13,610,138	2,518,509
Cash and restricted cash - End of period	$10,471,296	$13,610,138

Cash and restricted cash consisted of the following:
Cash	10,471,296	5,589,229
Restricted cash	–	8,020,909
	$10,471,296	$13,610,138

The accompanying notes are an integral part of these combined financial statements.

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Combined Statements of Cash Flows, continued

	For the Years Ended
	December 31,
	2018	2017

Cash paid during the period for interest	$55,178	$–

Non-cash investing and financing activities:
Due to Parent for purchase of Deepstacks	$–	$500,000
Non-cash investment in ESA	$5,363,706	$–
Notes payable to Parent for purchase of property and equipment	$–	$1,278,967
Due to Parent for purchase of property and equipment	$–	$525,582
Effect of restructuring	$42,505,325	$–

The accompanying notes are an integral part of these combined financial statements.

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Notes to Combined Financial Statements

Note 1 – Background and Basis of Presentation

The accompanying combined financial statements include the accounts of Noble Link Global Limited (“Noble”) and Allied Esports Media, Inc., formerly known as Allied Esports Entertainment, Inc. Allied Esports Media changed its name from Allied Esports Entertainment, Inc. to Allied Esports Media, Inc. on January 29, 2019. Allied Esports Media, together with its subsidiaries described below, is referred to herein as “Allied Esports”)

Noble was incorporated in the British Virgin Islands on May 5, 2015. Noble operates through its wholly-owned subsidiaries Peerless Media Limited (“Peerless”), WPT Distribution Worldwide Limited (“WPT Distribution”) and WPT Studios Worldwide Limited (“WPT Studios”) (Noble and its subsidiaries are collectively “World Poker Tour” or “WPT”). World Poker Tour is an internationally televised gaming and entertainment company with brand presence in land-based tournaments, television, online and mobile applications. WPT has been involved in the sport of poker since 2002 and created a television show based on a series of high-stakes poker tournaments. WPT has broadcasted globally in more than 150 countries and territories and is sponsored by a third-party online social poker site. WPT also operates ClubWPT.com, a site that offers inside access to the WPT database, as well as sweepstakes-based poker available in 35 states across the United States. WPT also participates in strategic brand licensing, partnership, and sponsorship opportunities.

Allied Esports operates through its wholly-owned subsidiaries Allied Esports International, Inc., (“AEII”), Esports Arena Las Vegas, LLC (“ESALV”) and ELC Gaming GMBH (“ELC Gaming”). Allied Esports Media, a Delaware Corporation, was formed in November 2018 to eventually act as a holding company for Allied Esports and immediately prior to close of merger to also include WPT (see Note 11, Related Parties – Restructuring). AEII operates global competitive Esports properties designed to connect players and fans via a network of connected arenas. ESALV operates a flagship gaming arena located at the Luxor Hotel in Las Vegas, Nevada. ELC Gaming operates a mobile Esports truck that serves as both a battleground and content generation hub and also operates a studio for recording and streaming gaming events.

WPT and Allied Esports (collectively the “Company”) are subsidiaries of Ourgame International Holdings Limited (“Parent”), which was incorporated in the Cayman Islands on December 4, 2013. As of the earliest date of these financial statements, the Parent owned 100% and 69.3% of WPT and AEII, respectively. The Company elected to apply pushdown accounting; accordingly, the combined financial statements of WPT and Allied Esports represent the carrying value of the Parent’s historical cost in these entities.

On December 19, 2018, the Company became a party to a Merger Agreement (the “Merger Agreement”) with Black Ridge Acquisition Corp. (“BRAC”), which will result in BRAC acquiring Allied Esports and WPT (the “Merger”). The Merger is expected to be consummated in the second quarter of 2019, after the required approval by the stockholders of BRAC and the Parent and the fulfillment of certain other conditions prior to closing, as described in the Merger Agreement. The Merger Agreement requires that the acquiror has a minimum of $80 million of cash on hand at closing, of which $35 million will be used to repay certain obligations to the Parent.

Note 2 - Going Concern and Management’s Plans

As of December 31, 2018, the Company had cash, a working capital deficit and Parent’s net investment of approximately $10.5 million, $27.1 million and $24.0 million, respectively. For the years ended December 31, 2018 and 2017, the Company incurred net losses of approximately $31.0 million and $18.1 million, respectively, and used cash in operations of $14.6 million and $10.8 million, respectively. The aforementioned factors raise substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date of these financial statements.

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Notes to Combined Financial Statements

The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which contemplate continuation of the Company as a going concern and the realization of assets and the satisfaction of liabilities in the normal course of business. The combined financial statements do not include any adjustments relating to the recoverability and classification of asset amounts or the classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

The Company’s continuation is dependent upon attaining and maintaining profitable operations and, until that time, raising additional capital as needed, but there can be no assurance that it will be able to close on sufficient financing. The Company’s ability to generate positive cash flow from operations is dependent upon generating sufficient revenues. To date, Parent has funded the Company’s operations. The Merger Agreement described above, is expected to be consummated in the second quarter of 2019, and requires that the acquiror have a minimum of $80 million of cash on hand at closing, of which $35 million will be used to repay certain obligations to the Parent. However, the Merger agreement is subject to approval by the stockholders and the fulfillment of certain other conditions and there can be no assurance that the Merger will close. The Company cannot provide any assurances that it will be able to secure additional funding, either from its Parent, or from equity offerings or debt financings on terms acceptable to the Company, if at all. If the Company is unable to obtain the requisite amount of financing needed to fund its planned operations, it would have a material adverse effect on its business and ability to continue as a going concern, and it may have to curtail, or even cease, certain operations.

Note 3 - Significant Accounting Policies

Basis of Presentation and Principles of Combination

The combined financial statements have been prepared using the consolidated accounting records of WPT and Allied Esports. All intercompany transactions and accounts within and between WPT and Allied Esports, and intercompany transactions and balances between WPT and Allied Esports and their subsidiaries, have been eliminated. The combined financial statements have been prepared in accordance with U.S. GAAP and pursuant to the accounting rules and regulations of the United States Securities and Exchange Commission (“SEC”). Parent expenses incurred on behalf of WPT and Allied Esports have been recorded on the books of each entity using specific identification.

Use of Estimates

Preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, together with amounts disclosed in the related notes to the financial statements. The Company’s significant estimates used in these financial statements include, but are not limited to, the valuation and carrying amount of goodwill and other intangible assets, accounts receivable reserves, the valuation of deferred tax assets and the recoverability and useful lives of long-lived assets, including deferred production costs. Certain of the Company’s estimates could be affected by external conditions, including those unique to the Company and general economic conditions. It is reasonably possible that these external factors could have an effect on the Company’s estimates and could cause actual results to differ from those estimates.

Business Combinations

The Company accounts for business combinations under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805 “Business Combinations” using the acquisition method of accounting, and accordingly, the assets and liabilities of the acquired business are recorded at their fair values at the date of acquisition. The excess of the purchase price over the estimated fair value is recorded as goodwill. All acquisition costs are expensed as incurred. Upon acquisition, the accounts and results of operations are consolidated as of and subsequent to the acquisition date.

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Notes to Combined Financial Statements

Cash and Cash Equivalents

All short-term investments of the Company that have a maturity of three months or less when purchased are considered to be cash equivalents. There were no cash equivalents as of December 31, 2018 or 2017.

Concentration Risks

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed Federal Deposit Insurance Corporation (“FDIC”) insured limits. The Company has not experienced any losses in such accounts, periodically evaluates the creditworthiness of the financial institutions and has determined the credit exposure to be negligible.

During the years ended December 31, 2018 and 2017, 11% and 15%, respectively, of the Companies revenues were from customers in foreign countries.

During the year ended December 31, 2018, the Company’s largest customer accounted for 15% of the Company’s total revenues.

See Note - 10 Segment Data for additional details.

Restricted Cash

Restricted cash was comprised of cash held in an escrow account for the purposes of constructing the Company's Esports arena in Las Vegas, Nevada. Construction was completed and the Esports arena opened in March 2018 and any remaining cash balances held for construction were released from escrow.

Accounts Receivable

Accounts receivable are carried at their contractual amounts. Management establishes an allowance for doubtful accounts based on its historic loss experience and current economic conditions. Losses are charged to the allowance when management deems further collection efforts will not produce additional recoveries. As of December 31, 2018 and 2017, there was no bad debt allowance.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation using the straight-line method over their estimated useful lives, once the asset is placed in service. Leasehold improvements are amortized over the lesser of (a) the useful life of the asset; or (b) the remaining lease term (including renewal periods that are reasonably assured). Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred, and expenditures which extend the economic life are capitalized. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized in the statement of operations for the respective period. Internally generated software costs are expensed as incurred in the preliminary project phase and post-implementation phase and will be capitalized during the application development stage. Assets are held in construction in progress until placed in service, upon which date, we begin to depreciate those assets.

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Notes to Combined Financial Statements

The estimated useful lives of property and equipment are as follows:

Equipment	3 - 5 years
Computer equipment	3 - 5 years
Production equipment	5 years
Furniture and fixtures	3 - 5 years
Software	1 - 5 years
Gaming truck	5 years
Leasehold improvements	5-10 years

Goodwill and Intangibles

Intangible assets are comprised of goodwill, intellectual property, customer relationships, trademarks, and trade names. Intangible assets with definite lives are amortized on a straight-line basis over the shorter of their estimate useful lives, ranging from two to ten years, or their contract periods, if applicable. Intangible assets with indefinite lives are not amortized but are evaluated at least annually for impairment and more often whenever changes in facts and circumstances may indicate that the carrying value may not be recoverable. Application of the goodwill impairment test requires judgment, including the identification of reporting units, assigning assets and liabilities to reporting units, assigning goodwill to reporting units, and determining the fair value. Significant judgment is required to estimate the fair value of reporting units which includes estimating future cash flows, determining appropriate discount rates, consideration of the Company’s aggregate fair value, and other assumptions. Changes in these estimates and assumptions could materially affect the determination of fair value and/or goodwill impairment.

When testing goodwill for impairment, the Company may assess qualitative factors for some or all of our reporting units to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Company may bypass this qualitative assessment for some or all of our reporting units and perform a detailed quantitative test of impairment (step 1). If the Company performs the detailed quantitative impairment test and the carrying amount of the reporting unit exceeds its fair value, the Company would perform an analysis (step 2) to measure such impairment. At December 31, 2018 and 2017, the Company performed a qualitative assessment to identify and evaluate events and circumstances to conclude whether it is more likely than not that the fair value of the Company’s reporting units is less than their carrying amounts. Based on the Company’s qualitative assessments, the Company concluded that a positive assertion can be made that it is more likely than not that the fair value of the reporting units exceeded their carrying values and no impairments were identified at December 31, 2018 and 2017.

Impairment of Long-Lived Assets

The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized for the amount by which the carrying value of the asset exceeds its fair value. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts. During the year ended December 31, 2018 the Company recorded an aggregate of $1,005,292 for impairment charges related to deferred production costs and intangible assets as described in Note 8 - Deferred Production Costs and Note 7 – Intangible Assets, net, and recorded an impairment charge of $9,683,158 related to its investment in ESA as described in Note 5 – Investment.

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Notes to Combined Financial Statements

Deferred Production Costs

Capitalized production costs represent the costs incurred to develop and produce the Company’s proprietary shows. These costs primarily consist of labor, equipment, production overhead costs and travel expenses. Capitalized production overhead costs include rent incurred in connection with our leased space in Los Angeles, California, which is used exclusively for film production. Capitalized production costs are stated at the lower of cost, less accumulated amortization and tax credits, if applicable, or fair value. Production costs in an amount up to the amount of ultimate revenue expected to be earned from the related production are capitalized in accordance with FASB ASC Topic 926-20, “Other Assets – Film Costs”. Amortization of capitalized film costs begins when the related film is released and begins to recognize revenue. Capitalized film costs are expensed over the expected revenue period (not to exceed ten years) using a ratio of revenue earned during the period to estimated ultimate revenues for the related production. Costs incurred in excess of expected ultimate revenue are expensed as incurred and included in multiplatform costs in the accompanying combined statements of operations. Unamortized capitalized production costs are evaluated for impairment at each reporting period on a season-by-season basis. If estimated remaining revenue is not sufficient to recover the unamortized capitalized production costs for that season, the unamortized capitalized production costs will be written down to fair value.

Due to the inherent uncertainties involved in making such estimates of revenues and expenses, these estimates are likely to differ to some extent from actual results. The Company’s management regularly reviews and revises when necessary its revenue and cost estimates, which may result in a change in the rate of amortization of film costs, participations and residuals and/or write-down of all or a portion of the unamortized deferred production costs to its net realizable value.

Fair Value of Financial Instruments

The Company measures the fair value of financial assets and liabilities based on the guidance of ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”).

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1 - quoted prices in active markets for identical assets or liabilities.

Level 2 - quoted prices for similar assets and liabilities in active markets or inputs that are observable.

Level 3 - inputs that are unobservable (for example, cash flow modeling inputs based on assumptions).

The carrying amounts of the Company’s financial instruments, such as cash, accounts receivable, accounts payable and accrued liabilities approximate fair value due to the short-term nature of these instruments.

Nonrecurring Fair Value Measurements

Certain nonfinancial assets and liabilities are measured at fair value on a nonrecurring basis and are subject to fair value adjustments in certain circumstances, such as when there is evidence of impairment. These fair value measurements are categorized within level 3 of the fair value hierarchy.

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Notes to Combined Financial Statements

The Company periodically evaluates the carrying value of long-lived assets to be held and used when events or circumstances warrant such a review. Fair value is determined primarily using anticipated cash flows assumed by a market participant discounted at a rate commensurate with the risk involved or in the case of nonfinancial assets or liabilities. During the year ended December 31, 2018, the Company recognized an impairment of $768,459 related to deferred production costs that were deemed impaired due to determination that the remaining revenue associated with the deferred production costs is not sufficient to recover the unamortized cost. Additionally, during the year ended December 31, 2018, the Company recognized an impairment of $236,833 related to certain intangible assets that were deemed impaired due to determination that the future cash flows is not sufficient to recover the carrying value of those assets.

During the year ended December 31, 2018 the Company recorded impairment expense of $9,683,158 to reduce the carrying value of its investment in ESA to fair value, which was determined using a combination of the market approach and asset approach. See Note 5 – Investment for additional details.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of items that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of operations in the period that includes the enactment date.

The Company recognizes the tax benefit from an uncertain income tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement by examining taxing authorities.

The Company’s policy is to recognize interest and penalties accrued on uncertain income tax positions in interest expense in the Company’s statements of operations. As of December 31, 2018, and 2017, the Company had no liability for unrecognized tax benefits. The Company does not expect the unrecognized tax benefits to change significantly over the next 12 months.

See Note 12 – Income Taxes for additional details including the effects of the Tax Cuts and Jobs Act enacted in December 2017.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Revenue Recognition

The Company recognizes revenue when the following four criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) fees are fixed or determinable, and (4) the collectability is reasonably assured.

For multiple element contracts, the Company allocates consideration to the multiple elements based on the relative selling price of each separate element which are determined using vendor specific objective evidence, third-party evidence or the Company’s best estimate in order to assign relative fair values.

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Notes to Combined Financial Statements

Multiplatform revenue

The Company’s multiplatform revenue is comprised of distribution revenue, sponsorship revenue, music royalty revenue and online advertising revenue. Distribution revenue is generated through the distribution of content from both World Poker Tour’s library as well as third-party content to global TV networks or through online channels such as Pluto and Unreel from which the Company earns revenue through the placement of ads around WPT’s content. Sponsorship revenue is generated through the sponsorship of the Company’s content such as its TV content, online events and online streams. Online advertising revenue is generated from third-party advertisements placed on the Company’s website. Music royalty revenue is generated when the Company’s music is played in the Company’s TV series both on TV networks and online.

The Company recognizes distribution revenue and sponsorship revenue pursuant to the terms of each individual contract with the customer and records deferred revenue to the extent the Company has received a payment for services that have yet to be performed or products that have yet to be delivered. Music royalty revenue is recognized at the point in time when the music is played.

Multiplatform revenue was comprised of the following for the years ended December 31, 2018 and 2017:

	For the Years Ended
	December 31,
	2018	2017
Distribution revenue	$861,994	$191,188
Sponsorship revenue	1,082,077	373,445
Music royalty revenue	1,031,425	876,001
Online advertising revenue	21,161	–
Total multiplatform revenue	$2,996,657	$1,440,634

Interactive revenue

The Company’s interactive revenue is primarily comprised of subscription revenue, licensing, social gaming and virtual product revenue. Subscription revenue is generated through fixed rate (monthly, quarterly, annual) subscriptions which offer the opportunity for subscribers to play unlimited poker and access benefits not available to non-subscribers.

The Company recognizes subscription revenue on a straight-line basis and records deferred revenue to the extent the Company receives payments for services that have yet to be provided. The Company recognizes social gaming revenue and virtual product revenue at the point when the product has been delivered. The Company generates licensing revenue by licensing the right to use the Company’s brand on products to third-parties. Licensing revenue is recognized pursuant to the terms of each individual contract with the customer and records deferred revenue to the extent the Company has received a payment for products that have yet to be delivered.

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Notes to Combined Financial Statements

Interactive revenue was comprised of the following for the years ended December 31, 2018 and 2017:

	For the Years Ended
	December 31,
	2018	2017
Subscription revenue	$4,964,086	$5,226,136
Virtual product revenue	3,093,973	–
Social gaming revenue	674,497	1,871,507
Licensing revenue	349,199	546,955
Other revenue	93,488	147,492
Total interactive revenue	$9,175,243	$7,792,090

In-person revenue

The Company’s in-person revenue is comprised of event revenue, merchandising revenue and other revenue. Event revenue is generated through World Poker Tour events – TV, non-TV, and DeepStacks Entertainment, LLC and Deepstacks Poker Tour, LLC (collectively “DeepStacks”) events – held at the Company’s partner casinos as well as Allied Esports events held at the Company’s Esports properties. Event revenue is generated from the use of the WPT brand by partner casinos, from naming rights for the Allied Esports arena and from sponsorship arrangements for Allied Esports events at the Esports arena. In-person revenue also includes revenue from ticket sales, admission fees and food and beverage sales for events held at the Company’s Esports properties.

The Company recognizes event revenue related to the use of the WPT brand by partner casinos at the time of the WPT-branded event. Event revenues from naming rights of the Company’s Esports Arena are recognized on a straight-line basis over the contractual term of the naming rights agreement. Event revenues from sponsorship arrangements for Allied Esports events are recognized on a straight-line basis over the duration of the event, usually three to four days. Ticket revenue is recognized at the completion of an event. Point of sale revenues, such as food and, beverage, gaming and merchandising revenues, are recognized when control of the related goods are transferred to the customer. The Company records deferred revenue to the extent that payment has been received for services that have yet to be performed.

In-person revenue consisted of the following for the years ended December 31, 2018 and 2017:

	December 31,
	2018	2017
Event revenue	$5,802,399	$4,440,282
Food and beverage revenue	814,247	–
Ticket and gaming revenue	1,621,721	–
Merchandising revenue	167,194	–
Other revenues	25,794	–
Total in-person revenue	$8,431,355	$4,440,282

Stock-Based Compensation

The Company measures the cost of services received in exchange for an award of equity instruments based on the fair value of the award. For employees, the fair value of the award is measured on the grant date and for non-employees, the fair value of the award is generally re-measured on vesting dates and interim financial reporting dates until the service period is complete. The fair value amount is then recognized over the period during which services are required to be provided in exchange for the award, usually the vesting period. The Parent estimates the fair value of the awards granted to its employees and service-providers using a binomial options pricing model based on the market value of the Parent’s freely tradable common stock (listed on the Stock Exchange of Hong Kong), for awards that have been granted by the Parent, with compensation expense recorded by the Company.

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Notes to Combined Financial Statements

Advertising Costs

Advertising costs are charged to operations in the year incurred and totaled approximately $1,240,000 and $1,352,000 for the years ended December 31, 2018 and 2017, respectively.

Foreign Currency Translation

The Company’s reporting currency is the United States Dollar. The functional currencies of the Company’s operating subsidiaries are their local currencies (United States Dollar and Euro). Euro-denominated assets and liabilities are translated into the United States Dollar at the balance sheet date (1.1444 and 1.2002 at December 31, 2018 and 2017, respectively), and revenue and expense accounts are translated at a weighted average exchange rate for the years then ended (1.1809 and 1.1304 for the years ended December 31, 2018 and 2017, respectively). Resulting translation adjustments are made directly to accumulated other comprehensive (loss) income. Losses of $198,513 and $6,029 arising from exchange rate fluctuations on transactions denominated in a currency other than the reporting currency for the years ended December 31, 2018 and 2017, respectively, are recognized in operating results in the combined statements of operations. The Company engages in foreign currency denominated transactions with customers and suppliers, as well as between subsidiaries with different functional currencies.

Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued. Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the combined financial statements, except as disclosed.

Segment Reporting

Reportable segments are components of an enterprise about which separate financial information is available for evaluation by the chief operating decision maker in making decisions about how to allocate resources and assess performance. The chief operating decision maker of WPT is WPT’s Vice President of Finance and the chief operating decision maker of Allied Esports is Allied Esports’ Chief Executive Officer and Chief Financial Officer. Separate discrete financial information for each of WPT and Allied Esports are reviewed separately by different chief operating decision makers, and the operations of each of WPT and Allied Esports are managed separately. As such, the operations of WPT (principally poker gaming and entertainment) and Allied Esports (principally video game events and competitions) are reported as separate operating segments of the Company. See Note 10 – Segment.

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Notes to Combined Financial Statements

Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606),” (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC 605 - Revenue Recognition (“ASC 605”) and most industry-specific guidance throughout ASC 605. The FASB has issued numerous updates that provide clarification on a number of specific issues as well as requiring additional disclosures. The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than required under existing U.S. GAAP including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. The guidance also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The guidance may be adopted through either retrospective application to all periods presented in the financial statements (full retrospective approach) or through a cumulative effect adjustment to retained earnings at the effective date (modified retrospective approach). The guidance was revised in July 2015 to be effective for private companies and emerging growth public companies for annual and interim periods beginning on or after December 15, 2018. Except for certain contracts related to the Company’s distribution and event revenue streams, the Company has completed its ASC 606 analysis and, to date, has not identified any material differences in revenue recognition policies that would have a material impact on its combined financial statements.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842)” (“ASU 2016-02”). ASU 2016-02 requires an entity to recognize assets and liabilities arising from a lease for both financing and operating leases. ASU 2016-02 will also require new qualitative and quantitative disclosures to help investors and other financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for private companies and emerging growth public companies for fiscal years beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating ASU 2016-02 and its impact on its combined financial statements.

In March 2016, the FASB issued ASU No. 2016-09, “Compensation – Stock Compensation (Topic 718)” (“ASU 2016-09”). ASU 2016-09 requires an entity to simplify several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for private companies and emerging growth public companies for fiscal years beginning after December 15, 2017, with early adoption permitted. The Company adopted this guidance effective January 1, 2018, and the standard did not have a material impact on the Company’s combined financial statements and related disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230) Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). The new standard will make eight targeted changes to how cash receipts and cash payments are presented and classified in the statement of cash flows. The new standard for private companies and emerging growth public companies is effective for fiscal years beginning after December 15, 2018. The Company will require adoption on a retrospective basis unless it is impracticable to apply, in which case the Company would be required to apply the amendments prospectively as of the earliest date practicable. The adoption of ASU 2016-15 is not expected to have a material impact on the Company’s combined financial statements or disclosures.

In November 2016, the FASB issued ASU 2016-18, “Restricted Cash.” This guidance standardizes the presentation of changes to restricted cash on the statement of cash flows by requiring that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amount generally described as restricted cash or restricted cash equivalents. The provisions of this standard are effective for annual reporting periods, and interim reporting periods contained therein, beginning after December 15, 2017, and early adoption is permitted. The Company adopted this guidance effective January 1, 2018 and applied it retrospectively. The adoption of ASU 2016-18 had a material impact to the combined statements of cash flows, as the Company had $8,020,909 in restricted cash at December 31. 2017.

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Notes to Combined Financial Statements

In May 2017, the FASB issued ASU No. 2017-09, Compensation — Stock Compensation (Topic 718); Scope of Modification Accounting. The amendments in this ASU provide guidance that clarifies when changes to the terms or conditions of a share-based payment award must be accounted for as modifications. If the value, vesting conditions or classification of the award changes, modification accounting will apply. The guidance is effective for private companies and emerging growth public companies’ fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company adopted this guidance effective January 1, 2018, and the standard did not have a material impact on the Company’s combined financial statements and related disclosures.

In June 2018, the FASB issued ASU No. 2018-07, Compensation — Stock Compensation (Topic 718) - Improvements to Nonemployee Share-Based Payment Accounting, which simplifies accounting for share-based payment transactions resulting for acquiring goods and services from nonemployees. ASU 2018-07 is effective for private companies and emerging growth public companies’ fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. The Company is currently evaluating ASU 2018-07 and its impact on its combined financial statements or disclosures.

In July 2018, the FASB issued ASU No. 2018-10, “Codification Improvements to Topic 842, Leases” (“ASU 2018-10”). The amendments in ASU 2018-10 provide additional clarification and implementation guidance on certain aspects of the previously issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”) and have the same effective and transition requirements as ASU 2016-02. Upon the effective date, ASU 2018-10 will supersede the current lease guidance in ASC Topic 840, Leases. Under the new guidance, lessees will be required to recognize for all leases, with the exception of short-term leases, a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis. Concurrently, lessees will be required to recognize a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. ASU 2018-10 is effective for private companies and emerging growth public companies for interim and annual reporting periods beginning after December 15, 2019, with early adoption permitted. The guidance is required to be applied using a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative periods presented in the financial statements. The Company is currently assessing the impact this guidance will have on its combined financial statements.

In July 2018, the FASB issued ASU No. 2018-09, “Codification Improvements” (“ASU 2018-09”). These amendments provide clarifications and corrections to certain ASC subtopics including the following: Income Statement - Reporting Comprehensive Income – Overall (Topic 220-10), Debt - Modifications and Extinguishments (Topic 470-50), Distinguishing Liabilities from Equity – Overall (Topic 480-10), Compensation - Stock Compensation - Income Taxes (Topic 718-740), Business Combinations - Income Taxes (Topic 805-740), Derivatives and Hedging – Overall (Topic 815-10), and Fair Value Measurement – Overall (Topic 820-10). The majority of the amendments in ASU 2018-09 will be effective in annual periods beginning after December 15, 2019. The Company is currently evaluating and assessing the impact this guidance will have on its combined financial statements.

In July 2018, the FASB issued ASU No. 2018-11, “Leases (Topic 842): Targeted Improvements,” (“ASU 2018-11”). The amendments in ASU 2018-11 related to transition relief on comparative reporting at adoption affect all entities with lease contracts that choose the additional transition method and separating components of a contract affect only lessors whose lease contracts qualify for the practical expedient. The amendments in ASU 2018-11 are effective for private companies and emerging growth public companies for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Company is currently assessing the impact this guidance will have on its combined financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments in ASU 2018-13 modify the disclosure requirements associated with fair value measurements based on the concepts in the Concepts Statement, including the consideration of costs and benefits. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and the narrative description of measurement uncertainty should be applied prospectively for only the most recent interim or annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. The amendments are effective for all entities for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The Company is currently evaluating ASU 2018-13 and its impact on its combined financial statements.

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Notes to Combined Financial Statements

Note 4 – Business Combination

In January 2018, the Parent sold its 18.2% ownership interest in Esports Arena, LLC ("ESA"), to Allied Esports. Simultaneously, Allied Esports paid cash of $1,337,454 to purchase an additional 64.2% interest in ESA, such that Allied Esports owned an aggregate 82.4% controlling interest in Esports Arena. The acquisition was considered a business combination as the assets and the intangible assets acquired represent an integrated set of inputs and processes.

Allied Esports recognized goodwill of $4,337,660, arising from the acquisition, which is due mainly to the strategic nature of the Esports Arena acquisition. The goodwill acquired is expected to be deductible for income tax purposes.

The following table summarizes the fair value of the assets acquired and the liabilities recognized at the acquisition date:

Assets acquired:
Cash	$10,353
Property, plant and equipment	1,975,864
Customer list	940,000
Trade names	140,000
Goodwill	4,337,660
Other intangibles	22,300
Total assets acquired	7,426,177

Liabilities assumed
Affiliate advances	(3,013,706)
Accounts payable	(241,716)
Debt	(120,447)
Total liabilities assumed	(3,375,869)

Non-controlling interests	(712,854)

$3,337,454

Allied Esports identified the following intangible assets that meet the criteria for separate recognition apart from the goodwill for financial reporting purposes:

•	Customer list in the amount of $940,000, which represents the important relationships with its customers who purchased sponsorships, merchandise, gaming services and rented the facilities, and,

•	Trade names in the aggregate amount of $140,000, which includes Esports Arena names, trademarks, and related domain names, which have recognition in the industry.

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Notes to Combined Financial Statements

Contribution Agreement

In January 2018, Allied Esports entered into a contribution agreement with ESA (the "Contribution Agreement"), whereby Allied Esports committed to contribute $40 million to ESA for the acquisition, construction and development of up to 12 new arenas through January 31, 2020 (“Funding”).

Pursuant to the terms of the Contribution Agreement, in the event that Allied Esports failed to contribute the minimum funding commitments noted above, Allied Esports would be required to convey a portion of its membership interests in ESA to the minority investors of ESA. Effective August 1, 2018, Allied Esports entered into an amendment to the agreement with the non-controlling interest members of ESA (who are not related parties to Allied Esports) to reduce Allied Esports's ongoing contribution requirements, and accordingly, conveyed a majority of its membership interests in ESA to the minority investors, and only retained a 25% non-voting interest in ESA. Additionally, as part of the amendment, Allied Esports reduced its funding commitment to $1,803,126. As of August 1, 2018, Allied Esports derecognized the assets, liabilities and equity of ESA since Allied Esports no longer had a controlling interest in ESA. See Note 5 – Investment for additional details. The deconsolidation of ESA is not considered a discontinued operation, because deconsolidation of ESA does not meet the criteria for discontinued operations under ASC 205-20 “Presentation of Financial Statements, Discontinued Operations”.

Note 5 – Investment

As of December 31, 2018, the Company owns a 25% non-voting membership interest in ESA and its wholly-owned subsidiary. See Note 4 – Business Combination and Contribution Agreement. The investment is accounted for as a cost method investment, since the Company does not have the ability to exercise significant influence over the operating and financial policies of ESA.

Management estimated the fair value of ESA with the assistance of a third-party valuation advisor who weighted the estimated fair values determined using the asset approach and the market approach.  The income approach wasn’t utilized due to the uncertainty associated with any financial projections that could have been prepared.  Under the asset approach, management assessed the fair value of the assets and liabilities using the ESA balance sheets as of each valuation date.  Under the market approach, management assessed the fair value of ESA by applying the observed market multiples for a group of comparable public companies, include revenue multiples of 3.7-4.5x and book value multiples of 0.6-1.3x, depending on the valuation date. Management wrote down the carrying value of the investment in ESA to its estimated fair value, recording an aggregate 2018 impairment charge of $9,683,158, which consisted of a $7,438,324 impairment loss at deconsolidation and an additional subsequent impairment loss of $2,244,834.

Note 6 – Property and Equipment, net

Property and equipment consist of the following:

	As of
	December 31,
	2018	2017
Software	$3,551,214	$3,771,509
Equipment	1,172,882	1,158,650
Computer equipment	2,616,510	2,206,391
Esports gaming truck	1,128,905	771,279
Furniture and fixtures	877,472	292,374
Production equipment	7,487,752	–
Leasehold improvements	12,903,762	281,753
	29,738,497	8,481,956
Less: accumulated depreciation and amortization	(8,718,400)	(4,970,620)
Subtotal	21,020,097	3,511,336
Construction-in-progress	–	5,269,155
Property and equipment, net	$21,020,097	$8,780,491

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Notes to Combined Financial Statements

During the years ended December 31, 2018 and 2017, depreciation and amortization expense amounted to $3,867,102 and $1,111,936 respectively. During the years ended December 31, 2018 and 2017, the Company disposed of an aggregate of $67,784 and $335,694 of fully depreciated property and equipment, respectively.

Construction in progress consists of the following:

	As of
	December 31,
	2018	2017
Esports arena in Las Vegas, Nevada
Leasehold improvements	$–	$2,630,809
Computer equipment	–	2,012,470
Furniture and fixtures	–	263,248
Software	–	5,000
Total Esports arena in Las Vegas, Nevada	–	4,911,527
Gaming truck	–	357,628
Total construction-in-progress	$–	$5,269,155

In preparation for hosting Esports events, Allied Esports committed to repurpose leased space in the Luxor Hotel (the "Lessor") in Las Vegas into an Esports gaming arena, which opened in March 2018. As part of the lease agreement with the Lessor, Allied Esports deposited $9,000,000 with a third-party escrow company. The deposit was held for the sole purpose of constructing the leasehold improvements and withdrawals require approval from a third-party quality control engineer approved by the Lessor. At December 31, 2018 and 2017, $-0- and $8,020,909, respectively remained in the escrow account.

As of December 31, 2017, Allied Esports was in the process of developing a mobile gaming truck to allow the Company to host videogaming events and create content generation hubs throughout the United States. The mobile gaming truck was completed and placed into service during 2018.

Note 7 – Intangible Assets, net

Intangible assets consist of the following:

	Indefinite-Lived Trade Names	Trademarks	Customer Relationships	Intellectual Property	Accumulated Amortization	Total
Balance as of January 1, 2017	1,000,000	24,882,577	3,457,724	–	(6,229,824)	23,110,477
Purchases of intangibles	–	–	–	262,092	–	262,092
Amortization expense	–	–	–	–	(3,095,007)	(3,095,007)
Balance as of December 31, 2017	1,000,000	24,882,577	3,457,724	262,092	(9,324,831)	20,277,562
Purchases of intangibles	–	31,739	–	6,820	–	38,559
Amortization expense	–	–	–	–	(2,844,296)	(2,844,296)
Impairment of intellectual property	–	–	–	(236,833)	–	(236,833)
Balance as of December 31, 2018	$1,000,000	$24,914,316	$3,457,724	$32,079	$(12,169,127)	$17,234,992

Weighted average remaining amortization period at December 31, 2018 (in years)	n/a	6.5	n/a	9.3

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Notes to Combined Financial Statements

Amortization of intangible assets consists of the following:

	Indefinite-Lived Trade Names	Trademarks	Customer Relationships	Intellectual Property	Accumulated Amortization
Balance as of January 1, 2017	$–	$3,720,649	$2,509,175	$–	$6,229,824
Amortization expense	–	2,494,174	600,833	–	3,095,007
Balance as of December 31, 2017	–	6,214,823	3,110,008	–	9,324,831

Amortization expense	–	2,494,174	347,716	2,406	2,844,296
Balance as of December 31, 2018	$–	$8,708,997	$3,457,724	$2,406	$12,169,127

As of December 31, 2018, management determined that the projected cash flows from certain intellectual property would not be sufficient to recover the carrying value of those assets. Accordingly, the Company recorded an impairment charge of $236,833 which is included in operating costs and expenses on the accompanying combined statements of operations. As of December 31, 2018, trademarks in the aggregate amount of $133,853 have not yet been placed in service and therefore the Company has not recognized any amortization expense relating to these intangibles for the periods presented. These intangible assets will be amortized on a straight-line basis over the shorter of their license periods or estimated useful lives ranging from two to ten years.

Estimated future amortization expense is as follows:

Years Ending December 31,

2019	$2,497,382
2020	2,497,382
2021	2,497,382
2022	2,497,382
2023	2,497,382
Thereafter	3,748,082
$16,234,992

Note 8 – Deferred Production Costs

Deferred production costs consist of the following:

	As of
	December 31,
	2018	2017
Deferred production costs	$23,604,111	$17,905,111
Less: accumulated amortization	(14,545,267)	(12,886,232)
Deferred production costs, net	$9,058,844	$5,018,879

Weighted average remaining amortization period at December 31, 2018 (in years)	4.02

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Notes to Combined Financial Statements

During the years ended December 31, 2018 and 2017, production costs of $1,663,835 and $3,707,590, respectively, were expensed and are reflected in multiplatform costs in the combined statements of operations. In addition, the Company recorded impairment of capitalized production costs of $768,459 and $0 during the years ended December 31, 2018 and 2017, respectively.

Note 9 – Line of Credit

In May 2018, Allied Esports entered into a $5,000,000 line of credit with a bank, bearing interest of 2.650% per annum with monthly payments of interest only. The line of credit is secured by a $5,000,000 certificate of deposit provided by Parent as collateral. All outstanding principal and accrued interest are due at maturity in May 2019. In October 2018, the $5,000,000 line of credit was repaid by the Parent using its collateralized certificate of deposit. As a result, Allied Esports owed $5,000,000 to the Parent as of December 31, 2018. There is no stated interest rate or repayment terms related to this liability. See Note 11 – Related Parties – Due to Parent for additional details. During 2018, the Company incurred $55,178 of interest expense related to this line of credit.

Note 10 – Segment Data

Each of the Company’s business segments offer different, but synergistic products and services and are managed separately, by different chief operating decision makers.

The Company’s business consists of two reportable segments:

•	Poker gaming and entertainment, provided through WPT, including televised gaming and entertainment, land-based poker tournaments, online and mobile poker applications.

•	Esports, provided through Allied Esports, including multiplayer video game competitions.

The following tables present segment information for each of the last two years:

	For the year ended December 31, 2018			For the year ended December 31, 2017
	Gaming & Entertainment	Esports	TOTAL	Gaming & Entertainment	Esports	TOTAL

Revenues	$16,326,923	$4,276,332	$20,603,255	$13,575,239	$97,767	$13,673,006

Revenues from Foreign Operations	$2,499,058	$384,433	$2,883,491	$2,199,058	$97,663	$2,296,721

Loss from Operations	$(2,116,272)	$(26,714,191)	$(28,830,463)	$(13,512,157)	$(4,028,675)	$(17,540,832)

Depreciation and Amortization	$4,003,937	$2,707,461	$6,711,398	$4,070,283	$136,660	$4,206,943

Interest Expense, net	$–	$(2,117,438)	$(2,117,438)	$(49)	$(540,321)	$(540,370)

Capital Expenditures	$735,031	$16,409,366	$17,144,397	$1,473,437	$6,202,188	$7,675,625

Total Assets	$37,315,493	$27,931,444	$65,246,937	$32,978,709	$20,375,934	$53,354,643

Total Property and Equipment, net	$711,863	$20,308,234	$21,020,097	$2,128,635	$6,651,856	$8,780,491

Total Property and Equipment, net in Foreign Countries	$–	$442,925	$442,925	$2,573	$611,809	$614,382

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Notes to Combined Financial Statements

One customer of the Gaming and Entertainment segment accounted for 18% of its segment revenues and 15% of total Company revenues for the year ended December 31, 2018.

During the years ended December 31, 2018 and 2017, 9% and 100% of the Esports segment revenues, respectively, were from foreign sources, and 15% and 16%, of the Gaming and Entertainment revenues, respectively, were from foreign sources.

Note 11 – Related Parties

Notes Payable to Parent

The Company has promissory notes payable to Parent. Borrowings on the notes are unsecured and bear interest at 6% per annum. The notes mature on December 31, 2021. As of December 31, 2017, the Company owed principal and interest under the Notes Payable to Parent of $23,375,380 and $550,133, respectively. From January – October 2018, Notes Payable to Parent increased by $13,997,142 of which $8,357,057 represented cash proceeds and $5,610,085 represented non-cash. During November and December 2018, as part of a corporate restructuring, the Parent converted $37,372,522 of the outstanding notes payable to Parent to Parent’s Net Investment. In addition, in connection with the restructuring, accrued interest in the amount of $2,150,487 was forgiven by the Parent, and was recorded as a contribution to capital.

Due to Parent

As of December 31, 2018 and 2017, due to Parent consisted of payments of certain operating expenses, investing activities and financing activities made on behalf of the Company by the Parent. There is no stated interest rate or definitive repayment terms related to this liability.

In May 2018, Allied Esports entered into a $5,000,000 line of credit with a bank, bearing interest of 2.650% per annum with monthly payments of interest only. The line of credit was secured by a $5,000,000 certificate of deposit held by Parent as collateral. All outstanding principal and accrued interest were due at maturity in May 2019. In October 2018, the $5,000,000 line of credit was repaid using the collateralized certificate of deposit. As a result, Allied Esports owed $5,000,000 to Parent, which is included in the amount Due to Parent as of December 31, 2018. There is no stated interest rate or defined repayment terms related to this liability.

During the year ended December 31, 2018, Allied Esports received net aggregate advances of $16,800,000 from the Parent. During the years ended December 31, 2018 and 2017, WPT received advances from the Parent net of repayments, totaling approximately $6,112,000 and $9,148,000, respectively. These advances from the Parent were partially funded from the bridge financing described below. There are no stated interest rates or defined repayment terms related to these advances. The weighted average balance of advances owed to the Parent during the years ended December 31, 2018 and 2017 was $21,965,152 and $6,426,526, respectively. Advances during the years ended December 31, 2018 and 2017 consisted of the following:

	For the Years Ended
	December 31,
	2018	2017
Advances for working capital needs	$22,912,205	$8,123,017
Due to Parent for purchase of Deepstacks	–	500,000
Due to Parent for purchase of property and equipment	–	525,582
	$22,912,205	$9,148,599

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Notes to Combined Financial Statements

Bridge Financing

On October 11, 2018, the Parent issued a series of secured convertible promissory notes (the “Notes”) whereby investors provided Parent with $10 million to be used for the operations of the Company. The Notes are due and payable on the first to occur of (i) the one-year anniversary of the issuance date, or (ii) upon conversion of the Notes into equity as part of the Merger. As security for purchasing the Notes, the investors received a security interest in Allied Esports’ assets (second to any liens held by the landlord of the Las Vegas arena for property located in that arena), as well as a pledge of the equity of all of the entities comprising WPT. The liens and pledge described above only apply during the period of time that the investors are note holders.

Restructuring

In November and December 2018, the Company underwent a corporate entity restructuring for the purpose preparing the Company for the Merger. As part of the restructuring, AEEI, a new holding entity, was formed and AEII became a wholly-owned subsidiary of AEEI. The plan is for WPT to also become a wholly-owned subsidiary of AEEI prior to the closing of the Merger. The restructuring resulted in a $42,505,325 increase in Parent’s net investment consisting of notes payable, accrued interest and other related liabilities.

Stock Options

In 2015, the Parent issued options to purchase common stock of the Parent to certain employees and a consultant of WPT. Accordingly, during the years ended December 31, 2018 and 2017, the Company recorded ($766,417) and $483,371, respectively, of stock-based compensation which is reflected in general and administrative expenses in the combined statements of operations. As of December 31, 2018, there was $5,877 of unamortized stock-based compensation expense which will be recognized over a remaining period of 0.5 years.

Profit Participation Plan

In January 2018, certain employees of WPT entered into profit participation agreements pursuant to which the employees, commencing with the calendar year 2018, were entitled to an annual payment equal to a range of 1% to 4% of the net profits of the Company during such calendar year. Upon an occurrence of a change in control of WPT, the employees would be entitled to: (i) a payment equal to a range of 1% to 4% of the net profits of the Company through the fiscal quarter end prior to the closing of such change in control; and (ii) a payment equal to a range of 0.5% to 4% of the value of outstanding shares of WPT, pursuant to the profit participation agreement. In connection with the profit participation agreement, the participating employees forfeited the unvested portion of their options to purchase the Parent’s common stock. The Company recognized expense of $70,000 related to the Profit Participation Plan during the year ended December 31, 2018.

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Notes to Combined Financial Statements

Share Purchase Agreements

On November 5, 2018, Allied Esports Media Inc. sold 1,199,191 shares of restricted common stock, representing an aggregate 12.16% ownership interest, to certain employees and stakeholders of the Company, for consideration of $0.001 per share. A December 17, 2018 Letter Agreement between the parties clarifies that if the Merger fails to close before July 1, 2019, upon the request of Allied Esports Media, Inc. or Allied Esports International, Inc., the common stock will be forfeited and it will be replaced with an equivalent number of options to purchase the equity of Allied Esports International, Inc., but the remaining option terms, including the exercise price, have not been specified. Accordingly, the option doesn’t currently meet the accounting definition of a grant. The Company has determined that it cannot consider the closing of the Merger to be probable as of December 31, 2018. Accordingly, the Company has not recognized any stock-based compensation during 2018. The excess of the grant date fair value of the common stock as compared to the purchase price will eventually be recorded as stock-based compensation, if the merger closes on a timely basis. Management, with the assistance of a third-party valuator, estimated the grant date fair value on November 5, 2018 (prior to combination with World Poker Tour and prior to the conversion of notes payable to Parent to Parent’s Net Investment) to be $0.33 per share by weighting the estimated values derived under the asset approach, the market approach and by reference to the letter of intent terms for the Merger.

Note 12 – Income Taxes

The Company and its subsidiaries file tax returns in the United States (federal and California), Gibraltar, Ireland and Germany.

In December 2017, the U.S. Congress enacted The Tax Cuts and Jobs Act (the “Act”). The primary provisions of the Act impacting the Company is the reduction to the U.S. corporate income tax rate from 35% to 21%, eliminating certain deductions, and imposing a mandatory one-time transition tax on accumulated earnings of foreign subsidiaries. The change in tax law required the Company to remeasure existing net deferred tax assets using the lower rate in the period of enactment resulting in an income tax expense of approximately $5,300,000 which is fully offset by a corresponding tax benefit of $5,300,000 which related to the corresponding reduction in the valuation allowance for the year ended December 31, 2017. There were no specific impacts of Tax Reform that could not be reasonably estimated which the Company accounted for under prior tax law.

The U.S. and foreign components of income (loss) before income taxes were as follows:

	For the Years Ended
	December 31,
	2018	2017

United States	$(28,118,382)	$(14,890,677)
Foreign	(2,901,343)	(3,196,554)
Loss before income taxes	$(31,019,725)	$(18,087,231)

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WORLD POKER TOUR AND ALLIED ESPORTS

Notes to Combined Financial Statements

The income tax provision (benefit) for the years ended December 31, 2018 and 2017 consist of the following:

	For the Years Ended
	December 31,
	2018	2017
Federal
Current	$–	$–
Deferred	(4,840,852)	847,315
State and local:
Current	–	–
Deferred	346,679	(1,290,314)
Foreign
Current	–	–
Deferred	(187,853)	(160,764)
	(4,682,026)	(603,763)
Change in valuation allowance	4,682,026	603,763
Income tax provision (benefit)	$–	$–

The reconciliation of the expected tax expense (benefit) based on the U.S. federal statutory rates for 2018 and 2017, respectively, with the actual expense is as follows:

	For the Years Ended
	December 31,
	2018		2017
U.S. federal statutory rate	(21.0%	)	(34.0%	)
State taxes, net of federal benefit	(2.0%	)	(6.0%	)
Permanent differences	3.8%		1.4%
Statutory rate differential - domestic. vs. foreign	1.8%		6.2%
Changes in tax rates	2.9%		29.2%
Other	(0.6%	)	(0.1%	)
Change in valuation allowance	15.1%		3.3%
Income tax provision (benefit)	0.0%		0.0%

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Notes to Combined Financial Statements

The tax effects of temporary differences that give rise to deferred tax assets are presented below:

	For the Years Ended
	December 31,
	2018	2017
Deferred Tax Assets:
Net operating loss carryforwards	$13,521,964	$7,465,367
Production costs	2,056,726	3,512,147
Investment	2,183,396	–
Stock-based compensation	40,516	540,277
Capitalized start-up costs	411,842	517,932
Property and equipment	–	123,241
Accruals and other	398,310	343,689
Gross deferred tax assets	18,612,754	12,502,653
Property and equipment	(1,428,075)	–
Net deferred tax assets	17,184,679	12,502,653
Valuation allowance	(17,184,679)	(12,502,653)
Deferred tax assets, net of valuation allowance	$–	$–

As of December 31, 2018, the Company had approximately $51,000,000, $33,500,000 and $3,500,000 of federal, state and foreign net operating loss (“NOL”) carryforwards available to offset against future taxable income. Of the federal NOLS, $25,900,000 may be carried forward for twenty years and begin to expire in 2035, while $25,100,000 have no expiration. The federal and state NOL carryovers are subject to annual limitations under Section 382 of the U.S. Internal Revenue Code when there is a greater than 50% ownership change, as determined under the regulations. There was a change of control on or about June 2015 and the Company has determined that, approximately $34,000,000 of federal and state NOLs will expire unused and are not included in the available NOLs stated above. Therefore, we reduced the related deferred tax asset for these NOL carryovers by approximately $13,600,000 from June 2015 forward. To date, no additional annual limitations have been triggered, but the Company remains subject to the possibility that a future greater than 50% ownership change could trigger annual limitations on the usage of NOLs.

The Company assesses the likelihood that deferred tax assets will be realized. ASC 740, “Income Taxes” requires that a valuation allowance be established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be realized. A review of all available positive and negative evidence needs to be considered, including the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies. After consideration of all the information available, management believes that uncertainty exists with respect to future realization of its deferred tax assets and has, therefore, established a full valuation allowance as of December 31, 2018 and 2017. For the years ended December 31, 2018 and 2017, the increase in the valuation allowance was $4,682,026 and $603,763, respectively.

The Company’s tax returns remain subject to examination by various taxing authorities beginning with the tax year ended December 31, 2015. No tax audits were commenced or were in process during the years ended December 31, 2018 and 2017.

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Notes to Combined Financial Statements

Note 13 – Commitments and Contingencies

Operating Leases

Effective on March 23, 2017, Allied Esports entered into a non-cancellable operating lease for 30,000 square feet of event space in Las Vegas, Nevada, for the purpose of hosting Esports activities (the “Las Vegas Lease”). As part of the Las Vegas Lease, Allied Esports committed to build leasehold improvements to repurpose the space for Esports events prior to March 23, 2018, the day the Arena opened to the public (the “Commencement Date”). Initial lease terms are for minimum monthly payments of $125,000 for 60 months with an option to extend for an additional 60 months at $137,500 per month. Additional annual tenant obligations are estimated at $2 per square foot for Allied Esports’ portion of real estate taxes and $5 per square foot for common area maintenance costs. Lease payments are scheduled to start at the Commencement Date. The aggregate base rent payable over the lease term will be recognized on a straight-line basis.

The Las Vegas Lease also provides for Allied Esports to pay to the lessor an amount equal to 7% of Allied Esports gross sales from the Las Vegas arena, as defined, ("Percentage Rent") to the extent that the Percentage Rent exceeds the minimum annual rent commitment. The Percentage rent shall not exceed $3,000,000 per lease year and is to be paid in monthly installments.

The Company recognized lease expense related to the Las Vegas Lease amounted to $1,250,000 and $968,750 for years ended December 31, 2018 and 2017, respectively, which is included in in-person costs on the accompanying statement of operations.

WPT entered into a non-cancellable operating lease in 2004 for 8,519 square feet of space located in Los Angeles, California (the “LA Lease”) with respect to its operations. The LA Lease calls for an annual base rental during the term ranging between $393,578 and $442,975 and expires in January 2021, with an option to extend for an additional 60 months at the market rate, as defined. The aggregate base rent payable over the lease term will be recognized on a straight-line basis. Rent expense in connection with the LA Lease is capitalized as deferred production costs as incurred (see Note 8 - Deferred Production Costs).

ELC Gaming maintains an office space under a non-cancellable operating lease in Germany that expires in December 2019 with an option to extend for three years (the “Germany Lease”). Lease payments are approximately $7,100 per month.

WPT entered into a non-cancellable operating lease in 2011 for 11,156 square feet of space located in Irvine, California (the “Irvine Lease”) with respect to its operations. The Irvine Lease calls for minimum monthly payments ranging between $25,101 and $29,563 during the rental term and expires in April 2019 with an option to extend for an additional 60 months at the market rate, as defined. The aggregate base rent payable over the lease term is recognized on a straight-line basis. The lease was not renewed and WPT plans to move its headquarters to a temporary location while construction is completed on a new lease that the Company entered on March 29, 2019 (see Note 14 – Subsequent Events).

The Company’s aggregate rent expense related to the Germany Lease and the Irvine Lease amounted to $432,707 and $400,224 for the years ended December 31, 2018 and 2017, respectively, and is reflected in general and administrative expenses in the combined statements of operations.

The scheduled future minimum lease payments under the Company’s leases are as follows:

Year Ending December 31,

2019	2,163,160
2020	1,941,900
2021	1,536,915
2022	1,500,000
2023	337,500
$7,479,475

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WORLD POKER TOUR AND ALLIED ESPORTS

Notes to Combined Financial Statements

Executive Engagement Agreement

In January 2018, the Parent amended an employment agreement between the Parent and the Chief Executive Officer of WPT (the “WPT CEO”), such that WPT guarantees any unpaid compensation obligations earned through June 2019, including payments to the WPT CEO upon the closing of the Merger, as described below.

Payments to WPT CEO

Pursuant to the employment agreement of the WPT CEO, both personally and through his consulting company, upon the closing of the Merger, the WPT CEO will be entitled to receive payments equal to (i) 2% of the sale of WPT up to $45 million, and 1% of the sale of WPT over $45 million; (ii) 2.5% of the shares and cash received by Parent in the Merger; and (iii) a payment of $1.5 million for reaching certain profitability goals of WPT, as described above, which are an obligation of the Parent.

Litigations, Claims, and Assessments

The Company is involved in various disputes, claims, liens and litigation matters arising out of the normal course of business. While the outcome of these disputes, claims, liens and litigation matters cannot be predicted with certainty, after consulting with legal counsel, management does not believe that the outcome of these matters will have a material adverse effect on the Company's combined financial position, results of operations or cash flows.

Note 14 – Subsequent Events

Lease Agreement

On March 29, 2019, WPT entered into an operating lease for approximately 25,000 square feet of space located in Irvine, California (the “New Irvine Lease”) with respect to its operations. The lease term is 167 months and monthly base rent under the New Irvine lease begins at $65,134 and increases to $95,652 over the term of the lease. The lease is guaranteed by the Parent. WPT has a one-time option of reducing the size of the leased premises to 10,000 square feet on or before June 15, 2019. In the event of such reduction, the parties have agreed to amend the lease agreement, along with the base rent and other costs payable by WPT, based upon the reduced square footage.

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Annex A

AGREEMENT AND PLAN OF REORGANIZATION

BY AND AMONG

BLACK RIDGE ACQUISITION CORP.,

BLACK RIDGE MERGER SUB, CORP.,

ALLIED ESPORTS ENTERTAINMENT, INC.,

NOBLE LINK GLOBAL LIMITED,

OURGAME INTERNATIONAL HOLDINGS LTD.,

AND

PRIMO VITAL LTD.

DATED AS OF DECEMBER 19, 2018

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AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is made and entered into as of December 19, 2018, by and among Black Ridge Acquisition Corp., a Delaware corporation (“Parent”), Black Ridge Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Allied Esports Entertainment, Inc., a Delaware corporation (“Company”), Noble Link Global Limited, a British Virgin Islands exempted company (“Noble”), Ourgame International Holdings Ltd., a Cayman Islands corporation (“Ourgame”), and Primo Vital Ltd., a British Virgin Islands exempted company and wholly owned subsidiary of Ourgame (“Primo”), which will be the holder of a majority of the outstanding capital stock of the Company immediately prior to the Transaction Effective Time (as defined below). The term “Agreement” as used herein refers to this Agreement and Plan of Reorganization, as the same may be amended from time to time, and all schedules hereto (including the Company Schedule, Noble Schedule, and the Parent Schedule, as defined in the preambles to Articles II, III, and IV hereof, respectively). Defined terms used in this Agreement are listed alphabetically in Section 10.1, together with the section and, if applicable, subsection in which the definition of each such term is located.

RECITALS

A.         Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law and the British Virgin Islands Business Companies Act 2004, as amended (collectively, the “Corporate Law”), the Parties intend to enter into a business combination transaction by which (i) Noble will merge with and into the Company (the “Redomestication Merger”) with the Company being the surviving entity of such merger, and (ii) immediately after the consummation of the Redomestication Merger, Merger Sub will merge with and into the Company with the Company being the surviving entity of such merger (the “Transaction Merger” and together with the Redomestication Merger, the “Mergers”) and a direct wholly owned subsidiary of Parent (“Surviving Company”), and the holders (the “Shareholders”) of the common stock of the Company (the “Company Common Stock”) immediately prior to the effective time of the Mergers will be entitled to receive shares of the common stock of Parent, $0.0001 par value per share (“Parent Common Stock”), and five-year warrants to purchase Parent Common Stock at a price per share of $11.50 (“Parent Warrants”), as provided by this Agreement.

B.         The boards of directors of each of Parent, Merger Sub, Noble, and the Company have determined that the Mergers, taken together, are fair to, and in the best interests of, their respective companies and their respective stockholders.

NOW, THEREFORE, in consideration of the covenants, premises, and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

THE MERGERS

1.1         The Mergers.

(a)         At the Redomestication Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Corporate Law, Noble will merge with and into the Company, the separate existence of Noble will cease, and the Company will continue as the surviving entity of the Redomestication Merger. At the Redomestication Effective Time, the effect of the Redomestication Merger shall be as provided in this Agreement, the Plan of Merger between the Company and Noble, the Redomestication Merger Certificate, and the applicable provisions of the Corporate Law. Without limiting the generality of the foregoing, and subject thereto, at the Redomestication Effective Time, all the property, rights, privileges, powers, and franchises of Noble shall vest in the Company, and all debts, liabilities, and duties of Noble shall become the debts, liabilities, and duties of the Company, and each Noble Ordinary Share shall be cancelled.

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(b)         At the Transaction Effective Time (which shall occur immediately after the Redomestication Effective Time) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Corporate Law, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the Surviving Company after the Transaction Merger and as a wholly owned subsidiary of Parent. At the Transaction Effective Time, the effect of the Transaction Merger shall be as provided in this Agreement, the Transaction Merger Certificate, and the applicable provisions of the Corporate Law. Without limiting the generality of the foregoing, and subject thereto, at the Transaction Effective Time all the property, rights, privileges, powers and franchises of each of the Company and Merger Sub shall vest in Surviving Company, and all debts, liabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities and duties of Surviving Company, and each share of capital stock of the Company shall be converted as described in Section 1.5 hereof.

1.2         Effective Times; Closing. Subject to the conditions of this Agreement, as soon as practicable on or after the Closing Date, the parties hereto shall cause the Redomestication Merger to be consummated by filing with the Secretary of State of the State of Delaware a Certificate of Merger (“Redomestication Certificate of Merger”) and by filing a copy of the Redomestication Certificate of Merger with the British Virgin Islands Registry of Corporate Affairs, each in such form as required by, and executed and filed in accordance with, the applicable provisions of the Corporate Law (the time of such filing, or such later time as may be agreed in writing by the Company and Parent and specified in the Plan of Merger and the Redomestication Certificate of Merger being the “Redomestication Effective Time”). Subject to the conditions of this Agreement, immediately after the Redomestication Effective Time, the parties hereto shall cause the Transaction Merger to be consummated by filing a Certificate of Merger (the “Transaction Certificate of Merger”, and together with the Redomestication Certificate of Merger, the “Certificates of Merger”) with the secretary of state of the State of Delaware in accordance with the applicable provisions of the Corporate Law (the time of such filing, or such later time as may be agreed in writing by Company and Parent and specified in the Transaction Certificate of Merger being the “Transaction Effective Time”). Unless this Agreement shall have been terminated pursuant to Section 9.1, the consummation of the Mergers (the “Closing”), other than the filing of the Certificates of Merger, shall take place at the offices of Graubard Miller, counsel to Parent, 405 Lexington Avenue, 11th Floor, New York, New York 10174-1901, via teleconference, at a time and date to be specified by the parties, which shall be no later than the fifth (5th) business day after the satisfaction or waiver of the conditions set forth in Article VII, or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”). Closing signatures may be transmitted by facsimile or by email pdf files.

1.3         Governing Documents.

(a)         At the Redomestication Effective Time, the Certificate of Incorporation and Bylaws of the Company in effect immediately prior to the Redomestication Effective Time shall become the Certificate of Incorporation and Bylaws of the Company, as the surviving corporation in such merger.

(b)         At the Transaction Effective Time, the Certificate of Incorporation and Bylaws of Merger Sub shall become the Certificate of Incorporation and Bylaws of Surviving Company, except that the name of the Surviving Company shall be a name mutually agreeable to the parties.

1.4         Transaction Merger Consideration; Effect of Transaction Merger on Common Stock. Subject to the terms and conditions of this Agreement, at the Transaction Effective Time, by virtue of the Mergers and this Agreement and without any further action on the part of the Parent, Merger Sub or the Company or the holders of any of the securities of Parent or Company, the following shall occur:

(a)         Conversion of Company Common Stock. All of the Company Common Stock issued and outstanding immediately prior to the Transaction Effective Time will be automatically cancelled and extinguished and be converted, collectively, into the right to receive (i) an aggregate of 11,602,754 shares of Parent Common Stock, (ii) an aggregate of 3,800,003 Parent Warrants, and (iii) an aggregate of 3,846,153 Contingent Shares issuable pursuant to Section 1.11 below (collectively, the “Merger Consideration”). The Merger Consideration shall be paid to the Shareholders in the respective amounts set forth on Schedule 1.4(a) hereto.

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(b)         No Fractional Shares. No fraction of a share of Parent Common Stock will be issued by virtue of the Mergers or the transactions contemplated hereby, and each Shareholder of the Company who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such Shareholder) shall be deemed to receive from Parent, in lieu of such fractional share, one (1) share of Parent Common Stock.

(c)         Intentionally Omitted.

(d)         Adjustments to Merger Consideration. The numbers of shares of Parent Common Stock and Parent Warrants that the Shareholders are entitled to receive as a result of the Mergers shall be equitably adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into shares of Parent Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Parent Common Stock occurring on or after the date hereof until the Closing Date.

1.5         Treatment of Company Options. The Company shall take any actions necessary to ensure that all outstanding Company Options will vest immediately prior to the Transaction Effective Time. Holders of Company Options who properly exercise all or a portion of their Company Options prior to the Transaction Effective Time shall, to the extent of such holder’s exercised Company Options, be entitled to receive their pro rata portion of the Merger Consideration. Company Options unexercised as of the Transaction Effective Time shall be cancelled.

1.6         Exchange Procedures.

(a)         Surrender of Certificates. At the Closing, Shareholders will surrender their certificates (if such certificates exist) or other instruments cancelling their Company Common Stock (collectively, the “Company Certificates”), or in the case of a lost, stolen or destroyed Company Certificate, upon delivery of an affidavit in the manner provided in Section 1.6(c) below, to Parent for cancellation together with any related documentation reasonably requested by Parent in connection therewith. After the Closing Date, each outstanding Company Certificate will be deemed for all corporate purposes to evidence only the right to receive the applicable Merger Consideration in accordance with the provisions of this Article I.

(b)         Procedure. Certificates representing the shares of Parent Common Stock and Parent Warrants shall be issued to the Shareholders upon surrender of their Company Certificates as provided for herein or otherwise agreed by the parties. Upon surrender of the Company Certificates (or in the case of a lost, stolen or destroyed Company Certificate, upon delivery of an affidavit (and indemnity, if required) in the manner provided in Section 1.6(c)) for cancellation to Parent or to such other agent or agents as may be appointed by Parent, Parent shall issue, or cause to be issued, to each Shareholder such certificates representing the number of shares of Parent Common Stock and certificates representing Parent Warrants, a portion of which shall be held in escrow pursuant to Section 1.9 below, for which their Company Common Stock are exchangeable at the Closing Date and any dividends or distributions payable pursuant to Section 1.4(d), and the Company Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Company Certificates will be deemed, from and after the Closing Date, to evidence only the right to receive the applicable Merger Consideration issuable pursuant to this Article I.

(c)         Lost, Stolen or Destroyed Certificates. In the event that any Company Certificates shall have been lost, stolen, or destroyed, Parent shall issue in exchange for such lost, stolen, or destroyed Company Certificates, upon the making of an affidavit of that fact by the holder thereof, the applicable Merger Consideration into which the Company Common Stock formerly represented by such Company Certificates was converted into and any dividends or distributions payable pursuant to Section 1.4(d); provided, however, that, as a condition precedent to the delivery of such Merger Consideration, the owner of such lost, stolen, or destroyed Company Certificates shall indemnify Parent against any claim that may be made against Parent or Surviving Company with respect to the Company Certificates alleged to have been lost, stolen, or destroyed.

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1.7         Tax Consequences. It is intended by the parties hereto that the Mergers shall each constitute a tax-free transaction pursuant to Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder.

1.8         Taking of Necessary Action; Further Action. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Surviving Company with full right, title, and possession to all assets, property, rights, privileges, powers, and franchises of the Company, Noble, and Merger Sub, the officers and directors of the Company, Noble, and Merger Sub will take all such lawful and necessary action.

1.9         Escrow. As the sole remedy for the indemnity obligations set forth in Article VIII, at the Closing, the Shareholders shall, as a group, deposit in escrow an aggregate of ten percent (10%) of the shares of Parent Common Stock and ten percent (10%) of the Parent Warrants received hereunder (collectively, the “Escrow Consideration”), which shall be allocated among the Shareholders in the same proportions as the total Merger Consideration is allocated among them, all in accordance with the terms and conditions of the Escrow Agreement to be entered into at the Closing between Parent, the Representative appointed pursuant to Section 1.12(b), and Continental Stock Transfer & Trust Company (“Continental”), as Escrow Agent, in the form annexed hereto as Exhibit A (the “Escrow Agreement”). The Escrow Consideration shall be issued in the name of the Shareholders in the manner set forth above, and deposited directly with Continental pursuant to the terms of the Escrow Agreement. The Escrow Agreement shall provide that, on the first anniversary of the Closing Date (the “Escrow Termination Date”), the Escrow Agent shall release the Escrow Consideration, less that portion of the Escrow Consideration applied in satisfaction of or reserved with respect to indemnification claims made prior to such date, to the Shareholders entitled to receive them in the same proportions as originally deposited into escrow. Any Escrow Consideration held with respect to any unresolved claim for indemnification and not applied as indemnification with respect to such claim upon its resolution shall be delivered to such Shareholders promptly upon such resolution.

1.10         Shareholder Matters.

(a)         Subject to receipt of the Ourgame Stockholder Approval, each of Ourgame, in its capacity as a Shareholder of Primo and Noble, and Primo, in its capacity as a Shareholder of the Company, hereby approves and adopts this Agreement and authorizes the Company, Noble, Primo and each of their respective directors and officers to take all actions necessary for the consummation of the Mergers and the other transactions contemplated hereby pursuant to the terms of this Agreement and its exhibits. Subject to receipt of the Ourgame Stockholder Approval, such execution shall be deemed to be action taken by the irrevocable written consent of Ourgame and Primo for purposes of the relevant provisions of the Corporate Law. Ourgame represents and warrants that the entities executing the Ourgame Support Agreements hold a sufficient number of ordinary shares of Ourgame necessary to obtain the Ourgame Stockholder Approval.

(b)         Ourgame and Primo jointly represents and warrants as follows:

(i)         this Agreement has been duly and validly executed and delivered by such party and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of such party, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(ii)         such party is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (“Securities Act”);

(iii)         such party has had both the opportunity to ask questions and receive answers from the officers and directors of Parent and all persons acting on Parent’s behalf concerning the business and operations of Parent and to obtain any additional information to the extent Parent possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of such information;

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(iv)         such party had access to the Parent SEC Reports (as defined in Section 4.7(a)) filed prior to the date of this Agreement;

(v)         subject to receipt of the Ourgame Stockholder Approval, such party has all necessary approval and authorization to execute and deliver this Agreement and execute his, her or its obligations hereunder;

(vi)         that the execution and delivery of this Agreement by Ourgame does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization, or permit of, or filing with or notification to, any Governmental Entity, except (1) for applicable requirements, if any, of the Securities Act, the Securities Exchange Act of 1934, as amended (“Exchange Act”), state securities laws (“Blue Sky Laws”), and the rules and regulations thereunder, (2) the Ourgame Stockholder Approval, and (3) where the failure to obtain such consents, approvals, authorizations, or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Ourgame, Primo or the Company or, after the Closing, Parent, or prevent consummation of the Mergers or otherwise prevent the parties hereto from performing their material obligations under this Agreement;

(vii)         such party understands that it must bear the economic risk of the investment in the shares of Parent Common Stock, which cannot be sold by it unless such shares are registered under the Securities Act or an exemption therefrom is available thereunder;

(viii)         all shares of Parent Common Stock to be acquired by such party pursuant to this Agreement will be acquired for its account and not with a view towards distribution thereof;

(ix)         such party is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under Regulation D of the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3)

(x)         that Ourgame owns all of the issued and outstanding Noble Ordinary Shares, free and clear of all Liens, and except as set forth on Schedule 2.3(a), it has not granted to any person or entity any options or other rights to buy the Noble Ordinary Shares, nor does any other person or entity have any interest in the Noble Ordinary Shares of any nature; and

(xi)         that Primo owns the Company Common Stock listed on Schedule 2.3(a) as being owned by it, free and clear of all Liens, and except as set forth on Schedule 2.3(a), it has not granted to any person or entity any options or other rights to buy or acquire the Company Common Stock, nor does any other person or entity have any interest in the Company Common Stock of any nature.

1.11         Contingent Consideration. The Shareholders shall be issued their pro rata portion of an aggregate of additional 3,846,153 shares of Parent Common Stock (“Contingent Shares”), if the last sales price of the Parent Common Stock reported equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any consecutive thirty (30) calendar days during the five (5) year period commencing on the Closing Date.

1.12         Parent Committee; Representative.

(a)         Parent Committee. Prior to the Closing, the Board of Directors of Parent shall appoint a committee consisting of one or more of its then members to act on behalf of Parent to take all necessary actions and make all decisions pursuant to the Escrow Agreement regarding Parent’s right to indemnification pursuant to Article VIII hereof and such other matters related to the Mergers as may be required after the Closing Date. In the event of a vacancy in such committee, the Board of Directors of Parent, or after the consummation of the Mergers, a majority of those Persons who served on Parent’s Board of Directors immediately prior to the Closing Date, shall appoint as a successor some other Person who would qualify as an “independent” director of Parent and who has not had any relationship with the Company prior to the Closing.

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(b)         Representative. The Company hereby designates Eric Yang Qing (the “Representative”) to represent the interests of the Shareholders entitled to receive Merger Consideration as a result of the Mergers for purposes of executing and thereafter approving amendments to each of this Agreement, the Escrow Agreement and the Registration Rights Agreement, giving consents and approvals hereunder and thereunder and making those determinations hereunder and thereunder that are specifically reserved to the Representative by the terms hereof and thereof. If such Person ceases to serve in such capacity, for any reason, those members of the board of directors of Parent who were members of the board of directors of the Company prior to the Closing shall appoint as successor a Person who was a former manager of the Company or such other Person as such members shall designate. Notwithstanding anything to the contrary contained herein, the Representative shall have no liability to the Company or any stockholder thereof or any party hereto for any action taken or omitted to be taken hereunder, unless such liability is determined by a judgment or a court of competent jurisdiction to have resulted from the gross negligence, or willful misconduct of the Representative. Ourgame shall defend, indemnify, and hold harmless the Representative for all losses, damages, costs, and expenses (including reasonable attorney’s fees and costs of investigation) arising out of or in connection with, the performance by the Representative of its duties and obligations under this Agreement, unless such liability is determined by a judgment or a court of competent jurisdiction to have resulted from the gross negligence, or willful misconduct of the Representative.

ARTICLE II

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY

Subject to the exceptions set forth in Schedule 2 attached hereto (the “Company Schedule”), the Company hereby represents and warrants to, and covenants with, Parent and Merger Sub as follows:

2.1         Organization and Qualification.

(a)         The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to own, lease, and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. The Company is in possession of all Governmental Actions/Filings necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Governmental Actions/Filings could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the certificate of incorporation and bylaws (or other comparable governing instruments with different names) (collectively referred to herein as “Charter Documents”) of the Company, as amended and currently in effect, have been heretofore delivered or made available to Parent or Parent’s counsel. The Company is not in violation of any of the provisions of the Company’s Charter Documents.

(b)         The Company is duly qualified or licensed to do business as a foreign company and is in good standing in each jurisdiction where the character of the properties owned, leased, or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Each jurisdiction in which the Company is so qualified or licensed is listed in Schedule 2.1(b).

(c)         The Company’s minute books contain true, complete, and accurate records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), similar governing bodies, and shareholders, and copies of the minute books of the Company have been heretofore delivered or made available to Parent or Parent’s counsel.

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2.2         Subsidiaries.

(a)         During the period between the date hereof and the Closing Date, the Company will reorganize (the “Pre-Closing Reorganization”) its corporate structure so that it will have no direct or indirect subsidiaries (“Subsidiaries”) or participations in joint ventures or other entities other than those listed in Schedule 2.2(a)(i). Except as set forth in Schedule 2.2(a)(ii), the Company owns all of the outstanding equity securities of the Subsidiaries, free and clear of all Liens. Except for the Subsidiaries and except as set forth in Schedule 2.2(a)(iii), neither the Company nor the Subsidiaries owns, directly or indirectly, any ownership, equity, profits, or voting interest in any Person or has any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral, or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment, or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b)         Each Subsidiary that is a corporation is duly incorporated, validly existing, and in good standing under the laws of its state of incorporation (as listed in Schedule 2.1(b)) and has the requisite corporate power and authority to own, lease, and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. Each Subsidiary that is a limited liability company is duly organized or formed, validly existing, and in good standing under the laws of its state of organization or formation (as listed in Schedule 2.1(b)) and has the requisite power and authority to own, lease, and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. Each Subsidiary is in possession of all Governmental Actions/Filings necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being or currently planned to be conducted, except where the failure to have such Governmental Actions/Filings could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on such Subsidiary. Complete and correct copies of the Charter Documents of each Subsidiary, as amended and currently in effect, have been heretofore delivered or made available to Parent or Parent’s counsel. No Subsidiary is in violation of any of the provisions of its Charter Documents.

(c)         Each Subsidiary is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased, or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or such Subsidiary. Each jurisdiction in which each Subsidiary is so qualified or licensed is listed in Schedule 2.1(b).

(d)         The minute books of each Subsidiary contain true, complete, and accurate records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), similar governing bodies, and shareholders, and copies of the minute books of each Subsidiary have been heretofore delivered or made available to Parent or Parent’s counsel.

2.3         Capitalization.

(a)         As of the date of this Agreement, the authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock and 1,000,000 shares of preferred stock. Schedule 2.3(a) sets forth the shares of Company Common Stock that will be issued and outstanding as a result of the Pre-Closing Reorganization, all of which shares shall be validly issued, fully paid, and nonassessable. Other than the Company Common Stock, the only class or series of securities or ownership interests authorized by the Company’s Charter Documents is preferred stock, none of which has been issued or is outstanding. Schedule 2.3(a) hereto contains a list of all Company Common Stock that owned by each Shareholder as a result of the Pre-Closing Reorganization, and each Shareholder’s residence address. Schedule 2.3(a) sets forth the issued and outstanding equity securities of each Subsidiary, all of which shares are validly issued, fully paid, and nonassessable. Other than as set forth in Schedule 2.3(a), none of the Subsidiaries have any class or series of securities or ownership interests authorized by its Charter Documents.

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(b)         Except as set forth in Schedule 2.3(b), no shares of Company Common Stock are (i) reserved for issuance upon the exercise of outstanding warrants, options or other rights to purchase shares of Company Common Stock, and there are no outstanding warrants, options or other rights; and (ii) no shares of Company Common Stock are reserved for issuance upon the conversion of preferred stock or any outstanding convertible notes, debentures, or securities, and no preferred stock, convertible notes, debentures, or securities are outstanding. All shares of Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and nonassessable. All outstanding shares of Company Common Stock have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Company Contracts. No Company Options are outstanding.

(c)         Except as set forth in Schedule 2.3(c) hereto or as set forth in Sections 2.3(a) and 2.3(b) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests, or similar ownership interests, calls, rights (including preemptive rights), commitments, or agreements of any character to which the Company or any of its Subsidiaries is a party or by which it is bound obligating the Company or any of its Subsidiaries to issue, deliver, or sell, or cause to be issued, delivered, or sold, or repurchase, redeem, or otherwise acquire, or cause the repurchase, redemption, or acquisition of, any ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of, or enter into any such subscription, option, warrant, equity security, call, right, commitment, or agreement.

(d)         Except as set forth in Schedule 2.3(d) or as contemplated by this Agreement, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan, or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to any ownership interests of the Company.

(e)         Except as provided for in this Agreement or as set forth in Schedule 2.3(e), as a result of the consummation of the transactions contemplated hereby, no shares of capital stock, warrants, options, or other securities of the Parent are issuable and no rights in connection with any shares, warrants, options, or other securities of the Parent accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility, or otherwise).

(f)         No outstanding ownership interest of the Company is unvested or subjected to a repurchase option, risk of forfeiture, or other condition under any applicable agreement with the Company or any of its Subsidiaries.

2.4         Authority Relative to this Agreement. Upon receipt of the Ourgame Stockholder Approval, the Company will have full corporate power and authority to: (i) execute, deliver, and perform this Agreement and each ancillary document that the Company has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out the Company’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (including the Mergers). The execution and delivery of this Agreement by the Company and, upon receipt of the Ourgame Stockholder Approval, the consummation by the Company of the transactions contemplated hereby (including the Mergers) have been duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by its board of directors and the Shareholders by execution of this Agreement as required by the Corporate Law), and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution, and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

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2.5         No Conflict; Required Filings and Consents. Except as set forth in Schedule 2.5 hereto:

(a)         The execution and delivery of this Agreement by the Company do not, and upon receipt of the Ourgame Stockholder Approval, the performance of this Agreement by the Company shall not, (i) conflict with or violate the Company’s Charter Documents or the Charter Documents of any of its Subsidiaries, (ii) conflict with or violate any Legal Requirements, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company’s or any of its Subsidiaries’ rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of a Lien or encumbrance on any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any Company Contracts, or (iv) result in the triggering, acceleration, or increase of any payment to any Person pursuant to any Company Contract, including any “change in control” or similar provision of any Company Contract, except, with respect to clauses (ii), (iii) or (iv), for any such conflicts, violations, breaches, defaults, triggerings, accelerations, increases, or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on the Company or the Subsidiaries taken as a whole.

(b)         The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization, or permit of, or filing with or notification to, any Governmental Entity or other third party (including, without limitation, lenders, lessors, and licensors), except (i) for the filing of the Certificates of Merger in accordance with the Corporate Law, (ii) for applicable requirements, if any, of the Securities Act, the Exchange Act, or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which the Company is licensed or qualified to do business, (iii) for the filing of any notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the expiration of the required waiting period thereunder, (iv) the consents, approvals, authorizations, and permits described in Schedule 2.5(a), all of which have been obtained and are in full force and effect, (v) the Ourgame Stockholder Approval, and (vi) where the failure to obtain such consents, approvals, authorizations, or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole, or, after the Closing, the Parent, or prevent consummation of the Mergers or otherwise prevent the parties hereto from performing their obligations under this Agreement.

2.6         Compliance. The Company and each of its Subsidiaries has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The businesses and activities of the Company and of each of its Subsidiaries have not been and are not being conducted in violation of any Legal Requirements, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries is in default or violation of any term, condition, or provision of any applicable Charter Documents. Except as set forth in Schedule 2.6, no written notice of non-compliance with any Legal Requirements has been received by the Company (and the Company has no knowledge of any such notice delivered to any other Person). Neither the Company nor any of its Subsidiaries is in violation of any term of any Company Contract, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries as a whole.

2.7         Permits. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals, and orders (“Permits”) necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Permits could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. Schedule 2.7 lists all current Permits issued to the Company and its Subsidiaries, including their respective dates of issuance and expiration. No event has occurred or is currently expected to occur that, with or without notice or the issuance of time or both, would reasonably be expected to result in the revocation, suspension, lapse, or limitation of any Permits.

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2.8         Financial Statements.

(a)         Attached to Schedule 2.8(a) are (i) true and complete copies of the draft combined financial statements consisting of the combined balance sheets, and related combined statements of operations, stockholder’s equity (deficit) and cash flows of Allied eSports International, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Esports Sub”), for the fiscal period July 11, 2016 (inception) through December 31, 2016, fiscal year ended December 31, 2017, and the nine months ended September 30, 2018 (including, in each case, the notes and schedules thereto, the “Company Financial Statements”). The Company Financial Statements fairly present in all material respects the financial position of the Esports Sub and its Subsidiaries at the dates thereof and the results of their operations and cash flows for the period indicated, subject to the absence of footnotes and, with respect to the Company Financial Statements for the nine months ended September 30, 2018, year-end adjustments.

(b)         Effective on and after the date on which Parent files the preliminary Proxy Statement: (i) the Company will have established and maintained a system of internal controls, and (ii) to the Company’s knowledge, such internal controls will be sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company Financial Statements for external purposes in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

(c)         There are no outstanding loans or other extensions of credit made by the Company or any Subsidiary to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company or any Subsidiary. The Company and its Subsidiaries have not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(d)         The books of account, minute books, and transfer ledgers and other similar books and records of the Company and its Subsidiaries are complete and correct in all material respects, and there have been no material transactions that are required to be set forth therein and which have not been so set forth.

(e)         Except as otherwise noted in the Company Financial Statements, the accounts and notes receivable of the Company and its Subsidiaries reflected in the Company Financial Statements: (i) arose from bona fide sales transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid, and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim to which the Company has been notified in writing as of the date hereof except to the extent set forth in such balance sheet contained therein, and (iv) are not the subject of any actions or proceedings brought by or on behalf of the Company or any of its Subsidiaries as of the date hereof.

(f)         To the knowledge of the Company, the auditor of the Company and each Subsidiary have at all required times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) “independent” with respect to the Company within the meaning of Regulation S-X under the Exchange Act; and (iii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

2.9         No Undisclosed Liabilities. Except as set forth in Schedule 2.9 hereto, the Company (including its Subsidiaries) has no liabilities (absolute, accrued, contingent, or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to Company Financial Statements that are, individually or in the aggregate, material to the business, results of operations, or financial condition of the Company, except: (i) liabilities provided for in or otherwise disclosed in the balance sheet included in the most recent Company Financial Statements or in the notes to the most recent Company Financial Statements, and (ii) such liabilities arising in the ordinary course of the Company’s business since the date of the most recent Company Financial Statement, none of which, individually or in the aggregate, would have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

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2.10         Absence of Certain Changes or Events. Except as contemplated by this Agreement or as set forth in Schedule 2.10 hereto, since the date of the most recent Company Financial Statement, there has not been: (i) any Material Adverse Effect on the Company and its Subsidiaries taken as a whole, (ii) any declaration, setting aside, or payment of any dividend on, or other distribution (in stock or property other than cash) in respect of, any of the Company’s capital stock, or any purchase, redemption, or other acquisition by the Company of any of the Company’s capital stock or any other securities of the Company or any options, warrants, calls, or rights to acquire any such shares or other securities, (iii) any split, combination, or reclassification of any of the Company’s capital stock, (iv) any granting by the Company or any of its Subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company or any of its Subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by the Company or any of its Subsidiaries of any increase in severance or termination pay or any entry by the Company or any of its Subsidiaries into any currently effective employment, severance, termination, or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby, (v) entry by the Company or any of its Subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by the Company or any of its Subsidiaries with respect to any Governmental Entity, (vi) any material change by the Company or any of its Subsidiaries in its accounting methods, principles, or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of the Company, (vii) any issuance of capital stock of the Company, (viii) any revaluation by the Company or any of its Subsidiaries of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company or any of its Subsidiaries other than in the ordinary course of business, or (ix) any material change to the Company’s or any of its Subsidiaries’ cash management practices and its policies, practices, and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectable accounts, accrual of accounts receivable, prepayment of expenses, payment of accounts payable, accrual of other expenses, deferral of revenue, or acceptance of customer deposits.

2.11         Litigation. There are no claims, suits, actions, or proceedings pending or, to the knowledge of the Company, threatened against the Company or the Subsidiaries before any court, governmental department, commission, agency, instrumentality, or authority, or any arbitrator.

2.12         Employee Benefit Plans.

(a)         Schedule 2.12(a) lists all employee compensation, incentive, fringe, or benefit plans, programs, policies, commitments, or other arrangements (whether or not set forth in a written document) covering any active or former employee, director, or consultant of the Company, any Subsidiary or any trade or business (whether or not incorporated) which will be under common control with the Company as a result of the Pre-Closing Reorganization, with respect to which the Company or any Subsidiary has liability (the “Plans”). The Company has made available to Parent accurate, current, and complete copies of all Plans, summary plan descriptions, summaries of material modifications, summaries of benefits and coverage, employee handbooks, and other communications relating to any Plans. All Plans have been maintained and administered in all material respects in compliance with their respective terms and with the requirements prescribed by any and all statutes, orders, rules, and regulations which are applicable to such Plans, and all liabilities with respect to the Plans have been properly reflected in the Company Financial Statements and other records of the Company or Subsidiary, as applicable. No suit, action, or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or, to the knowledge of the Company, is threatened, against or with respect to any Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by any governmental agency with respect to any Plan. All contributions, reserves, or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. The Company does not have any plan or commitment to establish any new Plan, to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any new Plan. Except as disclosed in Schedule 2.12(a), each Plan can be amended, terminated, or otherwise discontinued after the Closing in accordance with its terms, without liability to Parent or the Surviving Company (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

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(b)         Except as disclosed in Schedule 2.12(b) hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus, or otherwise) becoming due to any Shareholder, director, officer, or employee of the Company or any Subsidiary under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

(c)         Each person who is classified by the Company or any of its Subsidiaries as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Plan, except for failures to properly classify such persons which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries as a whole.

2.13         Labor Matters.

(a)         Schedule 2.13(a) contains a list of all Persons who are executive employees, employees receiving annual compensation of $75,000 or more, or independent contractors, or consultants of the Company and its Subsidiaries as of the date hereof, and sets forth the name and title or position for each such Person. There is no material commission, bonus, or other incentive-based compensation, or fringe benefit provided to any such individual. All compensation, including wages, commissions, bonuses, fees, and other compensation, payable to all employees, independent contractors, or consultants for services rendered on or prior to the date hereof has been paid in full in accordance with the Company’s customary payroll practices and there are no outstanding agreements, understandings, or commitments with respect to any compensation, commissions, bonuses, or fees.

(b)         Except as set forth on Schedule 2.13(b), neither the Company nor any Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or its Subsidiaries nor does the Company know of any activities or proceedings of any labor union to organize any such employees. There has never been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work, or other similar labor disruption or dispute affecting the Company, the Subsidiaries or any of their respective employees. There are no pending grievance or similar proceedings involving the Company, the Subsidiaries or any of their respective employees subject to a collective bargaining agreement or other labor union contract and there are no continuing obligations of the Company or any Subsidiary pursuant to the resolution of any such proceeding that is no longer pending.

(c)         The Company and each Subsidiary is and has been in compliance with the terms of the collective bargaining agreements and other labor union contracts listed in Schedule 2.13(b), and all applicable laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, and unemployment insurance, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries as a whole, and is not liable for any arrears of wages or penalties with respect thereto. The Company is in compliance with and has complied with all immigration laws, including Form I-9 requirements and any applicable mandatory EVerify obligations, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries as a whole.

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(d)         Except as set forth on Schedule 2.13(d), each employee and consultant of the Company and the Subsidiaries is terminable “at will” subject to applicable notice periods as set forth by law or in the employment agreement, but in any event not more than ninety (90) days, and there are no agreements or understandings between the Company or a Subsidiary and any of its employees or consultants that their employment or services will be for any particular period. The Company is not aware that any of its officers or key employees, or that any of the officers or key employees of any Subsidiary, intends to terminate his or her employment with the Company or the Subsidiary, as applicable. The Company and each Subsidiary is in compliance in all material respects and, to the Company’s knowledge, each of its employees and consultants is in compliance in all material respects, with the terms of the respective employment and consulting agreements between the Company or the Subsidiary, as applicable, and such individuals. There are not, and there have not been, any material oral or informal arrangements, commitments or promises between the Company or any Subsidiary and any employees or consultants that have not been documented as part of the formal written agreements between any such individuals and the Company or Subsidiary that have been made available to Parent.

(e)         The obligations of the Company and each Subsidiary to provide statutory severance pay to its employees are fully funded or accrued on the most recent Company Financial Statements and the Company has no knowledge of any circumstance that could give rise to any valid claim by a current or former employee for compensation on termination of employment (beyond the statutory severance pay to which employees are entitled). All amounts that the Company and the Subsidiaries are legally or contractually required either (x) to deduct from its employees’ salaries or to transfer to such employees’ pension or provident, life insurance, incapacity insurance, continuing education fund, or other similar funds or (y) to withhold from its employees’ salaries and benefits and to pay to any Governmental Entity as required by applicable Legal Requirements have, in each case, been duly deducted, transferred, withheld, and paid, and the Company or Subsidiary, as applicable, does not have any outstanding obligation to make any such deduction, transfer, withholding, or payment. Except as set forth on Schedule 2.13(e), there are no pending, or to the Company’s knowledge, threatened or reasonably anticipated claims or actions against the Company or any Subsidiary by any employee in connection with such employee’s employment or termination of employment by the Company or Subsidiary.

(f)         No employee or former employee of the Company or any Subsidiary is owed any wages, benefits, or other compensation for past services (other than wages, benefits, and compensation accrued in the ordinary course of business during the current pay period and any accrued benefits for services, which by their terms or under applicable law, are payable in the future, such as accrued vacation, recreation leave, and severance pay).

2.14         Restrictions on Business Activities. Except as disclosed in Schedule 2.14 hereto, there is no agreement, commitment, exclusive license, judgment, injunction, order, or decree binding upon the Company or any Subsidiary, or their assets or to which the Company or any Subsidiary is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any Subsidiary, any acquisition of property by the Company or any Subsidiary, or the conduct of business by the Company or any Subsidiary.

2.15         Title to Property.

(a)         Neither the Company nor any Subsidiary owns any real property. All real property leased, used, or held for use in connection with the business of the Company and its Subsidiaries (“Real Property”) is shown or reflected on the balance sheet included in the most recent Company Financial Statements or on Schedule 2.15(a) hereto. The applicable Subsidiary has a good and valid leasehold interest in all Real Property used by it in the ordinary course of its business, and the Company has delivered or made available to Parent or Parent’s counsel true, complete, and correct copies of all leases and subleases of Real Property. Except as set forth in Schedule 2.15(a), neither the Company nor any Subsidiary is a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy, or enjoyment of any leased Real Property. Schedule 2.15(a) hereto also contains a list of all options or other contracts under which the Company and each Subsidiary has a right to acquire or the obligation to sell any interest in Real Property.

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(b)         All personal property and other assets leased, owned, used, or held for use in connection with the business of the Company and the Subsidiaries (“Personal Property”) is shown or reflected on a balance sheet included in the most recent Company Financial Statements, other than those entered into or acquired on or after the date of the most recent Company Financial Statements in the ordinary course of business. The Company or its Subsidiary has good and valid title to the Personal Property owned by it, and all such Personal Property is in each case held free and clear of all Liens, except for Liens disclosed in the Company Financial Statements, none of which Liens is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of the Company.

(c)         Schedule 2.15(c) hereto contains a list of all leases of Real Property and Personal Property held by the Company and the Subsidiaries. All leases pursuant to which the Company or any Subsidiary leases from others material Real Property or Personal Property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of the Company or Subsidiary or, to the Company’s knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), which has not been waived, except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. The use and operation of Real Property and Personal Property in the conduct of the Company’s business do not violate in any material respect any law, covenant, condition, restriction, easement, license, permit, or agreement.

(d)         The Company or a Subsidiary is in possession of, or has valid and effective rights to, all properties, assets, and rights (including Intellectual Property) required, in all material respects for the effective conduct of its business, as it is currently operated and expected to be operated in the future, in the ordinary course.

2.16         Condition and Sufficiency of Assets. The buildings, structures, furniture, fixtures, machinery, equipment, vehicles, and other items of tangible Personal Property of the Company and each of its Subsidiaries are structurally sound, in good operating condition and repair, are adequate to the uses to which they are being put, and are sufficient for the continued conduct of the business of the Company and its Subsidiaries after the Closing in substantially the same manner as conducted prior to the Closing.

2.17         Intellectual Property.

(a)         Schedule 2.17(a) hereto contains a description of all Intellectual Property of the Company and the Subsidiaries. The Company and each of the Subsidiaries owns or has enforceable rights to use all Intellectual Property necessary or required for the conduct of its business as presently conducted or as presently contemplated to be conducted. Except as disclosed in Schedule 2.17(a) hereto, no Intellectual Property that is owned by, or licensed to, the Company or a Subsidiary, including software and software programs developed by or exclusively licensed to the Company or any Subsidiary (specifically excluding any off the shelf or shrink-wrap software) or any current version of products or service offerings of the Company or any Subsidiary is subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Company or any Subsidiary, or which may affect the validity, use, or enforceability of such Intellectual Property, which in any such case could reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole.

(b)         Except as disclosed in Schedule 2.17(b) hereto, the Company or a Subsidiary owns and has good and exclusive title to each material item of Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted by it in the ordinary course of business), and neither the Company nor any Subsidiary has entered into any agreement, and has no current plans, to sell, transfer, dispose of, or enter into an exclusive license with respect to any material item of Intellectual Property. The Company or a Subsidiary is the exclusive owner of all material Patents and registered Trademarks and Copyrights used in connection with the operation or conduct of the business of the Company and its Subsidiaries including the sale of any products or the provision of any services by the Company and its Subsidiaries.

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(c)         The Company and each of the Subsidiaries have complied with the duty of candor and good faith in dealing with the U.S. Patent and Trademark Office and any similar duties in dealing with any foreign intellectual property office. To the Company’s knowledge, there are no material defects in the preparation and filing of any of the Company’s or its Subsidiaries’ owned or licensed Patents, Trademarks, and Copyrights.

(d)         The operation of the business of the Company and its Subsidiaries as such business currently is conducted, including the Company’s or Subsidiaries’ use of any product, device, or process, has not and does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction and neither the Company nor its Subsidiaries has received any claims, notices, or threats from third parties alleging any such infringement, misappropriation, conflict, or violation of such third party’s Intellectual Property rights, or unfair competition or trade practices with respect thereof, and the Company is unaware of any facts which would form a reasonable basis for any such claim.

(e)         To the Company’s knowledge, no employee of the Company or the Subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, Patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any other restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or a Subsidiary, or actions undertaken by the employee while employed with the Company or a Subsidiary, and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(f)         The Company and the Subsidiaries have taken reasonable steps necessary to secure interests in the Intellectual Property developed by their employees, consultants, agents, and contractors in the course of their service to the Company or Subsidiary, as applicable, including the execution of valid assignment and nondisclosure agreements for the benefit of the Company or its Subsidiaries by such employees, consultants, agents, and contractors under which they have assigned to the Company or its Subsidiaries all of their right, title, and interest in and to any Intellectual Property rights developed by them in the course of their service to the Company or its Subsidiaries and used in or related to the business of the Company or its Subsidiaries.

2.18         Taxes. Except as set forth in Schedule 2.18 hereto:

(a)         The Company and the Subsidiaries have timely filed all federal, state, local, and foreign returns, estimates, information statements, and reports relating to Taxes (“Returns”) required to be filed by the Company and the Subsidiaries with any Tax authority prior to the date hereof, except such Returns that are not material to the Company. All such Returns are true, correct, and complete in all material respects. The Company has paid all Taxes shown to be due and payable on such Returns.

(b)         All Taxes that the Company or the Subsidiaries are required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper Governmental Entity to the extent due and payable.

(c)         Neither the Company nor any Subsidiary has been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed, or assessed against the Company or any Subsidiary, nor has the Company or any Subsidiary executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d)         No audit or other examination of any Return of the Company or any Subsidiary by any Tax authority is presently in progress, nor has the Company or any Subsidiary been notified in writing of any request for such an audit or other examination.

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(e)         No adjustment relating to any Returns filed by the Company or any Subsidiary has been proposed in writing, formally or informally, by any Tax authority to the Company or any Subsidiary or any representative thereof.

(f)         Neither the Company nor any Subsidiary has any liability for any unpaid Taxes which have not been accrued for or reserved on the balance sheets included in the Company Financial Statements, whether asserted or unasserted, contingent or otherwise, other than any material liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business.

(g)         The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period.

(h)         There is no limitation on the utilization of net operating losses, capital losses, built-in losses, tax credits, or similar items of the Company or any Subsidiary under Sections 269, 382, 383, 384, or 1502 of the Code.

(i)         Schedule 2.18(i) sets forth all foreign jurisdictions in which the Company or the Subsidiaries is subject to Tax. Neither the Company nor any Subsidiary has entered into a gain recognition agreement pursuant to Treasury Regulations 1.367(a)-8. Neither the Company nor any Subsidiary has transferred an intangible, the transfer of which would be subject to Section 367(d) of the Code.

2.19         Environmental Matters.

(a)         Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on the Company and the Subsidiaries as a whole: (i) the Company and Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently operated or being constructed by the Company and the Subsidiaries (including soils, groundwater, surface water, air, buildings, or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned, operated, or constructed by the Company and the Subsidiaries were not contaminated with Hazardous Substances during the period of ownership, operation, or construction by the Company or the Subsidiaries or, to the Company’s knowledge, during any prior period; (iv) neither the Company nor any Subsidiary is subject to liability for any Hazardous Substance disposal or contamination on any third party or public property (whether above, on, or below ground or in the atmosphere or water); (v) neither the Company nor any Subsidiary has been associated with any release or threat of release of any Hazardous Substance; (vi) neither the Company nor any Subsidiary has received any written notice, demand, letter, claim, or request for information alleging that the Company or any Subsidiary may be in violation of or liable under any Environmental Law; and (vii) neither the Company nor any Subsidiary is subject to any orders, decrees, injunctions, or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

(b)         There are no environmental studies and investigations completed or in process with respect to the Company and/or the Subsidiaries or their respective properties, assets, or operations, including all phase reports, that are known to the Company. All such written reports and material documentation relating to any such study or investigation have been heretofore provided or made available by the Company to Parent or its counsel.

2.20         Brokers; Third Party Expenses. Except as set forth in Schedule 2.20 hereto, neither the Company nor any Subsidiary has incurred, nor will it incur, directly or indirectly, any liability for brokerage, finders’ fees, agent’s commissions, or any similar charges in connection with this Agreement or any transactions contemplated hereby. Notwithstanding the foregoing, in no event will Parent be required to issue unrestricted shares of Parent Common Stock to any Person in connection with this Agreement or any transactions contemplated hereby.

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2.21         Agreements, Contracts, and Commitments.

(a)         Schedule 2.21(a) hereto sets forth a complete and accurate list of all Material Company Contracts, specifying the parties thereto. For purposes of this Agreement, the term “Company Contracts” means all contracts, agreements, leases, mortgages, indentures, notes, bonds, licenses, permits, franchises, purchase orders, sales orders, and other understandings, commitments and obligations (including, without limitation, outstanding offers and proposals) of any kind, whether written or oral, to which the Company or any Subsidiary is a party or by or to which any of their properties or assets may be bound, subject or affected (including without limitation notes or other instruments payable to the Company); the term “Material Company Contracts” means (i) each Company Contract (A) providing for payments (present or future) to the Company or any Subsidiary in excess of $250,000 in the aggregate or (B) under or in respect of which the Company or any Subsidiary presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $250,000, (ii) each Company Contract that otherwise is or may be material to the businesses, operations, assets, condition (financial or otherwise), or prospects of the Company or any Subsidiary, and (iii) the limitations of subclauses (i) and (ii) notwithstanding, each of the following Company Contracts:

(1)         any mortgage, indenture, note, installment obligation, or other instrument, agreement, or arrangement for or relating to any borrowing of money by or from the Company or any Subsidiary and by or to any officer, director, employee, Shareholder, or holder of derivative securities of the Company or any Subsidiary (“Insider”);

(2)         any mortgage, indenture, note, installment obligation, or other instrument, agreement, or arrangement for or relating to any borrowing of money from an Insider by the Company;

(3)         any guaranty, direct or indirect, by the Company, a Subsidiary, or any Insider of the Company of any obligation for borrowings or otherwise, excluding endorsements made for collection in the ordinary course of business;

(4)         any Company Contract of employment or management;

(5)         any Company Contract made other than in the ordinary course of business or (x) providing for the grant of any preferential rights to purchase or lease any asset of the Company or any Subsidiary or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of the Company or any Subsidiary;

(6)         any obligation to register any shares of the capital stock or other securities of the Company with any Governmental Entity;

(7)         any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets, or stock of other Persons;

(8)         any obligation to make payments or capital contributions, contingent or otherwise, to any Affiliate;

(9)         any collective bargaining agreement with any labor union;

(10)         any lease or similar arrangement for the use by the Company or any Subsidiary of real property or Personal Property where the annual lease payments are greater than $100,000 (other than any lease of vehicles, office equipment, or operating equipment made in the ordinary course of business);

(11)         any Company Contract granting or purporting to grant, or otherwise in any way relating to, any mineral rights or any other interest (including, without limitation, a leasehold interest) in real property;

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(12)         any Company Contract to which any Insider, or any entity owned or controlled by an Insider, is a party; and

(13)         any offer or proposal which, if accepted, would constitute any of the foregoing.

(b)         Each Material Company Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by principles governing the availability of equitable remedies. To the Company’s knowledge, no other party to a Material Company Contract is the subject of a bankruptcy or insolvency proceeding. True, correct, and complete copies of all Material Company Contracts and all offers and proposals that, if accepted, would constitute Material Company Contracts (or written summaries in the case of oral Material Company Contracts or offers or proposals) have been heretofore delivered to Parent or Parent’s counsel.

(c)         Except as set forth in Schedule 2.21(c), neither the Company nor Subsidiary party thereto, nor to the Company’s knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Company Contract, and no party to any Company Contract has given any written notice of any claim of any such breach, default, or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company. Each Material Company Contract that has not expired by its terms in full force and effect.

2.22         Insurance. Schedule 2.22 sets forth the Company’s and Subsidiaries’ insurance policies, financial arrangements with respect to the payment of premiums under insurance policies, and fidelity and surety bonds covering the assets, business, equipment, properties, operations, employees, officers, and directors (collectively, the “Insurance Policies”). To the Company’s knowledge, the coverages provided by such Insurance Policies are of the type and in the amounts customarily carried by persons conducting a business similar to the Company’s or Subsidiary’s business, as applicable, and are adequate in amount and scope for the Company’s or Subsidiary’s business and operations, including any insurance required to be maintained by Company Contracts. Neither the Company nor any of its Subsidiaries has received any written notice of cancellation of, or premium increase with respect to, or alteration of coverage under, any such Insurance Policies. Except as set forth in Schedule 2.22, there are no claims related to the business of the Company or any Subsidiary pending under any such Insurance Policies as to which coverage has been questioned, denied, or disputed or in respect of which there is an outstanding reservation of rights.

2.23         Governmental Actions/Filings.

(a)         Except as set forth in Schedule 2.23(a), the Company and its Subsidiaries have been granted and hold, and have made, all Governmental Actions/Filings (including, without limitation, Governmental Actions/Filings required for emission or discharge of effluents and pollutants into the air and the water) necessary to the conduct by the Company and the Subsidiaries of its business (as presently conducted) or used or held for use by the Company and the Subsidiaries, and true, complete, and correct copies of which have heretofore been delivered to Parent. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 2.23(a) hereto, will not expire prior to December 31, 2018 and the Company and the Subsidiaries are in substantial compliance with all of their respective obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon the Company.

(b)         Except as set forth in Schedule 2.23(b), no Governmental Action/Filing is necessary to be obtained, secured, or made by the Company to enable the Surviving Company to continue to conduct the Company’s businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

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2.24         Interested Party Transactions. Except as set forth in the Schedule 2.20 hereto, no employee, officer, director, or Shareholder of the Company or the Subsidiaries or, to the Company’s knowledge any member of his or her immediate family, is indebted to the Company or any Subsidiary, nor is the Company or any Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of such Persons, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other employee benefits made generally available to all employees. Except as set forth in Schedule 2.24, to the Company’s knowledge, no executive or management employee, officer, director, or Shareholder of the Company or the Subsidiaries or, to the Company’s knowledge any member of his or her immediate family, has any direct or indirect ownership interest in any Person with whom the Company is affiliated or with whom the Company has a contractual relationship, or in any Person that competes with the Company or its Subsidiaries, except that each Insider and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with the Company or its Subsidiaries. Except as set forth in Schedule 2.24, to the knowledge of the Company, no Insider or any member of an Insider’s immediate family is, directly or indirectly, interested in any Material Company Contract with the Company (other than such contracts as relate to any such Person’s ownership of capital stock or other securities of the Company or such Person’s employment with the Company).

2.25         Board Approval. The Board of Directors of the Company (including any required committee or subgroup thereof) has, as of the date of this Agreement, duly approved this Agreement and the transactions contemplated hereby.

2.26         Interim Financing. The Company and Ourgame have consummated the Interim Financing as of the date hereof and have received the full $10,000,000 from such financing.

2.27         No Additional Representations and Warranties. Except as provided in this Article II, Section 1.10(b), Section 6.1(c) and Section 6.6(a), neither the Company, any Subsidiary, any of their respective Affiliates, nor any of their respective directors, officers, employees, stockholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to Parent or Merger Sub or their Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to Parent or Merger Sub or their Affiliates.

2.28         Survival of Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall survive the Closing as set forth in Section 8.4(a).

ARTICLE III

REPRESENTATIONS AND WARRANTIES REGARDING NOBLE

Subject to the exceptions set forth in Schedule 3 attached hereto (the “Noble Schedule”), Noble hereby represents and warrants to, and covenants with, Parent and Merger Sub as follows (as used in this Article III, and elsewhere in this Agreement, the term “Noble” includes Noble’s Subsidiaries, unless the context clearly indicates otherwise):

3.1         Organization and Qualification.

(a)         Noble is an entity duly formed, validly existing and in good standing under the laws of the British Virgin Islands and has the requisite corporate power and authority to own, lease, and operate its assets and properties and to carry on its business as it is now being or currently planned by Noble to be conducted. Noble is in possession of all Governmental Actions/Filings necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being or currently planned by Noble to be conducted, except where the failure to have such Governmental Actions/Filings could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Noble. Complete and correct copies of the Charter Documents of Noble, as amended and currently in effect, have been heretofore delivered or made available to Parent or Parent’s counsel. Noble is not in violation of any of the provisions of Noble’s Charter Documents.

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(b)         Noble is duly qualified or licensed to do business as a foreign company and is in good standing in each jurisdiction where the character of the properties owned, leased, or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Noble. Each jurisdiction in which Noble is so qualified or licensed is listed in Schedule 2.1(b).

(c)         Noble’s minute books contain true, complete, and accurate records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), similar governing bodies, and shareholders, and copies of Noble’s minute books have been heretofore delivered or made available to Parent or Parent’s counsel.

3.2         Subsidiaries.

(a)         Except as set forth in Schedule 3.2(a), Noble owns all of the outstanding equity securities of the its Subsidiaries, free and clear of all Liens. Except for the Subsidiaries, neither Noble nor its Subsidiaries owns, directly or indirectly, any ownership, equity, profits, or voting interest in any Person or has any agreement or commitment to purchase any such interest, and has not agreed and is not obligated to make nor is bound by any written, oral, or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment, or undertaking of any nature, as of the date hereof or as may hereafter be in effect under which it may become obligated to make, any future investment in or capital contribution to any other entity.

(b)         Each Subsidiary that is a corporation is duly incorporated, validly existing, and in good standing under the laws of its state of incorporation (as listed in Schedule 3.2(b)) and has the requisite corporate power and authority to own, lease, and operate its assets and properties and to carry on its business as it is now being or currently planned by Noble to be conducted. Each Subsidiary that is a limited liability company is duly organized or formed, validly existing, and in good standing under the laws of its state of organization or formation (as listed in Schedule 3.2(b)) and has the requisite power and authority to own, lease, and operate its assets and properties and to carry on its business as it is now being or currently planned by Noble to be conducted. Each Subsidiary is in possession of all Governmental Actions/Filings necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being or currently planned to be conducted, except where the failure to have such Governmental Actions/Filings could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on such Subsidiary. Complete and correct copies of the Charter Documents of each Subsidiary, as amended and currently in effect, have been heretofore delivered or made available to Parent or Parent’s counsel. No Subsidiary is in violation of any of the provisions of its Charter Documents.

(c)         Each Subsidiary is duly qualified or licensed to do business as a foreign corporation or foreign limited liability company and is in good standing in each jurisdiction where the character of the properties owned, leased, or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Noble or such Subsidiary. Each jurisdiction in which each Subsidiary is so qualified or licensed is listed in Schedule 3.2(c).

(d)         The minute books of each Subsidiary contain true, complete, and accurate records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof), similar governing bodies, and shareholders, and copies of the minute books of each Subsidiary have been heretofore delivered or made available to Parent or Parent’s counsel.

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3.3         Capitalization.

(a)         As of the date of this Agreement, the authorized capital stock of Noble consists of 100 Noble Ordinary Shares, all of which shares are validly issued, fully paid, and nonassessable. Other than the Noble Ordinary Shares, Noble has no class or series of securities or ownership interests authorized by its Charter Documents. Schedule 3.3(a) hereto contains a list of all Noble Ordinary Shares owned by each Person, and each Person’s residence address.

(b)         Except as set forth in Schedule 3.3(b): (i) no Noble Ordinary Shares are reserved for issuance upon the exercise of outstanding options to purchase Noble Ordinary Shares granted to employees of Noble, its Subsidiaries, or other parties (“Noble Options”) and there are no outstanding Noble Options; (ii) no Noble Ordinary Shares are reserved for issuance upon the exercise of outstanding warrants or other rights to purchase Noble Ordinary Shares, and there are no outstanding warrants or other rights; and (iii) no Noble Ordinary Shares are reserved for issuance upon the conversion of preferred shares or any outstanding convertible notes, debentures, or securities, and no preferred shares, convertible notes, debentures, or securities are outstanding. All Noble Ordinary Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and nonassessable. All outstanding Noble Ordinary Shares and Noble Options have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Noble Contracts. No Noble Options are outstanding.

(c)         Except as set forth in Schedule 3.3(c) hereto or as set forth in Sections 3.3(a) and 3.3(b) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests, or similar ownership interests, calls, rights (including preemptive rights), commitments, or agreements of any character to which Noble is a party or by which it is bound obligating Noble to issue, deliver, or sell, or cause to be issued, delivered, or sold, or repurchase, redeem, or otherwise acquire, or cause the repurchase, redemption, or acquisition of, any ownership interests of Noble or obligating Noble to grant, extend, accelerate the vesting of, or enter into any such subscription, option, warrant, equity security, call, right, commitment, or agreement.

(d)         Except as set forth in Schedule 3.3(d) or as contemplated by this Agreement, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan, or other agreements or understandings to which Noble is a party or by which Noble is bound with respect to any ownership interests of Noble.

(e)         Except as provided for in this Agreement or as set forth in Schedule 3.3(e), as a result of the consummation of the transactions contemplated hereby, no shares of capital stock, warrants, options, or other securities of the Parent are issuable and no rights in connection with any shares, warrants, options, or other securities of the Parent accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility, or otherwise).

(f)         No outstanding ownership interest of Noble is unvested or subjected to a repurchase option, risk of forfeiture, or other condition under any applicable agreement with Noble.

3.4         Authority Relative to this Agreement. Noble has full corporate power and authority to: (i) execute, deliver, and perform this Agreement and each ancillary document that Noble has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) subject to the Ourgame Stockholder Approval, carry out Noble’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby (including the Redomestication Merger). The execution and delivery of this Agreement by Noble and, upon receipt of the Ourgame Stockholder Approval, the consummation by Noble of the transactions contemplated hereby (including the Redomestication Merger) will have been duly and validly authorized by all necessary corporate action on the part of Noble (including the approval by its board of directors and shareholders as required by the Corporate Law), and no other corporate proceedings on the part of Noble are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Noble and, assuming the due authorization, execution, and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Noble, enforceable against Noble in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

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3.5         No Conflict; Required Filings and Consents. Except as set forth in Schedule 3.5 hereto:

(a)         The execution and delivery of this Agreement by Noble do not, and upon receipt of the Ourgame Stockholder Approval, the performance of this Agreement by Noble shall not, (i) conflict with or violate Noble’s Charter Documents, (ii) conflict with or violate any Legal Requirements, (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Noble’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of a Lien or encumbrance on any of the properties or assets of Noble pursuant to, any Noble Contracts, or (iv) result in the triggering, acceleration, or increase of any payment to any Person pursuant to any Noble Contract, including any “change in control” or similar provision of any Noble Contract, except, with respect to clauses (ii), (iii) or (iv), for any such conflicts, violations, breaches, defaults, triggerings, accelerations, increases, or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Noble or its Subsidiaries taken as a whole.

(b)         The execution and delivery of this Agreement by Noble does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization, or permit of, or filing with or notification to, any Governmental Entity or other third party (including, without limitation, lenders, lessors, and licensors), except (i) for the filing of the Redomestication Certificate of Merger in accordance with the Corporate Law, (ii) for applicable requirements, if any, of the Securities Act, the Exchange Act, or Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents received from or filed with the relevant authorities of other jurisdictions in which Noble is licensed or qualified to do business, (iii) for the filing of any notifications required under the HSR Act, and the expiration of the required waiting period thereunder, (iv) the consents, approvals, authorizations, and permits described in Schedule 3.5(b), all of which have been obtained and are in full force and effect, (v) the Ourgame Stockholder Approval, and (vi) where the failure to obtain such consents, approvals, authorizations, or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Noble and its Subsidiaries taken as a whole, or, after the Closing, the Parent, or prevent consummation of the Mergers or otherwise prevent the parties hereto from performing their obligations under this Agreement.

3.6         Compliance. Noble has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Noble. The businesses and activities of Noble have not been and are not being conducted in violation of any Legal Requirements, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Noble. Noble is not in default or violation of any term, condition, or provision of any applicable Charter Documents. Except as set forth in Schedule 3.6, no written notice of non-compliance with any Legal Requirements has been received by Noble (and Noble has no knowledge of any such notice delivered to any other Person). Noble is not in violation of any term of any Noble Contract, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Noble and its Subsidiaries as a whole.

3.7         Permits. Noble is in possession of all Permits necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being or currently planned by Noble to be conducted, except where the failure to have such Permits could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Noble. Schedule 3.7 lists all current Permits issued to Noble, including their respective dates of issuance and expiration. No event has occurred or is currently expected to occur that, with or without notice or the issuance of time or both, would reasonably be expected to result in the revocation, suspension, lapse, or limitation of any Permits.

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3.8         Financial Statements.

(a)         Attached to Schedule 3.8(a) are true and complete copies of the draft consolidated financial statements consisting of the consolidated balance sheet and the related statements of income and retained earnings, stockholders’ equity, and cash flow of WPT Enterprises, Inc. for the fiscal years ended December 31, 2017 and 2016, and for the nine-month period ended September 30, 2018 (including, in each case, the notes and schedules thereto, the “Noble Financial Statements,” and together with the Company Financial Statements, the “Draft Financial Statements”). The Noble Financial Statements fairly present in all material respects the financial position of Noble and its Subsidiaries at the date thereof and the results of their operations and cash flows for the period indicated, subject to the absence of footnotes and, with respect to the Company Financial Statements for the nine months ended September 30, 2018, year-end adjustments and those items set forth on Schedule 3.8.

(b)         Effective on and after the date on which Parent files the preliminary Proxy Statement: (i) Noble has established and maintained a system of internal controls, and (ii) to Noble’s knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of Noble’s financial reporting and the preparation of the Noble Financial Statements for external purposes in accordance with U.S. GAAP.

(c)         There are no outstanding loans or other extensions of credit made by Noble to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Noble. Noble has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(d)         The books of account, minute books, and transfer ledgers and other similar books and records of Noble and its Subsidiaries are complete and correct in all material respects, and there have been no material transactions that are required to be set forth therein and which have not been so set forth.

(e)         Except as otherwise noted in the Noble Financial Statements, the accounts and notes receivable of Noble and its Subsidiaries reflected in the Noble Financial Statements: (i) arose from bona fide sales transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid, and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim to which Noble has been notified in writing as of the date hereof except to the extent set forth in such balance sheet contained therein, and (iv) are not the subject of any actions or proceedings brought by or on behalf of Noble or any of its Subsidiaries as of the date hereof.

(f)         To the knowledge of Noble, the auditor of Noble and each of its Subsidiary have at all required times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) “independent” with respect to Noble within the meaning of Regulation S-X under the Exchange Act; and (iii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.

3.9         No Undisclosed Liabilities. Except as set forth in Schedule 3.9 hereto, Noble (including its Subsidiaries) has no liabilities (absolute, accrued, contingent, or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to Noble Financial Statements that are, individually or in the aggregate, material to the business, results of operations, or financial condition of Noble, except: (i) liabilities provided for in or otherwise disclosed in the balance sheet included in the most recent Noble Financial Statements or in the notes to the most recent Noble Financial Statements, and (ii) such liabilities arising in the ordinary course of Noble’s business since the date of the most recent Noble Financial Statement, none of which, individually or in the aggregate, would have a Material Adverse Effect on Noble and its Subsidiaries taken as a whole.

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3.10         Absence of Certain Changes or Events. Except as contemplated by this Agreement or as set forth in Schedule 3.10 hereto, since the date of the most recent Noble Financial Statement, there has not been: (i) any Material Adverse Effect on Noble, (ii) any declaration, setting aside, or payment of any dividend on, or other distribution (in stock or property other than cash) in respect of, any of Noble’s capital stock, or any purchase, redemption, or other acquisition by Noble of any of Noble’s capital stock or any other securities of Noble or any options, warrants, calls, or rights to acquire any such shares or other securities, (iii) any split, combination, or reclassification of any of Noble’s capital stock, (iv) any granting by Noble of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Noble of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Noble of any increase in severance or termination pay or any entry by Noble into any currently effective employment, severance, termination, or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Noble of the nature contemplated hereby, (v) entry by Noble into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Noble with respect to any Governmental Entity, (vi) any material change by Noble in its accounting methods, principles, or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of Noble, (vii) any issuance of capital stock of Noble, (viii) any revaluation by Noble of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Noble other than in the ordinary course of business, or (ix) any material change to Noble’s cash management practices and its policies, practices, and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectable accounts, accrual of accounts receivable, prepayment of expenses, payment of accounts payable, accrual of other expenses, deferral of revenue, or acceptance of customer deposits.

3.11         Litigation. Except as disclosed in Schedule 3.11 hereto, there are no claims, suits, actions, or proceedings pending or, to the knowledge of Noble, threatened against Noble or its Subsidiaries before any court, governmental department, commission, agency, instrumentality, or authority, or any arbitrator.

3.12         Employee Benefit Plans.

(a)         Schedule 3.12(a) lists all employee compensation, incentive, fringe, or benefit plans, programs, policies, commitments, or other arrangements (whether or not set forth in a written document) covering any active or former employee, director, or consultant of Noble, or any trade or business (whether or not incorporated) which is common control with Noble, with respect to which Noble or any Subsidiary has liability (the “Noble Plans”). Noble has made available to Parent accurate, current, and complete copies of all Noble Plans, summary plan descriptions, summaries of material modifications, summaries of benefits and coverage, employee handbooks, and other communications relating to any Plans. All Noble Plans have been maintained and administered in all material respects in compliance with their respective terms and with the requirements prescribed by any and all statutes, orders, rules, and regulations which are applicable to such Noble Plans, and all liabilities with respect to the Noble Plans have been properly reflected in the Noble Financial Statements and other records of Noble or its Subsidiaries, as applicable. No suit, action, or other litigation (excluding claims for benefits incurred in the ordinary course of Noble Plan activities) has been brought, or, to the knowledge of Noble, is threatened, against or with respect to any Noble Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Noble, threatened by any governmental agency with respect to any Noble Plan. All contributions, reserves, or premium payments required to be made or accrued as of the date hereof to the Noble Plans have been timely made or accrued. Noble does not have any plan or commitment to establish any new Noble Plan, to modify any Noble Plan (except to the extent required by law or to conform any such Noble Plan to the requirements of any applicable law, in each case as previously disclosed to Parent in writing, or as required by this Agreement), or to enter into any new Noble Plan. Except as disclosed in Schedule 3.12(a), each Noble Plan can be amended, terminated, or otherwise discontinued after the Closing in accordance with its terms, without liability to Parent or the Company (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

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(b)         Except as disclosed in Schedule 3.12(b) hereto, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus, or otherwise) becoming due to any shareholder, director, officer, or employee of Noble under any Noble Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Noble Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

(c)         Each person who is classified by Noble as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Noble Plan, except for failures to properly classify such persons which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Noble and its Subsidiaries as a whole.

3.13         Labor Matters.

(a)         Schedule 3.13(a) contains a list of all persons who are executive employees of, or independent contractors or consultants that have been paid over $250,000, of Noble and its Subsidiaries as of the date hereof, and sets forth the name and title or position for each such Person. Except as set forth on Schedule 3.13(a), there is no material commission, bonus, or other incentive-based compensation, or fringe benefit provided to any such individual. All compensation, including wages, commissions, bonuses, fees, and other compensation, payable to all employees, independent contractors, or consultants for services rendered on or prior to the date hereof has been paid in full in accordance with Noble’s customary payroll practices and there are no outstanding agreements, understandings, or commitments with respect to any compensation, commissions, bonuses, or fees.

(b)         Except as set forth on Schedule 3.13(b), neither Noble nor any of its Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Noble or its Subsidiaries nor does Noble know of any activities or proceedings of any labor union to organize any such employees. There has never been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work, or other similar labor disruption or dispute affecting Noble, its Subsidiaries, or any of their respective employees. There are no pending grievance or similar proceedings involving Noble, its Subsidiaries, or any of their respective employees subject to a collective bargaining agreement or other labor union contract and there are no continuing obligations of Noble or any Subsidiary pursuant to the resolution of any such proceeding that is no longer pending.

(c)         Noble and each Subsidiary is and has been in compliance with the terms of the collective bargaining agreements and other labor union contracts listed in Schedule 3.13(b), and all applicable laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence, paid sick leave, and unemployment insurance, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Noble and its Subsidiaries as a whole, and is not liable for any arrears of wages or penalties with respect thereto. Noble is in compliance with and has complied with all immigration laws, including Form I-9 requirements and any applicable mandatory EVerify obligations, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Noble and its Subsidiaries as a whole.

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(d)         Except as set forth on Schedule 3.13(d), each employee and consultant of Noble is terminable “at will” subject to applicable notice periods as set forth by law or in the employment agreement, but in any event not more than ninety (90) days, and there are no agreements or understandings between Noble and any of its employees or consultants that their employment or services will be for any particular period. Noble is not aware that any of its officers or key employees intends to terminate his or her employment with Noble. Noble is in compliance in all material respects and, to Noble’s knowledge, each of its employees and consultants is in compliance in all material respects, with the terms of the respective employment and consulting agreements between Noble and such individuals. There are not, and there have not been, any material oral or informal arrangements, commitments or promises between Noble and any employees or consultants of Noble that have not been documented as part of the formal written agreements between any such individuals and Noble that have been made available to Parent.

(e)         Noble’s obligations to provide statutory severance pay to its employees are fully funded or accrued on the most recent Noble Financial Statements and Noble has no knowledge of any circumstance that could give rise to any valid claim by a current or former employee for compensation on termination of employment (beyond the statutory severance pay to which employees are entitled). All amounts that Noble is legally or contractually required either (x) to deduct from its employees’ salaries or to transfer to such employees’ pension or provident, life insurance, incapacity insurance, continuing education fund, or other similar funds or (y) to withhold from its employees’ salaries and benefits and to pay to any Governmental Entity as required by applicable Legal Requirements have, in each case, been duly deducted, transferred, withheld, and paid, and Noble does not have any outstanding obligation to make any such deduction, transfer, withholding, or payment. Except as set forth on Schedule 3.13(e), there are no pending, or to Noble’s knowledge, threatened or reasonably anticipated claims or actions against Noble by any employee in connection with such employee’s employment or termination of employment by Noble.

(f)         No employee or former employee of Noble is owed any wages, benefits, or other compensation for past services (other than wages, benefits, and compensation accrued in the ordinary course of business during the current pay period and any accrued benefits for services, which by their terms or under applicable law, are payable in the future, such as accrued vacation, recreation leave, and severance pay).

3.14         Restrictions on Business Activities. Except as disclosed in Schedule 3.14 hereto, there is no agreement, commitment, exclusive license, judgment, injunction, order, or decree binding upon Noble or any Subsidiary, or their assets or to which Noble or any Subsidiary is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Noble or any Subsidiary, any acquisition of property by Noble or any Subsidiary, or the conduct of business by Noble or any Subsidiary.

3.15         Title to Property.

(a)         Neither Noble nor any Subsidiary owns any Real Property. All Real Property leased, used, or held for use in connection with the business of Noble and its Subsidiaries is shown or reflected on the balance sheet included in the most recent Noble Financial Statements or on Schedule 3.15(a) hereto. Noble and each Subsidiary has a good and valid leasehold interest in all Real Property used by it in the ordinary course of its business, and Noble has delivered or made available to Parent or Parent’s counsel true, complete, and correct copies of all leases and subleases of Real Property. Neither Noble nor any Subsidiary is a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy, or enjoyment of any leased Real Property. Schedule 3.15(a) hereto also contains a list of all options or other contracts under which Noble and each Subsidiary has a right to acquire or the obligation to sell any interest in Real Property.

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(b)         All Personal Property and other assets leased, owned, used, or held for use in connection with the business of Noble and its Subsidiaries is shown or reflected on a balance sheet included in the most recent Noble Financial Statements, other than those entered into or acquired on or after the date of the most recent Noble Financial Statements in the ordinary course of business. Each of Noble and its Subsidiaries have good and valid title to the Personal Property owned by it, and all such Personal Property is in each case held free and clear of all Liens, except for Liens disclosed in the Noble Financial Statements or in Schedule 3.15(b) hereto, none of which Liens is reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of Noble.

(c)         Schedule 3.15(c) hereto contains a list of all leases of Real Property and Personal Property held by Noble and its Subsidiaries. All leases pursuant to which Noble or any Subsidiary leases from others material Real Property or Personal Property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of Noble or a Subsidiary or, to Noble’s knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), which has not been waived, except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on Noble. The use and operation of Real Property and Personal Property in the conduct of Noble’s business do not violate in any material respect any law, covenant, condition, restriction, easement, license, permit, or agreement.

(d)         Noble is in possession of, or has valid and effective rights to, all properties, assets, and rights (including Intellectual Property) required, in all material respects for the effective conduct of its business, as it is currently operated and expected to be operated in the future, in the ordinary course.

3.16         Condition and Sufficiency of Assets. The buildings, structures, furniture, fixtures, machinery, equipment, vehicles, and other items of tangible Personal Property of Noble are structurally sound, in good operating condition and repair, are adequate to the uses to which they are being put, and are sufficient for the continued conduct of the business of Noble and its Subsidiaries after the Closing in substantially the same manner as conducted prior to the Closing.

3.17          Intellectual Property.

(a)         Schedule 3.17(a) hereto contains a description of all Intellectual Property of Noble and its Subsidiaries. Noble and each of its Subsidiaries owns or has enforceable rights to use all Intellectual Property necessary or required for the conduct of its business as presently conducted or as presently contemplated to be conducted. Except as disclosed in Schedule 3.17(a) hereto, no Intellectual Property that is owned by, or licensed to, Noble or a Subsidiary, including software and software programs developed by or exclusively licensed to Noble or any Subsidiary (specifically excluding any off the shelf or shrink-wrap software) or any current version of products or service offerings of Noble or any Subsidiary is subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Noble or any Subsidiary, or which may affect the validity, use, or enforceability of such Intellectual Property, which in any such case could reasonably be expected to have a Material Adverse Effect on Noble.

(b)         Except as disclosed in Schedule 3.17(b) hereto, Noble or a Subsidiary owns and has good and exclusive title to each material item of Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted by it in the ordinary course of business), and neither Noble nor any Subsidiary has entered into any agreement, and has no current plans, to sell, transfer, dispose of, or enter into an exclusive license with respect to any material item of Intellectual Property. Noble or a Subsidiary is the exclusive owner of all material Patents and registered Trademarks and Copyrights used in connection with the operation or conduct of the business of Noble and its Subsidiaries including the sale of any products or the provision of any services by Noble and its Subsidiaries.

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(c)         Noble and each of its Subsidiaries have complied with the duty of candor and good faith in dealing with the U.S. Patent and Trademark Office and any similar duties in dealing with any foreign intellectual property office. To Noble’s knowledge, there are no material defects in the preparation and filing of any of Noble’s or its Subsidiaries’ owned or licensed Patents, Trademarks, and Copyrights.

(d)         The operation of the business of Noble and its Subsidiaries as such business currently is conducted, including Noble’s use of any product, device, or process, has not and does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction and neither Noble nor its Subsidiaries has received any claims, notices, or threats from third parties alleging any such infringement, misappropriation, conflict, or violation of such third party’s Intellectual Property rights, or unfair competition or trade practices with respect thereof, and Noble is unaware of any facts which would form a reasonable basis for any such claim.

(e)         To Noble’s knowledge, no employee of Noble or its Subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, Patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any other restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with Noble or a Subsidiary, or actions undertaken by the employee while employed with Noble or a Subsidiary, and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

(f)         Noble and its Subsidiaries have taken reasonable steps necessary to secure interests in the Intellectual Property developed by their employees, consultants, agents, and contractors in the course of their service to Noble or a Subsidiary, as applicable, including the execution of valid assignment and nondisclosure agreements for the benefit of Noble or its Subsidiaries by such employees, consultants, agents, and contractors under which they have assigned to Noble or its Subsidiaries all of their right, title, and interest in and to any Intellectual Property rights developed by them in the course of their service to Noble or its Subsidiaries and used in or related to the business of Noble or its Subsidiaries.

3.18         Taxes. Except as set forth in Schedule 3.18 hereto:

(a)         Noble and its Subsidiaries have timely filed all Returns required to be filed by Noble and its Subsidiaries with any Tax authority prior to the date hereof, except such Returns that are not material to Noble. All such Returns are true, correct, and complete in all material respects. Noble has paid all Taxes shown to be due and payable on such Returns.

(b)         All Taxes that Noble or its Subsidiaries are required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper Governmental Entity to the extent due and payable.

(c)         Neither Noble nor any Subsidiary has been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, proposed, or assessed against Noble or any Subsidiary, nor has Noble or any Subsidiary executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d)         No audit or other examination of any Return of Noble or any Subsidiary by any Tax authority is presently in progress, nor has Noble or any Subsidiary been notified in writing of any request for such an audit or other examination.

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(e)         No adjustment relating to any Returns filed by Noble or any Subsidiary has been proposed in writing, formally or informally, by any Tax authority to Noble or any Subsidiary or any representative thereof.

(f)         Neither Noble nor any Subsidiary has any liability for any unpaid Taxes which have not been accrued for or reserved on the balance sheets included in the Noble Financial Statements, whether asserted or unasserted, contingent or otherwise, other than any material liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Noble in the ordinary course of business.

(g)         There is no limitation on the utilization of net operating losses, capital losses, built-in losses, tax credits, or similar items of Noble under Sections 269, 382, 383, 384, or 1502 of the Code.

(h)         Schedule 3.18(i) sets forth all foreign jurisdictions in which Noble or its Subsidiaries is subject to Tax. Neither Noble nor any Subsidiary has entered into a gain recognition agreement pursuant to Treasury Regulations 1.367(a)-8. Neither Noble nor any Subsidiary has transferred an intangible, the transfer of which would be subject to Section 367(d) of the Code.

3.19         Environmental Matters.

(a)         Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect on Noble and its Subsidiaries as a whole, or as disclosed in Schedule 3.19(a) hereto: (i) Noble and its Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently operated or being constructed by Noble and its Subsidiaries (including soils, groundwater, surface water, air, buildings, or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned, operated, or constructed by Noble and its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership, operation, or construction by Noble or its Subsidiaries or, to Noble’s knowledge, during any prior period; (iv) neither Noble nor any Subsidiary is subject to liability for any Hazardous Substance disposal or contamination on any third party or public property (whether above, on, or below ground or in the atmosphere or water); (v) neither Noble nor any Subsidiary has been associated with any release or threat of release of any Hazardous Substance; (vi) neither Noble nor any Subsidiary has received any written notice, demand, letter, claim, or request for information alleging that Noble or any Subsidiary may be in violation of or liable under any Environmental Law; and (vii) neither Noble nor any Subsidiary is subject to any orders, decrees, injunctions, or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

(b)         Schedule 3.19(b) sets forth all environmental studies and investigations completed or in process with respect to Noble and its Subsidiaries or their respective properties, assets, or operations, including all phase reports, that are known to Noble. All such written reports and material documentation relating to any such study or investigation have been heretofore provided or made available by Noble to Parent or its counsel.

3.20         Brokers; Third Party Expenses. Except as set forth in Schedule 3.20 hereto, neither Noble nor any Subsidiary has incurred, nor will it incur, directly or indirectly, any liability for brokerage, finders’ fees, agent’s commissions, or any similar charges in connection with this Agreement or any transactions contemplated hereby. Notwithstanding the foregoing, in no event will Parent be required to issue unrestricted shares of Parent Common Stock to any Person in connection with this Agreement or any transactions contemplated hereby.

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3.21         Agreements, Contracts, and Commitments.

(a)         Schedule 3.21(a) hereto sets forth a complete and accurate list of all Material Noble Contracts, specifying the parties thereto. For purposes of this Agreement, the term “Noble Contracts” means all contracts, agreements, leases, mortgages, indentures, notes, bonds, licenses, permits, franchises, purchase orders, sales orders, and other understandings, commitments and obligations (including, without limitation, outstanding offers and proposals) of any kind, whether written or oral, to which Noble or any Subsidiary is a party or by or to which any of their properties or assets may be bound, subject or affected (including without limitation notes or other instruments payable to Noble); the term “Material Noble Contracts” means (i) each Noble Contract (A) providing for payments (present or future) to Noble or any Subsidiary in excess of $25,000 in the aggregate or (B) under or in respect of which Noble or any Subsidiary presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $25,000, (ii) each Noble Contract that otherwise is or may be material to the businesses, operations, assets, condition (financial or otherwise), or prospects of Noble or any Subsidiary, and (iii) the limitations of subclauses (i) and (ii) notwithstanding, each of the following Noble Contracts:

(1)         any mortgage, indenture, note, installment obligation, or other instrument, agreement, or arrangement for or relating to any borrowing of money by or from Noble or any Subsidiary and by or to any Insider;

(2)         any mortgage, indenture, note, installment obligation, or other instrument, agreement, or arrangement for or relating to any borrowing of money from an Insider by Noble;

(3)         any guaranty, direct or indirect, by Noble, a Subsidiary, or any Insider of Noble of any obligation for borrowings or otherwise, excluding endorsements made for collection in the ordinary course of business;

(4)         any Noble Contract of employment or management;

(5)         any Noble Contract made other than in the ordinary course of business or (x) providing for the grant of any preferential rights to purchase or lease any asset of Noble or any Subsidiary or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of Noble or any Subsidiary;

(6)         any obligation to register any shares of the capital stock or other securities of Noble with any Governmental Entity;

(7)         any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets, or stock of other Persons;

(8)         any obligation to make payments or capital contributions, contingent or otherwise, to any Affiliate;

(9)         any collective bargaining agreement with any labor union;

(10)         any lease or similar arrangement for the use by Noble or any Subsidiary of real property or Personal Property where the annual lease payments are greater than $100,000 (other than any lease of vehicles, office equipment, or operating equipment made in the ordinary course of business);

(11)         any Noble Contract granting or purporting to grant, or otherwise in any way relating to, any mineral rights or any other interest (including, without limitation, a leasehold interest) in real property;

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(12)         any Noble Contract to which any Insider, or any entity owned or controlled by an Insider, is a party; and

(13)         any offer or proposal which, if accepted, would constitute any of the foregoing.

(b)         Each Material Noble Contract was entered into at arms’ length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by principles governing the availability of equitable remedies. To Noble’s knowledge, no other party to a Material Noble Contract is the subject of a bankruptcy or insolvency proceeding. True, correct, and complete copies of all Material Noble Contracts and all offers and proposals that, if accepted, would constitute Material Noble Contracts (or written summaries in the case of oral Material Noble Contracts or offers or proposals) have been heretofore delivered to Parent or Parent’s counsel.

(c)         Except as set forth in Schedule 3.21(c), neither Noble nor any Subsidiary party thereto, nor to Noble’s knowledge, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Noble Contract, and no party to any Noble Contract has given any written notice of any claim of any such breach, default, or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Noble. Each Material Noble Contract that has not expired by its terms in full force and effect.

3.22         Insurance. Schedule 3.22 sets forth Noble’s and its Subsidiaries’ Insurance Policies. To Noble’s knowledge, the coverages provided by such Insurance Policies are of the type and in the amounts customarily carried by persons conducting a business similar to Noble’s business and are adequate in amount and scope for Noble’s business and operations, including any insurance required to be maintained by Noble Contracts. Noble has not received any written notice of cancellation of, or premium increase with respect to, or alteration of coverage under, any such Insurance Policies. Except as set forth in Schedule 3.22, there are no claims related to the business of Noble or any Subsidiary pending under any such Insurance Policies as to which coverage has been questioned, denied, or disputed or in respect of which there is an outstanding reservation of rights.

3.23         Governmental Actions/Filings.

(a)         Except as set forth in Schedule 3.23(a), Noble and its Subsidiaries have been granted and hold, and have made, all Governmental Actions/Filings (including, without limitation, Governmental Actions/Filings required for emission or discharge of effluents and pollutants into the air and the water) necessary to the conduct by Noble and its Subsidiaries of its business (as presently conducted) or used or held for use by Noble and its Subsidiaries, and true, complete, and correct copies of which have heretofore been delivered to Parent. Each such Governmental Action/Filing is in full force and effect and, except as disclosed in Schedule 3.23(a) hereto, will not expire prior to December 31, 2018 and Noble and its Subsidiaries are in substantial compliance with all of their respective obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings except such events which, either individually or in the aggregate, would not have a Material Adverse Effect upon Noble.

(b)         Except as set forth in Schedule 3.23(b), no Governmental Action/Filing is necessary to be obtained, secured, or made by Noble to enable the Company to continue to conduct Noble’s businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

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3.24         Interested Party Transactions. Except as set forth in the Schedule 3.24 hereto, no employee, officer, director, or shareholder of Noble or its Subsidiaries or, to Noble’s knowledge any member of his or her immediate family, is indebted to Noble or any Subsidiary, nor is Noble or any Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of such Persons, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Noble, and (iii) for other employee benefits made generally available to all employees. Except as set forth in Schedule 3.20, to Noble’s knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom Noble is affiliated or with whom Noble has a contractual relationship, or in any Person that competes with Noble or its Subsidiaries, except that each Insider and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Noble or its Subsidiaries. Except as set forth in Schedule 3.20, to the knowledge of Noble, no Insider or any member of an Insider’s immediate family is, directly or indirectly, interested in any Material Noble Contract with Noble (other than such contracts as relate to any such Person’s ownership of capital stock or other securities of Noble or such Person’s employment with Noble).

3.25         Board Approval. The Board of Directors of Noble (including any required committee or subgroup thereof) has, as of the date of this Agreement, duly approved this Agreement and the transactions contemplated hereby.

3.26         No Additional Representations and Warranties. Except as provided in this Article III, Section 1.10(b), Section 6.1(c) and Section 6.6(a), neither Noble, any Subsidiary, any of their respective Affiliates, nor any of their respective directors, officers, employees, stockholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to Parent or Merger Sub or their Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to Parent or Merger Sub or their Affiliates.

3.27         Survival of Representations and Warranties. The representations and warranties of Noble set forth in this Agreement shall survive the Closing as set forth in Section 8.4(a).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Subject to the exceptions set forth in Schedule 4 attached hereto (the “Parent Schedule”), Parent and Merger Sub represent and warrant to, and covenant with, the Company, Noble, and Shareholders, as follows:

4.1         Organization and Qualification.

(a)         Each of Parent and Merger Sub is a corporation duly incorporated, validly existing, and in good standing under the Corporate Law and has the requisite corporate power and authority to own, lease, and operate its assets and properties and to carry on its business as it is now being or currently planned by Parent to be conducted. Each of Parent and Merger Sub is in possession of all Governmental Actions/Filings necessary to own, lease, and operate the properties it purports to own, operate, or lease and to carry on its business as it is now being or currently planned by Parent to be conducted, except where the failure to have such Governmental Actions/Filings could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent. Complete and correct copies of the Charter Documents of each of Parent and Merger Sub, as amended and currently in effect, have been heretofore delivered or made available to the Company or its counsel. Neither Parent nor Merger Sub is in violation of any of the provisions of its Charter Documents.

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(b)         Each of Parent and Merger Sub is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased, or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent. Each jurisdiction in which Parent or Merger Sub is so qualified or licensed is listed in Schedule 4.1(b)

4.2         Subsidiaries. Parent has no direct or indirect subsidiaries or participations in joint ventures or other entities other than Merger Sub. Parent owns all of the outstanding equity securities of Merger Sub, free and clear of all Liens. Merger Sub does not have any assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever, except for such obligations as are imposed under this Agreement.

4.3         Capitalization.

(a)         As of the date of this Agreement, the authorized capital stock of Parent consists of 35,000,000 shares of Parent Common Stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, par value $0.0001 per share (“Parent Preferred Stock”), of which 17,695,000 shares of Parent Common Stock and no shares of Parent Preferred Stock are issued and outstanding, all of which are validly issued, fully paid, and nonassessable.

(b)         Except as set forth in Schedule 4.3(b): (i) no shares of Parent Common Stock are reserved for issuance upon the exercise of outstanding options to purchase Parent Common Stock granted to employees of Parent or other parties (“Parent Stock Options”) and there are no outstanding Parent Stock Options; (ii) 14,245,000 shares of Parent Common Stock are reserved for issuance upon the exercise of outstanding Parent Warrants; (iii) 1,424,500 shares of Parent Common Stock are reserved for issuance upon the exchange of outstanding rights exchangeable for Parent Common Stock (“Parent Rights”); (iv) 1,260,000 shares of Parent Common Stock are reserved for issuance upon the exercise of outstanding unit purchase options (“Parent Unit Purchase Options”) and upon the exercise of securities underlying such Parent Unit Purchase Options; and (v) no shares of Parent Common Stock are reserved for issuance upon the conversion of any outstanding convertible notes, debentures, or securities. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and nonassessable. All outstanding shares of Parent Common Stock and all outstanding Parent Warrants, Parent Rights, and Parent Unit Purchase Options have been issued and granted in compliance with (x) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (y) all requirements set forth in any applicable Parent Contracts.

(c)         Except as set forth in Schedule 4.3(c) hereto or as set forth in Sections 4.3(a) and 4.3(b) hereof, there are no subscriptions, options, warrants, equity securities, partnership interests, or similar ownership interests, calls, rights (including preemptive rights), commitments, or agreements of any character to which Parent or Merger Sub is a party or by which Parent or Merger Sub is bound obligating Parent to issue, deliver, or sell, or cause to be issued, delivered, or sold, or to repurchase, redeem, or otherwise acquire, or cause the repurchase, redemption, or acquisition of, any shares of capital stock of Parent or obligating Parent to grant, extend, accelerate the vesting of, or enter into any such subscription, option, warrant, equity security, call, right, commitment, or agreement.

(d)         Except as set forth in Schedule 4.3(d) or as contemplated by this Agreement, there are no registrations rights, and there is no voting trust, proxy, rights plan, anti-takeover plan, or other agreements or understandings to which Parent is a party or by which Parent is bound with respect to any equity security of any class of the Parent Stock.

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(e)         Except as provided for in this Agreement or as set forth in Schedule 4.3(e), as a result of the consummation of the transactions contemplated hereby, no shares of capital stock, warrants, options, or other securities of Parent are issuable and no rights in connection with any shares, warrants, options, or other securities of the Parent accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(f)         No outstanding shares of Parent Common Stock are unvested or subjected to a repurchase option, risk of forfeiture, or other similar condition under any applicable agreement with Parent.

(g)         The shares of Parent Common Stock and Parent Warrants to be issued by Parent in connection with the Transaction Merger, upon issuance in accordance with the terms of this Agreement, will be duly authorized and validly issued and such shares of Parent Common Stock and Parent Warrants will be fully paid and nonassessable.

4.4         Authority Relative to this Agreement. Each of Parent and Merger Sub has full corporate power and authority to: (i) execute, deliver, and perform this Agreement, and each ancillary document that it has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby (including the Mergers). The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby (including the Mergers) have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub (including the approval by its board of directors), and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than approval of the Parent Stockholder Matters. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution, and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

4.5         No Conflict; Required Filings and Consents.

(a)         The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub shall not: (i) conflict with or violate Parent’s or Merger Sub’s Charter Documents, (ii) conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Parent’s or Merger Sub’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent or Merger Sub pursuant to, any Parent Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults, or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Parent and Merger Sub taken as a whole.

(b)         The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of their obligations hereunder will not, require any consent, approval, authorization, or permit of, or filing with or notification to, any Governmental Entity, except (i) for the filing of the Certificates of Merger in accordance with the Corporate Law, (ii) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Parent is qualified to do business, (iii) for the filing of any notifications required under the HSR Act and the expiration of the required waiting period thereunder, (iv) the qualification of Parent as a foreign corporation in those jurisdictions in which the business of the Company makes such qualification necessary, and (v) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, or prevent consummation of the Mergers or otherwise prevent the parties hereto from performing their obligations under this Agreement.

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4.6         Compliance. Each of Parent and Merger Sub has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent. The businesses and activities of Parent and Merger Sub have not been and are not being conducted in violation of any Legal Requirements, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent. Neither Parent nor Merger Sub is in default or violation of any term, condition or provision of any applicable Charter Documents. Except as set forth in Schedule 4.6, no written notice of non-compliance with any Legal Requirements has been received by Parent or Merger Sub (and Parent and Merger Sub have no knowledge of any such notice delivered to any other Person). Neither Parent nor Merger Sub is in violation of any term of any Parent Contract, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Parent.

4.7         Parent SEC Reports and Financial Statements.

(a)         The Parent has timely filed all required registration statements, reports, schedules, forms, statements, and other documents required to be filed by it with the SEC since October 2, 2017 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “Parent SEC Reports”). None of the Parent SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of Parent (“Parent Audited Financial Statements”) and unaudited interim financial statements of Parent (“Parent Unaudited Financial Statements” and, together with the Parent Audited Financial Statements, the “Parent Financial Statements”) (including, in each case, the notes and schedules thereto) included in the Parent SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of Parent and its Subsidiaries as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.

(b)         Parent has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act) designed to ensure that material information relating to Parent is made known to Parent’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To Parent’s knowledge, such disclosure controls and procedures are effective in timely alerting Parent’s principal executive officer and principal financial officer to material information required to be included in Parent’s periodic reports required under the Exchange Act.

(c)         Parent has established and maintained a system of internal controls. To Parent’s knowledge, such internal controls are effective to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of the Parent Financial Statements for external purposes in accordance with U.S. GAAP.

(d)         There are no outstanding loans or other extensions of credit made by Parent to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Parent. Parent has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(e)         The books of account, minute books, and transfer ledgers and other similar books and records of Parent and Merger Sub are complete and correct in all material respects, and there have been no material transactions that are required to be set forth therein and which have not been so set forth.

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(f)         Except as otherwise noted in the Parent Financial Statements, the accounts and notes receivable of Parent reflected in the Parent Financial Statements: (i) arose from bona fide transactions in the ordinary course of business and are payable on ordinary trade terms, (ii) are legal, valid, and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (iii) are not subject to any valid set-off or counterclaim to which Parent has been notified in writing as of the date hereof except to the extent set forth in such balance sheet contained therein, and (iv) are not the subject of any actions or proceedings brought by or on behalf of Parent as of the date hereof.

4.8         No Undisclosed Liabilities. Except as set forth in Schedule 4.8 hereto, Parent and Merger Sub have no liabilities (absolute, accrued, contingent, or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to Parent Financial Statements that are, individually or in the aggregate, material to the business, results of operations, or financial condition of Parent, except: (i) liabilities provided for in or otherwise disclosed in the balance sheet included in the most recent Parent Financial Statements or in the notes to the most recent Parent Financial Statements, and (ii) such liabilities arising in the ordinary course of the Parent’s business since the date of the most recent Parent Financial Statement, none of which, individually or in the aggregate, would have a Material Adverse Effect on Parent.

4.9         Absence of Certain Changes or Events. Except as set forth in Parent SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since the date of the most recent Parent Financial Statement, there has not been: (i) any Material Adverse Effect on Parent, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock, or property) in respect of, any of Parent’s capital stock, or any purchase, redemption, or other acquisition by Parent of any of Parent’s capital stock or any other securities of Parent or any options, warrants, calls, or rights to acquire any such stock or other securities, (iii) any split, combination, or reclassification of any of Parent’s capital stock, (iv) any granting by Parent of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Parent of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Parent of any increase in severance or termination pay or any entry by Parent into any currently effective employment, severance, termination, or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated hereby, (v) entry by Parent into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Parent with respect to any Governmental Entity, (vi) any material change by Parent in its accounting methods, principles, or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of Parent, (viii) any issuance of capital stock of Parent, or (ix) any revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Parent other than in the ordinary course of business.

4.10         Litigation. There are no claims, suits, actions, or proceedings pending, or, to Parent’s knowledge, threatened against Parent or Merger Sub, before any court, governmental department, commission, agency, instrumentality, or authority, or any arbitrator.

4.11         Employee Benefit Plans. Neither Parent nor Merger Sub maintains, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus, or otherwise) becoming due to any stockholder, director, or employee of Parent or Merger Sub, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

4.12         Labor Matters. Neither Parent nor Merger Sub is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Parent or Merger Sub and neither Parent nor Merger Sub knows of any activities or proceedings of any labor union to organize any such employees.

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4.13         Business Activities. Since its organization, neither Parent nor Merger Sub has conducted any business activities other than activities directed toward the accomplishment of a business combination. Except as set forth in the Parent Charter Documents, there is no agreement, commitment, exclusive license, judgment, injunction, order, or decree binding upon Parent or Merger Sub or to which Parent or Merger Sub is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent, any acquisition of property by Parent, or the conduct of business by Parent.

4.14         Title to Property. Neither Parent nor Merger Sub owns or leases any real property or personal property. Except as set forth in Schedule 4.14, there are no options or other contracts under which Parent or Merger Sub has a right or obligation to acquire or lease any interest in real property or personal property.

4.15         Intellectual Property. Neither Parent nor Merger Sub owns, licenses, or otherwise has any right, title or interest in any material Intellectual Property.

4.16         Taxes. Except as set forth in Schedule 4.16 hereto:

(a)         Each of Parent and Merger Sub has timely filed all Returns required to be filed by Parent and Merger Sub with any Tax authority prior to the date hereof, except such Returns which are not material to Parent. All such Returns are true, correct, and complete in all material respects. Each of Parent and Merger Sub has paid all Taxes shown to be due and payable on such Returns.

(b)         All Taxes that Parent and Merger Sub are required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper Governmental Entity to the extent due and payable.

(c)         Neither Parent nor Merger Sub has been delinquent in the payment of any Tax, nor is there any Tax deficiency outstanding, proposed or assessed against Parent, nor has Parent or Merger Sub executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(d)         No audit or other examination of any Return of Parent or Merger Sub by any Tax authority is presently in progress, nor has Parent or Merger Sub been notified in writing of any request for such an audit or other examination.

(e)         No adjustment relating to any Returns filed by Parent or Merger Sub has been proposed in writing, formally or informally, by any Tax authority to Parent or Merger Sub or any representative thereof.

(f)         Neither Parent nor Merger Sub has any liability for any unpaid Taxes which have not been accrued for or reserved on Parent’s balance sheets included in the Parent Audited Financial Statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, other than any material liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Parent in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Parent.

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4.17         Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect: (i) each of Parent and Merger Sub has complied with all applicable Environmental Laws; (ii) the properties currently operated or being constructed by Parent and Merger Sub (including soils, groundwater, surface water, air, buildings, or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned, operated, or constructed by Parent and Merger Sub were not contaminated with Hazardous Substances during the period of ownership, operation, or construction by Parent or Merger Sub or, to Parent’s or Merger Sub’s knowledge, during any prior period; (iv) neither Parent nor Merger Sub is subject to liability for any Hazardous Substance disposal or contamination on any third party or public property (whether above, on, or below ground or in the atmosphere or water); (v) neither Parent nor Merger Sub has been associated with any release or threat of release of any Hazardous Substance; (vi) neither Parent nor Merger Sub has received any notice, demand, letter, claim, or request for information alleging that Parent or Merger Sub may be in violation of or liable under any Environmental Law; and (vii) neither Parent nor Merger Sub is subject to any orders, decrees, injunctions, or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

4.18         Brokers. Except as set forth in Schedule 4.18, neither Parent nor Merger Sub has incurred, and neither will incur, directly or indirectly, any liability for brokerage or finders’ fees or agent’s commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

4.19         Agreements, Contracts, and Commitments.

(a)         Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement or as set forth in Schedule 4.19(a), other than confidentiality and non-disclosure agreements, there are no contracts, agreements, leases, mortgages, indentures, notes, bonds, Liens, licenses, Permits, franchises, purchase orders, sales orders, or other understandings, commitments, or obligations (including outstanding offers or proposals) of any kind, whether written or oral, to which Parent or Merger Sub is a party or by or to which any of the properties or assets of Parent or Merger Sub may be bound, subject or affected, which may not be cancelled by Parent or Merger Sub on 30 days’ or less prior notice (“Parent Contracts”).

(b)         Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement, each Parent Contract was entered into at arms’ length and in the ordinary course, is in full force and effect, and is valid and binding upon and enforceable against each of the parties thereto, except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by principles governing the availability of equitable remedies. True, correct, and complete copies of all Parent Contracts (or written summaries in the case of oral Parent Contracts) have been heretofore been made available to the Company or Company counsel.

(c)         Neither Parent or Merger Sub nor, to the knowledge of Parent, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Parent Contract, and no party to any Parent Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Parent. Each Parent Contract that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on Parent.

4.20         Insurance. Except for directors’ and officers’ liability insurance, neither Parent nor Merger Sub maintains any Insurance Policy.

4.21         Interested Party Transactions. Except as set forth in the Parent SEC Reports filed prior to the date of this Agreement: (a) no employee, officer, director, or stockholder of Parent or Merger Sub or a member of his or her immediate family is indebted to Parent nor is Parent indebted (or committed to make loans or extend or guarantee credit) to any of them, other than reimbursement for reasonable expenses incurred on behalf of Parent; and (b) to Parent’s knowledge, no officer, director, or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Parent (other than such contracts as relate to any such individual ownership of capital stock or other securities of Parent).

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4.22         Parent Listing. Parent’s units, the Parent Common Stock, Parent Warrants, and Parent Rights are listed for trading on the Nasdaq Capital Markets (“Nasdaq”). There is no action or proceeding pending or, to the Company’s knowledge, threatened against Parent by Nasdaq with respect to any intention by Nasdaq to prohibit or terminate the listing of Parent’s securities on Nasdaq.

4.23         Board Approval. Parent’s Board of Directors has, as of the date of this Agreement, unanimously (i) declared the advisability of the Mergers and approved this Agreement and the transactions contemplated hereby, (ii) determined that the Mergers are in the best interests of the stockholders of Parent, and (iii) determined that the fair market value of the Company is equal to at least 80% of the balance in the Trust Fund.

4.24         Trust Fund. As of the last Parent Unaudited Financial Statements prior to the date hereof, Parent had $140,580,447 invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 in a trust account administered by Continental (the “Trust Fund”). The Trust Fund shall be utilized in accordance with Section 6.14 hereof.

4.25         No Additional Representations and Warranties. Except as provided in this Article IV, Section 6.1(c), Section 6.2(c) and Section 6.6(a), neither Parent or Merger Sub, any of their respective Affiliates, nor any of their respective directors, officers, employees, shareholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to the Company, any Subsidiary, or their Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Company, any Subsidiary or their Affiliates.

4.26         No Survival of Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall terminate at the Closing.

ARTICLE V

CONDUCT PRIOR TO THE CLOSING DATE

5.1         Conduct of Business by the Company, Noble, Parent, and Merger Sub. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, and except to the extent that the other party otherwise consents in writing or as contemplated by this Agreement or as part of the Pre-Closing Reorganization, each of the Company and its Subsidiaries, Noble and its Subsidiaries, Parent, and Merger Sub:

(a)         shall carry on its business in the usual, regular, and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not be reasonably expected to have a Material Adverse Effect, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable best efforts, consistent with past practices and policies, to (i) preserve substantially intact its present business organization, (ii) keep available the services of its present key officers and employees, (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings, and (iv) preserve and maintain all Permits.

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(b)         shall not (except where noncompliance would not be reasonably expected to have a Material Adverse Effect or as expressly contemplated by Schedule 5.1(b) hereto):

(1)         Transfer or license to any person or otherwise extend, amend, or modify any material rights to any Intellectual Property or enter into grants to transfer or license to any person future Patent rights, other than in the ordinary course of business consistent with past practices;

(2)         Declare, set aside, or pay any dividends on or make any other distributions (whether in cash, stock, equity securities, or property) in respect of any capital stock (or membership interest) or split, combine, or reclassify any capital stock (or membership interest) or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock; other than distributions of cash to the stockholders or equity holders of the Company, Noble and their respective Subsidiaries; provided that such distributions will not cause less than an aggregate of $2,500,000 of cash as of the Closing Date to remain on the balance sheet of the Company, Noble and their respective Subsidiaries on a consolidated basis unless Parent provides prior written consent to such distribution;

(3)         Except in connection with the Redomestication Merger, purchase, redeem, or otherwise acquire, directly or indirectly, any ownership interests of the Company, Noble, or Parent;

(4)         Issue, deliver, sell, authorize, pledge, or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or other equity securities, or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or subscriptions, rights, warrants, or options to acquire any shares of capital stock or other equity securities or any securities convertible into or exchangeable for shares of capital stock or other equity securities, or enter into other agreements or commitments of any character obligating it to issue any such shares, equity securities or convertible or exchangeable securities;

(5)         Amend its Charter Documents;

(6)         Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association, or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Parent, Noble, or the Company, as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services. For purposes of this paragraph, “material” includes the requirement that, as a result of such transaction, financial statements of the acquired, merged or consolidated entity be included in the Proxy Statement;

(7)         Sell, lease, license, encumber, or otherwise dispose of any properties or assets, except (A) sales of inventory in the ordinary course of business consistent with past practice, and (B) the sale, lease, or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

(8)         Incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person or Persons, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Parent, Noble, or the Company, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition, or enter into any arrangement having the economic effect of any of the foregoing;

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(9)         Adopt or amend any employee benefit plan, policy, or arrangement, any employee stock purchase or employee stock option plan, or accelerate, amend, or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director, or other equity plans or authorize cash payments in exchange for any options granted under any of such plans, or permit any Person to exercise any of its discretionary rights under any plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights, or the termination of any cancellation rights issued pursuant to such plans, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices or to conform to the requirements of any applicable law, or grant any severance or termination pay to any officer or any employee, except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement, or arrangement existing on the date hereof;

(10)         Pay, discharge, settle, or satisfy any claims, liabilities, or obligations (absolute, accrued, asserted, or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement, or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the Company Financial Statements, the Noble Financial Statements, or in the most recent financial statements included in the Parent SEC Reports filed prior to the date of this Agreement, as applicable, or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from, or knowingly fail to enforce any confidentiality or similar agreement to which the Company is a party or of which the Company is a beneficiary or to which Noble is a party or of which Noble is a beneficiary, or to which Parent is a party or of which Parent is a beneficiary, as applicable;

(11)         Settle any litigation where the consideration given is other than monetary or to which an Insider is a party;

(12)         Except in the ordinary course of business consistent with past practices, modify, amend, or terminate any Company Contract, Noble Contract, or Parent Contract, as applicable, or waive, delay the exercise of, release, or assign any material rights or claims thereunder;

(13)         Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices, or make any material change to its cash management practices and its policies, practices, and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectable accounts, accrual of accounts receivable, prepayment of expenses, payment of accounts payable, accrual of other expenses, deferral of revenue, or acceptance of customer deposits;

(14)         Except in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract, or commitment requiring such party to pay in excess of $250,000 in any 12 month period;

(15)         Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice;

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(16)         Form or establish any subsidiary except in the ordinary course of business consistent with prior practice or as contemplated by this Agreement;

(17)         Make capital expenditures except in accordance with prudent business and operational practices consistent with prior practice;

(18)         Make or omit to take any action which would be reasonably expected to have a Material Adverse Effect;

(19)         Enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders, managers, members, or other Affiliates other than (i) the payment of salary and benefits and tax distributions in the ordinary course of business consistent with prior practice, and (ii) distributions of cash to the stockholders of the Company, Noble and their respective Subsidiaries (provided that such distributions will not cause less than an aggregate of $2,500,000 of cash as of the Closing Date to remain on the balance sheet of the Company, Noble and their respective Subsidiaries on a consolidated basis unless Parent provides prior written consent to such distribution); or

(20)         Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 5.1(b)(1) through (19) above.

5.2         Confidentiality; Access to Information.

(a)         Confidentiality. The parties agree that they shall be bound by the confidentiality agreement previously executed by the parties (the “Confidentiality Agreement”) with respect to all nonpublic information exchanged in connection with this Agreement and the negotiations related thereto. The terms of the Confidentiality Agreement are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time the Confidentiality Agreement shall terminate. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement shall continue in full force and effect, subject to Section 9.2(b) hereof.

(b)         Access to Information.

(i)         Each of the Company and Noble will afford Parent and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company and Noble during the period prior to the Closing to obtain all information concerning the business, including the status of business development efforts, properties, results of operations and personnel of the Company and Noble, as Parent may reasonably request. No information or knowledge obtained by Parent in any investigation pursuant to this Section 5.2 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Mergers.

(ii)         Parent will afford the Company, Noble, and each of their financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Parent during the period prior to the Closing to obtain all information concerning the business, including properties, results of operations and personnel of Parent, as the Company or Noble may reasonably request. No information or knowledge obtained by the Company or Noble in any investigation pursuant to this Section 5.2 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Mergers.

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5.3         No Solicitation. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, (a) each of the Company and Noble, will not, and will cause its respective Affiliates, employees, agents, officers, directors and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than Parent and its designees) concerning any merger, sale of ownership interests and/or assets of the Company and/or Noble, recapitalization or similar transaction and (b) each of Parent and Merger Sub will not, and will cause its respective Affiliates, employees, agents, officers, directors and representatives not to, directly or indirectly, solicit or enter into discussions or transactions with, or encourage, or provide any information to, any corporation, partnership or other entity or group (other than the Company, Noble, and its or their designees) concerning any merger, purchase of ownership interests and/or assets, recapitalization or similar business combination transaction. In addition, (i) each of the Company and Noble will, and will cause its respective Affiliates, employees, agents, officers, directors and representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted heretofore with respect to any alternative merger, sale of ownership interests and/or assets of the Company and/or Noble, recapitalization or similar transaction and (ii) each of Parent and Merger Sub will, and will cause its respective Affiliates, employees, agents, officers, directors and representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted heretofore with respect to any alternative merger, purchase of ownership interests and/or assets, recapitalization or similar business combination transaction. Each of the Company and Noble will promptly notify Parent if it receives, or if any of its or its Affiliates’ employees, agents, officers, directors or representatives receives, any proposal, offer or submission with respect to a competing transaction after the date of this Agreement. The parties agree that the rights and remedies for noncompliance with this Section 5.3 include specific performance, it being acknowledged and agreed that any breach or threatened breach will cause irreparable injury to the non-breaching party and that money damages would not provide an adequate remedy for such injury. Parent and Merger Sub acknowledge that any efforts undertaken by the Company and its Affiliates in order to complete the Interim Financing shall not constitute a violation of this Section.

5.4         Certain Financial Information. Within fifteen (15) business days after the end of each month between the date hereof and the earlier of the Closing Date and the date on which this Agreement is terminated, each of the Company and Noble shall deliver to Parent unaudited consolidated financial statements for such month, including a balance sheet, statement of operations, statement of cash flows and statement of shareholders’ equity, that are certified as correct and complete by their respective Chief Executive Officer and Chief Financial Officer, prepared in accordance with U.S. GAAP applied on a consistent basis to prior periods (except as may be indicated in the notes thereto) and fairly presenting in all material respects the financial position of the Company or Noble, as applicable, at the date thereof and the results of operations and cash flows for the period indicated, except that such statements need not contain notes and may be subject to normal adjustments that are not expected to have a Material Adverse Effect on the Company or Noble.

5.5         Access to Financial Information. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company and Noble will, and will cause its auditors to (a) continue to provide Parent and its advisors reasonable access to all of the financial information used in the preparation of Company Financial Statements, Noble Financial Statements, and the financial information furnished pursuant to Section 5.4 hereof and (b) reasonably cooperate with any reviews performed by Parent or its advisors of any such Company Financial Statements, Noble Financial Statements, or information.

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5.6         Commercially Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other transactions contemplated by this Agreement, including using commercially reasonable best efforts  to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VII to be satisfied, (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, including the consents referred to in Schedules 2.5 and 3.5, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Parent and its board of directors, Noble and its board of directors, and the Company and its board of directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Mergers, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable best efforts to enable the Mergers and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Parent, Noble, or the Company to agree to any divestiture by itself or any of its Affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1         Proxy Statement; Special Meeting.

(a)         As soon as is reasonably practicable after receipt by Parent from the Company and Noble of all financial and other information relating to the Company and Noble as Parent may reasonably request for its preparation, Parent shall prepare and file with the SEC under the Exchange Act, and with all other applicable regulatory bodies, a proxy statement (“Proxy Statement”) to be used for the purpose of soliciting proxies from holders of Parent Common Stock to vote in favor of (i) the adoption of this Agreement and the approval of the Transaction Merger, (ii) the change of the name of Parent to “Allied Esports Entertainment, Inc.”, (iii) an increase in the number of authorized shares of Parent Common Stock to a number mutually agreeable to Parent and the Company, (iv) amendments to Parent’s Certificate of Incorporation to be effective from and after the Closing to amend Article Sixth thereof so that the existence of Parent shall be perpetual and to remove all SPAC-related provisions that will no longer be applicable to Parent following the Closing, (v) the election to the board of directors of Parent of the individuals identified on Schedule 6.3 (the matters set forth in clauses (i) through (v) being referred to herein as the “Parent Stockholder Matters”), (vi) the adoption of an incentive stock option plan (the “Parent Plan”), and (vii) such other matters as mutually agreed upon between the Company and Parent at a meeting of holders of Parent Common Stock to be called and held for such purpose (the “Special Meeting”). The Parent Plan shall provide that an aggregate of fifteen percent (15%) of the shares of Parent Common Stock to be outstanding at Closing shall be reserved for issuance pursuant to the Parent Plan. The Company and Noble shall each furnish to Parent all information concerning the Company and/or Noble as Parent may reasonably request in connection with the preparation of the Proxy Statement. The Company and its counsel and Noble and its counsel shall be given an opportunity to review and comment on the preliminary Proxy Statement prior to its filing with the SEC, and any SEC comments on the Proxy Statement received by Parent after the initial filing of the Proxy Statement. Parent, with the assistance of the Company and Noble, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use commercially reasonable best efforts to cause the Proxy Statement to be approved by the SEC as promptly as practicable. Parent shall also take any and all actions required to satisfy the requirements of the Securities Act and the Exchange Act.

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(b)         As soon as practicable following the approval for distribution of the Proxy Statement by the SEC, Parent shall distribute the Proxy Statement to the holders of Parent Common Stock and, pursuant thereto, shall call the Special Meeting in accordance with the Corporate Law and, subject to the other provisions of this Agreement, solicit proxies from such holders to vote in favor of the Parent Stockholder Matters, adoption of the Parent Plan and the other matters presented for approval or adoption at the Special Meeting.

(c)         Parent shall comply with all applicable provisions of and rules under the Exchange Act and all applicable provisions of the Corporate Law in the preparation, filing, and distribution of the Proxy Statement, the solicitation of proxies thereunder, and the calling and holding of the Special Meeting. Without limiting the foregoing, Parent shall ensure that the Proxy Statement does not, as of the date on which it is first distributed to holders of Parent Common Stock, and as of the date of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Parent shall not be responsible for the accuracy or completeness of any information relating to the Company or Noble or any other information furnished by the Company or Noble for the purpose of inclusion in the Proxy Statement). The Company represents and warrants that the information relating to the Company supplied by the Company for the purpose of inclusion in the Proxy Statement will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to holders of Parent Common Stock or at the time of the Special Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading. Noble represents and warrants that the information relating to Noble supplied by Noble for the purpose of inclusion in the Proxy Statement will not as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to holders of Parent Common Stock or at the time of the Special Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(d)         Parent, acting through its Board of Directors, shall include in the Proxy Statement the recommendation of its Board of Directors that the holders of Parent Common Stock vote in favor of the adoption of Parent Stockholders Matters and Parent Plan, and shall otherwise use commercially reasonable best efforts to obtain the approval of the Parent Stockholder Matters, Parent Plan and such other matters as mutually agreed upon between the Company and Parent.

6.2         Ourgame Stockholder Approval.

(a)         As soon as is reasonably practicable after receipt by Ourgame from the Parent and Merger Sub of all financial and other information relating to the Parent and Merger Sub as Ourgame may reasonably request for its preparation, Ourgame shall prepare and submit to the Stock Exchange of Hong Kong Limited (the “Stock Exchange”) under the Rules Governing the Listing of the Securities on The Stock Exchange of Hong Kong Limited (the “Listing Rules”), and with all other applicable regulatory bodies, a circular (“Circular”) to be used for the purpose of soliciting proxies from shareholders of Ourgame to vote in favor of, among others, the adoption of this Agreement and the approval of the Transaction Merger (the “Ourgame Stockholder Matters”). The Parent and Merger Sub shall each furnish to Ourgame all information concerning the Parent and/or Merger Sub as Ourgame may reasonably request in connection with the preparation of the Circular. The Parent and its counsel and Merger Sub and its counsel shall be given an opportunity to review and comment on the preliminary draft Circular prior to its submission to the Stock Exchange, and any Stock Exchange’s comments on the Circular received by Ourgame after the submission of the Circular. Ourgame, with the assistance of the Parent and Merger Sub, shall promptly respond to any Stock Exchange’s comments on the Circular and shall otherwise use commercially reasonable best efforts to cause the Circular to be approved by the Stock Exchange as promptly as practicable. Ourgame shall also take any and all actions required to satisfy the requirements of the Listing Rules and applicable rules, regulations and guidance letters.

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(b)         As soon as practicable following the approval for distribution of the Circular by the Stock Exchange, Ourgame shall distribute the Circular to the shareholders of Ourgame and, pursuant thereto, shall call a meeting of the shareholders (the “General Meeting”) in accordance with the articles of association of Ourgame and, subject to the other provisions of this Agreement, solicit proxies from such shareholders to vote in favor of the Ourgame Stockholder Matters and the other matters presented for approval or adoption at the General Meeting.

(c)         Ourgame shall comply with its articles of association, the Listing Rules, and all applicable rules, regulations and guidance letters in the preparation and distribution of the Circular, the solicitation of proxies thereunder, and the calling and holding of the General Meeting. Without limiting the foregoing, Ourgame shall ensure that the Circular does not, as of the date on which it is first distributed to shareholders of Ourgame, and as of the date of the General Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading (provided that Ourgame shall not be responsible for the accuracy or completeness of any information relating to the Parent or Merger Sub or any other information furnished by the Parent or Merger Sub for the purpose of inclusion in the Circular). The Parent represents and warrants that the information relating to the Parent supplied by the Parent for the purpose of inclusion in the Circular will not as of the date on which the Circular (or any amendment or supplement thereto) is first distributed to shareholders of Ourgame or at the time of the General Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading. Merger Sub represents and warrants that the information relating to Merger Sub supplied by Merger Sub for the purpose of inclusion in the Circular will not as of the date on which the Circular (or any amendment or supplement thereto) is first distributed to shareholders of Ourgame or at the time of the General Meeting contain any statement which, at such time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact required to be stated therein or necessary in order to make the statement therein not false or misleading.

(d)         Ourgame, acting through its board of directors, shall include in the Circular the recommendation of its board of directors that the shareholders of Ourgame vote in favor of the adoption of Ourgame Stockholders Matters.

(e)         Concurrently with the execution and delivery of this Agreement, Parent has entered into support agreements (the “Ourgame Support Agreements”), the form of which is attached hereto as Exhibit B, with certain shareholders of Ourgame.

6.3         Directors and Officers of Parent and the Company After Merger. On or before the Closing Date, Parent shall take all necessary action to increase the number of members of the Board of Directors of Parent to 11. The parties shall take all necessary action so that the Persons listed in Schedule 6.3 are elected and appointed to the positions of officers and directors of Parent and Surviving Company, as set forth therein, to serve in such positions effective immediately after the Closing. If any Person listed in Schedule 6.3 is unable to serve, the party appointing such Person (as reflected on Schedule 6.3) shall designate a successor; provided that, if such designation is to be made after the Closing, any successor to a Person designated by Parent shall be made by the Parent’s Board of Directors (or any committee thereof), and any successor to a Person designated by the Company shall be made by the Representative.

6.4         HSR Act. If required pursuant to the HSR Act, as promptly as practicable after the date of this Agreement, Parent and the Company shall each prepare and file the notification required of it and its Affiliates thereunder in connection with the Mergers and shall promptly and in good faith respond to all information requested of it by the Federal Trade Commission and Department of Justice in connection with such notification and otherwise cooperate in good faith with each other and such Governmental Entities. Parent and the Company shall (a) promptly inform the other of any communication to or from the Federal Trade Commission, the Department of Justice, or any other Governmental Entity regarding the transactions contemplated by this Agreement, (b) give the other prompt notice of the commencement of any action, suit, litigation, arbitration, proceeding, or investigation by or before any Governmental Entity with respect to such transactions, and (c) keep the other reasonably informed as to the status of any such action, suit, litigation, arbitration, proceeding, or investigation. Filing fees with respect to the notifications required under the HSR Act shall be borne by the Parent and Company in equal amounts.

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6.5         Public Announcements.

(a)         As promptly as practicable after execution of this Agreement, (i) Parent will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act (“Signing Form 8-K”) and (ii) Ourgame will prepare and publish an announcement in accordance with the requirements under the Listing Rules (the “Announcement”), to report the execution of this Agreement.

(b)         Promptly after the execution of this Agreement, Parent, the Company, and Noble shall also issue a joint press release announcing the execution of this Agreement (the “Signing Press Release”).

(c)         At least five (5) days prior to Closing, Parent shall prepare a draft Current Report on Form 8-K announcing the Closing, together with, or incorporating by reference, the financial statements prepared by the Company and its accountant and the financial statements prepared by Noble and its accountant, and such other information that may be required to be disclosed with respect to the Mergers in any report or form to be filed with the SEC (“Closing Form 8-K”), which shall be in a form reasonably acceptable to the Company. Prior to Closing, Parent and the Company shall prepare a press release announcing the consummation of the Mergers hereunder (“Closing Press Release”). Concurrently with the Closing, Parent shall issue the Closing Press Release. Concurrently with the Closing, or as soon as practicable thereafter, Parent shall file the Closing Form 8-K with the Commission.

6.6         Required Information.

(a)         In connection with the preparation of the Signing Form 8-K, the Signing Press Release, the Proxy Statement, the Closing Form 8-K, the Closing Press Release, the Announcement, the Circular, or any other statement, filing, notice, or application made by or on behalf of Parent, Noble, the Company and/or Ourgame to any Governmental Entity or other third party in connection with Mergers and the other transactions contemplated hereby (each, a “Reviewable Document”), and for such other reasonable purposes, each of the Company, Noble, Ourgame and Parent shall, upon request by the other, furnish the other with all information concerning themselves, their Subsidiaries, and each of their and their Subsidiaries’ respective directors, officers, and stockholders (including the directors of Parent and the Surviving Company to be elected effective as of the Closing pursuant to Section 6.3 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Mergers. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(b)         At a reasonable time prior to the filing, issuance, or other submission or public disclosure of a Reviewable Document by Ourgame, Noble, Parent or the Company, the other parties shall each be given an opportunity to review and comment upon such Reviewable Document and give its consent to the form thereof, such consent not to be unreasonably withheld, and each party shall accept and incorporate all reasonable comments from the other party to any such Reviewable Document prior to filing, issuance, submission or disclosure thereof.

(c)         Any language included in a Reviewable Document that reflects the comments of the reviewing party, as well as any text as to which the reviewing party has not commented upon after being given a reasonable opportunity to comment (and in any event no fewer than three (3) business days), shall be deemed to have been approved by the reviewing party and may henceforth be used by other party in other Reviewable Documents and in other documents distributed by the other party in connection with the transactions contemplated by this Agreement without further review or consent of the reviewing party.

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(d)         Prior to the Closing Date (i) Ourgame, the Company, Noble, and Parent shall notify each other as promptly as reasonably practicable upon becoming aware of any event or circumstance which should be described in an amendment of, or supplement to, a Reviewable Document that has been filed with or submitted to the Governmental Authority, and (ii) Ourgame, the Company, Noble, and Parent shall each notify the other as promptly as practicable after the receipt by it of any written or oral comments of the Governmental Authority on, or of any written or oral request by the Governmental Authority for amendments or supplements to, any such Reviewable Document, and shall promptly supply the other with copies of all correspondence between it or any of its representatives and the Governmental Authority with respect to any of the foregoing filings or submissions. Ourgame, Parent, Noble, and the Company shall use their respective commercially reasonable best efforts, after consultation with each other, to resolve all such requests or comments with respect to the any Reviewable Document as promptly as reasonably practicable after receipt of any comments of the Governmental Authority. All correspondence and communications to the Governmental Authority made by Ourgame, Parent, Noble, or the Company with respect to the transactions contemplated by this Agreement or any agreement ancillary hereto shall be considered to be Reviewable Documents subject to the provisions of this Section 6.6.

6.7         No Parent Securities Transactions. Neither the Company nor any of its Affiliates, nor Noble nor any of its Affiliates, directly or indirectly, shall engage in any transactions involving the securities of Parent prior to the time of the filing of the Signing 8-K. Each of the Company and Noble shall use its best efforts to require each of its officers, directors and employees, and shall use commercially reasonable best efforts to require each of its agents, advisors, contractors, associates, clients, customers, and representatives, to comply with the foregoing requirement.

6.8         No Claim Against Trust Fund. Notwithstanding anything else in this Agreement, each of the Company, Ourgame, Primo and Noble acknowledges that it has read Parent’s final prospectus dated October 4, 2017 and understands that Parent has established the Trust Fund for the benefit of Parent’s public stockholders and that Parent may disburse monies from the Trust Fund only (a) to Parent’s public stockholders in the event they elect to convert their shares into cash in accordance with Parent’s Charter Documents and/or the liquidation of Parent or (b) to Parent to pay for its tax obligations and (c) to Parent after, or concurrently with, the consummation of a business combination (which Parent represents and warrants to the Company and Noble includes the Mergers). Each of the Company, Ourgame, Primo, and Noble further acknowledges that, if the transactions contemplated by this Agreement, or, upon termination of this Agreement, another business combination, are not consummated by July 10, 2019, or such later date as shall be set forth in an amendment to Parent’s Amended and Restated Certificate of Incorporation for the purpose of extending the date by which Parent must complete a business combination, Parent will be obligated to return to its stockholders the amounts being held in the Trust Fund. Accordingly, each of the Company, Ourgame, Primo and Noble, for itself and its respective Subsidiaries, Affiliates, directors, officers, employees, representatives, advisors, and all other associates, hereby waive all right, title, interest, or claim of any kind against Parent to collect from the Trust Fund any monies that may be owed to them by Parent for any reason whatsoever, including but not limited to a breach of this Agreement by Parent or any negotiations, agreements or understandings with Parent (whether in the past, present or future), and will not seek recourse against the Trust Fund at any time for any reason whatsoever. This paragraph will survive this Agreement and will not expire and will not be altered in any way without the express written consent of Parent.

6.9         Disclosure of Certain Matters. Each of Parent, Noble, and the Company will provide the other with prompt written notice of any event, development or condition that (a) would cause any of such party’s representations and warranties to become untrue or misleading or which may affect its ability to consummate the transactions contemplated by this Agreement, (b) had it existed or been known on the date hereof would have been required to be disclosed under this Agreement, (c) gives such party any reason to believe that any of the conditions set forth in Article VII will not be satisfied, (d) is of a nature that is or may be materially adverse to the operations, prospects or condition (financial or otherwise) of the Surviving Company, or (e) would require any amendment or supplement to the Proxy Statement. The parties shall have the obligation to supplement or amend the Company Schedules, Noble Schedules, and Parent Schedules (the “Disclosure Schedules”) being delivered concurrently with the execution of this Agreement with respect to any matter hereafter arising or discovered which, if existing or known at the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedules. The obligations of the parties to amend or supplement the Disclosure Schedules being delivered herewith shall terminate on the Closing Date. Notwithstanding any such amendment or supplementation, for purposes of Sections 7.2(a), 7.3(a), 9.1(d) and 9.1(e), the representations and warranties of the parties shall be made with reference to the Disclosure Schedules as they exist at the time of execution of this Agreement, subject to such anticipated changes as are set forth in Schedule 5.1 or otherwise expressly contemplated by this Agreement or that are set forth in the Disclosure Schedules as they exist on the date of this Agreement.

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6.10         Securities Listing. Parent and the Company shall use commercially reasonable best efforts to continue the listing for trading of the Parent Common Stock and Parent Warrants on Nasdaq after the Closing.

6.11         Charter Protections; Directors’ and Officers’ Liability Insurance.

(a)         All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of Parent, the Company, Noble, or the Subsidiaries as provided in the Charter Documents of Parent, the Company, Noble, or any Subsidiary, or in any indemnification agreements of such directors and officers, shall survive the Mergers and shall continue in full force and effect in accordance with their terms.

(b)         For a period of six (6) years after the Closing Date, each of Parent, the Company, Noble, and Subsidiaries shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by such company, respectively (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous), with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c)         If Parent, the Company, Noble, or any Subsidiary, or any of their successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns thereof assume the obligations set forth in this Section 6.11.

(d)         The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, each Person who will have been a director or officer of Parent, the Company, Noble, and any Subsidiary for all periods ending on or before the Closing Date and may not be changed without the consent of Parent’s Board of Directors (or any committee thereof).

6.12         Insider Loans; Equity Ownership in Subsidiaries. At or prior to Closing, each of the Company and Noble shall cause each of their respective Insiders or the Insiders of their respective Subsidiaries to (i) repay to the Company, Noble, or their Subsidiaries, as applicable any loan to such Person and any other amount owed by such Person to the Company, Noble, or any Subsidiary; (ii) cause any guaranty or similar arrangement pursuant to which the Company, Noble, or any Subsidiary has guaranteed the payment or performance of any obligations of such Person to a third party to be terminated; and (iii) cease to own any direct equity interests in any Subsidiary or in any other Person that utilizes the name “esports” or “world poker tour” or any derivative thereof.

6.13         Parent Borrowings. Through the Closing, Parent shall be allowed to borrow funds from its directors, officers, and/or stockholders to meet its reasonable capital requirements, with any such loans to be made only as reasonably required by the operation of Parent in due course on a non-interest bearing basis and repayable at Closing (or convertible into securities of Parent in accordance with the terms of the promissory notes issued to evidence the borrowing).

6.14         Trust Fund Disbursement. Parent shall cause the Trust Fund to be disbursed as contemplated by this Agreement immediately upon the Closing. All liabilities and obligations of Parent due and owing or incurred at or prior to the Closing Date shall be paid as and when due, including all amounts payable (i) to stockholders who elect to have their shares of Parent Common Stock converted to cash in accordance with the provisions of Parent’s Charter Documents, (ii) for income Tax or other Tax obligations of Parent prior to Closing, (iii) as repayment of loans and reimbursement of expenses to directors, officers and stockholders of Parent, (iv) to EarlyBirdCapital, Inc. pursuant to the Business Combination Marketing Agreement dated October 4, 2017, (v) to third parties (e.g., professionals, printers, etc.) who have rendered services to Parent in connection with its operations and efforts to effect the Mergers and (vi) in satisfaction of the Ourgame Notes pursuant to Section 6.18.

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6.15         Lock-Up Agreements. Prior to the Closing Date, each Shareholder shall enter into a Lock-Up Agreement in the form of Exhibit C (the “Lock-Up Agreements”) pursuant to which the Shareholders will agree not to transfer the shares of Parent Common Stock or Parent Warrants to be received hereunder for a period of one year from the Closing, subject to certain exceptions. The Parent Certificates evidencing shares of Parent Common Stock and Parent Warrants issued to the Shareholders shall each include prominent disclosure or bear a prominent legend evidencing the fact that such shares are subject to such Lock-Up Agreements.

6.16         Registration Rights Agreement. The Parties hereto agree to enter into a registration rights agreement (the “Registration Rights Agreement”) in the form of Exhibit D hereto at the Closing pursuant to which, among other things, Parent will under certain circumstances agree to register for resale under the Securities Act the shares of Parent Common Stock and the shares of Parent Common Stock underlying the Parent Warrants to be issued to the Shareholders pursuant to this Agreement.

6.17         Parent Working Capital. On the Closing Date, after payment of amounts that Parent may pay in accordance with Section 6.14(i) hereof, Parent shall have at least $80,000,000 in cash or liquid securities available for the working capital needs of the Surviving Company and for general corporate purposes. $35,000,000 of such amount will be used to pay the Ourgame Notes at Closing pursuant to Section 6.18.

6.18         Ourgame Notes. Parent will assume Thirty-Five Million US Dollars ($35,000,000) of outstanding debt obligations of the Company held by Ourgame (the “Ourgame Notes”). Parent will repay the Ourgame Notes on the Closing Date.

6.19         WPT Business Indebtedness. Each of the Company and Noble shall ensure that, with respect to the “world poker tour” business (“WPT”) conducted by certain Subsidiaries, as of the Closing Date, there is no outstanding indebtedness for borrowed money or obligation evidenced by bond, debenture, note, letter of credit, or other similar instrument, or accrued interest, premium, penalty, or other fee relating to the foregoing.

6.20         Trademarks. On or prior to the Closing Date, Ourgame and one of the Subsidiaries, Peerless Media Limited, a Gibraltar corporation (“Peerless”), will enter into a Mutual Rescission and Restoration Agreement pursuant to which, among other things, such parties will, effective as of December 31, 2017, (i) rescind the Trademark Assignment and License Termination Agreement dated December 31, 2017, and (ii) restore the WPT Asia Blanket Territory License Agreement dated December 11, 2014, and the corresponding International Television Distribution License Agreement (Asia) dated January 8, 2016.

6.21         Access to Information. Subject to applicable laws, Parent will use its commercially reasonable efforts to provide Ourgame any reasonably requested information necessary for Ourgame to comply with its disclosure obligations set forth in the Listing Rules and applicable law.

ARTICLE VII

CONDITIONS TO THE TRANSACTION

7.1         Conditions to Obligations of Each Party to Effect the Mergers. The respective obligations of each party to this Agreement to effect the Mergers shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a)         Parent Stockholder Matters. The Parent Stockholder Matters and Parent Plan shall have been duly approved and adopted by the stockholders of Parent by the requisite vote under the Corporate Law and the Parent Charter Documents.

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(b)         Ourgame Stockholder Approval. The approval of the Ourgame Stockholder Matters by the independent shareholders of Ourgame at the General Meeting (the “Ourgame Stockholder Approval”).

(c)         Parent Net Tangible Assets. Parent shall have at least $5,000,001 of net tangible assets following the exercise by holders of shares of Parent Common Stock issued in Parent’s initial public offering of securities and outstanding immediately before the Closing of their right to convert their shares into a pro rata share of the Trust Fund in accordance with Parent’s Charter Documents.

(d)         HSR Act; No Order. All specified waiting periods under the HSR Act shall have expired and no Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Mergers illegal or otherwise prohibiting consummation of the Mergers, substantially on the terms contemplated by this Agreement.

(e)         Listing. The shares of Parent Common Stock and Parent Warrants shall be approved for listing upon Closing on Nasdaq subject to the requirement to have a sufficient number of round lot holders.

7.2         Additional Conditions to Obligations of the Company and Noble. The obligations of the Company and Noble to consummate and effect the Mergers shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, by the Company or Noble for itself and its Subsidiaries:

(a)         Representations and Warranties. Each representation and warranty of Parent and Merger Sub contained in this Agreement that is (i) qualified as to “materiality” or “Material Adverse Effect” shall have been true and correct (A) as of the date of this Agreement and (B) subject to the provisions of Section 6.9, on and as of the Closing Date with the same force and effect as if made on the Closing Date, and (ii) not qualified as to “materiality” or “Material Adverse Effect” shall have been true and correct (A) as of the date of this Agreement and (B) subject to the provisions of Section 6.9, in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date. The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent and Merger Sub by an authorized officer of Parent and Merger Sub (“Parent Closing Certificate”).

(b)         Agreements and Covenants. Parent and Merger Sub shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Parent) does not, or is not reasonably expected to, constitute a Material Adverse Effect with respect to Parent, and the Parent Closing Certificate shall include a provision to such effect.

(c)         No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely or otherwise encumber the title of the shares of Parent Common Stock to be issued by Parent in connection with the Transaction Merger, and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

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(d)         Consents. Parent and Merger Sub shall have obtained the consents, waivers and approvals required to be obtained by Parent and Merger Sub in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Parent and the Parent Closing Certificate shall include a provision to such effect.

(e)         Material Adverse Effect. No Material Adverse Effect with respect to Parent shall have occurred since the date of this Agreement.

(f)         SEC Compliance. Immediately prior to Closing, Parent shall be in compliance with the reporting requirements under the Securities Act and Exchange Act.

(g)         Other Deliveries. At or prior to Closing, Parent shall have delivered to the Company (i) certificates of good standing of the Parent and Merger Sub from the secretary of state of the State of Delaware, (ii) copies of resolutions and actions taken by Parent’s and Merger Sub’s board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (iii) such other documents or certificates as shall reasonably be required by the Company and its counsel in order to consummate the transactions contemplated hereunder.

(h)         Resignations. The persons listed in Schedule 7.2(h) shall have resigned from all of their positions and offices with Parent and Merger Sub.

(i)         Registration Rights Agreement. The Registration Rights Agreement shall have been executed and delivered and shall be in full force and effect.

7.3         Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to consummate and effect the Transaction Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

(a)         Representations and Warranties. Each representation and warranty of the Company, Noble, Ourgame and Primo contained in this Agreement that is (i) qualified as to “materiality” or “Material Adverse Effect” shall have been true and correct (A) as of the date of this Agreement and (B) subject to the provisions of Section 6.9, on and as of the Closing Date with the same force and effect as if made on the Closing Date, and (ii) not qualified as to “materiality” or “Material Adverse Effect” shall have been true and correct (A) as of the date of this Agreement and (B) subject to the provisions of Section 6.9, in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date. Parent shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of the Company (“Company Closing Certificate”) and a certificate with respect to the foregoing signed on behalf of Noble by an authorized officer of Noble (“Noble Closing Certificate”).

(b)         Agreements and Covenants. The Company, Noble, and the Shareholders shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date, including the surrender of Company Certificates pursuant to Section 1.5, and the Company Closing Certificate shall include a provision to such effect.

(c)         No Litigation. No action, suit or proceeding shall be pending or threatened before any Governmental Entity which is reasonably likely to (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect materially and adversely the right of the Surviving Company to own, operate or control any of the assets and operations of the Company following the Mergers, and no order, judgment, decree, stipulation or injunction to any such effect shall be in effect.

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(d)         Consents. Each of the Company and Noble shall have obtained all consents, waivers, permits and approvals required to be obtained by it in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and the Company Closing Certificate and Noble Closing Certificate shall each include a provision to such effect.

(e)         Material Adverse Effect. No Material Adverse Effect with respect to the Company or Noble shall have occurred since the date of this Agreement.

(f)         Lock-Up Agreements. The Lock-Up Agreements shall have been executed and delivered by each Shareholder and shall all be in full force and effect.

(g)         Escrow Agreement. The Escrow Agreement shall have been executed and delivered and shall be in full force and effect.

(h)         Other Deliveries. At or prior to Closing, the Company and Noble, as applicable, shall have delivered to Parent: (i) certificates of good standing (or the equivalent) of the Company, Noble, and each Subsidiary from the secretary of state or similar Governmental Authority of the jurisdiction in which the Company, Noble, and each Subsidiary is organized, (ii) a certificate pursuant to Treasury Regulations Section 1.1445-2(b) that the Company is not a foreign person within the meaning of Section 1445 of the Code, (iii) copies of resolutions and actions taken by its respective board of directors and shareholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and a certificate of the secretary or equivalent officer stating that all such resolutions are in full force and effect, and (iv) such other documents or certificates as shall reasonably be required by Parent and its counsel in order to consummate the transactions contemplated hereunder.

(i)         Insider Loans; Equity Ownership in Subsidiaries. (i) All outstanding indebtedness owed by the Company, Noble, the Subsidiaries, and each of their Insiders shall have been repaid in full, including the indebtedness and other obligations described on Schedules 2.24 and 3.24; (ii) all outstanding guaranties and similar arrangements pursuant to which the Company or Noble has guaranteed the payment or performance of any obligations of any Insiders to a third party shall have been terminated; and (iii) no Insider shall own any direct equity interests in any Subsidiary of the Company or any Subsidiary of Noble, or in any other Person that utilizes in its name “esports” or “world poker tour” or any derivative thereof.

(j)         Pre-Closing Reorganization. The Company has completed the Pre-Closing Reorganization and owns the outstanding equity securities of the Subsidiaries as set forth in Schedule 2.2(a).

(k)         Redomestication Merger. The Redomestication Effective Time shall have occurred and the Redomestication Merger shall have been consummated in accordance with the terms hereof.

(l)         Audited Financial Statements. The Draft Financial Statements shall have been finalized and auditors thereof shall have issued their audit reports with respect thereto (the “Audited Financial Statements”). The Audited Financial Statements shall not have been materially different from the Draft Financial Statements (excluding any adjustments set forth on Schedule 3.8), and shall comply as to form in all material respects, and be prepared in accordance, with U.S. GAAP applied on a consistent basis throughout the periods involved, and fairly present in all material respects the financial position of Esports Sub and WPT Enterprises, Inc., as applicable, at the dates thereof and the results of their operations and cash flows for the period indicated.

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ARTICLE VIII

INDEMNIFICATION

8.1         Indemnification of Parent Indemnitees.

(a)         Subject to the terms and conditions of this Article VIII (including without limitation the limitations set forth in Section 8.4), Parent and Surviving Company and their respective representatives, successors, and permitted assigns (the “Parent Indemnitees”) shall be indemnified, defended, and held harmless by the Shareholders, but only to the extent of the Escrow Consideration, from and against all Losses asserted against, resulting to, imposed upon, or incurred by any Parent Indemnitee by reason of, arising out of or resulting from:

(i)         the inaccuracy or breach of any representation or warranty of the Company or Noble contained in or made pursuant to this Agreement, any Schedule (including, for purposes of this Section 8.1(a)(i), after giving effect to any information disclosed in any supplement or amendment to the Disclosure Schedules delivered pursuant to Section 6.9) or any certificate delivered by the Company or Noble to Parent pursuant to this Agreement with respect hereto or thereto in connection with the Closing; and

(ii)         the non-fulfillment or breach of any covenant or agreement of the Company or Noble contained in this Agreement.

(b)         As used in this Article VIII, the term “Losses” includes all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses) including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments whether or not made by third parties or whether or not ultimately determined to be valid, but shall exclude any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach of alleged breach of this Agreement or diminution of value. Solely for the purpose of determining the amount of any Losses (and not for determining any breach) for which the Parent Indemnitees may be entitled to indemnification pursuant to Article VIII, any representation or warranty contained in this Agreement that is qualified by a term or terms such as “material,” “materially,” or “Material Adverse Effect” shall be deemed made or given without such qualification and without giving effect to such words.

8.2         Indemnification of Third Party Claims. The indemnification obligations and liabilities under this Article VIII with respect to actions, proceedings, lawsuits, investigations, demands or other claims brought against a Parent Indemnitee by a Person other than the Company or Noble (a “Third Party Claim”) shall be subject to the following terms and conditions:

(a)         Notice of Claim. Parent, acting through the Parent’s board of directors (or any committee thereof), will give the Representative prompt written notice after receiving written notice of any Third Party Claim or discovering the liability, obligation or facts giving rise to such Third Party Claim (a “Notice of Claim”) which Notice of Third Party Claim shall set forth (i) a brief description of the nature of the Third Party Claim, (ii) the total amount of the actual out-of-pocket Loss or the anticipated potential Loss (including any costs or expenses which have been or may be reasonably incurred in connection therewith), and (iii) whether such Loss may be covered (in whole or in part) under any insurance and the estimated amount of such Loss which may be covered under such insurance, and the Representative shall be entitled to participate in the defense of Third Party Claim at its expense.

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(b)         Defense. The Representative shall have the right, at its option (subject to the limitations set forth in subsection 8.2(c) below) and at its own expense, by written notice to Parent, to assume the entire control of, subject to the right of Parent to participate (at its own expense and with counsel of its choice) in, the defense, compromise or settlement of the Third Party Claim as to which such Notice of Claim has been given, and shall be entitled to appoint a recognized and reputable counsel reasonably acceptable to Parent to be the lead counsel in connection with such defense. If the Representative is permitted and elects to assume the defense of a Third Party Claim:

(i)         the Representative shall diligently and in good faith defend such Third Party Claim and shall keep Parent reasonably informed of the status of such defense;

(ii)         any settlement shall be approved by Parent, which approval will not be unreasonably withheld, delayed or conditioned; provided that no approval shall be required if the settlement (1) is for money Losses only that are fully satisfied from the Escrow Consideration; and (2) provides full and unconditional release from all liability and obligation in respect of such action without any payment by any Parent Indemnitee (other than set forth in (1)); and

(iii)         Parent shall cooperate fully in all respects with the Representative in any such defense, compromise or settlement thereof, including, without limitation, the selection of counsel, and Parent shall make available to the Representative all pertinent information and documents under its control.

(c)         Limitations of Right to Assume Defense. The Representative shall not be entitled to assume control of such defense and shall pay the fees and expenses of counsel retained by Parent if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation, or investigation; (ii) the Third Party Claim seeks an injunction or equitable relief against a Parent Indemnitee; or (iii) there is a reasonable probability that a Third Party Claim may materially and adversely affect Parent or its Subsidiaries other than as a result of money damages or other money payments.

(d)         Other Limitations. Failure to give prompt Notice of Claim or to provide copies of relevant available documents or to furnish relevant available data shall not constitute a defense (in whole or in part) to any Third Party Claim by a Parent Indemnitee against the Representative and shall not affect the Representative’s duty or obligations under this Article VIII, except to the extent (and only to the extent that) such failure shall have adversely affected the ability of the Representative to defend against or reduce its liability or caused or increased such liability or otherwise caused the damages for which the Representative is obligated to be greater than such damages would have been had Parent given the Representative prompt notice hereunder. So long as the Representative is defending any such action actively and in good faith, Parent shall not settle such action. Parent shall make available to the Representative all relevant records and other relevant materials required by them and in the possession or under the control of Parent, for the use of the Representative and its representatives in defending any such action, and shall in other respects give reasonable cooperation in such defense.

(e)         Failure to Defend. If the Representative, promptly after receiving a Notice of Claim, fails to defend such Third Party Claim actively and in good faith, Parent, at the reasonable cost and expense of the Representative, will (upon further written notice) undertake the defense, compromise or settlement of such Third Party Claim as it may determine in its reasonable discretion, provided that the Representative shall have the right to approve any settlement, which approval will not be unreasonably withheld, delayed or conditioned.

(f)         Parent Indemnitee Rights. Anything in this Section 8.2 to the contrary notwithstanding, the Representative shall not, without the written consent of the Parent’s board of directors (or any committee thereof), settle or compromise any action or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to each of the Parent Indemnitees of a full and unconditional release from all liability and obligation in respect of such action without any payment by any Parent Indemnitee (other than money Losses only that are fully satisfied from the Escrow Consideration).

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(g)         Representative Consent. Unless the Representative has consented to a settlement of a Third Party Claim, the amount of the settlement shall not be a binding determination of the amount of the Loss and such amount shall be determined in accordance with the provisions of the Escrow Agreement.

8.3         Insurance Effect. To the extent that any Losses subject to indemnification pursuant to this Article VIII may reasonably be covered by any insurance of the Company, Noble, Parent or their Subsidiaries, Parent shall use commercially reasonable best efforts to obtain the maximum recovery under such insurance prior to making any indemnification claim hereunder; provided that the time limitations set forth in Section 8.4 hereof for bringing a claim of indemnification under this Agreement shall be tolled during the pendency of such insurance claim effective upon written notice of Parent that it has initiated an insurance claim. Notwithstanding any other provisions of this Agreement, it is the intention of the parties that no insurer or any other third party shall be (i) entitled to a benefit it would not be entitled to receive in the absence of the foregoing indemnification provisions, or (ii) relieved of the responsibility to pay any claims for which it is obligated.

8.4         Limitations on Indemnification.

(a)         Survival; Time Limitation. The representations, warranties, covenants and agreements in this Agreement or in any writing delivered by the Company to Parent in connection with this Agreement (including the certificates required to be delivered by each of the Company and Noble pursuant to Section 7.3(a)) shall survive the Closing for the period that ends on the Escrow Termination Date (the “Survival Period”).

(b)         Any indemnification claim made by Parent Indemnitees prior to the termination of the Survival Period shall be preserved despite the subsequent termination of such period and any claim set forth in a Notice of Claim sent prior to the expiration of such period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence, no claim for indemnification under this Article VIII shall be brought after the end of the Survival Period.

(c)         Basket. No amount shall be payable under Article VIII unless and until the aggregate amount of all indemnifiable Losses otherwise payable exceeds $500,000 (the “Basket”), all of which shall be indemnifiable as to all Losses that so arise from the first dollar thereof.

8.5         Exclusive Remedy. Parent, on behalf of itself and the other Parent Indemnitees, hereby acknowledges and agrees that, from and after the Closing, the sole remedy of the Parent Indemnitees with respect to any and all claims for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Article VIII. Notwithstanding any of the foregoing, nothing contained in this Article VIII shall in any way impair, modify, or otherwise limit a Parent Indemnitee’s right to bring any claim, demand, or suit against the other party based upon such other party’s actual fraud, it being understood that a mere breach of a representation and warranty does not constitute fraud, provided however, that the maximum aggregate amount that may be recovered shall not exceed the Merger Consideration and no Shareholder shall be liable for more than its pro rata share of the Merger Consideration.

8.6         Adjustment to Merger Consideration. Amounts paid for indemnification under Article VIII shall be deemed to be an adjustment to the Merger Consideration, except as otherwise required by Law.

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8.7         Representative Capacities; Application of Escrow. The parties acknowledge that the Representative’s obligations under this Article VIII are solely as a representative of the Shareholders in the manner set forth in the Escrow Agreement and that the Representative shall have no personal responsibility for any expenses incurred by him in such capacity. Out-of-pocket expenses of the Representative for attorneys’ fees and other costs shall be borne in the first instance by Parent, which may make a claim for reimbursement thereof against the Escrow Amounts upon the claim with respect to which such expenses are incurred becoming an Established Claim (as defined in the Escrow Agreement). The parties further acknowledge that all actions to be taken by the Parent Indemnitees pursuant to this Article VIII shall be taken on their behalf by the Parent’s board of directors (or any committee thereof) in accordance with the provisions of the Escrow Agreement and Section 1.12(a). The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Escrow Amounts, as appropriate, to satisfy claims for indemnification pursuant to this Article VIII. The Escrow Agent will hold the remaining portion of the Escrow Amounts, until final resolution of all claims for indemnification or disputes relating thereto. Notwithstanding anything to the contrary contained herein, the Representative shall have no liability to the Company, Noble, or any stockholder thereof or any party hereto for any action taken or omitted to be taken hereunder, unless such liability is determined by a judgment or a court of competent jurisdiction to have resulted from the gross negligence, or willful misconduct of the Representative. Each of the Company and Noble shall defend, indemnify, and hold harmless the Representative for all losses, damages, costs, and expenses (including reasonable attorney’s fees and costs of investigation) arising out of or in connection with, the performance by the Representative of its duties and obligations under this Agreement, unless such liability is determined by a judgment or a court of competent jurisdiction to have resulted from the gross negligence, or willful misconduct of the Representative.

ARTICLE IX

TERMINATION

9.1         Termination. This Agreement may be terminated at any time prior to the Closing:

(a)         by mutual written agreement of Parent, Ourgame, Noble, and the Company at any time;

(b)         by any of Parent, Ourgame, Noble, or the Company if the Mergers shall not have been consummated by July 10, 2019, or such later date or dates as shall be set forth in an amendment or amendments to Parent’s Amended and Restated Certificate of Incorporation for the purpose of extending the date by which Parent is required to have completed a business combination; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Mergers to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c)         by any of Parent, Ourgame, Noble, or the Company if a Governmental Entity shall have issued an order, decree, judgment or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers, which order, decree, ruling or other action is final and nonappealable;

(d)         by Ourgame, the Company or Noble, upon a material breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that the conditions set forth in Article VII would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach by Parent or Merger Sub is curable by Parent or Merger Sub prior to the Closing Date, then the Company may not terminate this Agreement under this Section 9.1(d) for thirty (30) days after delivery of written notice from Ourgame, the Company or Noble to Parent and Merger Sub of such breach, provided Parent and Merger Sub continues to exercise commercially reasonable best efforts to cure such breach (it being understood that neither Ourgame, the Company nor Noble may terminate this Agreement pursuant to this Section 9.1(d) if it shall have materially breached this Agreement or if such breach by Parent or Merger Sub is cured during such thirty (30)-day period);

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(e)         by Parent, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company, Noble, or Ourgame set forth in this Agreement, or if any representation or warranty of the Company, Noble, or Ourgame shall have become untrue, in either case such that the conditions set forth in Article VII would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such breach is curable by the Company, Noble, or Ourgame prior to the Closing Date, then Parent may not terminate this Agreement under this Section 9.1(e) for thirty (30) days after delivery of written notice from Parent to the Company of such breach, provided the Company and the Shareholders continue to exercise commercially reasonable best efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 9.1(e) if it shall have materially breached this Agreement or if such breach by the Company, Noble, or Ourgame is cured during such thirty (30)-day period);

(f)         by any of Parent, Ourgame, Noble, or the Company, if, at the Special Meeting (including any adjournments thereof), the Parent Stockholder Matters or Parent Plan are not approved as required by the Corporate Law and Parent’s Charter Documents;

(g)         by any of Parent, Ourgame, the Company or Noble, if, at the General Meeting (including any adjournments thereof), the Ourgame Stockholder Matters are not approved;

(h)         by any of Parent, Ourgame, Noble, or the Company if Parent will have less than $5,000,001 of net tangible assets following the exercise by the holders of shares of Parent Common Stock issued in Parent’s initial public offering of their rights to convert the shares of Parent Common Stock held by them into cash in accordance with Parent’s Charter Documents; or

(i)         by Ourgame, the Company or Noble, if immediately prior to the Mergers, Parent does not have cash on hand of $80,000,000 after payment of amounts that Parent may pay in accordance with Section 6.14(i).

9.2         Notice of Termination; Effect of Termination.

(a)         Any termination of this Agreement under Section 9.1 above will be effective immediately upon (or, if the termination is pursuant to Section 9.1(d) or Section 9.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto.

(b)         In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect and the Mergers shall be abandoned, except for and subject to the following: (i) Sections 5.2(a), 6.8, 9.2 and 9.3 and Article XI (General Provisions) shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any breach of this Agreement, including a breach by a party electing to terminate this Agreement pursuant to Section 9.1(b) caused by the action or failure to act of such party constituting a principal cause of or resulting in the failure of the Mergers to occur on or before the date stated therein. Following any termination of this Agreement, the Confidentiality Agreement shall survive and remain in full force and effect for the longer of (x) the remainder of the term as set forth in the Confidentiality Agreement and (y) one (1) year following such termination.

9.3         Fees and Expenses. Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Mergers are consummated.

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ARTICLE X

DEFINED TERMS

10.1       Defined Terms. Terms defined in this Agreement are organized alphabetically as follows, together with the Section and, where applicable, paragraph, number in which definition of each such term is located:

“Affiliate”	Section 10.2(a)
“Agreement”	Heading
“Announcement”	Section 6.5(a)
“Basket”	Section 8.4(c)
“Blue Sky Laws”	Section 1.9(b)(vi)
“Certificates of Merger”	Section 1.2
“Charter Documents”	Section 2.1(a)
“Closing”	Section 1.2
“Closing Date”	Section 1.2
“Closing Form 8-K”	Section 6.5(c)
“Closing Press Release”	Section 6.5(c)
“Code”	Section 1.7
“Company”	Heading
“Company Certificates”	Section 1.6(a)
“Company Closing Certificate”	Section 7.3(a)
“Company Contracts”	Section 2.21(a)
“Company Common Stock”	Recital A
“Company Financial Statements”	Section 2.8(a)
“Company Options”	Section 2.3(b)
“Company Schedule”	Article II Preamble
“Confidentiality Agreement”	Section 5.2(a)
“Continental”	Section 1.9(a)
“Contingent Shares”	Section 1.11
“Copyrights”	Section 9.2(b)
“Corporate Law”	Recital A
“Disclosure Schedules”	Section 6.9
“Disqualification Event”	Section 1.10(b)(ix)
“Draft Financial Statements”	Section 3.8(a)
“Environmental Law”	Section 9.2(c)
“Escrow Agreement”	Section 1.9(a)
“Escrow Consideration”	Section 1.9(a)
“Escrow Termination Date”	Section 1.9(a)
“Exchange Act”	Section 1.10(b)(vi)

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“Governmental Action/Filing”	Section 10.2(d)
“Governmental Entity”	Section 10.2(e)
“Hazardous Substance”	Section 10.2(f)
“HSR Act”	Section 2.5(b)
“Insider”	Section 2.21(a)(1)
“Insurance Policies”	Section 2.22
“Intellectual Property”	Section 10.2(g)
“knowledge”	Section 10.2(h)
“Legal Requirements”	Section 10.2(i)
“Lien”	Section 10.2(j)
“Lock-Up Agreements”	Section 6.15
“Losses”	Section 8.1(b)
“Material Adverse Effect”	Section 10.2(k)
“Material Company Contracts”	Section 2.21(a)
“Material Noble Contracts”	Section 3.21(a)
“Merger”	Recital A
“Merger Consideration”	Section 1.4(a)
“Merger Sub”	Heading
“Nasdaq”	Section 4.22
“Noble”	Heading
“Noble Closing Certificate”	Section 7.3(a)
“Noble Contracts”	Section 3.21(a)
“Noble Financial Statements”	Section 3.8(a)
“Noble Options”	Section 3.3(b)
“Noble Plans”	Section 3.12
“Noble Schedule”	Article III Preamble
“Notice of Claim”	Section 8.2(a)
“Ourgame”	Heading
“Ourgame Notes”	Section 6.18
“Ourgame Stockholder Approval”	Section 7.1(b)
“Ourgame Support Agreements”	Section 6.2(e)
“Parent”	Heading
“Parent Audited Financial Statements”	Section 4.7(a)
“Parent Closing Certificate”	Section 7.2(a)
“Parent Common Stock”	Recital A
“Parent Contracts”	Section 4.19(a)
“Parent Financial Statements”	Section 4.7(a)
“Parent Indemnitees”	Section 8.1(a)
“Parent Plan”	Section 6.1(a)

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“Parent Preferred Stock”	Section 4.3(a)
“Parent Schedule”	Article IV Preamble
“Parent SEC Reports”	Section 4.7(a)
“Parent Stockholder Matters”	Section 6.1(a)
“Parent Stock Options”	Section 4.3(b)
“Parent Unaudited Financial Statements”	Section 4.7(a)
“Parent Warrants”	Recital A
“Patents”	Section 10.2(l)
“Peerless”	Section 6.20
“Permits”	Section 2.7
“Person”	Section 10.2(m)
“Personal Property”	Section 2.15(b)
“Plan/Plans”	Section 2.12(a)
“Proxy Statement”	Section 5.1(a)
“Redomestication Certificate of Merger”	Section 1.2
“Redomestication Effective Time”	Section 1.2
“Registration Rights Agreement”	Section 6.16
“Reorganization”	Section 1.7
“Representative”	Section 1.9(c)
“Returns”	Section 2.18(a)
“Reviewable Document”	Section 6.6(a)
“Securities Act”	Section 1.10(b)(ii)
“Shareholders”	Recital A
“Signing Form 8-K”	Section 6.5(a)
“Signing Press Release”	Section 6.5(b)
“Special Meeting”	Section 5.1(a)
“Subsidiaries”	Section 2.2(a)
“Surviving Company”	Recital A
“Tax/Taxes”	Section 10.2(i)
“Third Party Claim”	Section 8.2
“Trademarks”	Section 10.2(o)
“Transaction Effective Time”	Section 1.2
“Transaction Certificate of Merger”	Section 1.2
“Trust Fund”	Section 4.24
“U.S. GAAP”	Section 2.8(b)
“WPT”	Section 6.19

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10.2       Additional Terms. For purposes of this Agreement:

(a)       the term “Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such Person. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise;

(b)       the term “Copyrights” means copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world;

(c)       the term “Environmental Law” means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to (1) the protection, investigation or restoration of the environment, health and safety, or natural resources, (2) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (3) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property and shall include, but not limited to, including but not the Clean Air Act, Clean Water Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right-to-Know Act, Endangered Species Act, Hazardous Materials Transportation Act, Migratory Bird Treaty Act, National Environmental Policy Act, Occupational Safety and Health Act, Oil Pollution Act of 1990, Resource Conservation and Recovery Act, Safe Drinking Water Act and the Toxic Substances Control Act;

(d)       the term “Governmental Action/Filing” means any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority;

(e)       the term “Governmental Entity” means any court, administrative agency, commission, governmental or regulatory authority or similar body (including any relevant securities exchange), domestic or foreign;

(f)       the term “Hazardous Substance” means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law;

(g)       the term “Interim Financing” means the $10,000,000 financing consummated prior to the date hereof by Ourgame and the Company.

(h)       the term “Intellectual Property” means any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) Patents; (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, formulae, technical data, and customer lists, and all documentation relating to any of the foregoing; (iii) Copyrights; (iv) Trademarks; (v) computer programs, software, and software programs, whether in source code, object code, or other form, including but not limited to (x) software implementations or algorithms, models, methodologies, libraries, and subroutines, (y) descriptions, flow-charts, architectures, development tools, and other materials used to design or develop the foregoing, and (z) all documentation, including development, diagnostic support, user and training documentation relating to any of the foregoing; (vi) computer hardware and gaming hardware; (vii) domain names, uniform resource locators and other names and locators associated with the Internet (viii) industrial designs and any registrations and applications therefor; (ix) all databases and data collections and all rights therein; (x) all moral and economic rights of authors and inventors, however denominated, and (xi) any similar or equivalent rights to any of the foregoing (as applicable);

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(i)       the term “knowledge” means actual knowledge or awareness, after due inquiry, as to a specified fact or event of a Person that is an individual or of an executive officer of a Person that is a corporation or of a Person in a similar capacity of an entity other than a corporation;

(j)       the term “Legal Requirements” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity;

(k)       the term “Lien” means any mortgage, pledge, security interest, encumbrance, lien, restriction or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to give any security interest);

(l)       the term “Material Adverse Effect” when used in connection with the Company, Parent or Noble, as the case may be, means any change, event, or occurrence, individually or when aggregated with other changes, events, or occurrences, that has a materially adverse effect on the business, financial condition or (except for purposes of Sections 7.2(e) and 7.3(e)) prospects, of the Company, Noble or Parent, as applicable, and their respective subsidiaries taken as a whole, provided however that none of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: any changes, events, occurrences or effects arising out of, resulting from or attributable to (A) acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism, (B) earthquakes, hurricanes, tornados or other natural disasters, or (C) changes attributable to the public announcement or pendency of the transactions contemplated hereby.

(m)       the term “Patents” means registered patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations, and continuations-in-part thereof.

(n)       the term “Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity;

(o)       the term “Tax” refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other Person with respect to any such amounts and including any liability of a predecessor entity for any such amounts;

(p)       the term “Trademarks” means trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor; and

ARTICLE XI

GENERAL PROVISIONS

11.1       Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via email or facsimile to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

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if to Parent or Merger Sub, to:

Black Ridge Acquisition Corp.

110 N 5th Street, Suite 410

Minneapolis, MN 55403

Attention: James Moe

Telephone: (952) 426-0333

Facsimile:

E-mail: ken.decubellis@blackridgeoil.com

with a copy to:

Graubard Miller

405 Lexington Avenue

New York, New York 10174-1901

Attention: David Alan Miller, Esq. / Jeffrey M. Gallant, Esq.

Telephone: 212-818-8880 Facsimile: 212-818-8881

Email: dmiller@graubard.com / jgallant@graubard.com

if to the Company to:

Allied Esports Entertainment, Inc.

c/o WPT Enterprises, Inc.

1920 Main St., Ste. 1150

Irvine, CA 92614

Attention: David Polgreen, Senior Director of Business and Legal Affairs

Telephone: (949) 225-2639

Facsimile: (949) 225-2602

Email: David.Polgreen@WPT.com

with a copy to:

Maslon LLP

300 Wells Fargo Center

90 South 7th Street

Minneapolis, MN 55402

Attention: Brad Pederson

Telephone: (612) 672-8341

Facsimile: (612) 642-8341

Email: bradley.pederson@maslon.com

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if to Ourgame, Primo or Noble to:

Ourgame International Holdings Limited

Tower B Fairmont, No. 1 Building, 17th Floor

33# Community, Guangshun North Street,

Chaoyang District, Beijing, 100102, China

Attention:

Telephone:

Email:

with a copy to:

Skadden, Arps, Slate, Meagher & Flom

42/F, Edinburgh Tower, The Landmark

15 Queen's Road Central, Hong Kong

Attention: Christopher W. Betts

Telephone: 852.3740.4827

Facsimile: 852.3740.4727

Email: christopher.betts@skadden.com

11.2       Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context shall require, any pronoun shall include the corresponding masculine, feminine and neuter forms. When a reference is made in this Agreement to an Exhibit or Schedule, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections or subsections, such reference shall be to a Section or subsection of this Agreement. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity. Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

11.3       Counterparts; Electronic Delivery. This Agreement and each other document executed in connection with the transactions contemplated hereby, and the consummation thereof, may be executed in one or more counterparts, all of which shall be considered one and the same document and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by facsimile or electronic transmission to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

11.4       Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Exhibits and Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the letter of intent between Parent and the Company dated September 25, 2018 is hereby terminated in its entirety and shall be of no further force and effect (except to the extent expressly stated to survive the execution of this Agreement and the consummation of the transactions contemplated hereby); and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement).

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11.5       Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

11.6       Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

11.7       Governing Law. This Agreement shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

11.8       Consent to Jurisdiction. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the state and federal courts of Delaware in connection with any matter based upon or arising out of this Agreement or the transactions contemplated hereby, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and manner of service of process. Each party hereto hereby agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts other than as provided herein.

11.9       Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

11.10       Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 11.10, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.11       Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties.

11.12       Extension; Waiver. At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

11.13       Currency. All references to currency amounts in this Agreement shall mean United States dollars.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

BLACK RIDGE ACQUISITION CORP.

By: /s/ Ken DeCubellis

       Name: Ken DeCubellis

       Title: Chief Executive Officer

BLACK RIDGE MERGER SUB CORP.

By: /s/ Ken DeCubellis

       Name: Ken DeCubellis

       Title: Chief Executive Officer

ALLIED ESPORTS ENTERTAINMENT, INC.,

By: /s/ Adam Pliska

       Name: Adam Pliska

       Title: Secretary

NOBLE LINK GLOBAL LIMITED

By: /s/ Kwok Leung Frank NG

       Name:       Kwok Leung Frank NG

       Title: Director

OURGAME INTERNATIONAL HOLDINGS LTD.

By: /s/ Eric Qing Yang

       Name: Eric Qing Yang

       Title: CEO

PRIMO VITAL LTD.

By: /s/ Kwok Leung Frank NG

       Name: Kwok Leung Frank NG

       Title: Director

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Annex B

OPINION OF CRAIG-HALLUM

December 19, 2018

Personal and Confidential

Board of Directors of

Black Ridge Acquisition Corporation

110 North Fifth Street, Suite 410

Minneapolis, Minnesota 55403

Members of the Board of Directors:

You have requested our opinion as to (i) the fairness, from a financial point of view, to Black Ridge Acquisition Corporation, a Delaware corporation (the “Company”), of the Merger Consideration (as defined below) to be paid by the Company pursuant to that certain Agreement and Plan of Reorganization (the “Agreement”) by and among the Company, Black Ridge Merger Sub Corporation, a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Allied Esports Entertainment, Inc., a Delaware corporation (the “Target”), Noble Link Global Limited, a British Virgin Islands exempted company (“Noble”), Ourgame International Holdings Ltd., a Cayman Islands corporation (“Ourgame”), and Primo Vital Ltd., a British Virgin Islands exempted company and wholly owned subsidiary of Ourgame, pursuant to which (a) Noble will merger with an into the Target, with the Target being the surviving entity of such merger (the “Redomestication Merger”), and (b) following the consummation of the Redomestication Merger, the Merger Sub will merge with and into the Target, with the Target being the surviving entity of such merger and a direct wholly owned subsidiary of the Company (the “Transaction Merger” and, together with the Redomestication Merger and the other transaction contemplated by the Agreement, the “Transaction”), and (ii) whether the fair market value of the Target equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account). The consideration to be paid by the Company to the holders of shares of capital stock of the Target upon consummation of the Transaction consists of the following (collectively, the “Merger Consideration”), subject to certain adjustments as further set forth in the Agreement: (x) an aggregate of 11,602,754 shares of common stock, par value $0.0001 per share (the “Company Common Stock”), of the Company; (ii) an aggregate of 3,800,003 warrants to purchase shares of Company Common Stock at a price per share of $11.50; and (iii) an aggregate of 3,846,153 shares of Company Common Stock if the last sales price of the Company Common Stock as reported on the Nasdaq Capital Market equals or exceeds $13.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any consecutive thirty (30) calendar days during the five (5) year period commencing on the Closing Date (the “Contingent Consideration”). On the Closing Date, the Company shall have at least $80.0 million in cash or liquid securities available for the working capital needs of the Target and for general corporate purposes (the “Company Working Capital”). Of such Company Working Capital, $35.0 million shall be used by the Company to pay the Target’s fee required under the Transaction Facilitation Agreement at Closing (the “Cash Payment”), subject to certain conditions further set forth in the Agreement. For purposes of our analyses, we have assumed with the consent of management of the Company and the Target that the implied enterprise value of the Target as of the Closing includes such Cash Payment. The specific terms and conditions of the Transaction are more fully set forth in the Agreement. Capitalized terms used but not otherwise defined in this letter have the same meaning as in the Agreement.

B-1

We, as a customary part of our investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. We have been engaged by the Company to render this opinion to its Board of Directors and we will receive a fee from the Company for providing this opinion, which is not contingent upon closing of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement relating to advising the Company on the Transaction. Furthermore, we have not been requested to, and did not, (i) participate in negotiations with respect to the Agreement, (ii) solicit any expressions of interest from any other parties with respect to any business combination with the Company or any other alternative transaction or (iii) advise the Board of Directors of the Company or any other party with respect to alternatives to the Transaction. In addition, we were not requested to and did not provide advice regarding the structure or any other aspect of the Transaction, or to provide services other than the delivery of this opinion. We have not otherwise acted as financial advisor to any party to the Transaction. In the ordinary course of our business, we and our affiliates may actively trade securities of the Company for our own account or the account of our customers and, accordingly, we may at any time hold a long or short position in such securities. We may seek to be engaged for compensation in the future to perform investment banking services for the Company.

In connection with our review of the Transaction and in arriving at our opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have: (i) reviewed and analyzed the financial terms of the draft of the Agreement received on December 17, 2018; (ii) reviewed and analyzed certain historical financial, operating and business information related to the Target; (iii) reviewed and analyzed certain internal financial projections of the Target prepared for financial planning purposes and furnished by the management of the Target; (iv) reviewed and analyzed certain publicly available information relative to the Company; (v) reviewed and analyzed certain historical financial, operating, market and securities data of the Company publicly available or furnished by the management of the Company, as applicable; (vi) conducted discussions with management of the Company with respect to the Company’s strategic reasons for pursuing the Transaction and the Company’s valuation of the Target; (vii) conducted discussions with members of management of the Company and the Target with respect to the business and prospects of the Company and the Target, respectively, on a stand-alone basis and on a combined basis; (viii) reviewed and analyzed the reported prices and trading activity of shares of Company Common Stock; (ix) compared the financial performance of the Target with that of certain other publicly traded companies deemed by us to be comparable to the Target; (x) to the extent publicly available, reviewed and analyzed financial terms of certain acquisition transactions involving companies operating in businesses and industries deemed similar to that in which the Target operates and selected companies deemed comparable to the Target; (xi) performed discounted cash flows analyses on the Target on a stand-alone basis incorporating various assumptions provided to us by the management of each of the Company and the Target; and (xii) compared the fair market value of the Target implied by the various financial analyses that we conducted to the amount held by the Company in trust for the benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account), as provided by management of the Target and the Company, as applicable. In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary and appropriate in arriving at our opinion.

In conducting our review of the Transaction, financial analyses and in rendering our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the financial projections reviewed by us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial results and condition of the Company and the combined company, the best currently available estimates and judgments of the management of the Target as to the future financial results and condition of the Target, and we express no opinion with respect to such projections or the assumptions on which they are based. If any of the foregoing assumptions are not accurate, the conclusion set forth in this opinion could be materially affected. Neither the Company nor the Target publicly disclose internal financial information of the type provided to us in connection with our review of the Transaction. As a result, such information was prepared for financial planning purposes by management of the Company and the Target, as applicable, and was not prepared with the expectation of public disclosure.

B-2

We have been advised by management of the Company, and we have assumed with the consent of management of the Company, that, as of the date hereof, (i) the amount held by the Company in trust for the benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account) is equal to $140.6 million, (ii) the fair market value of the Target (the “Target Fair Market Value”) is equal to (a) $151.3 million (excluding the Contingent Consideration), and (b) $201.3 million (including the Contingent Consideration), and (iii) the Target Fair Market Value is a reasonable basis upon which to evaluate the Target.

As you are aware, the credit, financial and stock markets have from time to time experienced unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Transaction and this opinion does not purport to address potential developments in any such markets.

We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or the Target since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have assumed that the final form of the Agreement will be substantially similar to the draft, received on December 17, 2018, reviewed by us, without modification of material terms or conditions. We have assumed that the Transaction will be consummated pursuant to the terms of the Agreement without amendments thereto and without waiver by any party of any conditions or obligations thereunder. In arriving at our opinion, we have assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained in a manner that will not adversely affect the Company or the Target, or alter the terms of the Transaction.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company or the Target, including any intellectual property for which the Company or the Target may or may not currently receive royalty or licensing fees, and we have not been furnished with any such appraisals or valuations, and have made no physical inspection of the property or assets of the Company or the Target. We express no opinion regarding the liquidation value of any entity.

We were not requested to opine, and no opinion is hereby rendered, as to whether any analyses of an entity, other than as a going concern, is appropriate in the circumstances and, accordingly, we have performed no such analyses. We have undertaken no independent analysis of any pending or threatened litigation, governmental proceedings or investigations, possible unasserted claims or other contingent liabilities, to which any of the Company, the Target or their respective affiliates is a party or may be subject and at the Company’s direction and with its consent, our opinion makes no assumption concerning and therefore does not consider, the possible assertion of claims, outcomes, damages or recoveries arising out of any such matters. No company or transaction used in any analysis for purposes of comparison is identical to the Company, the Target or the Transaction. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions to which the Company, the Target and the Transaction were compared and other factors that could affect the public trading value or transaction value of the companies, as applicable.

This opinion is necessarily based upon the financial, market, economic and other conditions that exist on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting this opinion which may come or be brought to our attention after the date of the opinion. We are not expressing any opinion herein as to the price at which shares of Company Common Stock have traded or such stock may trade following announcement of the Transaction or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

B-3

Consistent with applicable legal and regulatory requirements, we have adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold opinions, make statements or recommendations, and/or publish research reports with respect to the Company, the Target, the Transaction and other participants in the Transaction that differ from the views of our investment banking personnel.

This opinion is furnished pursuant to our engagement letter dated December 5, 2018 (the “Engagement Letter”). This opinion is directed to the Board of Directors of the Company in connection with its consideration of the Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should act or vote with respect to the Transaction or any other matter. Notwithstanding the foregoing, the Board of Directors of the Company is authorized to rely upon this opinion. Except with respect to the use of this opinion in connection with the proxy or information statement relating to the Transaction in accordance with the Engagement Letter, this opinion shall not be published, disclosed or otherwise used, nor shall any public references to us be made, without our prior written approval; provided that any summary of this opinion is in form and substance reasonably acceptable to us and our counsel.

This opinion addresses solely (i) the fairness, from a financial point of view, to the Company of the Merger Consideration to be paid in the Transaction pursuant to the Agreement, and (ii) whether the fair market value of the Target equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account), and does not address any other terms or agreement relating to the Transaction. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Transaction, or any solvency or fraudulent conveyance consideration relating to the Transaction. We express no opinion as to the relative merits of the Transaction as compared to any alternative business strategies or transactions that might exist for the Company, the Target or any other party or the effect of any other transaction in which the Company, the Target or any other party might engage. We express no opinion as to the amount, nature or fairness of the consideration or compensation to be received in or as a result of the Transaction by securityholders, officers, directors or employees of the Company, or any other class of such persons, or relative to or in comparison with the Merger Consideration. We have not been asked to consider, and this opinion does not address, the price at which the Company Common Stock will trade at any time or as to the impact of the Transaction on the solvency or viability of the Company to pay its obligations when they come due. We are not rendering any financial, legal, accounting or other advice and understand that the Company is relying on its legal counsel and accounting advisors as to legal and accounting matters in connection with the Transaction.

The preparation of a fairness opinion is a complex, analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and is not necessarily susceptible to partial analysis or summary description. In arriving at this opinion, we did not attribute any particular weight to any particular analysis or factor considered by us, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Several analytical methodologies were employed by us in our analyses, and no one method of analysis should be regarded as critical to the overall conclusion reached herein. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, we believe that our analyses must be considered as a whole and that selecting portions of our analyses and of the factors considered by us, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying this opinion. The conclusion reached by us, therefore, is based on the application of our own experience and judgment to all analyses and factors considered by us, taken as a whole. This opinion was reviewed and approved by the Craig-Hallum Fairness Opinion Committee.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that, as of the date hereof, (i) the Merger Consideration to be paid by the Company in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the Company, and (ii) the fair market value of the Target equals or exceeds 80% of the amount held by the Company in trust for benefit of its public stockholders (excluding any deferred underwriting commissions and taxes payable on the income earned on the trust account).

Sincerely,

/s/ Craig-Hallum Capital Group LLC

Craig-Hallum Capital Group LLC

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Annex C

ALLIED ESPORTS ENTERTAINMENT, INC.

2019 Equity Incentive Plan

Section 1.               Purpose; Definitions.

1.1.           Purpose. The purpose of the Plan is to enable the Company to offer to employees, officers, and directors of, and consultants to, the Company and its Subsidiaries whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to share monetarily in the success of and/or acquire an equity interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2.           Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)    “Affiliate” means a corporation, limited liability company, or other entity that controls, is controlled by, or is under common control with the Company or any of its Subsidiaries.

(b)   “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(c)    “Asset Sale” means an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d)   “Board” means the Board of Directors of the Company.

(e)    “Change of Control” means a transaction in which any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total Fair Market Value or combined voting power of the stock of the Company. A Change of Control caused by an increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as a Change of Control for purposes of the Plan.

(f)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, the Treasury Regulations thereunder, and any other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department.

(g)   “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(h)   “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.

(i)     “Company” means Allied Esports Entertainment, Inc., a corporation organized under the laws of the State of Delaware.

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(j)     “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(k)   “Effective Date” means the date determined pursuant to Section 11.1.

(l)     “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or is traded over-the-counter and last sale information is available, unless otherwise determined by the Committee, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or by such source that the Committee deems reliable, as the case may be; or (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i), such price as the Committee shall determine, in good faith.

(m)  “Holder” means a person who has received an award under the Plan.

(n)   “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(o)   “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(p)   “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(q)   “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(r)    “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(s)    “Plan” means this 2019 Equity Incentive Plan, as hereinafter amended from time to time.

(t)     “Repurchase Value” means the Fair Market Value if the award to be settled under Section 2.2(g) or repurchased under Section 5.2(l) is comprised of shares of Common Stock and the difference between Fair Market Value and the exercise price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of shares of Common Stock, means the greater of the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. “Repurchase Value,” if the award to be repurchased under Section 9.2 is comprised of Stock Options or Stock Appreciation Rights, means the difference between the greater of (1) the Fair Market Value or the value of such award based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event and (2) the exercise price (if lower), multiplied by the number of shares subject to the award.

(u)   “Restriction Period” means the time or times within which awards may be subject to forfeiture, including upon termination of employment or failure of performance conditions.

(v)   “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(w)  “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one share or an amount in cash or other consideration determined by the Committee to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

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(x)   “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(y)   “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, either a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) or, at the Company’s election, cash in the amount of the SAR Value.

(z)    “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan. Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

(aa) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(bb) “vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2.               Administration.

2.1.           Committee Membership. The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2.           Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Restricted Stock Units and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan) to:

(a)    select the officers, employees, directors, and consultants of the Company or Subsidiary to whom Stock Options, Stock Appreciation Rights Restricted Stock, Restricted Stock Units and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b)   determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c)    interpret this Plan and the terms of awards granted hereunder;

(d)   determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(e)    make all determinations with respect to a Holder’s service and the termination of such service for purposes of any award;

(f)    determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards under this Plan and cash and non-cash awards made by the Company and/or Subsidiary outside of this Plan;

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(g)   make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value;

(h)   accelerate the vesting or exercisability of any award at any time, and make decisions with respect to outstanding awards that may become necessary upon a Change of Control, Asset Sale, or an event that triggers anti-dilution adjustments under the terms of an outstanding award;

(i)     correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any award thereunder;

(j)     decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan;

(k)   subject to the terms of the Plan, amend the terms of an award in any manner that is not inconsistent with the Plan;

(l)     adopt such procedures, modifications or sub-plans as are necessary or appropriate to permit participation in the Plan by eligible persons who are foreign nationals or employed outside of the United States; and

(m)   generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or awards.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

2.3.           Interpretation of Plan.

(a)    Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company and its Subsidiaries and the Holders.

(b)   Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) nor any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code.

2.4 Award Agreements. The terms and conditions of each award made hereunder, as determined by the Committee, shall be set forth in an Agreement, which shall be delivered to the Holder receiving such award upon, or as promptly as reasonably practicable following, the grant of such award. The effectiveness of an award shall be subject to the Holder’s acceptance of the Agreement, unless otherwise provided in the Agreement.

2.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Delaware law, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit, or proceeding or in connection with any appeal therein, to which the members of the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any award granted under the Plan, and against all amounts paid by the members of the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the members of the Committee in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member of the Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit, or proceeding, such members of the Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding. The Company shall advance expenses to members of the Committee in connection with the Company’s indemnification obligations hereunder; provided that such member agrees in writing to reimburse the Company for such advances if such member if ultimately not entitled to indemnification hereunder.

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Section 3.               Stock Subject to Plan.

3.1.           Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to 5,000,000 1 shares of Common Stock (the “Shares”). Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

3.2.           Recycling Provision. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Restricted Stock Units or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any Shares surrendered by a Holder or withheld by the Company or its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan shall not be available for subsequent awards under the Plan.

3.3.           Adjustment Upon Changes in Capitalization, Etc. In the event of any Common Stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

3.4.           Administrative Stand Still. In the event of any changes in capitalization described above in Section 3.3, or any other extraordinary transaction or change affecting the shares or the share price of Common Stock, including any equity restructuring or any securities offering or other similar transaction, for administrative convenience, the Committee may refuse to permit the exercise of any award for up to sixty days before and/or after such transaction; provided, however, that the Committee may not refuse to permit the exercise of any award during the last five trading days prior to the expiration of such award.

3.5.           Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Committee may grant awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on awards in the Plan. Substitute awards will not count against the plan limit, except that shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.

3.7 Incentive Stock Option Limit. No more than 5,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options.2

3.8 Individual Limits. No person may be granted awards exercisable for in excess of ________ shares of Common Stock during any calendar year, provided that non-employee directors may not be granted during any calendar year in excess of the lesser of ______ shares of Common Stock or $___________ (calculating the value of any awards based on the grant date fair value).3

_______________

1 NTD: 15% of the outstanding common stock of the company after consummation of the Mergers.

2 NTD: the ISO rules require that the plan set an upper limit for the number of ISOs that may be granted under the plan.

3 NTD: the plan must set a “meaningful limit” on director compensation. The limit for non-employee directors is separately listed to make the limit clear.

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Section 4.               Eligibility.

Awards may be made or granted to employees, officers, directors and consultants of the Company or its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or Subsidiary and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary (including any non-employee directors) at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding anything to the contrary, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company or its Subsidiaries with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5.               Stock Options.

5.1.           Grant. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Agreement for a Stock Option shall indicate whether the Stock Option is intended to be an Incentive Stock Option or a Non-qualified Stock Option. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option, and the Company shall have no liability to the Holder arising from such failure of the Stock Option to qualify as an Incentive Stock Option.

5.2.           Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)    Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option may be exercisable after the expiration of ten years from the date of grant; provided, further, that no Incentive Stock Option granted to a person who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”) may be exercisable after the expiration of five years from the date of grant.

(b)   Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that the exercise price of a Stock Option may not be less than 100% of the Fair Market Value on the date of grant or, if greater, the par value of a share of Common Stock; provided, further, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder may not be less than 110% of the Fair Market Value on the date of grant.

(c)    Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a two- to five-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines in its sole discretion.

(d)   Method of Exercise. Subject to the installment, exercise and waiting period provisions as set forth in the Agreement, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan or a reduction of the number of shares of Common Stock otherwise deliverable upon exercise of such Option) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the next sentence of this section, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The Committee may also authorize other means for paying the exercise price of a Stock Option, including using the value of the Stock Option (as determined by the difference in the Fair Market Value of the Common Stock and the exercise price of the Stock Option or other means determined by the Committee).

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(e)    Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f)    Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and in any case the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g)   Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)   Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)     Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year in the case of a Non-Qualified Stock Option or three months in the case of an Incentive Stock Option (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j)     Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k)   Incentive Stock Options. The aggregate Fair Market Value (on the date of grant of the Stock Option) of shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Subsidiaries) shall not exceed $100,000. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, including by reason of the immediately preceding sentence, it shall constitute a separate Non-qualified Stock Option. The Company shall have no liability to any Holder or any other person if a Stock Option designated as an Incentive Stock Option fails to qualify as such at any time or if a Stock Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Stock Option do not satisfy the requirements of Section 409A of the Code.

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(l)     Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(m)  Rights as Stockholder. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6.               Stock Appreciation Rights.

6.1.           Grant. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option (“Related Right”) or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2.           Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)    Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement. Notwithstanding the foregoing, a Related Right shall be exercisable only to the same extent as the related Option, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options, and provided that the Holder surrenders the applicable portion of the related Stock Option upon exercise of the Related Right. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised or, at the Company’s election, cash for the value so calculated.

(b)   Termination. All or a portion of a Related Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c)    Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7.               Restricted Stock; Restricted Stock Units.

7.1.           Grant. Shares of Restricted Stock and Restricted Stock Units may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, any Restriction Period, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. In addition, the Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock Units will be awarded, and the vesting and forfeiture conditions during the applicable Restriction Period, as set forth in an Agreement.

7.2.           Restricted Stock Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a)    Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

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(b)   Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach by the Holder of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)    Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

7.3.           Restricted Stock Units Terms and Conditions. Each Restricted Stock Units award shall be subject to the following terms and conditions:

(a)    Settlement. The Committee may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Holder’s election, in a manner intended to comply with Section 409A.

(b)   No Rights as a Stockholder.  A Holder will have no rights of a holder of Common Stock with respect to shares subject to any Restricted Stock Unit unless and until the shares are delivered in settlement of the Restricted Stock Unit. No shares of Common Stock will be issued at the time a Restricted Stock Unit is granted.

(c)    Dividend Equivalents. If the Committee provides, a grant of Restricted Stock Units may provide a Holder with the right to receive dividend equivalents. Dividend equivalents may be paid currently or credited to an account for the Holder, settled in cash or shares and subject to the same restrictions on transferability and forfeitability as the Restricted Stock Units with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the Agreement.

(d)   Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock Units, if the applicable restrictions, terms, and conditions have not been met, all or part of such Restricted Stock Units shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock Units that shall have been so forfeited.

7.4       Removal of Restrictions. The Committee may remove any or all of the restrictions on Restricted Stock or Restricted Stock Units upon the determination that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate.

Section 8.               Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance goals. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

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Section 9.               Accelerated Vesting and Exercisability.

9.1.           Non-Approved Transactions.  If there is a Change of Control, and the Board does not authorize or otherwise approve such transaction, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards, and all performance goals will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

9.2.           Approved Transactions.  In the event of an Asset Sale or if there is a Change of Control that has been approved by the Company’s Board of Directors, then the Committee may (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan; (ii) require a Holder of any Stock Option, Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash, stock or other property, or any combination thereof, in an amount equal to the Repurchase Value of such award; provided, however, that the obligation to tender the Repurchase Value to such Holders may be subject to any terms and conditions to which the tender of consideration to the Company’s stockholders in connection with the acquisition is subject, including any terms and conditions of the acquisition providing for an adjustment to or escrow of such consideration; and provided, further, that in the case of any Stock Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the acquisition, the Committee may cancel the Stock Option or Stock Appreciation Right without the payment of consideration therefor; and/or (iii) terminate all incomplete performance periods in respect of awards in effect on the date the acquisition occurs, determine the extent to which performance goals have been met based upon such information then available as it deems relevant and cause to be paid to the Holder all or the applicable portion of the award based upon the Committee's determination of the degree of attainment of performance goals, or on such other basis determined by the Committee.

9.3.           Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10.            Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan or any Agreement, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan or the Agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any provision of the Code or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Section 11.            Term of Plan.

11.1.        Effective Date. The Effective Date of the Plan shall be [●], 2019, subject to the approval of the Plan by the Company’s stockholders on or prior to the one-year anniversary of the Effective Date. Only Stock Options may be granted under the Plan prior to such approval of the Plan by the Company’s stockholders; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2.        Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12.            General Provisions.

12.1.        Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

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12.2.        Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Neither the Company, the Board, nor the Committee shall be required to establish any special or separate fund or to segregate any assets to ensure the performance of obligations under the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3.        Employees.

(a)    Engaging in Competition with the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information.  If a Holder’s employment with the Company or Subsidiary is terminated for any reason whatsoever, and Holder (i) within three months after the date thereof, accepts employment with any competitor of, or otherwise engages in competition with, the Company, any Subsidiary, or any Affiliate thereof, (ii) within two years after the date thereof, solicits any customers or employees of the Company, any Subsidiary, or any Affiliate thereof to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) at any time uses or discloses to anyone outside the Company any confidential information of the Company, any Subsidiary, or any Affiliate thereof in violation of the Company’s policies or any agreement between the Holder and the Company or Subsidiary, the Committee, in its sole discretion, may require such Holder to return (through the payment of cash, return and transfer to the Company of shares of Common Stock or by other methods determined by the Committee) to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares subject to the award on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such shares, or (2) in the case of SARs, shall, at the Company’s election, return the full amount paid to the Holder in connection therewith.

(b)   Termination for Cause. If a Holder’s employment with the Company or Subsidiary is terminated for “cause” (as may be defined in the Agreement or an employment agreement entered into by the Holder), the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to (1) remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the shares on the date of termination (or the sales price of such Shares if the shares were sold during such six month period) and the price the Holder paid the Company for such shares, (2) with the consent of the Company, which may be withheld for any reason or no reason, surrender to the Company shares of Common Stock having Fair Market Value equal to the Fair Market Value on the date they were acquired upon exercise of the Option or (3) in the case of SARs, return the full amount paid to the Holder in connection therewith.

(c)    No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company, or Subsidiary any right to continued employment with the Company or Subsidiary, nor shall it interfere in any way with the right of the Company or Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4.        No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

12.5.        Limitations on Liability.

(a)    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate, or member of the Committee, will be liable to any Holder, former Holder, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as member of the Committee, director, officer, other employee or agent of the Company or any Subsidiary, Parent or Affiliate. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary, Parent or Affiliate and member of the Committee that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

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(b)   Neither the Company nor any Subsidiary shall be liable to a Holder or any other person as to: (i) the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (ii) any tax consequence expected, but not realized, by any Holder or other person due to the receipt, exercise or settlement of any Award granted hereunder.

12.6.        Lock-Up Period. The Company may, at the request of any underwriter, placement agent or otherwise, in connection with the registered offering of any Company securities under the Securities Act or pursuant to an exemption therefrom, prohibit Holders from, directly or indirectly, selling or otherwise transferring any shares or other Company securities acquired under this Plan during a period of up to one hundred eighty (180) days following either the effective date of a Company registration statement filed under the Securities Act, in the case of a registered offering, or the closing date of the sale of the Company securities, in the case of an offering exempt from registration, or for such longer period as determined by the underwriter or placement agent.

12.7.        Data Privacy. As a condition for receiving any award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Subsidiaries, Affiliates, and any Parent exclusively for implementing, administering and managing the Holder’s participation in the Plan. The Company and its Subsidiaries, Affiliates, and any Parent may hold certain personal information about a Holder, including the Holder’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares held in the Company or its Subsidiaries, Affiliates, and any Parent; and award details, to implement, manage and administer the Plan and awards (the “Data”). The Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data amongst themselves as necessary to implement, administer and manage a Holder’s participation in the Plan, and the Company and its Subsidiaries, Affiliates, and any Parent may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country. By accepting an award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Holder’s participation in the Plan, including any required Data transfer to a transfer agent, broker or other third party with whom the Company or the Holder may elect to deposit any shares. The Data related to a Holder will be held only as long as necessary to implement, administer, and manage the Holder’s participation in the Plan. A Holder may, at any time, view the Data that the Company holds regarding such Holder, request additional information about the storage and processing of the Data regarding such Holder, recommend any necessary corrections to the Data regarding the Holder or refuse or withdraw the consents in this Section 12.7 in writing, without cost, by contacting the local human resources representative. The Company may cancel Holder’s ability to participate in the Plan and, in the Committee’s discretion, the Holder may forfeit any outstanding awards if the Holder refuses or withdraws the consents in this Section 12.7. For more information on the consequences of refusing or withdrawing consent, Holders may contact their local human resources representative.

12.8.        Successor. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

12.9.        Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.10.     Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.11.     Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

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12.12.     Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

12.13.     Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.14.     Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.15.     Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.16.     Applicable Laws. The obligations of the Company with respect to all Stock Options and other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed. Notwithstanding anything herein to the contrary, the Plan and all awards will be administered only in conformance with such applicable laws. To the extent such applicable laws permit, the Plan and all Agreements will be deemed amended as necessary to conform to such applicable laws.

12.17.     Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.18.     Compliance with Section 409A of the Code. The Company intends that any awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code, such that there are no adverse tax consequences, interest, or penalties pursuant to Section 409A of the Code as a result of the awards. Notwithstanding the Company’s intention, in the event any award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend this Plan and/or outstanding Agreements, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt this Plan and/or any award from the application of Section 409A of the Code, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Section 409A of the Code, including without limitation any such regulations guidance, compliance programs and other interpretive authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and the awards are exempt from or comply with Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Holder’s “separation from service” or, if earlier, the date of the Holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

12.19.     Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the participants in the jurisdiction for which the sub-plan was designed.

12.20.     Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

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12.21.     Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements, in each case as it determines in its sole and absolute discretion.

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Annex D

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BLACK RIDGE ACQUISITION CORP.

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Pursuant to Section 245 of the

General Corporation Law of the State of Delaware

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BLACK RIDGE ACQUISITION CORP., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.       The name of the Corporation is “Black Ridge Acquisition Corp.”

2.       The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 9, 2017. The Corporation’s first Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 4, 2017.

3.       This Second Amended and Restated Certificate of Incorporation restates, integrates and amends the first Amended and Restated Certificate of Incorporation of the Corporation.

4.       This Second Amended and Restated Certificate of Incorporation was duly adopted by joint written consent of the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 141(f), 228, 242 and 245 of the General Corporation Law of the State of Delaware (“GCL”).

5. The text of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation is Allied Esports Entertainment, Inc. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL.

FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 66,000,000 of which 65,000,000 shares shall be Common Stock of the par value of $0.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $0.0001 per share.

A.      Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

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B.       Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

FIFTH: The name and mailing address of the sole incorporator of the Corporation are as follows:

Name	Address

Jeffrey M. Gallant	Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

SIXTH: The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be fixed exclusively by the Board of Directors and shall be as nearly equal as possible. The directors in Class A shall be elected for a term expiring at the first annual meeting of stockholders after the date on which this Certificate of Incorporation was first filed in the office of the Secretary of State of the State of Delaware (the “Effective Date”). The directors in Class B shall be elected for a term expiring at the second annual meeting of stockholders after the Effective Date. The directors in Class C shall be elected for a term expiring at the third annual meeting of stockholders after the Effective Date. Commencing at the first annual meeting of stockholders after the Effective Date, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.      Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B.      The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

C.      In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

EIGHTH:      A.       A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

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B.       The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH:       A.        Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the GCL or this Certificate of Incorporation or the Corporation’s Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware, or if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

B.       If any action the subject matter of which is within the scope of Section A immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section A immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

C.       If any provision or provisions of this Article TENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article TENTH (including, without limitation, each portion of any sentence of this Article TENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article TENTH.

ELEVENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate of Incorporation or in the future. In addition to the foregoing, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue.

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IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by Frank Ng, its Chief Executive Officer, as of the __ day of __________, 2019.

Frank Ng
Chief Executive Officer

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PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED JUNE 11, 2019

BLACK RIDGE ACQUISITION CORP.
c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

SPECIAL MEETING OF STOCKHOLDERS

[●], 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
BLACK RIDGE ACQUISITION CORP.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June [ ●], 2019, in connection with the special meeting in lieu of annual meeting to be held at 10:00 a.m. EST on [●], 2019, at the offices of Graubard Miller, counsel to Black Ridge Acquisition Corp. (“BRAC”), at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, and hereby appoints Ken DeCubellis, Michael Eisele and James Moe, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of BRAC registered in the name provided, which the undersigned is entitled to vote at the special meeting in lieu of annual meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 (THE MERGER PROPOSAL) BELOW, “FOR” EACH OF PROPOSALS 2A THROUGH 2C (THE CHARTER PROPOSALS) BELOW, “FOR” THE ELECTION OF ALL OF THE DIRECTORS IN PROPOSAL 3 BELOW, “FOR” PROPOSAL 4 (THE INCENTIVE PLAN PROPOSAL) BELOW AND “FOR” PROPOSAL 5 (THE ADJOURNMENT PROPOSAL) BELOW IF PRESENTED AT THE MEETING.

THE BRAC BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 (THE MERGER PROPOSAL) BELOW, “FOR” EACH OF PROPOSALS 2A THROUGH 2C (THE CHARTER PROPOSALS) BELOW, “FOR” THE ELECTION OF ALL OF THE DIRECTORS IN PROPOSAL 3 BELOW, “FOR” PROPOSAL 4 (THE INCENTIVE PLAN PROPOSAL) BELOW AND “FOR” PROPOSAL 5 (THE ADJOURNMENT PROPOSAL) BELOW.

PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE.

PROXY

1.	To consider and vote upon a proposal to approve to adopt the Agreement and Plan of Reorganization, dated as of December 19, 2018, and to approve the transactions contemplated thereby.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve amendments to the amended and restated certificate of incorporation of BRAC, effective following the business combination, to:

2a.	change the name of BRAC from “Black Ridge Acquisition Corp.” to “Allied Esports Entertainment, Inc.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

2b.	increase the number of authorized shares of BRAC Common Stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2c.	remove provisions that will no longer be applicable to BRAC after the business combination.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To elect the following directors who, upon the consummation of the business combination, will be the directors of BRAC, in the classes set forth below:

Class A (to serve until the 2020 annual meeting or until their successors are elected and qualified or their earlier resignation or removal):

	Ken DeCubellis	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Lyle Berman	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Benjamin Oehler	FOR ☐	AGAINST ☐	ABSTAIN ☐

Class B (to serve until the 2021 annual meeting or until their successors are elected and qualified or their earlier resignation or removal):

	Dr. Kan Hee Anthony Tyen	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Ho min Kim	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Bradley Berman	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Joseph Lahti	FOR ☐	AGAINST ☐	ABSTAIN ☐

Class C (to serve until the 2022 annual meeting or until their successors are elected and qualified or their earlier resignation or removal):

	Frank Ng	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Eric Yang	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Adam Pliska	FOR ☐	AGAINST ☐	ABSTAIN ☐

	Maya Rogers	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve an equity incentive plan to be effective upon consummation of the business combination.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To adjourn the annual meeting to a later date or dates if determined by the officer presiding over the meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Dated:	_________________________

______________________________________________
Stockholder’s Signature

______________________________________________
Stockholder’s Signature

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.